UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811- 4603

Thrivent Series Fund, Inc.
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of principal executive offices) (Zip code)

David S. Royal, Secretary
625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Name and address of agent for service)

Registrant's telephone number, including area code: (612) 340-4249
Date of fiscal year end: December 31
Date of reporting period: June 29, 2007

Item 1. Report to Stockholders

Thrivent Financial for Lutherans®

Thrivent Series Fund, Inc.

Semiannual Report

June 29, 2007

23572SAR R8-07

Thrivent.com

Table of Contents

President’s Letter	1
Economic and Market Overview	2
Portfolio Perspectives
Thrivent Aggressive Allocation Portfolio	4
Thrivent Moderately Aggressive Allocation Portfolio .	6
Thrivent Moderate Allocation Portfolio	8
Thrivent Moderately Conservative Allocation Portfolio	10
Thrivent Technology Portfolio	12
Thrivent Partner Small Cap Growth Portfolio	14
Thrivent Partner Small Cap Value Portfolio	16
Thrivent Small Cap Stock Portfolio	18
Thrivent Small Cap Index Portfolio	20
Thrivent Mid Cap Growth Portfolio	22
Thrivent Mid Cap Growth Portfolio II	24
Thrivent Partner Mid Cap Value Portfolio	26
Thrivent Mid Cap Stock Portfolio	28
Thrivent Mid Cap Index Portfolio	30
Thrivent Partner International Stock Portfolio	32
Thrivent Partner All Cap Portfolio	34
Thrivent Large Cap Growth Portfolio	36
Thrivent Large Cap Growth Portfolio II	38
Thrivent Partner Growth Stock Portfolio	40
Thrivent Large Cap Value Portfolio	42
Thrivent Large Cap Stock Portfolio	44
Thrivent Large Cap Index Portfolio	46
Thrivent Real Estate Securities Portfolio	48
Thrivent Balanced Portfolio	50
Thrivent High Yield Portfolio	52
Thrivent Diversified Income Plus Portfolio	54
Thrivent Income Portfolio	56
Thrivent Bond Index Portfolio	58
Thrivent Limited Maturity Bond Portfolio	60
Thrivent Mortgage Securities Portfolio	62
Thrivent Money Market Portfolio	64
Shareholder Expense Example	66

Schedules of Investments
Thrivent Aggressive Allocation Portfolio	69
Thrivent Moderately Aggressive Allocation Portfolio .	70
Thrivent Moderate Allocation Portfolio	71
Thrivent Moderately Conservative Allocation Portfolio	72
Thrivent Technology Portfolio	73
Thrivent Partner Small Cap Growth Portfolio	75
Thrivent Partner Small Cap Value Portfolio	78
Thrivent Small Cap Stock Portfolio	81
Thrivent Small Cap Index Portfolio	85
Thrivent Mid Cap Growth Portfolio	94
Thrivent Mid Cap Growth Portfolio II	98
Thrivent Partner Mid Cap Value Portfolio	102
Thrivent Mid Cap Stock Portfolio	105
Thrivent Mid Cap Index Portfolio	108
Thrivent Partner International Stock Portfolio	114
Thrivent Partner All Cap Portfolio	119
Thrivent Large Cap Growth Portfolio	122
Thrivent Large Cap Growth Portfolio II	126

Thrivent Partner Growth Stock Portfolio	130
Thrivent Large Cap Value Portfolio	133
Thrivent Large Cap Stock Portfolio	136
Thrivent Large Cap Index Portfolio	140
Thrivent Real Estate Securities Portfolio	148
Thrivent Balanced Portfolio	151
Thrivent High Yield Portfolio	171
Thrivent Diversified Income Plus Portfolio	179
Thrivent Income Portfolio	190
Thrivent Bond Index Portfolio	199
Thrivent Limited Maturity Bond Portfolio	211
Thrivent Mortgage Securities Portfolio	220
Thrivent Money Market Portfolio	223
Statement of Assets and Liabilities	228

Statement of Operations	234

Statement of Changes in Net Assets	240

Notes to Financial Statements	246

Financial Highlights
Thrivent Aggressive Allocation Portfolio	264
Thrivent Moderately Aggressive Allocation Portfolio	. 264
Thrivent Moderate Allocation Portfolio	264
Thrivent Moderately Conservative Allocation Portfolio	264
Thrivent Technology Portfolio	264
Thrivent Partner Small Cap Growth Portfolio	264
Thrivent Partner Small Cap Value Portfolio	264
Thrivent Small Cap Stock Portfolio	266
Thrivent Small Cap Index Portfolio	266
Thrivent Mid Cap Growth Portfolio	266
Thrivent Mid Cap Growth Portfolio II	266
Thrivent Partner Mid Cap Value Portfolio	266
Thrivent Mid Cap Stock Portfolio	266
Thrivent Mid Cap Index Portfolio	268
Thrivent Partner International Stock Portfolio	268
Thrivent Partner All Cap Portfolio	268
Thrivent Large Cap Growth Portfolio	268
Thrivent Large Cap Growth Portfolio II	268
Thrivent Partner Growth Stock Portfolio	268
Thrivent Large Cap Value Portfolio	270
Thrivent Large Cap Stock Portfolio	270
Thrivent Large Cap Index Portfolio	270
Thrivent Real Estate Securities Portfolio	270
Thrivent Balanced Portfolio	270
Thrivent High Yield Portfolio	270
Thrivent Diversified Income Plus Portfolio	272
Thrivent Income Portfolio	272
Thrivent Bond Index Portfolio	272
Thrivent Limited Maturity Bond Portfolio	272
Thrivent Mortgage Securities Portfolio	272
Thrivent Money Market Portfolio	272
Additional Information	274

Supplements to the Prospectus	275

Dear Member:

We are pleased to provide you with the semiannual report for the six months ended June 29, 2007, for the Thrivent Series Fund, Inc. In this report, you will find detailed information about each of the Thrivent Series Fund, Inc. portfolios, including performance highlights, overall market conditions and management strategies during the six-month period. In addition, Thrivent Financial’s Chief Investment Officer Russ Swansen reviews the larger economic environment in his Economic and Market Review.

The six-month period proved a rewarding one. Bolstered by relatively low interest rates, stronger than expected corporate profits and surging economic growth overseas, stocks — both domestic and international — posted excellent results. Bonds garnered more modest returns consistent with their lower risk profiles but still performed well.

But within the larger story of strong market performance is a sub-plot involving changing leadership among asset classes. For example, for the first time in many years, large-company stocks appear to be wrestling leadership from smaller-company stocks. Also, real estate equities, after spectacular performance for several years, appear to be cooling. How can a busy person keep up with all these financial market “moving parts” so that his or her portfolio is well positioned? The Thrivent Investment Strategy Committee can help you achieve this goal with its ongoing asset allocation strategies that are embedded in the Thrivent Asset Allocation Portfolios and Thrivent’s tactical model portfolios called Tilts. We aim for simple, honest, transparent investment guidance to help you better navigate ever-changing markets and reach your most important financial goals.

Good advice, a well thought out long-term plan and a disciplined approach can make all the difference. Be sure to contact your Thrivent Financial representative if you have any questions or concerns with your overall portfolio or your insurance needs.

Supporting your most important financial goal: The future

Whether saving for retirement or structuring accumulated assets for income generation, proper advice and guidance for this important goal is critical. At Thrivent Financial for Lutherans, we seek to provide you, the member, with the financial confidence and security you need to live the life you want. Our asset management capabilities position us well to structure and monitor an investment course that can help you reach your goals. Whether you seek an aggressive approach for long-term growth or a conservative plan for near-term income, Thrivent Financial has the resources to help. Relevant, honest financial advice with the products and services that can help you achieve what you’ve worked so hard for — that’s our goal.

A strategy that fits your needs

We have the investment solutions and a money management philosophy uniquely tailored to support our members. Critical among these solutions is our strong belief in asset allocation and overall portfolio balance. Studies have shown that strategic asset allocation (the mix of investments in an overall portfolio) can be the major determinant of how well your assets will fare over the long term. Furthermore, success in managing assets or making retirement assets last longer is often dependent on achieving growth by investing in stocks. A sound asset allocation strategy can reduce the risk of volatile stocks by diversifying among different types of stocks (large and small, international and domestic, value style and growth style, etc.) as well as bonds and real estate securities.

Consider the following:

• Thrivent Financial associates are equipped with leading-edge tools and advice to build and support ongoing asset allocation strategies.

• Each portfolio is strictly managed to its individual investment objective to best support asset allocation.

• Finally, our Thrivent Asset Allocation Portfolios are customized to risk tolerance levels to provide a simple and smart method of managing your assets.

Thrivent Diversified Income Plus Portfolio

Thrivent is proud to offer a dividend-oriented Portfolio to our valued members. The Thrivent Diversified Income Plus Portfolio seeks a high current yield for income and, secondarily, potential growth in the form of capital appreciation through an optimized asset allocation mix of high yield bonds, real estate equities, dividend producing stocks and high-quality fixed income investments.

With life spans growing ever longer and the specter of inflation taking a bite out of fixed income portfolios, the Thrivent Diversified Income Plus Portfolio can provide valuable equity exposure and the potential growth your portfolio needs in retirement without the level of volatility that comes with many stock funds. Generating total return primarily from reinvesting dividends can provide a smoother growth track for your assets than sole reliance on more volatile security price gains. Contact your Thrivent Financial representative for more information.

Our commitment to you

We remain committed to providing our members with the guidance and solutions they need to prepare for retirement and to achieve their goals. Thank you for continuing to turn to us for your financial solutions. We very much value you and your business.

Sincerely,

Pamela J. Moret
President and Director
Thrivent Series Fund, Inc.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus contact a registered representative or visit www.thrivent.com.

Stocks and bonds generally posted positive returns during the six-month period ended June 29, 2007, as investors mulled conflicting signals on the direction of the markets and the economy. These signs not only included shifts in the economy’s growth rate, a spike in interest rates and a continued slump in housing, but also a strong labor market, brisk consumer spending and impressive corporate profits.

U.S. Economy

The nation’s gross domestic product (GDP) fell from a 2.5% annual growth rate in the fourth quarter of 2006 to a 0.6% annual rate in the first quarter of 2007, the weakest rate of expansion in four years. Preliminary indications for the second quarter suggest a rebound in activity from the depressed first quarter level but expectations are for GDP growth to remain below trend, weighed down by more modest increases in consumer spending. Stable employment and reasonable income gains are being offset by stubbornly high energy prices and ongoing softness in housing.

The housing market showed few signs of recovery. Annualized sales of existing homes declined 2.6% in April, and in May they fell more than 10% from the previous–year level, the lowest since 2003. Annualized sales of new homes increased 16.2% in April, with the largest increase in the South, but they declined 1.6% in May. The May new home sales total was down nearly 16% from the total a year earlier.

Higher levels of business spending have offset much of the negative impact of the housing slowdown and a lower dollar is improving export sales as other economies pick up some growth momentum. Inventories are also a bit low and restocking should lead to better domestic growth.

Inflation and monetary policy

Excluding the volatile prices of food and energy, the core Consumer Price Index (CPI) advanced at a 2.1% annual rate during the first five months of 2007, following a 2.6% rise in all of 2006. “Headline” inflation accelerated during the period. The CPI rose at a 5.5% annual rate for the first five months of 2007, compared with a 2.5% rate for all of 2006, primarily as the result of a rebound in energy prices. The Federal Reserve has opted to maintain its policy stance, with indication of lowering the Fed Funds rate from its present level of 5.25% . After the Fed’s June meeting, policymakers said “a sustained moderation in inflation pressures has yet to be convincingly demonstrated.” Under current circumstances, they noted, the Fed’s main concern remains the risk that inflation will fail to moderate as expected.

Equity performance

Stocks gained steadily through late February, spurred by strong corporate profits, a flurry of merger and acquisition activity, and diminishing worries about higher commodities costs, inflation and interest rates. But on February 27, a 9% slide in Chinese stocks prompted most U.S. stock indexes to fall between 3% and 4% — the worst single-day decline in nearly four years. The Chinese market plunge was a reaction to Chinese authorities’ moves to limit speculative investment activity in Chinese stocks.

Unexpectedly strong earnings reports for the first quarter helped stocks regain their upward momentum in April and May, with many indexes at or approaching record highs. An abrupt rise in bond yields in June caused the rally to stall, though the market consolidated at a high level through the end of June.

Large-company stocks narrowly outperformed small-company issues during the period. The S&P 500 Index of large-company stocks posted a 6.96% total return, while the Russell 2000® Index of small-company stocks recorded a 6.45% return. Growth stocks outperformed value stocks. During the period, the Russell 1000® Growth Index returned 8.13%, while the Russell 1000® Value Index posted a return of 6.23% .

Sectors that performed best within the S&P 500 during the period included energy, materials, information technology, telecommunications services, and industrials, while consumer discretionary, consumer staples, and health care advanced at a more moderate rate. Financials, hurt by the rise in interest rates and the continuing troubles in the sub-prime mortgage sector, was the only S&P 500 sector to register a negative return.

Real estate investment trusts (REITs) had a particularly difficult period due to rising rates and extended valuations, with the FTSE NAREIT Equity REIT Index posting a –5.89% return for the six months. Foreign stocks generally continued to outperform most domestic issues. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index posted an 11.09% total return in dollar terms.

Fixed income performance

Treasury yields were relatively stable during the period until early June, when they spiked as bond investors began to worry about a reacceleration in economic growth and, consequently, started to suspect that the Federal Reserve would not begin cutting rates as early as they expected. The rise in yields — which occurred in all but the shortest maturity lengths — eliminated the yield curve inversion (an abnormal situation in which shorter-term bonds actually pay higher yields than longer-term bonds) that had persisted for much of the last year. The six-month Treasury yield fell from 5.09% to 4.93% during the period, the 10-year yield increased from 4.70% to 5.03%, and the 30-year Treasury yield rose from 4.81% to 5.12% .

Increasing yields, with a corresponding drop in prices, generally limited bonds’ total returns for the six months ended June 29, 2007. The Lehman Brothers Aggregate Bond Index of the broad U.S. bond market posted a 0.97% total return and the Lehman Brothers Municipal Bond Index registered a total return of 0.14% . The Lehman Brothers Government/Corporate 1–3 Year Bond Index registered a 2.42% total return.

Below-investment-grade corporate bonds were stronger U.S. market performers during the period. The Lehman Brothers U.S. Corporate High Yield Bond Index registered a 2.87% total return.

Outlook

We expect economic growth to remain below average over the next few months, with inflation moderating. Gross domestic product growth should continue at around a 2% annual rate. Energy and commodities prices should moderate, and the housing market should begin to stabilize. These factors suggest consumer spending, while not robust, will be sufficient to maintain growth. We expect business spending on new plant and equipment to continue, after a number of years of below average investing in productive resources.

With policymakers concerned about the potential for higher inflation, we do not expect the Federal Reserve to ease interest rates any time soon. With uncertainty in the housing market, there is a possibility that the economy could slow more than we expect or even enter a recession.

As always, your best strategy is to work with your Thrivent Financial registered representative to create a plan based on your goals, diversify your portfolio and remain focused on the long term.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, investment adviser risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Aggressive Allocation Portfolio returned 8.79% during the six-month period ended June 29, 2007. The Portfolio peer group, as represented by the Lipper Multi Cap Core category, reported a median return of 7.53% . The Portfolio’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 6.96% and 0.98%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio’s asset allocation within equities was the primary factor in superior returns versus the benchmarks, with good performance within particular Portfolio segments being an additional factor positively affecting returns. Aggressive Allocation Portfolio maintained an average exposure of greater than 90% of Portfolio assets in equity based accounts, with stocks providing a significant return premium versus bonds over the reporting period. Yields on fixed income securities had a modest upward bias since the beginning of the year, which resulted in total returns from fixed income in the low single digit area. Stocks experienced relatively stronger returns, generally in the mid- to high- single digits, following above expectations earnings’ reports from certain market segments early in the second calendar quarter. International stocks provided a better return than most U.S. stock categories and the Portfolio has a good exposure to that segment. Additionally, the Portfolio leans toward growth within the U.S. equity segments, and that group of stocks achieved better performance than core or value sectors over the period. The managed growth accounts within the Portfolio also performed better than their respective indexes, adding incremental performance.

The Portfolio has limited exposure to real estate investments trusts (REITs) due to valuation concerns; that lack of exposure benefited results during the period. Fixed income accounts are less than 10% of Portfolio assets and provide a modest reduction in Portfolio volatility as well as some stability, should equity markets come under pressure. High yield has been a modest component within the account and its returns have been better than higher-quality segments over the last few years, adding value when compared to our fixed income benchmark. We also have exposure to investment grade fixed income securities. All of these segments provided returns approximately in line with their respective sub-indexes.

What is your outlook?

As the reporting period draws to a close, we have become concerned with the back-up in the general level of interest rates, particularly in the highest-quality segments of government

Quoted Portfolio Composition and Top 10 Holdings are subject to change.
4

obligations, as well as the continued narrowing of risk or yield premiums offered in lower rated fixed income securities. This is occurring in an environment that we believe carries heightened inflation risk, the deterioration of credit standings in light of an aggressive merger and acquisition market, and the continued reduction of equity shares outstanding funded by using cash on the balance sheet or the issuance of debt, neither of which is favorable for bond investors. Additionally, stocks have continued to move ahead despite the increase in interest rates, causing valuation ratings to deteriorate. Based on that, we began late in the period to upgrade the quality of our holdings in both the fixed income and equity segments of the Portfolio. We did not alter the bond/stock allocations, as it is still an even bet that the economic cycle will continue to support exposure to financial assets; however, we believe there are sufficient risks to justify a meaningful upgrade in the quality of holdings. As such, we modestly reduced exposure to the mid- and small-cap segments of the equity Portfolio and reinvested those proceeds in large-cap stocks. We maintain our bias to the growth oriented equity investment styles. In fixed income, we have reduced our exposure to high yield and reinvested those assets in higher-quality securities within fixed income categories.

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, investment adviser risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Moderately Aggressive Allocation Portfolio returned 7.02% for the six-month period ended June 29, 2007. The Portfolio peer group, as represented by the Lipper Mixed Asset Target Allocation Growth category, reported a median return of 6.10% . The Portfolio’s benchmark indexes, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 6.96% and 0.98%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio’s asset allocation within equities was the primary factor in superior returns versus the benchmarks, with good performance within particular Portfolio segments being an additional factor positively affecting returns. The Portfolio maintained an average exposure of approximately 75% of assets in equity based accounts, and stocks provided a significant return premium versus bonds over the reporting period. Yields on fixed income securities had a modest upward bias since the beginning of the year, which resulted in total returns from fixed income in the low single digit area. Stocks experienced relatively stronger returns, generally in the mid- to high-single digits, following above expectations earnings’ reports from certain market segments early in the second calendar quarter. International stocks provided a better return than most U.S. stock categories, and the Portfolio has a good exposure to that segment. Additionally, the Portfolio leans toward growth within the U.S. equity segments, and that group of stocks achieved better performance than core or value sectors over the period. The managed growth accounts within the Portfolio also performed better than their respective indexes, adding incremental performance.

The Portfolio has limited exposure to real estate investments trusts (REITs) due to valuation concerns; that lack of exposure benefited results during the period. Fixed income accounts are approximately 25% of Portfolio assets and provide a reduction in Portfolio volatility as well as some stability, should equity markets come under pressure. High yield has been a component within the fixed accounts and its returns have been better than higher-quality segments over the last few years, adding value when compared to our fixed income benchmark. We also have exposure to investment grade fixed income securities. All of these segments provided returns approximately in line with their respective sub-indexes.

What is your outlook?

As the reporting period draws to a close, we have become concerned with the back-up in the general level of interest rates, particularly in the highest-quality segments of

Quoted Portfolio Composition and Top 10 Holdings are subject to change.
6

government obligations, as well as the continued narrowing of risk or yield premiums offered in lower rated fixed income securities. This is occurring in an environment that we believe carries heightened inflation risk, the deterioration of credit standings in light of an aggressive merger and acquisition market, and the continued reduction of equity shares outstanding funded by using cash on the balance sheet or the issuance of debt, neither of which is favorable for bond investors. Additionally, stocks have continued to move ahead despite the increase in interest rates, causing valuation ratings to deteriorate. Based on that, we began late in the period to upgrade the quality of our holdings in both the fixed income and equity segments of the Portfolio. We did not alter the bond/stock allocations, as it is still an even bet that the economic cycle will continue to support exposure to financial assets; however, we believe there are sufficient risks to justify a meaningful upgrade in the quality of holdings. As such, we modestly reduced exposure to the mid- and small-cap segments of the equity Portfolio and reinvested those proceeds in large-cap stocks. We maintain our bias to the growth oriented equity investment styles. In fixed income, we have reduced our exposure to high yield and reinvested those assets in higher-quality securities within fixed income categories.

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, investment adviser risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Moderate Allocation Portfolio returned 5.47% for the six-month period ended June 29, 2007. The Portfolio peer group, as represented by the Lipper Mixed Asset Target Allocation Moderate category, reported a median return of 5.33% . The Portfolio’s benchmark indexes, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 6.96% and 0.98%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio’s asset allocation within equities was the primary factor in positive returns versus the benchmarks, with solid performance within particular Portfolio segments being an additional factor positively affecting returns. Moderate Allocation Portfolio maintained an average exposure of approximately 57% of assets in equity based accounts, and stocks provided a significant return premium versus bonds during this period. Yields on fixed income securities had a modest upward bias since the beginning of the year, resulting in total returns from fixed income in the low single digit area. Stocks experienced relatively stronger returns, generally in the mid- to high-single digits, following above expectations earnings’ reports from certain market segments early in the second calendar quarter. International stocks provided a better return than most U.S. stock categories; the Portfolio has some exposure to that segment. Additionally, the Portfolio leans toward growth within the U.S. equity segments, and that group of stocks achieved better performance than core or value sectors over the period. The managed growth accounts within the Portfolio also performed better than their respective indexes, adding incremental performance.

The Portfolio has limited exposure to real estate investments trusts (REITs) due to valuation concerns; that lack of exposure benefited results during the period. Fixed income accounts are approximately 43% of Portfolio assets and provide a reduction in Portfolio volatility as well as some stability, should equity markets come under pressure. High yield has been a component within the fixed accounts and its returns have been better than higher-quality segments over the last few years, adding value when compared to our fixed income benchmark. We also have high exposure to investment grade fixed income securities, which have provided superior returns to treasury obligations. All of these segments provided returns approximately in line with their respective sub-indexes.

What is your outlook?

As the reporting period draws to a close, we have become concerned with the back-up in the general level of interest rates, particularly in the highest-quality segments of government obligations, as well as the continued narrowing of risk or

Quoted Portfolio Composition and Top 10 Holdings are subject to change.
8

yield premiums offered in lower-rated fixed income securities. This is occurring in an environment that we believe carries heightened inflation risk, the deterioration of credit standings in light of an aggressive merger and acquisition market, and the continued reduction of equity shares outstanding funded by using cash on the balance sheet or the issuance of debt, neither of which is favorable for bond investors. Additionally, stocks have continued to move ahead despite the increase in interest rates, causing valuation ratings to deteriorate.

Based on that, we began late in the period to upgrade the quality of our holdings in both the fixed income and equity segments of the Portfolio. We did not alter the bond/stock allocations, as it is still an even bet that the economic cycle will continue to support exposure to financial assets; however, we believe there are sufficient risks to justify a meaningful upgrade in the quality of holdings. As such, we modestly reduced exposure to the mid- and small-cap segments of the equity Portfolio and reinvested those proceeds in large-cap stocks. We maintain our bias to the growth oriented equity investment styles. In fixed income, we have reduced our exposure to high yield and reinvested those assets in higher-quality securities within fixed income categories.

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, investment adviser risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Moderately Conservative Allocation Portfolio returned 4.10% for the six-month period ended June 29, 2007. The Portfolio peer group, as represented by the Lipper Mixed Asset Target Allocation Conservative category, reported a median return of 3.48% . The Portfolio’s benchmark indexes, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 6.96% and 0.98%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio’s asset allocation within equities was the primary factor in good returns versus the benchmarks, with solid performance within particular Portfolio segments also positively affecting returns. Moderately Conservative Allocation Portfolio maintained an average exposure of approximately 38% of Portfolio assets in equity based accounts and stocks provided a significant return premium versus bonds over the reporting period. Yields on fixed income securities had a modest upward bias since the beginning of the year, which resulted in total returns from fixed income in the low single digit area. Stocks experienced relatively stronger returns, generally in the mid- to high-single digits, following above expectations earnings’ reports from certain market segments early in the second calendar quarter. International stocks provided a better return than most U.S. stock categories and the Portfolio has some exposure to that segment. Additionally, the Portfolio leans toward growth within the U.S. equity segments, and that group of stocks achieved better performance than core or value sectors over the period. The managed growth accounts within the Portfolio also performed better than their respective indexes, adding incremental performance.

The Portfolio has limited exposure to real estate investments trusts (REITs) due to valuation concerns; that lack of exposure benefited results during the period. Fixed income accounts are approximately 62% of Portfolio assets and provide a reduction in Portfolio volatility as well as some stability, should equity markets come under pressure. High yield has been a component within the fixed accounts and its returns have been better than higher-quality segments over the last few years, adding value when compared to our fixed income benchmark. We also have high exposure to investment grade fixed income securities, which have provided superior returns to treasury obligations. All of these segments provided returns approximately in line with their respective sub-indexes.

What is your outlook?

As the reporting period draws to a close, we have become concerned with the back-up in the general level of interest rates, particularly in the highest-quality segments of government

Quoted Portfolio Composition and Top 10 Holdings are subject to change.
10

obligations, as well as the continued narrowing of risk or yield premiums offered in lower-rated fixed income securities. This is occurring in an environment that we believe carries heightened inflation risk, the deterioration of credit standings in light of an aggressive merger and acquisition market, and the continued reduction of equity shares outstanding funded by using cash on the balance sheet or the issuance of debt, neither of which is favorable for bond investors. Additionally, stocks have continued to move ahead despite the increase in interest rates, causing valuation ratings to deteriorate.

Based on that, we began late in the period to upgrade the quality of our holdings in both the fixed income and equity segments of the Portfolio. We did not alter the bond/stock allocations, as it is still an even bet that the economic cycle will continue to support exposure to financial assets; however, we believe there are sufficient risks to justify a meaningful upgrade in the quality of holdings. As such, we modestly reduced exposure to the mid- and small-cap segments of the equity Portfolio and reinvested those proceeds in large-cap stocks. We maintain our bias to the growth oriented equity investment styles. In fixed income, we have reduced our exposure to high yield and reinvested those assets in higher-quality securities within fixed income categories.

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Technology Portfolio returned 10.15% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper Science & Technology category, reported a median return of 7.49% . The Portfolio’s market benchmark, the Goldman Sachs Technology Industry Composite, now known as CBOE GSTI Composite Index returned 9.25% .

What factors affected the Portfolio’s performance?

Encouragingly, the Portfolio has outperformed its public benchmark and peer group since the start of 2007 as a result of a significant repositioning in application software, technology services and hardware. In software, where we focused on niche application and middleware providers, strong gains in Hyperion and Nuance outweighed underperforming positions BEA Systems, Adobe Systems and TIBCO, and complemented our avoidance of underperformers Microsoft and Symantec. In Internet software and services we emphasized names with exposure to digital marketing like aQuantive, which was an especially strong performance contributor, along with VeriSign.

Technology hardware was a negative influence on total period performance due to security selection within semiconductors, but a significant overweighting in Apple and our meaningful exposure to strong-performing storage plays EMC Corp. and Emulex minimized its impact. Other negative contributors to performance included an underweighted position in the Internet retail sector and an overweighted position in the lagging biotechnology arena of the heath care sector.

What is your outlook?

Solid, though not spectacular, domestic capital spending sustains our optimism regarding technology expenditure growth at the enterprise level of 5% or more, with even stronger trends within the networking and video communications industries. Stronger international markets and a weak dollar provide additional reasons for optimism in a sector with disproportionate exposure to foreign demand.

We remain enthusiastic about dominant consumer and advertising names like Apple, Google and Yahoo!; storage companies; networking/bandwidth suppliers; and service-oriented architecture companies. Regulatory concerns and pipeline issues have created opportunities within the drug, biotechnology and medical device sectors, and we maintain above-benchmark exposure in these areas.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

Companies continue to enjoy unprecedented levels of cash and liquidity, and have the ability and motivation to upgrade their technology infrastructure in a global environment in which productivity gains are crucial to competitiveness. Manifestation of this trend should have a positive impact on the Portfolio.

We believe interest rate fears will abate as moderate economic growth persists in the second half of 2007, putting a greater premium on the growth profile of technology-focused sectors and allowing multiples to expand, especially for larger-cap names where operating and return metrics have caught up with their small- and mid-cap brethren, even if their valuations haven’t.

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The CBOE GSTI Composite Index is a modified capitalization-weighted index of selected technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Partner Small Cap Growth Portfolio returned 9.59% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper Small Cap Growth category, reported a median return of 10.94% . The Portfolio’s market benchmark, the Russell 2000® Growth Index, returned 9.33% .

What factors affected the Portfolio’s performance?

Returns for the period were in line with the good level of absolute returns realized by the benchmark Index. Areas of strong returns in the Portfolio were counterbalanced by segments that exhibited more mixed results. In total, the Portfolio realized a rewarding absolute return but achieved little incremental value versus the benchmark Index. Financials, energy and health care were segments of the Portfolio that achieved better than market results. In the financial segment, strong stock selection in the real estate investment trust (REIT) industry was led by our position in Highland Hospitality Corp. International Securities Exchange Holdings Inc. also performed well in the diversified financial services group, as did other select positions with an exposure to the continued strength in the financial markets. We did not have significant holdings in those companies with exposure to ongoing deterioration in the sub-prime lending industry. Holdings in the energy equipment and services industries performed well, given the renewed strength in energy prices and continued expansion of capital spending focused on finding new sources of energy. Health care stocks underperformed the broader market. Our modest underweighting in the group, as well as our stock selection, aided the Portfolio’s overall results. Our holdings in the pharmaceutical industry lifted our results as stocks like K-V Pharmaceuticals performed well in the period.

The consumer discretionary segment of the Portfolio detracted from returns as our holding in Shuffle Master Inc. performed poorly in the period. Under Armor Inc. in the apparel group also did not perform up to expectations and was a drag on Portfolio performance. Arbitron Inc. in the media group performed well but was not of sufficient size to offset the returns in the more poorly performing segments. Our holdings in information technology stocks performed well during the period, with both the sector and our holdings outperforming the benchmark Index. We also held a modest amount of cash in the period for liquidity and transaction purposes and with the strong advance in the benchmark Index, there was a modest reduction in return due to those holdings.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

We continue to anticipate that 2007 will prove a year in which price/earnings ratios expand — a circumstance that typically bodes well for growth stocks. We think any multiple expansion (which would be the first since 2003) could help offset the decelerating rate of corporate earnings growth. Although we think the stock market should be higher at the end of the year than it is now, a number of risks could confound that outlook: consumer spending, which accounts for about 70% of the gross domestic product, is softening; petroleum prices threaten to spike sharply higher; and a large loss in the suddenly unsteady Chinese stock market could have an adverse impact on the U.S. market. But we don’t assign a high probability to any of those risks. We expect the economy to move into the second half of the cycle, where solid but more moderate expansion will increasingly favor secularly driven growth stocks.

* The Russell 2000® Growth Index is an unmanaged index comprised of companies with a greater than average growth orientation within the Russell 2000® Index. The Russell 2000® Index is comprised of the 2,000 smaller companies in the Russell 3000® Index, which represents the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Partner Small Cap Value Portfolio returned 7.98% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper Small Cap Value category, reported a median return of 6.86% . The Portfolio’s market benchmark, the Russell 2000® Value Index, returned 3.80% .

What factors affected the Portfolio’s performance?

The financials sector was the dominant contributor to our above-market return, followed by energy and consumer staples. The main detractors were consumer discretionary and health care. In the financials sector, the Portfolio benefited from being underweighted in commercial banks and real estate investment trusts (REITs). REIT stocks declined on valuation concerns, as this was one of the worst performing industries in the sector. Although in general the flat yield curve has put pressure on commercial banks, the Portfolio’s selection of companies did relatively well, aided by merger and acquisition activity. First Republic Bank, a commercial bank that focuses on high net worth individuals and their businesses, agreed to be acquired at a premium by Merrill Lynch. In addition, Ohio Casualty, a property and casualty insurer, agreed to be acquired by Liberty Mutual. Bristol West Holdings, an auto insurer, was purchased by Farmers Insurance Group.

An overweighted position in energy, one of the strongest performing sectors of the Index, contributed to results, as did stock selection, which included companies like Todco, W-H Energy Services and Atwood Oceanics.

Two food retailers — Nash Finch and Winn-Dixie — drove results in the consumer staples sector. The Portfolio is underweighted in this sector due to concerns over consumer spending as high energy costs, rising interest rates and the housing slowdown squeeze disposable income. Decreasing disposable income and housing market weakness impeded results in the consumer discretionary sector. Companies affected by these factors included Rare Hospitality International, an operator of chain restaurants, Building Material Holding, a manufacturer of pre-fabricated housing components, and M/I Homes, a builder of single-family homes.

The health care sector detracted primarily due to negative results in the life sciences tools and services industry and relatively weak performance in the health care equipment and supplies industry. The Portfolio’s position in the biotechnology industry is being increased given improving valuations and attractive long-term growth prospects.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

A slowing economy should favor the stocks of larger growth companies, as they are not as reliant on good economic growth as more cyclical companies. Overall, stocks appear attractive relative to bonds, barring any unexpected increase in interest rates. Within the small-cap universe, energy, materials, and industrials and business services stocks are expected to continue to benefit from the growing global economy. Valuations within the financials sector should decrease given the sector’s weakness in the United States. This should provide opportunities to invest in companies that appear well-positioned to weather the storm.

* The Russell 2000® Value Index is an index comprised of companies with a greater than average value orientation within the Russell 2000® Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ending June 29, 2007?

Thrivent Small Cap Stock Portfolio returned 8.47% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper Small Cap Core category, reported a median return of 8.22% . The Portfolio’s market benchmark, the Russell 2000® Index, returned 6.45% .

What factors affected the Portfolio’s performance?

The greatest impact on Portfolio performance during the period on both an absolute and relative basis was the underweighted position of the financials sector. Given our concerns regarding the mortgage and housing markets, along with credit quality and interest rate concerns, the Portfolio has been very discriminate in holding financials stocks. During the period, elevated defaults within the sub-prime mortgage market caused the majority of stocks within the financials sector to perform poorly. While the financials stocks within the Russell 2000® Index had a negative return of almost 5%, the financials stocks within the Portfolio had a negative return of less than 1%. The Portfolio’s best performing stocks within this sector were Portfolio Recovery Associates Inc., a receivables collection company, and Affiliated Managers Group Inc., an asset management company. Performance was limited within the financials sector by our modest holdings in the banking industry, as almost all banking stocks had negative returns during the period.

Outside of financials, individual stock selection had a significantly positive impact on performance during the period. In particular, we had solid performance in the energy and industrials sectors. Within the energy sector, several stocks in the oil and gas equipment and services industry had large gains, including Global Industries, Inc., while Tesco Corp. and Dresser-Rand Group Inc. each appreciated considerably during the period. Given our positive economic outlook, we continued to maintain an overweighted position in the industrials sector, which paid handsome dividends. Within that sector, our investment in marine (barge) companies showed solid performance due to strong global demand, with Ultrapetrol appreciating significantly. Other strong performers include Huron Consulting Group Inc., a provider of financial and operating consulting services, and Baldor Electric Co., a manufacturer of electrical equipment.

Strong corporate earnings and ample market liquidity provided an ideal environment for merger and acquisition activity. The Portfolio participated in many deals announced during the period; more than a dozen of our holdings were targeted. In the health care sector, two diagnostic companies, Cytyc Corp. and Ventana Medical Systems, Inc., were targets of corporate takeovers and appreciated considerably; three of our health care services holdings were taken private through buyouts. The technology sector was also fertile ground for deal-making, with two software holdings, Hyperion Solutions and Kronos Inc., appreciating due to takeover offers.

What is your outlook?

Superior stock selection will continue to be the major driver of Portfolio performance going forward. Given the very strong returns of the small-cap market over the past several years, and especially over the past 12 months, valuations have become compressed, with limited differentiation between growth

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

stocks and value stocks or between high-quality stocks and low-quality stocks. We believe in this environment continued focus on attractively valued quality companies with a distinct competitive advantage or defensible niche will provide the best opportunity for success.

We remain diligent in monitoring the impact a deteriorating mortgage market and tighter credit standards will have on consumer spending. We are still concerned about how these factors will impact the financials sector and believe there is more downside ahead. Thus, the Portfolio will continue to hold minimal positions in this sector.

Industrials stocks remain attractive as corporations continue to invest in plant and equipment, while strong global economic growth drives demand for infrastructure projects worldwide. The Portfolio remains overweighted in health care due to improving fundamentals, attractive valuations and the strong competitive advantages many companies possess. Information technology also continues to be an attractive area for investment as companies increasingly use technology to gain efficiencies, while the strong growth in Internet use is fueling demand for infrastructure and capital equipment spending.

* The Russell 2000® Index is an index comprised of the 2,000 smaller companies in the Russell 3000® Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Small Cap Index Portfolio returned 8.35% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper Small Cap Core category, reported a median return of 8.22% . The Portfolio’s market benchmark, the S&P SmallCap 600 Index, returned 8.56% .

What factors affected the Portfolio’s performance?

The Portfolio is managed to virtually replicate the performance of the S&P SmallCap 600 Index. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an index fund, the difference in performance between the benchmark index and the fund itself can be largely attributed to expenses and minor differences in Portfolio composition.

Three sectors drove the Portfolio’s performance, led by materials stocks, benefiting from a continued spike in steel and other commodities. Industrial companies also enjoyed solid growth. Energy companies performed well, in particular those energy companies involved in offshore drilling. By contrast, stocks of companies that are affected by rising interest rates struggled. Utilities and financial stocks also were out of favor in the first half of 2007, with financials posting the lone negative return among small-cap sectors.

What is your outlook?

The Portfolio will be fully invested to track the performance of the S&P SmallCap 600 Index. This offers individuals an attractive way to take advantage of the growth potential of the broad, diversified marketplace of small-cap stocks.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

With uncertainty growing over the strength of the U.S. economy and an ongoing inflation threat, investors backed away from riskier segments of the equity markets. Small-cap stocks outperformed large-cap stocks, but underperformed relative to mid-cap issues. Whether this marks a period of rotation in the markets and a shift to more blue chip names remains to be seen. Typically, the longer an economic cycle continues, the more investors tend to favor large-cap stocks in the equity marketplace. We still believe there is solid opportunity in the small-cap arena, but the premium return for small stocks is likely to be limited in the future as the cycle continues to mature.

* The S&P SmallCap 600 Index is an unmanaged index that represents the average performance of a group of 600 small capitalization stocks. “S&P SmallCap 600 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Mid Cap Growth Portfolio returned 14.65% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper Mid Cap Growth category, reported a median return of 12.32% . The Portfolio’s market benchmark, the Russell Midcap® Growth Index, returned 10.97%.

What factors affected the Portfolio’s performance?

The Portfolio outperformed its benchmark by a healthy margin. Stock selection was strong across many sectors, including technology, industrials, financials and the consumer area.

In the technology sector, a large contributor to performance was our holding in Aquantive Inc., which was purchased by Microsoft for a substantial premium. In the industrial segment, Foster Wheeler Ltd., a maker of manufacturing and engineering equipment, contributed significantly to performance. The Portfolio also benefited from price appreciation in the education services stocks that have seen an improvement in their fundamentals over the course of the past year.

The largest factor mitigating the Portfolio’s performance during the period was its underweighted position in the energy sector, which was particularly strong in the first six months of 2007. In addition, not owning Amazon.com and Medimmune Inc., which both performed strongly, detracted from performance.

What is your outlook?

We believe the fallout from the deterioration in the residential housing market has yet to be fully discounted in many sectors. We believe the oversupply of housing inventory will continue to depress prices for U.S. homes throughout 2007. This will ultimately affect consumer spending and thus the economy. We have already begun to see signs that credit is tightening, which is also a precursor to slower consumer spending. This slowdown will be a drag on economic growth for the balance of 2007 and possibly into 2008.

As such, we remain overweighted in growth names in the technology, telecommunication services and health care sectors that have specific demand drivers or product cycles that will be less affected by a potential slowdown in the economy. We are

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

also emphasizing companies that sell at valuations that provide downside cushion should the economy continue to weaken. We continue to favor companies that will benefit from the increase in Internet traffic and the resulting build-out of infrastructure that must take place to service that traffic. Health care also remains a target area for us. We are focusing on stocks that have either defensive characteristics or specific product cycles that will withstand a slowdown in the economy.

We are not as exposed to those segments of the market that are more cyclical in nature, with particular caution towards companies in or related to the home building and industrial equipment sectors. We continue to maintain an underweighted exposure to the consumer discretionary area as we see several headwinds affecting these stocks over the course of the summer and into the latter half of 2007.

* The Russell Midcap® Growth Index is an index comprised of companies with higher than average price-to-book ratios and higher forecasted growth values within the Russell Midcap® Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Mid Cap Growth Portfolio II returned 14.66% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper Mid Cap Growth category, reported a median return of 12.32% . The Portfolio’s market benchmark, the Russell Midcap® Growth Index, returned 10.97% .

What factors affected the Portfolio’s performance?

The Portfolio outperformed its benchmark by a healthy margin. Stock selection was strong across many sectors, including technology, industrials, financials and the consumer area.

In the technology sector, a large contributor to performance was our holding in Aquantive Inc., which was purchased by Microsoft for a substantial premium. In the industrial segment, Foster Wheeler Ltd., a maker of manufacturing and engineering equipment, contributed significantly to performance. The Portfolio also benefited from price appreciation in the education services stocks that have seen an improvement in their fundamentals over the course of the past year.

The largest factor mitigating the Portfolio’s performance during the period was its underweighted position in the energy sector, which was particularly strong in the first six months of 2007. In addition, not owning Amazon.com and Medimmune Inc., which both performed strongly, detracted from performance.

What is your outlook?

We believe the fallout from the deterioration in the residential housing market has yet to be fully discounted in many sectors. We believe the over supply of housing inventory will continue to depress prices for U.S. homes throughout 2007. This will ultimately affect consumer spending and thus the economy. We have already begun to see signs that credit is tightening, which is also a precursor to slower consumer spending. This slowdown will be a drag on economic growth for the balance of 2007 and possibly into 2008.

As such, we remain overweighted in growth names in the technology, telecommunication services and health care sectors that have specific demand drivers or product cycles that will be less affected by a potential slowdown in the economy. We are

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

also emphasizing companies that sell at valuations that provide downside cushion should the economy continue to weaken. We continue to favor companies that will benefit from the increase in Internet traffic and the resulting build-out of infrastructure that must take place to service that traffic. Health care also remains a target area for us. We are focusing on stocks that have either defensive characteristics or specific product cycles that will withstand a slowdown in the economy.

We are not as exposed to those segments of the market that are more cyclical in nature, with particular caution towards companies in or related to the home building and industrial equipment sectors. We continue to maintain an underweighted exposure to the consumer discretionary area as we see several headwinds affecting these stocks over the course of the summer and into the latter half of 2007.

* The Russell Midcap® Growth Index is an index comprised of companies with higher than average price-to-book ratios and higher forecasted growth values within the Russell Midcap® Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Partner Mid Cap Value Portfolio returned 9.78% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper Mid Cap Value category, reported a median return of 11.22% . The Portfolio’s market benchmark, the Russell Midcap® Value Index, returned 8.69% .

What factors affected the Portfolio’s performance?

Returns in the Portfolio were modestly ahead of the benchmark Index for the period. Energy, health care and utilities were all segments of the Portfolio that outperformed the benchmark. Our holdings in information technology stocks were the main detractor to performance; the group performed well, but our stocks did not achieve good results. In the energy sector, Range Resources Inc. — one of the Portfolio’s larger holdings — achieved excellent returns. Another significant holding, Williams Cos., also performed well. Smith International and W-H Energy Services in the energy equipment and services segment added to overall Portfolio results. Within health care, Medimmune Inc. was the subject of a takeover bid, which substantially lifted the stock. Health care technology providers achieved good returns in the period and our holdings in IMS Health Inc. and Perkin Elmer Inc. did well. Within the utility group, holdings in PPL Corp., Entergy Corp. and Edison International all performed well in the period.

Within the information technology sector, our holding in computer peripheral manufacturer Seagate Technology did not perform well. Additionally, in the IT services group, we did not own the stocks that advanced within the group and realized disappointing results from our holdings in companies like BearingPoint Inc. and CheckFree Corp. Within the software industry, our holding in Activision did not advance in line with the industry. A modest position in cash for liquidity and transaction purposes was a limiting factor given the good returns achieved by the benchmark.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

Many of our best performing stocks in 2007 have been companies engaged in efforts to rationalize their cost structures, divest non-strategic assets and generally improve returns on capital. As we move through 2007, we will continue to seek similar opportunities, as these programs of internal change can show positive results in an uncertain market environment. We believe the market will see an active flow of private equity investment into mid-cap companies, particularly those with the cash flow characteristics we tend to favor.

* The Russell Midcap® Value Index is an index comprised of companies with lower than average price-to-book ratios and lower forecasted growth values within the Russell Midcap® Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Mid Cap Stock Portfolio returned 10.68% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper Mid Cap Core category, reported a median return of 11.01% . The Portfolio’s market benchmark, the Russell Midcap® Index, returned 9.90% .

What factors affected the Portfolio’s performance?

The Portfolio had strong relative and absolute performance for the first six months of the year. The Portfolio had success in the materials, consumer discretionary and information technology sectors. Both the materials and information technology sectors were overweighted and had better than average stock selection within the group. The strong performance in the materials sector was led by Owens-Illinois while the information technology group excess return was driven by a broad diversity of holdings across a number of industries. Solid stock selection benefited the consumer discretionary sector as Goodyear Tire & Rubber Co., one of the Portfolio’s top holdings, had a particularly strong performance for the period. Negative factors included an underweighted position in the energy and industrial sectors, two of the top performing sectors for the first six months of the year. Stock selection within the industrial sector and underweighting the two best performing groups during the quarter, energy and industrials, led the underperformance. The poor contribution from stock selection was not the result of a significant decline in any of the Portfolio’s holdings but rather due to not having significant exposure to stocks in companies that advanced strongly during the quarter.

What is your outlook?

The Portfolio remains underweighted in cyclical industries. Policymakers worldwide continue to increase interest rates attempting to slow economic growth and bring inflation down to their long-term targets. Industrials and energy are the Portfolio’s largest underweighted sectors. The industrial sector currently trades at high valuations, while at the same time, profit margins are well above previous peak levels. Historically, in a cyclical industry, the combination of high current valuations and high profit margins are not sustainable, with valuations most often adjusting as profit margins come under pressure. The energy sector is seeing slowing demand growth at the same time inventories are increasing, production is rising and OPEC excess capacity is

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

approaching 4 million barrels per day. Coincidentally, capital expenditures are increasing off of an already high base. Once again, these typically are not attractive investment characteristics for a cyclical industry. The Portfolio maintains an overweighted stance in the information technology sector as cable, telecommunication and Internet companies increase infrastructure spending in order to compete to increase their share of consumer and enterprise spending. As more information traverses IP networks, demand for networking equipment, storage and software will also expand.

* The Russell Midcap® Index is an unmanaged index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in the index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the Russell Midcap® Index serves as a better reflection of the Fund’s current strategy than does the S&P MidCap 400 Index.

** The S&P MidCap 400 Index is an unmanaged index that represents the average performance of a group of 400 medium capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Mid Cap Index Portfolio returned 11.70% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper Mid Cap Core category, reported a median return of 11.01% . The Portfolio’s market benchmark, the S&P MidCap 400 Index, returned 11.97% .

What factors affected the Portfolio’s performance?

The Portfolio is managed to virtually replicate the performance of the S&P MidCap 400 Index. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an index fund, the difference in performance between the benchmark index and the fund itself can be largely attributed to expenses and minor differences in Portfolio composition.

Energy and materials sectors were the best performing groups in the market over the six-month period. Energy stocks clearly benefited from the continued rise in oil and gas prices, and energy equipment and services stocks represented the strongest industry within the sector. Materials stocks also performed well, due to increased spending on construction materials by businesses. Utilities and financials, two other prominent sectors in the Index, delivered positive but below-Index returns for the six-month period. Both utilities and financial stocks’ returns were limited as interest rates rose during the first half of 2007. Financial stocks were also affected by the weakening of the sub-prime lending markets in the second quarter.

What is your outlook?

Mid-cap stocks outperformed both large- and small-cap stocks for the six-month period. Large-cap stocks showed signs of overcoming their extended period of lagging the performance of smaller stocks toward the end of the period. If past economic cycles are any indication, the market may begin to favor large-cap issues in the months ahead. Typically, investors look for higher-quality stocks as economic growth moves past its peak in a given cycle — a factor that could help the Portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

In an environment where investors are faced with greater uncertainty about the direction of interest rates and the strength of the domestic economy, mid-cap stocks may offer a relatively safe haven in the equity markets compared to small-cap stocks. While we can anticipate continued volatility from stocks as a whole, those represented in this Index continue to offer a generally positive outlook.

* The S&P MidCap 400 Index is an unmanaged index that represents the average performance of a group of 400 medium capitalization stocks. “S&P MidCap 400 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Partner International Stock Portfolio returned 10.70% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper International Large Cap Core category, reported a median return of 10.64% . The Portfolio’s market benchmark, the MSCI EAFE Index, returned 11.09% .

What factors affected the Portfolio’s performance?

An underweighting of the materials and energy sectors and sub-par stock selection within the energy segment were the primary factors limiting returns versus the benchmark Index. Stock selection within the information technology group also limited Portfolio results. These factors were mitigated by stock selection within the consumer group and a moderate overweighting and stock selection within the industrial and utility sectors; however, those factors did not fully offset the drags on Portfolio results versus the benchmark. Both benchmark and Portfolio returns were quite good on an absolute basis as markets were generally strong in the reporting period. Stock selection within the materials group was better than the benchmark but our underweighting in this strongly performing group was a limiting factor. In energy shares, an underweighting of the group versus benchmark as well as disappointing stock selection combined to limit our advance.

Disappointing results on the part of Taiwan Semiconductor and Samsung Electronics, as well as less than adequate exposure to the strong performance in Nokia, all contributed to our lagging performance in the information technology group. Within the software segment, we did hold a position in Nintendo, which gained on the strength of its recent success in video gaming.

Within the consumer group, the Portfolio was the beneficiary of increased merger and acquisition anticipation and activity, particularly in the consumer retail and products segments. Within the industrial groups, holdings in Siemans AG and Schneider Electric both performed well. In the consumer staples group, holdings in both Unilever PLC and Carrefour S.A. provided good returns.

What is your outlook?

Europe has continued to benefit from stronger than expected economic growth driven by both exports and domestic demand. Low interest rates are facilitating a wave of merger and acquisition activity, which has been very

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.
The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

supportive for stock prices. While there is concern that the euro’s rise over the past several years will hamper competitiveness, corporate cost cutting and strong demand have thus far been positive offsets.

Asian trade imbalances, currency concerns and inflation will be a key area of focus for central bankers as well as politicians. As China continues on its impressive growth path, many of the other Asian economies will benefit. However, as China broadens its reach and influence, there is a growing risk of a protectionist backlash in Europe and the United States. In Japan, the nascent merger and acquisition activity has focused management attention on shareholder value, a welcome change for investors.

The robust global economy of the past few years has helped companies deliver strong earnings’ growth, thus supporting positive equity market performance. Although we expect a moderation in global economic growth, and consequently a slowdown in earnings growth, we believe the markets should continue to provide solid, but modest equity gains.

* The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) is a stock index designed to measure the equity performance of developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Partner All Cap Portfolio returned 11.37% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper Multi Cap Core category, reported a median return of 7.53% . The Portfolio’s market benchmark, the Russell 3000® Index, returned 7.11% .

What factors affected the Portfolio’s performance?

Superior returns for the six months were a function of strong stock selection as Portfolio sectors are generally kept in close alignment with those of the Portfolio’s benchmark. Energy stocks provided the largest contribution, with good returns across the board from the Portfolio’s holdings in the energy equipment group, such as Schlumberger Ltd., Transocean Inc. and GlobalSantaFe Inc. Energy production companies and integrated producers also added meaningfully to Portfolio results. Within the financial sector, we avoided many of the issues that were affected by continuing weakness in both the housing and sub-prime lending industries, while having exposure to generally higher quality or recovering financial service companies like Fannie Mae. Holdings in the insurance and brokerage/capital markets industries also added to returns. Health care holdings Medco Health Solutions in the pharmacy benefit industry and Baxter International, a diversified medial products and services company, performed well during the period. Shaw Group Inc. was a beneficiary of the strength in engineering and construction and industrial services industries. Precision Castparts Corp. also provided excellent returns, benefiting from its strong operating position in the aerospace, power generation and general industrial markets.

Segments of the Portfolio exposed to the consumer generally did not perform as well as those groups more exposed to the industrial or energy cycle that continues to unfold. Retailers did not keep pace with the overall market nor with the stronger segments of the Portfolio, but were generally not held in sufficient concentration or breadth to restrain the overall Portfolio return.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

The Portfolio is positioned to gain from active stock selection by identifying the best ideas from each of our industry-focused fundamental analysts. We continue to favor the biotechnology industry, with positions in biopharmaceutical companies engaged in the development of human therapeutics. We believe these businesses will benefit from successful drug launches, global market penetration, and solid franchises offering competitive advantages. Additionally, we are overweighted in the energy, equipment and services industry, focusing on companies exposed to the strong growth and demand within the deepwater drilling rig business. Within the health care sector, we are underweighted in the pharmaceuticals industry due to limited upside from patent expirations, eroding sales, and pipeline setbacks.

* The Russell 3000® Index is an unmanaged index comprised of the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Large Cap Growth Portfolio returned 8.99% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper Large Cap Growth category, reported a median return of 7.82% . The Portfolio’s market benchmark, the Russell 1000® Growth Index, returned 8.13% .

What factors affected the Portfolio’s performance?

Large-cap growth stocks exhibited comparable if not better returns when compared to value and small- and mid-capitalization stocks. Despite the continued strong returns in more cyclical industries such as energy, materials, and industrials, the key large-cap growth sectors, health care and information technology, posted respectable returns and lifted the overall growth category’s returns.

On a sector-based analysis, the outperformance versus our benchmark was broad-based with stock selection positively contributing in most sectors. Information technology and the energy sectors contributed the most, highlighted by our ownership in aQuantive Inc. and Apple for technology and Schlumberger and Diamond Offshore for energy. The telecommunications sector continued its strong performance, both in terms of sector allocation and security selection, due to large positions in emerging wireless telecommunication companies such as America Movil and NII Holdings. The financial, health care and material sectors also positively affected performance. Brokerage and exchange companies such as Goldman Sachs and Chicago Mercantile Exchange boosted the financial sector while health care was aided by positions in Gilead Sciences and Teva Pharmaceuticals. The materials sector posted superior returns through ownership in names such as Freeport McMoran Copper & Gold.

Sectors detracting most from performance for the six-month period included consumer discretionary, where not owning Amazon.com and poor performance in owned names such as Starbucks and Toll Brothers negatively affected Portfolio performance. Our underweighted stances in the utilities and industrials sectors also hurt Portfolio performance as these sectors posted above average returns. However, our stock selection in the industrials sector helped, highlighted by shares of Foster Wheeler. On a sub-sector basis, the strongest groups included Internet software and services, wireless telecommunications and communications equipment; the weakest groups were led by semiconductors, construction and farm machinery and industrial conglomerates.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

The equity market has been very strong in the first half of 2007 and our performance has also been good. We feel a lot of the positive news is already priced into the market; thus, we are not making large sector bets. Our most overweighted sector remains telecommunications services, with an emphasis on Latin American wireless companies. We have upped the weighting in consumer staples by adding Costco and Safeway to the Portfolio. At the industry level, we like engineering and construction (Fluor); biotechnology (Gilead); energy equipment and services (Diamond Offshore); and brokerage/asset managers (Morgan Stanley).

* The Russell 1000® Growth Index is an index comprised of those Russell 1000 companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Large Cap Growth Portfolio II returned 8.93% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper Large Cap Growth category, reported a median return of 7.82% . The Portfolio’s market benchmark, the Russell 1000® Growth Index, returned 8.13% .

What factors affected the Portfolio’s performance?

Large-cap growth stocks exhibited comparable if not better returns when compared to value and small- and mid-capitalization stocks. Despite the continued strong returns in more cyclical industries such as energy, materials, and industrials, the key large-cap growth sectors, health care and information technology, posted respectable returns and lifted the overall growth category’s returns.

On a sector-based analysis, the outperformance versus our benchmark was broad-based, with stock selection positively contributing in most sectors. Information technology and the energy sectors contributed the most, highlighted by our ownership in aQuantive Inc. and Apple for technology and Schlumberger and Diamond Offshore for energy. The telecommunications sector continued its strong performance, both in terms of sector allocation and security selection, due to large positions in emerging wireless telecommunication companies such as America Movil and NII Holdings. The financial, health care and material sectors also positively affected performance. Brokerage and exchange companies such as Goldman Sachs and Chicago Mercantile Exchange boosted the financial sector while health care was aided by positions in Gilead Sciences and Teva Pharmaceuticals. The materials sector posted superior returns through ownership in names such as Freeport McMoran Copper & Gold.

Sectors detracting most from performance for the six-month period include consumer discretionary, where a lack of ownership in shares of Amazon and poor performance in owned names such as Starbucks and Toll Brothers negatively affected Portfolio performance. Our underweighted stances in the utilities and industrials sectors also hurt Portfolio performance as these sectors posted above average returns. However, our stock selection in the industrials sector was excellent, highlighted by shares of Foster Wheeler. On a sub-sector basis, the strongest groups included Internet software and services, wireless telecommunications and communications equipment; the weakest groups were led by semiconductors, construction and farm machinery and industrial conglomerates.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

The equity market has been very strong in the first half of 2007 and our performance has also been good. We feel a lot of the positive news is already priced into the market; thus, we are not making large sector bets. Our most overweighted sector remains telecommunications services, with an emphasis on Latin American wireless companies. We have upped the weighting in consumer staples by adding Costco and Safeway to the Portfolio. At the industry level, we like engineering and construction (Fluor); biotechnology (Gilead); energy equipment and services (Diamond Offshore); and brokerage/asset managers (Morgan Stanley).

* The Russell 1000® Growth Index is an index comprised of those Russell 1000 companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Partner Growth Stock Portfolio returned 8.49% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper Large Cap Growth category, reported a median return of 7.82% . The Portfolio’s market benchmark, the S&P 500/Citigroup Growth Index, returned 6.55% .

What factors affected the Portfolio’s performance?

The financials sector was the leading relative outperformer, helped by stock selection and a beneficial underweighting against the benchmark. Capital markets holdings, in particular asset managers Franklin Resources, State Street, and UBS, benefited from strong global markets and a positive macroeconomic environment. European financials were also notable contributors, led by German exchange operator Deutsche Bourse and Italian commercial bank Unicredito Italiano. While concerns about sub-prime lending rattled the sector and caused it to lag, the Portfolio benefited from avoiding real estate stocks and underweighting diversified financial services.

Stock selection, led by the wireless telecommunication services industry, resulted in the telecommunication services sector’s relative outperformance. Non-U.S. providers America Movil (Mexico) and Rogers Communications (Canada) were major contributors, boosted by strong earnings and expansion outlook reports. MetroPCS, a low-cost U.S. wireless provider, went public in April, and the stock has risen sharply.

The consumer discretionary sector benefited from stock selection, with concentrated strength in media and the Internet and catalog retail industries. Liberty Capital gained as the value of its extensive interests in media and telecommunication companies appreciated. Amazon.com shares rose dramatically after solidly beating analysts’ earnings estimates, with improved expense controls and increased operating leverage. MGM Mirage, the casino giant, rose on gaming strength in Las Vegas and high expectations for its Macau operations and CenterCity, an ambitious multipurpose development in the heart of the Las Vegas Strip.

The Portfolio’s stock selection in the communications equipment industry was a primary driver of information technology’s outperformance. Among the best performers was Juniper Networks, which rose on encouraging launches of its new service-provider and enterprise products. Hon Hai Precision traded higher as the component supplier to Apple for its eagerly awaited iPhone.

Stock selection was negative in industrials and business services, while an underweighting in the aerospace and defense industry also hurt performance. Machinery company Danaher slumped on lower growth, and Southwest Airlines declined on softer traffic numbers.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

Stock selection in health care, primarily in biotechnology and pharmaceuticals, had a negative impact. Biotech concern Genentech traded lower as its key cancer drugs fell short of estimates, and the growth outlook dimmed for its leading cancer drug Avastin.

What is your outlook?

While economic growth may moderate, we believe that companies producing stable earnings growth will be afforded higher prices by the market. We believe the market is currently underpriced considering the strength in the U.S. and global economies and the resilience of corporate earnings. The Portfolio is positioned to outperform in this environment.

* The S&P 500/Citigroup Growth Index is an unmanaged capitalization-weighted index comprised of securities with higher price-to-book ratios in the S&P 500 Index. The S&P 500/Citigroup Growth Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as “value” and the other half as “growth.” It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Large Cap Value Portfolio returned 7.48% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper Large Cap Value category, reported a median return of 7.26% . The Portfolio’s market benchmark, the Russell 1000® Value Index, returned 6.25% .

What factors affected the Portfolio’s performance?

The majority of the strong relative performance was due to stock selection, particularly in the financials, industrials, and consumer staples sectors. In addition, an overweighted position in the technology and industrials sectors helped performance, as did underweighting in financials, especially in real estate investment trusts (REITs) and banks. An underweighted position in energy hurt relative performance.

In financials, emphasizing shares of JP Morgan versus Banc of America and Citigroup was a significant positive contributor. An emphasis on capital market sensitive financials versus spread sensitive (i.e., banks) benefited the Portfolio and remains an emphasis.

Highlights in the industrial sector included American Airlines and railroads CSX Corp. and Union Pacific. American Airlines was sold in January based upon valuation and has recently been repurchased at a lower price as recent strength in jet fuel prices has pushed the shares down to an attractive price level. Shares of Union Pacific have been sold due to valuation and consensus earnings’ estimates getting ahead of the company’s fundamentals. Other major contributors were positions in Flowserve, a manufacturer of pumps, valves and seals to industrial end markets, and Parker Hannifin, a diversified industrial company. Parker Hannifin has been sold due to valuation and the best case scenario reflected in consensus earnings’ expectations.

In consumer staples, not owning Proctor and Gamble helped meaningfully as the price of this stock declined during the period.

Areas that limited performance included health care, telecommunications services and materials. Stock selection was the primary source of sub-par performance in these areas.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

In health care and particularly within the pharmaceuticals group, our largest overweighted holding, Sanofi-Aventis, declined because its new drug, Accompli, was not approved by the FDA. The Portfolio still retains Sanofi-Aventis but our expectations have been revised downward accordingly.

An underweighted position in AT&T hurt relative performance in telecommunications. In the materials sector, steel stocks performed well over the period, and we did not have a position in that segment of the materials industry.

What is your outlook?

We continue to find selected companies that offer both attractive relative valuations and expected improvement in operating performance in excess of consensus expectations. We have emphasized the shares of these companies in the Portfolio.

* The Russell 1000® Value Index is an index comprised of companies with lower price-to-book ratios and lower forecasted growth rates within the Russell 1000® Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Large Cap Stock Portfolio returned 6.77% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper Large Cap Core category, reported a median return of 7.04% . The Portfolio’s market benchmark, the S&P 500, returned 6.96% .

What factors affected the Portfolio’s performance?

Returns were approximately just below both the Portfolio’s Index benchmark and median for its competitive universe as better than benchmark returns in certain segments of the Portfolio were fully offset by below benchmark results in other portions. Our modest position in cash for liquidity and transaction purposes was the most significant factor accounting for the modest performance lag versus the Index.

Stock selection was better than average in the financial, materials and consumer staples segments of the Portfolio. In the financial segment, we generally avoided holdings that were exposed to the difficulties being experienced in real estate and sub-prime lending while emphasizing those financial companies that would benefit from a continued positive environment for financial assets, such as mutual fund company Franklin Resources, Inc. and Ameriprise Financial. Holdings in brokerage firms Morgan Stanley, Goldman Sachs and UBS, Ag. aided results as they also provided better returns than the broader financial services companies.

Companies in the insurance industry in the Portfolio showed more mixed results with sub-par returns to our holding in American International Group, Inc. We had exposure in the strongly performing materials sector with positions in the chemical industry like Monsanto, Praxair Inc., and Air Products & Chemicals earning good returns for the Portfolio. Within the container segment, both Ball Corp. and Temple-Inland Industries achieved excellent returns for the Portfolio, as did Alcoa Inc. In the consumer staples sector, our holdings in food retailer Kroger Co. and drugstore chain CVS Caremark Corp also lifted our returns.

The consumer discretionary segment of the Portfolio was the source of disappointing results that offset the better performing sectors of the Portfolio. Hotels and restaurant stocks, particularly those exposed to the gaming and travel segments of the industry, came under pressure with investors’ concerns about the slowdown of consumer spending for leisure activities because of high oil prices. Select holdings in the media industry, especially those related to the traditional newspaper industry, did not perform as well as the broader market. Concerns about the business model in traditional channels in the era of continued challenges brought on by the emergence of Internet-based alternatives caused the group to be revalued.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

We remain cautiously constructive on financial assets. We are concerned that more risky or volatile asset groups are richly priced following an extended period of above average performance. This doesn’t suggest necessarily that those groups will decline but indicates that an emphasis on higher-quality segments is appropriate within asset classes. This type of environment is favorable for large-cap portfolios as they appear to offer the best relative values while at the same time possessing characteristics of better quality financials and greater business diversity within the equity markets.

Additionally, large-cap companies tend to have greater exposure to the better near term growth that is evident outside the United States, either through export sales or directly from operations based overseas. The weak dollar of the last twelve months has made U.S. goods more competitive overseas and will also result in favorable currency translation benefits for earnings.

* The S&P 500 Index is an unmanaged index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Large Cap Index Portfolio returned 6.76% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the S&P 500 Index Objective category, reported a median return of 6.77% . The Portfolio’s market benchmark, the S&P 500 Index, returned 6.96% .

What factors affected the Portfolio’s performance?

The Portfolio is managed to virtually replicate the performance of the S&P 500 Index. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an index fund, the difference in performance between the benchmark index and the fund itself can be largely attributed to expenses and minor differences in Portfolio composition.

Energy, materials, and telecommunication services sectors were the best performing groups in the market over the six-month period. Energy stocks clearly benefited from the continued rise in oil and gas prices, and energy equipment and services stocks represented the strongest industry within the sector. Industrial stocks also performed well, due to increased spending on capital investments by businesses. The biggest sector represented in the Index, financial stocks, was the only sector that delivered negative returns for the six-month period. Financial stocks such as thrifts, banks, and real estate investment trusts (REITs) suffered as interest rates rose during the first half of 2007. An additional factor impacting segments of the financial sector was ongoing deterioration in the sub-prime mortgage lending industry.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

Large-cap stocks lagged mid- and small-cap stocks for the six-month period. If past economic cycles are any indication, the market may begin to favor large-cap issues in the months ahead. Typically, investors look for higher-quality stocks as economic growth moves past its peak in a given cycle, a factor that could help the Portfolio.

In an environment where investors are faced with greater uncertainty about the direction of interest rates and the strength of the domestic economy, large stocks may offer a relatively safe haven in the equity markets. While we can anticipate continued volatility from stocks as a whole, those represented in this Index continue to offer a generally positive outlook.

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform for the six-month period ended June 29, 2007?

Thrivent Real Estate Securities Portfolio returned –6.14%, net of expenses, during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper Real Estate category, reported a median return of –5.82% . The Portfolio’s market benchmark, the FTSE NAREIT Equity REIT Index, which is without expenses, returned –5.89% .

What factors affected the Portfolio’s performance?

Subsequent to attaining an all-time high on February 7, 2007 (the day the $39 billion Equity Office Properties transaction was approved by shareholders), the FTSE NAREIT Equity REIT Index registered a decline of 16.60% through June 29, 2007. Many reasons have been offered to explain the negative performance of the sector during this period, including 1) real estate investment trust (REIT) stocks became overvalued, 2) dividend yields were too low, 3) rising interest rates made bonds and money market funds more competitive, 4) the overall equity market had been performing well, and 5) real estate mutual fund redemptions escalated. All of these factors contributed to the weak performance during the first half of 2007.

The best performing sectors in our Portfolio were multifamily apartments, regional malls, lodging/resort properties, and international real estate companies. Property sectors that detracted from performance were health care properties, retail shopping centers and self storage facilities. We benefited by having virtually no exposure in home building stocks, which have been devastated by overbuilding, rising interest rates, and a dramatic increase in foreclosures. Our two largest positive contributors to performance were Archstone-Smith Trust, one of the largest multifamily apartment REITs in the U.S., which agreed to be acquired by a private real estate company, and Starwood Hotels & Resorts, one of the premier lodging/resort companies.

The Portfolio’s performance was positively influenced by its recently established exposure in international real estate companies, which helped mitigate the generally weak performance of large-capitalization U.S. REITs during the first half of 2007.

What is your outlook?

Despite the weak performance of REIT stocks during the first half of 2007, the underlying fundamental factors have not changed materially. Demand for office and industrial property remains strong, particularly in gateway cities and coastal locations which benefit from global trade and high barriers to development of new properties. Regional malls are enjoying high occupancy rates and steadily increasing rents, particularly in dominant centers located in major metropolitan markets. Rental demand for retail shopping centers is also buoyant, especially in affluent and densely populated communities and

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

neighborhoods. Multifamily apartment owners may face more competition from the single family market as a result of the oversupply of new and existing homes, although affordability-constrained markets such as California, New York, and Washington D.C. enjoy exceptionally strong apartment demand. Investment demand continues to be strong for real estate across all property types, with most of the recent merger and acquisition activity occurring in the office, apartment, and lodging/resort sectors.

The REIT market may continue to experience selling pressure if interest rates remain above 5% as measured by the ten-year U.S. Treasury Note. We will closely monitor interest rate levels and trends to determine whether any detrimental impact is occurring in the private real estate market, which directly affects REIT stock valuations. As a result of the increased level of risk in the REIT sector, we have positioned the Portfolio more defensively by broadening exposure within the U.S. real estate market, while continuing to selectively increase our international real estate exposure. We believe that U.S. REIT stocks will continue to be a rewarding long-term investment, and encourage shareholders to maintain their asset allocation commitment to the real estate sector despite the recent more challenging environment.

* The FTSE NAREIT Equity REIT Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Balanced Portfolio returned 4.78% during the six-month period ended June 29, 2007. The Portfolio’s market benchmarks, the S&P 500 Index, and the Lehman Brothers Aggregate Bond Index, returned 6.96% and 0.98%, respectively.

What factors affected the Portfolio’s performance?

Segment allocations tend to have the most significant impact on performance since both the equity and fixed income subcomponents of the Portfolio are managed to perform in line with their respective benchmark indexes. Stock returns were meaningfully better than bond returns in the period and we maintained an allocation of approximately two-thirds of assets invested in the equity segment, causing the return to be more in line with that earned in equity assets.

In the equity piece, energy, materials, and telecommunication services sectors were the best performing groups in the market over the six-month period. Energy stocks clearly benefited from the continued rise in oil and gas prices. Energy equipment and services stocks represented the strongest industry within the sector. Industrial stocks also performed well, due to increased spending on capital investments by businesses. The biggest sector represented in the Index, financial stocks, was the only sector that delivered negative returns for the six-month period. Financial stocks, such as thrifts, banks, and real estate investment trusts (REITs), suffered as interest rates rose during the first half of 2007.

Over the past six months, the bond market experienced rising interest rates and a reshaping of the Treasury yield curve from inverted to positive. Ten-year Treasury yields increased 0.33% from 4.70% to 5.03% over the period. Two-year Treasuries started the period at 4.81% and ended at 4.88%, up 0.07% . This resulted from improved economic growth, an elevated concern about inflation and less concern about adverse economic spillover from sub-prime mortgage loans. The best performing sectors in the investment grade bond market were shorter maturity Treasuries and Baa-rated corporate bonds. Residential mortgage-backed loans and commercial mortgage-backed loans were the worst performing sectors.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change. Major Market Sectors represent long-term non-government holdings.
The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

We think the Federal Reserve Bank will be on hold the remainder of the year. This should keep U.S. Treasury rates fluctuating around current levels, which are at or near five-year highs. Of course there naturally will be some volatility around the level of interest rates as new economic information comes forth.

Large-cap stocks lagged mid- and small-cap stocks for the six-month period. If past economic cycles are any indication, the market may begin to favor large-cap issues in the months ahead. Typically, investors look for higher-quality stocks as economic growth moves past its peak in a given cycle, a factor that could help the Portfolio.

A balanced portfolio can offer a relatively safe haven in this investment arena. While we can anticipate continued volatility from stocks as a whole, those represented in this Index continue to offer a generally positive outlook.

* The S&P 500 Index is an unmanaged index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an unmanaged index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent High Yield Portfolio returned 2.80% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper U.S. High Current Yield category, reported a median return of 2.99% . The Portfolio’s market benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index, returned 2.87% .

What factors affected the Portfolio’s performance?

Our underweighting of higher-risk, lower-quality securities generally detracted from the Portfolio’s performance during the period. Although the Portfolio underperformed its peers when lower-quality securities rallied the market, it outperformed them when riskier securities led the market lower. High yield bond prices were somewhat volatile, with the yield margin between the bonds and safer Treasury securities tightening until mid-period and then widening as the market sold off.

Other factors detracting from our performance included our underweighted position in auto-related bonds, which outperformed during the six-month period, and our overweighted stance in the home building sector, which was hit hard by the nation’s housing market decline. Our home construction industry bonds were generally of a higher quality, but unfortunately they were affected more than lower-quality names by the housing slump. We sold many of these securities later in the reporting period. Finally, our holdings of electric utility bonds underperformed the market and hurt our relative performance.

Positive contributors to performance included our higher allocation to cash and other defensive strategies when the market began to sell off later in the period. Our overweighted positions in the metals and mining, chemicals, and cable and media sectors also benefited our results. Good credit selection within each of these industries helped the Portfolio’s holdings outperform each sector’s average return during the period. Some of the securities that helped our performance included FMG Mining, Freeport-McMoRan and Charter Cable.

Also boosting the performance of the high yield sector overall during the period was an increase in leveraged buyouts. Unlike many investment grade bonds, high yield bonds often have covenants that protect the bondholder; this caused numerous bonds to be taken out at large premiums.

What is your outlook?

Our outlook for high yield bonds is generally cautious, given the high yield market’s rich valuations and historically thin yield margins over Treasury bonds. Even after the market

*High-yield bonds carry greater volatility and risk than investment-grade bonds.
Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings by Issuer are subject to change.
The lists of Major Market Sectors and Top 10 Holdings by Issuer exclude short-term investments and collateral held for securities loaned.

sell off late in the period, further corrections could occur. Continued worries about the housing market slump and sub-prime mortgage troubles may depress high yield bond prices. Also, the amount of leverage used in leveraged buyouts has increased significantly, and that could pose problems for the market several years from now.

Despite our concerns, reasonable economic fundamentals should provide support for the high yield market. We expect a mild slowdown in U.S. economic growth as opposed to an outright recession, which we believe is unlikely given the strength of current economic fundamentals. The combination of steady but slower growth and low default rates should enable high yield bonds to continue providing a reasonable total return compared to other risk asset classes.

All in all, we are convinced that the Portfolio’s current composition and structure position it well for the macro environment we expect over the months ahead.

** The Lehman Brothers U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Diversified Income Plus Portfolio seeks to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of income producing securities.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Diversified Income Plus Portfolio returned 1.01% for the period. This compares with the Portfolio’s primary benchmarks, the S&P 500 Dividend Aristocrats Index, which returned 5.76%; the Lehman Brothers Aggregate Bond Index, which returned 0.98%; and the Lehman Brothers U.S. Corporate High Yield Bond Index, which returned 2.87%; for the same six-month time frame.

What factors affected the Portfolio’s performance?

Late in the six-month period, the market began to see economic growth and consumer prices heating up. Worries about inflation, along with the realization that the Federal Reserve wouldn’t begin easing rates as soon as investors had expected, drove interest rates sharply higher in June.

In the equity portion, our large relative allocation to real estate investment trusts (REITs) was a substantial detractor from the Portfolio’s performance. REIT share prices fell sharply during the period because of rising interest rates and a correction in the very high valuations reached due to the Equity Office Property acquisition in the first quarter. Thus REITs dramatically underperformed the rest of the equity market, after several years of above average returns.

Also hurting the Portfolio’s performance was our relatively high allocation to financial stocks, which underperformed relative to the market due to rising interest rates and ongoing troubles in the sub-prime loan sector. The Portfolio focuses on these traditionally high-dividend stocks in pursuing its objective of maximizing income.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
Major Market Sectors represent long-term non-government holdings.
The list of Top 10 Holdings excludes short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

Rising rates also detracted from the returns of our bond holdings as well. Bond prices move in the opposite direction of interest rates, and the losses detracted from our holdings’ total return. High yield bonds, the main bond component in the Portfolio, fared best among bond sectors during the six-month period, though they lost much of their gains in June.

What is your outlook?

Although economic growth appeared to resurge in the second quarter, it’s unclear whether stronger growth will continue for the remainder of the year. We will be watching to see how the sub-prime mortgage situation, the housing market slump, interest and inflation rates, and other factors impact the economy. We think the Federal Reserve will abstain from changing interest rates for the rest of 2007, with the earliest possibility of a move in January 2008.

The worst may be over for REITs, but their performance over the short term may not be overly positive. For that reason, we will continue to underweight this sector. High yield bonds began to falter late in the period, as their yield margins over safer Treasury securities became extremely tight. We’ll continue to be cautious in this sector by upgrading quality and assuming a generally defensive posture.

* The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 that have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years. The index portfolio has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the S&P 500 Dividend Aristocrats Index serves as a better reflection of the Portfolios’ newly adopted strategy than does the Lehman Brothers U.S. Corporate High Yield Bond Index.

** The Lehman Brothers U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the Lehman Brothers Aggregate Bond Index serves as a better reflection of the Portfolio’s current strategy than does the Lehman Brothers U.S. Corporate High Yield Bond Index.

****The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Income Portfolio returned 0.91% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper Corporate Debt Funds BBB-Rated Funds category, reported a median return of 1.01% . The Portfolio’s market benchmark, the Lehman Brothers Aggregate Bond Index, posted a return of 0.98% .

What factors affected the Portfolio’s performance?

Interest rates, and consequently bond prices, were volatile during the first half of 2007. After rising in the first weeks of the year, bond yields fell sharply in February as sub-prime mortgage troubles debuted and indicators of slower economic growth became more apparent. In the second quarter, the market began to see economic growth and consumer prices heating up. Worries about inflation, along with the realization that the Federal Reserve wouldn’t begin easing rates as soon as investors had expected, drove bond yields sharply higher in June.

The spike in yields — which occurred in all but the shortest maturity lengths — eliminated the yield curve inversion (an abnormal situation in which shorter-term bonds actually pay higher yields than longer-term bonds) that had persisted for much of the last year. The six-month Treasury yield fell from 5.09% to 4.93% during the period, the 10-year yield increased from 4.70% to 5.03%, and the 30-year Treasury yield rose from 4.81% to 5.12% .

High yield bonds fared best during the six-month period, though they lost much of their gains in June. Otherwise, securities that offer a yield margin, or “spread,” over safer Treasury securities — including investment grade corporate, agency, and mortgage backed bonds — underperformed Treasury securities. These bonds did well for the first five months of the year but, like high yield securities, struggled in June.

The Portfolio’s performance was hurt by our underweighting of high yield bonds early in the period, which was when the sector did well. We moved to a neutral weighting in high yield by June, but by then the bonds had begun to falter. Also detracting from our performance was our overweighting of mortgage backed bonds, a strategy that was most detrimental in June as selling pressure in this sector accelerated with rising rates.

A factor that boosted the Portfolio’s relative performance was our short duration (a measure of the Portfolio’s price sensitivity to interest rate movements; the greater the duration, the greater the price volatility of the Portfolio) versus our peer group. We used this strategy in a successful effort to take advantage of the yield curve’s movement back to a normal shape.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
Major Market Sectors represent long-term non-government holdings.
Moody’s Bond Quality Ratings Distributions and the list of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

What is your outlook?

Although economic growth appeared to resurge in the second quarter, it’s unclear whether stronger growth will continue for the remainder of the year. We will be watching to see how the sub-prime mortgage situation, the housing market slump, interest and inflation rates, and other factors impact the economy. We think the Federal Reserve will abstain from changing interest rates for the rest of 2007, with the earliest possibility of a move in January 2008.

We intend to keep the Portfolio’s duration short relative to our peers, clustered around the five-year maturity area to continue benefiting from the yield curve’s reversion to a normal shape. We will be slightly reducing our holdings of corporate bonds to an underweighted position, and maintain our modest overweighting in mortgage backed securities.

* The Lehman Brothers Aggregate Bond Index is an unmanaged index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Bond Index Portfolio returned 0.78% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by Lipper General Bond category, reported a median return of 1.70% . The Portfolio’s market benchmark, the Lehman Brothers Aggregate Bond Index, returned 0.98% .

What factors affected the Portfolio’s performance?

Since the Portfolio’s objective is to track the performance of the Lehman Index, its allocations to various sectors of the broad U.S. fixed income markets generally mirror those of the Index. The reason the Portfolio underperformed the Lehman Index is that it incurred operating expenses, whereas none were incurred by the Index.

Interest rates, and consequently bond prices, were volatile during the first half of 2007. After rising in the first weeks of the year, bond yields fell sharply in February as sub-prime mortgage troubles debuted and indicators of slower economic growth became more apparent. In the second quarter, the market began to see economic growth and consumer prices heating up. Worries about inflation, along with the realization that the Federal Reserve wouldn’t begin easing rates as soon as investors had expected, drove bond yields sharply higher in June.

The spike in yields — which occurred in all but the shortest maturity lengths — eliminated the yield curve inversion (an abnormal situation in which shorter-term bonds actually pay higher yields than longer-term bonds) that had persisted for much of the last year. The six-month Treasury yield fell from 5.09% to 4.93% during the period, the 10-year yield increased from 4.70% to 5.03%, and the 30-year Treasury yield rose from 4.81% to 5.12% .

During the six-month period, securities that offer a yield margin, or “spread,” over safer Treasury securities — including investment grade corporate, agency, and mortgage backed bonds — underperformed Treasury securities. These bonds did well for the first five months of the year but struggled in June.

What is your outlook?

Although economic growth appeared to resurge in the second quarter, it’s unclear whether stronger growth will

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
Major Market Sectors represent long-term non-government holdings.
Moody’s Bond Quality Ratings Distributions and the list of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

continue for the remainder of the year. We will be watching to see how the sub-prime mortgage situation, the housing market slump, interest and inflation rates, and other factors impact the economy. We think the Federal Reserve will abstain from changing interest rates for the rest of 2007, with the earliest possibility of a move in January 2008.

With interest rates up over the last two years, we believe yield will play a more prominent role in the total return of the Portfolio going forward. As always, we intend to maintain a well diversified mix of debt securities in our efforts to track the performance of the Lehman Index.

* The Lehman Brothers Aggregate Bond Index is an unmanaged index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Limited Maturity Bond Portfolio returned 2.01% during the six-month period ended June 29, 2007. The Portfolio’s peer group, as represented by the Lipper Short Investment Grade Debt category, reported a median return of 1.96% . The Portfolio’s market benchmark, the Lehman Brothers Government/Credit 1-3 Year Bond Index, returned 2.16% .

What factors affected the Portfolio’s performance?

Interest rates, and consequently bond prices, were volatile during the first half of 2007. After rising in the first weeks of the year, bond yields fell sharply in February as sub-prime mortgage troubles debuted and indicators of slower economic growth became more apparent. In the second quarter, the market began to see economic growth and consumer prices heating up. Worries about inflation, along with the realization that the Federal Reserve wouldn’t begin easing rates as soon as investors had expected, drove bond yields sharply higher in June.

The spike in yields — which occurred in all but the shortest maturity lengths — eliminated the yield curve inversion (an abnormal situation in which shorter-term bonds actually pay higher yields than longer-term bonds) that had persisted for much of the last year. The six-month Treasury yield fell from 5.09% to 4.93% during the period, the two-year yield increased from 4.82% to 4.87%, and the 10-year Treasury yield rose from 4.71% to 5.03% .

The Portfolio’s performance benefited from a higher allocation to cash equivalent and floating rate securities, which — due to an inverted yield curve — generated higher yields than most longer maturity securities. A modest short duration positioning due to the outlook for steady Federal Reserve interest rate policy and higher interest rates also contributed positively to performance during the period.

The Portfolio’s overweighting in the high-quality spread sectors of the bond market and an underweighted position in government securities negatively affected performance during the six-month period. Concerns about sub-prime mortgage lending and higher interest rates caused spreads versus U.S. Treasuries to widen in the second quarter.

What is your outlook?

Although economic growth appeared to resurge in the second quarter, it’s unclear whether stronger growth will

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
Major Market Sectors represent long-term non-government holdings.
Moody’s Bond Quality Ratings Distributions and the list of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

continue for the remainder of the year. We will be watching to see how the sub-prime mortgage situation, the housing market slump, interest and inflation rates, and other factors affect the economy.

We think the Federal Reserve will abstain from changing interest rates for the rest of 2007, with the earliest possibility of a move in January 2008. As for when the Fed does step off of the sidelines, there now appears to be an equal chance that the next change will be an increase or a decrease.

Given the outlook for steady Fed rate policy, we plan to hold our overweighted position in cash equivalent and floating rate securities given the yield advantage and limited price risk. We also expect that the yield curve will gradually become steeper and plan to increase the Portfolio’s weighting in two- to three-year maturity securities. We plan to reduce the Portfolio’s overweighting in the spread related sectors of the market by lowering the weighting in the AAA securitized asset sectors (mortgage-backed, asset-backed, and commercial mortgage-backed securities). We will also increase our weighting to Treasury securities as part of a defensive strategy.

* The Lehman Brothers 1-3 Year Government/Credit Bond Index is an unmanaged market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

The risks presented by mortgage securities include, but are not limited to, reinvestment of repaid principal at lower rates of return. The real estate industry — and therefore, the performance of the portfolio — is highly sensitive to economic conditions. In addition, the value of mortgage securities may fluctuate in response to changes in interest rates. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Mortgage Securities Portfolio returned 0.56% during the six-month period ended June 29, 2007. The Portfolio peer group, as represented by the Lipper U.S. Mortgage Funds category, returned 0.65% . The Portfolio’s market benchmark, the Lehman Brothers Mortgage-Backed Securities Index, returned 1.05% .

What factors affected the Portfolio’s performance?

Interest rates, and consequently bond prices, were volatile during the first half of 2007. After rising in the first weeks of the year, bond yields fell sharply in February as sub-prime mortgage troubles debuted and indicators of slower economic growth became more apparent. Then in the second quarter, the market began to see economic growth and consumer prices heating up. Worries about inflation, along with the realization that the Federal Reserve wouldn’t begin easing rates as soon as investors had expected, drove bond yields sharply higher in June. The six-month Treasury yield fell from 5.09% to 4.93% during the period, the two-year yield increased from 4.82% to 4.87%, and the 10-year Treasury yield rose from 4.71% to 5.03% .

The period also was marked by higher wider spreads versus Treasuries due to concerns over sub-prime contagion in other sectors of the bond market. Agency-backed and mortgage-backed securities lagged behind other sectors of the bond market due to the higher interest rate volatility (mortgage-backed securities perform best in stable interest rate environments) and less demand from investors as a result of concerns over association with sub-prime mortgage exposure. Cash equivalent and AAA-rated floating rate mortgage securities provided the best returns over the period.

The Portfolio’s performance was hurt by its allocation to current coupon agency mortgage-backed securities and AAA-rated commercial mortgage-backed securities. The Portfolio benefited from a higher allocation to cash and floating rate securities in addition to an allocation to Treasury securities during the period.

What is your outlook?

Although economic growth appeared to resurge in the second quarter, it’s uncertain whether stronger growth will continue for the remainder of the year. We will be monitoring the sub-prime mortgage situation, the housing market slump, and interest and inflation rates for their impact on the economy.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
Major Market Sectors represent long-term non-government holdings.
Moody’s Bond Quality Ratings Distributions and the list of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

We think the Federal Reserve will keep the Fed Funds rate unchanged for the rest of 2007, with the earliest possibility of a move in January 2008. There now appears to be an equal chance that the next move by the Fed will be an increase or a decrease. We expect interest rate volatility to remain at higher levels. Given this outlook, we plan to position the Portfolio with a similar duration to its benchmark and increase our emphasis on cash equivalents and Treasury securities versus mortgage-backed securities.

* The Lehman Brothers Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in this Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the six-month period ended June 29, 2007?

Thrivent Money Market Portfolio produced a 2.53% return, while its peer group, the Lipper Money Market Portfolios category, reported a median net return of 2.41% .

What factors affected the Portfolio’s performance?

The Federal Reserve held short-term interest rates steady during the latest six-month period. Contributing to the Portfolio’s solid performance was our decision to not extend the Portfolio’s weighted-average maturity in early March when many market watchers expected the Federal Reserve to begin cutting interest rates. We maintained a slightly longer weighted-average maturity than the peer group during the first calendar quarter of 2007 and a slightly shorter weighted-average maturity during the second quarter.

Weighted-average maturity is the average maturity of all the securities that comprise a portfolio, typically expressed in days or years. Extending the weighted-average maturity of a portfolio requires adding longer-dated securities that will ultimately make the yield on the portfolio less sensitive to interest rate changes. Higher exposure to longer-dated securities in the portfolio will result in less impact to the yield on the portfolio when interest rates change. This is beneficial when rates decline faster than expectations, but detrimental when interest rates rise faster than expectations.

In addition, the Portfolio held a greater proportion of extendible floating rate securities than the peer group. These securities generally provide a higher yield than commercial paper and fixed maturity floating rate securities.

One factor that detracted from our performance during the period was that we didn’t extend the Portfolio’s average maturity more in January and February of 2007. As a result, we missed some opportunities. Maintaining our preference for high-quality, liquid investments also detracted from performance. Generally, higher-quality investments and/or more liquid investments offer less yield.

We are pleased to have achieved solid performance during the period while still maintaining a conservative Portfolio designed to meet shareholder’s objectives of safety and liquidity.

What is your outlook?

The Federal Reserve has kept interest rates steady since June of 2006, and we expect policymakers to continue to keep interest rates on hold as long as inflation remains elevated. While the housing industry remains weak, economic growth has accelerated from the first quarter and the Federal Reserve is unlikely to cut interest rates with inflation remaining above its stated comfort zone. In June the Fed

*To the extent practicable, the Portfolio intends to maintain a stable net asset value of $1.00 per share. An investment in Thrivent Money Market Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.
Quoted Portfolio Composition is subject to change.

reiterated its forecast calling for moderating inflation, but it also acknowledged the risk that inflation remains elevated.

There are several factors that contribute to concern over the inflation trend, including high commodity prices and the low unemployment rate. Our strategy going forward is to maintain a slightly longer weighted average maturity in the Portfolio, but without adding significant exposure to long-dated securities. Doing so will keep the Portfolio flexible in case signs of economic growth or inflation grow and the market begins to anticipate higher interest rates. As in any interest rate environment, we will continue to focus on our primary objectives of safety and liquidity, while pursuing the optimum risk-adjusted yield.

** Seven-day yields of Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period, though they are expressed as annual percentage rates. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Shareholder Expense Example
(Unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 29, 2007. Shares in a Portfolio are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company, and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these variable contracts and retirement plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

In the table below, the first line entitled Actual provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid During Period to estimate the expenses you paid during the period.

Hypothetical Example for Comparison Purposes

In the table below, the second line entitled Hypothetical provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	1/1/2007	6/29/2007	1/1/2007 — 6/29/2007	Ratio

Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$1,088	$0.46	0.09%
Hypothetical **	$1,000	$1,024	$0.45	0.09%

Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$1,070	$0.46	0.09%
Hypothetical **	$1,000	$1,024	$0.45	0.09%

Thrivent Moderate Allocation Portfolio
Actual	$1,000	$1,055	$0.56	0.11%
Hypothetical **	$1,000	$1,024	$0.55	0.11%

Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$1,041	$0.81	0.16%
Hypothetical **	$1,000	$1,024	$0.80	0.16%

Thrivent Technology Portfolio
Actual	$1,000	$1,102	$4.46	0.86%
Hypothetical **	$1,000	$1,020	$4.28	0.86%

Thrivent Partner Small Cap Growth Portfolio
Actual	$1,000	$1,096	$5.17	1.00%
Hypothetical **	$1,000	$1,020	$4.98	1.00%

Thrivent Partner Small Cap Value Portfolio
Actual	$1,000	$1,080	$4.41	0.86%
Hypothetical **	$1,000	$1,020	$4.28	0.86%

Thrivent Small Cap Stock Portfolio
Actual	$1,000	$1,085	$3.70	0.72%
Hypothetical **	$1,000	$1,021	$3.59	0.72%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	1/1/2007	6/29/2007	1/1/2007 — 6/29/2007	Ratio

Thrivent Small Cap Index Portfolio
Actual	$1,000	$1,084	$2.00	0.39%
Hypothetical **	$1,000	$1,023	$1.95	0.39%

Thrivent Mid Cap Growth Portfolio
Actual	$1,000	$1,147	$2.38	0.45%
Hypothetical **	$1,000	$1,022	$2.24	0.45%

Thrivent Mid Cap Growth Portfolio II
Actual	$1,000	$1,147	$3.23	0.61%
Hypothetical **	$1,000	$1,022	$3.04	0.61%

Thrivent Mid Cap Value Portfolio
Actual	$1,000	$1,098	$4.66	0.90%
Hypothetical **	$1,000	$1,020	$4.48	0.90%

Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$1,107	$3.74	0.72%
Hypothetical **	$1,000	$1,021	$3.59	0.72%

Thrivent Mid Cap Index Portfolio
Actual	$1,000	$1,117	$2.19	0.42%
Hypothetical **	$1,000	$1,023	$2.09	0.42%

Thrivent Partner International Stock Portfolio
Actual	$1,000	$1,107	$4.26	0.82%
Hypothetical **	$1,000	$1,021	$4.09	0.82%

Thrivent Partner All Cap Portfolio
Actual	$1,000	$1,114	$4.38	0.84%
Hypothetical **	$1,000	$1,021	$4.18	0.84%

Thrivent Large Cap Growth Portfolio
Actual	$1,000	$1,090	$2.32	0.45%
Hypothetical **	$1,000	$1,022	$2.24	0.45%

Thrivent Large Cap Growth Portfolio II
Actual	$1,000	$1,089	$3.35	0.65%
Hypothetical **	$1,000	$1,021	$3.24	0.65%

Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$1,085	$4.06	0.79%
Hypothetical **	$1,000	$1,021	$3.94	0.79%

Thrivent Large Cap Value Portfolio
Actual	$1,000	$1,075	$3.27	0.64%
Hypothetical **	$1,000	$1,022	$3.19	0.64%

Thrivent Large Cap Stock Portfolio
Actual	$1,000	$1,068	$3.36	0.66%
Hypothetical **	$1,000	$1,021	$3.29	0.66%

Thrivent Large Cap Index Portfolio
Actual	$1,000	$1,068	$1.84	0.36%
Hypothetical **	$1,000	$1,023	$1.80	0.36%

Thrivent Real Estate Securities Portfolio
Actual	$1,000	$939	$4.06	0.85%
Hypothetical **	$1,000	$1,020	$4.23	0.85%

Thrivent Balanced Portfolio
Actual	$1,000	$1,048	$1.92	0.38%
Hypothetical **	$1,000	$1,023	$1.90	0.38%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	1/1/2007	6/29/2007	1/1/2007 — 6/29/2007	Ratio

Thrivent High Yield Portfolio
Actual	$1,000	$1,028	$2.25	0.45%
Hypothetical **	$1,000	$1,022	$2.24	0.45%

Thrivent Diversified Income Plus Portfolio
Actual	$1,000	$1,010	$2.43	0.49%
Hypothetical **	$1,000	$1,022	$2.44	0.49%

Thrivent Income Portfolio
Actual	$1,000	$1,009	$2.18	0.44%
Hypothetical **	$1,000	$1,022	$2.19	0.44%

Thrivent Bond Index Portfolio
Actual	$1,000	$1,008	$2.03	0.41%
Hypothetical **	$1,000	$1,023	$2.04	0.41%

Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$1,020	$2.19	0.44%
Hypothetical **	$1,000	$1,022	$2.19	0.44%

Thrivent Mortgage Securities Portfolio
Actual	$1,000	$1,006	$3.17	0.64%
Hypothetical **	$1,000	$1,022	$3.19	0.64%

Thrivent Money Market Portfolio
Actual	$1,000	$1,025	$1.75	0.35%
Hypothetical **	$1,000	$1,023	$1.75	0.35%

*Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 180 /365 to reflect the one-half year period.

**Assuming 5% total return before expenses.

Aggressive Allocation Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares		Value	Percentage

Equity Portfolios (91.0%)
1,889,233	Thrivent Partner Small Cap Growth Portfolio #	$26,598,317	6.0%
986,566	Thrivent Partner Small Cap Value Portfolio	19,852,955	4.5
2,099,026	Thrivent Small Cap Stock Portfolio	33,212,887	7.5
802,038	Thrivent Mid Cap Growth Portfolio	15,476,532	3.5
1,079,720	Thrivent Partner Mid Cap Value Portfolio	15,409,332	3.5
2,411,839	Thrivent Mid Cap Stock Portfolio	33,223,328	7.5
5,398,487	Thrivent Partner International Stock Portfolio	93,278,833	21.1
5,132,666	Thrivent Large Cap Growth Portfolio	92,624,093	20.9
2,246,031	Thrivent Large Cap Value Portfolio	30,917,964	7.0
3,830,849	Thrivent Large Cap Stock Portfolio	41,961,586	9.5

	Total Equity Portfolios
	(cost $360,517,270)	402,555,827

Debt Portfolios (7.0%)
866,567	Thrivent High Yield Portfolio	4,369,406	1.0
2,263,411	Thrivent Income Portfolio	22,012,800	5.0
446,120	Thrivent Limited Maturity Bond Portfolio	4,407,667	1.0

	Total Debt Portfolios
	(cost $30,849,234)	30,789,873

Short-Term Investments (2.0%)
8,787,014	Thrivent Money Market Portfolio	8,787,014	2.0

	Total Short-Term Investments
	(cost $8,787,014)	8,787,014

	Total Investments
	(cost $400,153,518) 100.0%	$442,132,714

	Other Assets and Liabilities,
	Net (0.0%)	(72,307)

	Total Net Assets 100.0%	$442,060,407

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$42,064,343
Gross unrealized depreciation	(85,147)

Net unrealized appreciation (depreciation)	$41,979,196
Cost for federal income tax purposes	$400,153,518

The accompanying Notes to Financial Statements are an integral part of this schedule.

69

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares		Value	Percentage

Equity Portfolios (78.1%)
3,204,629	Thrivent Partner Small Cap Growth Portfolio #	$45,117,651	3.0%
1,487,935	Thrivent Partner Small Cap Value Portfolio	29,942,163	2.0
3,794,943	Thrivent Small Cap Stock Portfolio	60,047,381	4.0
1,166,752	Thrivent Mid Cap Growth Portfolio	22,514,235	1.5
1,571,766	Thrivent Partner Mid Cap Value Portfolio	22,431,621	1.5
4,365,989	Thrivent Mid Cap Stock Portfolio	60,141,940	4.0
12,204,964	Thrivent Partner International Stock Portfolio	210,885,913	14.1
14,091,188	Thrivent Large Cap Growth Portfolio	254,289,573	17.0
15,236,507	Thrivent Large Cap Value Portfolio	209,739,665	14.0
20,508,497	Thrivent Large Cap Stock Portfolio	224,641,872	15.0
1,501,036	Thrivent Real Estate Securities Portfolio	30,039,173	2.0

	Total Equity Portfolios
	(cost $1,063,005,855)	1,169,791,187

Debt Portfolios (17.9%)
2,935,303	Thrivent High Yield Portfolio	14,800,387	1.0
19,957,063	Thrivent Income Portfolio	194,092,418	12.9
6,039,503	Thrivent Limited Maturity Bond Portfolio	59,670,291	4.0

	Total Debt Portfolios
	(cost $270,034,174)	268,563,096

Short-Term Investments (4.0%)
59,559,431	Thrivent Money Market Portfolio	59,559,431	4.0

	Total Short-Term Investments
	(cost $59,559,431)	59,559,431

	Total Investments
	(cost $1,392,599,460) 100.0%	$1,497,913,714

	Other Assets and Liabilities,
	Net (0.0%)	(202,180)

	Total Net Assets 100.0%	$1,497,711,534

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$106,785,333
Gross unrealized depreciation	(1,471,079)

Net unrealized appreciation (depreciation)	$105,314,254
Cost for federal income tax purposes	$1,392,599,460

The accompanying Notes to Financial Statements are an integral part of this schedule.

70

Moderate Allocation Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)
Shares		Value	Percentage

Equity Portfolios (58.1%)
1,880,280	Thrivent Partner Small Cap Growth Portfolio #	$26,472,280	1.5%
873,593	Thrivent Partner Small Cap Value Portfolio	17,579,579	1.0
1,689,375	Thrivent Small Cap Stock Portfolio	26,730,976	1.5
916,808	Thrivent Mid Cap Growth Portfolio	17,691,180	1.0
1,235,093	Thrivent Partner Mid Cap Value Portfolio	17,626,747	1.0
3,859,267	Thrivent Mid Cap Stock Portfolio	53,161,785	3.0
10,274,690	Thrivent Partner International Stock Portfolio	177,533,281	10.1
14,162,964	Thrivent Large Cap Growth Portfolio	255,584,855	14.5
12,826,958	Thrivent Large Cap Value Portfolio	176,570,769	10.0
19,337,192	Thrivent Large Cap Stock Portfolio	211,811,872	12.0
2,211,318	Thrivent Real Estate Securities Portfolio	44,253,551	2.5

	Total Equity Portfolios
	(cost $928,858,106)	1,025,016,875

Debt Portfolios (33.9%)
3,455,801	Thrivent High Yield Portfolio	17,424,840	1.0
34,375,847	Thrivent Income Portfolio	334,322,301	19.0
24,874,407	Thrivent Limited Maturity Bond Portfolio	245,759,144	13.9

	Total Debt Portfolios
	(cost $601,529,115)	597,506,285

Short-Term Investments (8.0%)
140,866,683	Thrivent Money Market Portfolio	140,866,683	8.0

	Total Short-Term Investments
	(cost $140,866,683)	140,866,683

	Total Investments
	(cost $1,671,253,904) 100.0%	$1,763,389,843

	Other Assets and Liabilities,
	Net (0.0%)	(234,225)

	Total Net Assets 100.0%	$1,763,155,618

# Non income producing security.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$96,158,768
Gross unrealized depreciation	(4,022,829)

Net unrealized appreciation (depreciation)	$92,135,939
Cost for federal income tax purposes	$1,671,253,904

The accompanying Notes to Financial Statements are an integral part of this schedule.

71

Moderately Conservative Allocation Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares		Value	Percentage

Equity Portfolios (38.1%)
1,131,043	Thrivent Small Cap Stock Portfolio	$17,896,497	3.0%
867,229	Thrivent Mid Cap Stock Portfolio	11,946,161	2.0
2,077,300	Thrivent Partner International Stock Portfolio	35,893,038	6.1
3,290,742	Thrivent Large Cap Growth Portfolio	59,384,733	10.0
2,809,040	Thrivent Large Cap Value Portfolio	38,668,116	6.5
4,344,798	Thrivent Large Cap Stock Portfolio	47,591,183	8.0
745,051	Thrivent Real Estate Securities Portfolio	14,910,186	2.5

	Total Equity Portfolios
	(cost $203,652,840)	226,289,914

Debt Portfolios (51.9%)
1,164,606	Thrivent High Yield Portfolio	5,872,179	1.0
9,142,065	Thrivent Income Portfolio	88,911,153	15.0
21,553,196	Thrivent Limited Maturity Bond Portfolio	212,945,576	35.9

	Total Debt Portfolios
	(cost $309,290,645)	307,728,908

Short-Term Investments (10.0%)
59,438,974	Thrivent Money Market Portfolio	59,438,974	10.0

	Total Short-Term Investments
	(cost $59,438,974)	59,438,974

	Total Investments
	(cost $572,382,459) 100.0%	$593,457,796

	Other Assets and Liabilities,
	Net (0.0%)	(91,449)

	Total Net Assets 100.000	$593,366,347

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$22,637,073
Gross unrealized depreciation	(1,561,736)

Net unrealized appreciation (depreciation)	$21,075,337
Cost for federal income tax purposes	$572,382,459

The accompanying Notes to Financial Statements are an integral part of this schedule.

72

Technology Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (96.5%)	Value	Shares	Common Stock (96.5%)	Value

Communications Equipment (26.0%)			9,200	Shire Pharmaceuticals
18,700	ADTRAN, Inc. *	$485,639		Group plc ADR *	$681,996
84,200	Alcatel-Lucent ADR *	1,178,800	1,100	UnitedHealth Group, Inc.	56,254
17,900	CIENA Corporation #*	646,727	18,100	Vertex Pharmaceuticals, Inc. #	516,936
123,500	Cisco Systems, Inc. #	3,439,475	700	WellPoint, Inc. #	55,881

50,900	Corning, Inc. #	1,300,495		Total Health Care	5,034,495

7,400	F5 Networks, Inc. #	596,440
39,500	Foundry Networks, Inc. #	658,070	Industrials (0.9%)
88,800	Juniper Networks, Inc. #*	2,235,096	11,300	Monster Worldwide, Inc. #	464,430

35,750	OpNext, Inc. #	473,330		Total Industrials	464,430

49,800	QUALCOMM, Inc.	2,160,822
14,000	Telefonaktiebolaget LM		Internet Software & Services (10.6%)
	Ericsson ADR *	558,460	22,500	eBay, Inc. #	724,050

	Total Communications		5,100	Google, Inc. #	2,669,238
	Equipment	13,733,354	27,800	VeriSign, Inc. #	882,094

			48,700	Yahoo!, Inc. #	1,321,231

Computers & Peripherals (10.6%)				Total Internet
16,100	Apple Computer, Inc. #	1,964,844		Software & Services	5,596,613

103,500	EMC Corporation #*	1,873,350
30,400	Emulex Corporation #	663,936	IT Consulting & Services (2.7%)

38,600	Network Appliance, Inc. #	1,127,120	13,300	Accenture, Ltd.	570,437

	Total Computers &		18,300	MoneyGram International, Inc.	511,485
	Peripherals	5,629,250	19,800	Perot Systems Corporation #	337,392

				Total IT Consulting &
Consumer Discretionary (3.4%)				Services	1,419,314

2,300	Best Buy Company, Inc.	107,341
20,700	Scientific Games Corporation #*	723,465	Semiconductors &
27,800	TiVo, Inc. #*	160,962	Semiconductor Equipment (16.3%)
8,500	Viacom, Inc. #	353,855	35,100	Broadcom Corporation #	1,026,675
15,750	WMS Industries, Inc. #	454,545	17,100	FormFactor, Inc. #	654,930

	Total Consumer		52,400	Integrated Device
	Discretionary	1,800,168		Technology, Inc. #	800,148

			69,300	Intel Corporation	1,646,568
Health Care (9.5%)			29,500	Intersil Corporation	928,070
1,300	Aetna, Inc.	64,220	18,100	MEMC Electronic Materials, Inc. #	1,106,272
31,700	BioMarin Pharmaceutical, Inc. #*	568,698	40,700	Qimonda AG ADR #*	628,815
1,500	CIGNA Corporation	78,330	28,900	Teradyne, Inc. #	508,062
9,900	Cooper Companies, Inc.	527,868	34,400	Texas Instruments, Inc.	1,294,472

12,600	Cubist Pharmaceuticals, Inc. #	248,346		Total Semiconductors &
1,400	Express Scripts, Inc. #	70,014		Semiconductor Equipment	8,594,012

23,200	Hologic, Inc. #*	1,283,192
8,400	ImClone Systems, Inc. #	297,024	Software (14.1%)
2,000	IMS Health, Inc.	64,260	39,500	Adobe Systems, Inc. #	1,585,925
1,000	McKesson Corporation	59,640	23,900	Cadence Design Systems, Inc. #	524,844
900	Medco Health Solutions, Inc. #	70,191	30,000	Commvault Systems, Inc. #	518,100
14,500	NuVasive, Inc. #	391,645	59,200	Microsoft Corporation	1,744,624
			50,200	Nuance Communications, Inc. #*	839,846

The accompanying Notes to Financial Statements are an integral part of this schedule.

73

Technology Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (96.5%)	Value	Shares	Common Stock (96.5%)	Value

Software — continued		Telecommunications Services (2.4%)
48,300	Oracle Corporation #	$951,993	12,900	America Movil SA de CV ADR	$798,897
33,900	Red Hat, Inc. #*	755,292	5,900	NII Holdings, Inc. #	476,366

61,100	TIBCO Software, Inc. #	552,955	Total Telecommunications

	Total Software	7,473,579	Services		1,275,263

			Total Common Stock
			(cost $43,738,222)		51,020,478

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (22.5%)		Rate (+)	Date	Value

11,926,925	Thrivent Financial Securities Lending Trust		5.360%	N/A	$11,926,925

		Total Collateral Held for Securities Loaned
		(cost $11,926,925)			11,926,925

			Interest	Maturity
Shares	Short-Term Investments (3.6%)		Rate (+)	Date	Value

1,887,300	Thrivent Money Market Portfolio		5.050%	N/A	$1,887,300

		Total Short-Term Investments (at amortized cost)			1,887,300

		Total Investments (cost $57,552,447) 122.6%			$64,834,703

		Other Assets and Liabilities, Net (22.6%)			(11,965,278)

		Total Net Assets 100.0%			$52,869,425

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:
ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$8,055,861
Gross unrealized depreciation	(773,605)

Net unrealized appreciation (depreciation)	$7,282,256
Cost for federal income tax purposes	$57,552,447

The accompanying Notes to Financial Statements are an integral part of this schedule.

74

Partner Small Cap Growth Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (98.1%)	Value	Shares	Common Stock (98.1%)	Value

Consumer Discretionary (10.6%)			24,878	GFI Group, Inc. #	$1,803,157
14,260	Arbitron, Inc.	$734,818	34,094	Greenhill & Company, Inc. *	2,342,599
18,320	ArvinMeritor, Inc.	406,704	11,950	Investment Technology
12,900	Citi Trends, Inc. #*	489,684		Group, Inc. #	517,794
27,660	Cooper Tire & Rubber Company	763,969	33,123	KBW, Inc. #*	973,154
13,100	DSW, Inc. #*	456,142	31,200	Knight Capital Group, Inc. #	517,920
30,300	GSI Commerce, Inc. #*	688,113	38,380	MarketAxess Holdings, Inc. #*	690,456
13,420	Guess ?, Inc.	644,697	26,490	Penson Worldwide, Inc. #	649,800
33,760	Iconix Brand Group, Inc. #*	750,147	44,522	Signature Bank #	1,518,200
16,560	Life Time Fitness, Inc. #*	881,489	10,680	SVB Financial Group #	567,215
22,230	McCormick & Schmick’s		56,199	Texas Capital Bancshares, Inc. #	1,256,048
	Seafood Restaurants, Inc. #	576,646	52,022	Thomas Weisel Partners
12,190	Phillips-Van Heusen Corporation	738,348		Group, Inc. #	866,166
12,590	Priceline.com, Inc. #*	865,437	29,070	Waddell & Reed Financial, Inc.	756,111

134,650	Shuffle Master, Inc. #*	2,235,190		Total Financials	16,599,855

54,583	Tractor Supply Company #*	2,841,045
16,550	Under Armour, Inc. #*	755,508	Health Care (20.0%)
10,920	Volcom, Inc. #	547,420	19,570	Alexion Pharmaceuticals, Inc. #	881,824
36,350	WMS Industries, Inc. #	1,049,061	157,840	American Medical Systems
19,030	Zumiez, Inc. #*	718,953		Holdings, Inc. #*	2,847,434

	Total Consumer		27,900	Array Biopharma, Inc. #	325,593
	Discretionary	16,143,371	28,726	ArthroCare Corporation #	1,261,359

			24,760	BioMarin Pharmaceutical, Inc. #	444,194
Consumer Staples (0.8%)			2,860	Chemed Corporation	189,589
9,160	Chattem, Inc. #*	580,561	32,254	HealthExtras, Inc. #	954,073
17,460	Flowers Foods, Inc.	582,466	9,750	Healthways, Inc. #*	461,858

	Total Consumer Staples	1,163,027	15,090	Hologic, Inc. #*	834,628

			11,150	ICON plc ADR #	487,701
Energy (6.6%)			55,369	Illumina, Inc. #*	2,247,428
14,680	Alon USA Energy, Inc.	646,067	24,910	Immucor, Inc. #	696,733
12,020	Arena Resources, Inc. #*	698,482	23,234	Integra LifeSciences Holdings
7,080	Core Laboratories NV #	719,965		Corporation #*	1,148,224
18,920	Delta Petroleum Corporation #*	379,914	14,670	InterMune, Inc. #*	380,540
66,854	Dril-Quip, Inc. #	3,005,087	16,560	inVentiv Health, Inc. #	606,262
16,950	Goodrich Petroleum		74,848	Inverness Medical
	Corporation #*	586,978		Innovations, Inc. #*	3,818,745
20,076	Oil States International, Inc. #	829,942	21,330	K-V Pharmaceutical Company #	581,029
63,236	Superior Energy Services, Inc. #	2,524,381	12,410	Kyphon, Inc. #*	597,542
10,970	W-H Energy Services, Inc. #	679,153	11,670	Medicis Pharmaceutical

	Total Energy	10,069,969		Corporation *	356,402

			49,675	Mentor Corporation	2,020,779
Financials (10.9%)			37,024	Meridian Bioscience, Inc.	801,929
43,888	Cohen & Steers, Inc. *	1,906,934	48,559	NuVasive, Inc. #	1,311,579
10,120	Corporate Office Properties Trust	415,021	20,780	PAREXEL International
43,550	DiamondRock Hospitality			Corporation #	874,007
	Company	830,934	36,980	Perrigo Company	724,068
26,230	Digital Realty Trust, Inc. *	988,346	13,430	Progenics Pharmaceuticals, Inc. #	289,685

The accompanying Notes to Financial Statements are an integral part of this schedule.

75

Partner Small Cap Growth Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (98.1%)	Value	Shares	Common Stock (98.1%)	Value

Health Care — continued			Information Technology (23.3%)
15,760	Psychiatric Solutions, Inc. #	$571,458	16,730	Advent Software, Inc. #	$544,562
15,070	Sunrise Senior Living, Inc. #	602,649	47,460	Anadigics, Inc. #*	654,473
106,164	Trizetto Group, Inc. #	2,055,335	8,330	aQuantive, Inc. #	531,454
9,800	United Therapeutics		34,890	Atheros Communications, Inc. #	1,076,008
	Corporation #*	624,848	70,726	Avocent Corporation #	2,051,761
23,690	West Pharmaceutical		17,150	Blackboard, Inc. #*	722,358
	Services, Inc. *	1,116,984	40,730	Brightpoint, Inc. #	561,667
9,280	Xenoport, Inc. #	412,218	31,310	Brooks Automation, Inc. #	568,276

	Total Health Care	30,526,697	9,380	C-COR, Inc. #	131,883

			61,233	Coherent, Inc. #	1,868,219
Industrials (19.8%)			42,790	Comtech Group, Inc. #	706,463
71,532	AAR Corporation #	2,361,271	9,490	Equinix, Inc. #*	868,050
17,190	Actuant Corporation *	1,084,001	53,126	Euronet Worldwide, Inc. #	1,549,154
9,910	Acuity Brands, Inc.	597,375	14,420	FLIR Systems, Inc. #*	666,925
15,710	Aecom Technology Corporation #	389,765	17,300	FormFactor, Inc. #	662,590
45,880	AirTran Holdings, Inc. #*	501,010	33,520	Foundry Networks, Inc. #	558,443
18,960	Baldor Electric Company	934,349	124,409	Informatica Corporation #	1,837,521
23,410	BE Aerospace, Inc. #	966,833	93,713	Intermec, Inc. #*	2,371,876
40,360	Cenveo, Inc. #	935,948	18,610	Limelight Networks, Inc. #*	368,106
63,794	CoStar Group, Inc. #	3,373,427	17,130	MICROS Systems, Inc. #	931,872
37,047	CRA International, Inc. #	1,785,665	23,150	Net 1 UEPS Technology, Inc. #*	559,072
60,392	Forward Air Corporation	2,058,763	10,080	Nice Systems, Ltd. ADR #	350,179
19,350	FTI Consulting, Inc. #	735,880	27,770	Omniture, Inc. #*	636,488
45,782	Gardner Denver, Inc. #	1,948,024	49,280	ON Semiconductor Corporation #	528,282
11,700	GATX Corporation	576,225	26,890	Polycom, Inc. #	903,504
6,140	General Cable Corporation #	465,105	12,650	Quality Systems, Inc. *	480,320
15,560	Horizon Lines, Inc.	509,746	19,080	Riverbed Technology, Inc. #*	836,086
17,930	Hub Group, Inc. #	630,419	36,032	Rogers Corporation #	1,333,184
11,590	Huron Consulting Group, Inc. #*	846,186	14,810	SAVVIS, Inc. #	733,243
20,275	IDEX Corporation	781,398	39,570	Semtech Corporation #	685,748
21,210	Infrasource Services, Inc. #	786,891	109,920	Sonus Networks, Inc. #	936,518
24,600	JA Solar Holdings Company,		24,130	Tessera Technologies, Inc. #	978,472
	Ltd. ADR #*	829,758	9,490	The9, Ltd. ADR #*	439,007
18,180	Kenexa Corporation #	685,568	13,290	THQ, Inc. #*	405,611
9,293	Kennametal, Inc.	762,305	25,240	Trimble Navigation, Ltd. #	812,728
36,870	Knoll, Inc.	825,888	112,956	ValueClick, Inc. #*	3,327,684
35,052	Ladish Company, Inc. #	1,507,236	19,200	Verigy, Ltd. #	549,312
36,725	Orbital Sciences Corporation #	771,592	35,602	ViaSat, Inc. #	1,142,824
33,213	Shaw Group, Inc. #	1,537,430	17,410	VistaPrint, Ltd. #	665,932

31,580	The Geo Group Inc. #	918,978		Total Information

	Total Industrials	30,107,036		Technology	35,535,855

The accompanying Notes to Financial Statements are an integral part of this schedule.

76

Partner Small Cap Growth Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (98.1%)	Value	Shares	Common Stock (98.1%)		Value

Materials (3.2%)			Telecommunications Services (2.9%)
13,110	Century Aluminum Company #	$716,199	33,920	Cogent Communications
25,520	H.B. Fuller Company	762,793		Group, Inc. #*		$1,013,190
34,590	Hercules, Inc. #	679,694	45,780	Dobson Communications
22,110	Pan American Silver Corporation #	582,156		Corporation #		508,616
32,660	Polypore International, Inc. #	573,836	77,591	NeuStar, Inc. #		2,247,811
5,370	RTI International Metals, Inc. #	404,737	36,120	Time Warner Telecom, Inc. #		726,012

11,730	Ryerson, Inc. *	441,634	Total Telecommunications
12,120	Silgan Holdings, Inc.	669,994		Services		4,495,629

	Total Materials	4,831,043

			Total Common Stock
			(cost $131,945,182)			149,472,482

			Interest		Maturity
Shares	Collateral Held for Securities Loaned (28.9%)		Rate (+)		Date	Value

44,049,755	Thrivent Financial Securities Lending Trust		5.360%		N/A	$44,049,755

	Total Collateral Held for Securities Loaned
	(cost $44,049,755)					44,049,755

Shares or
Principal			Interest		Maturity
Amount	Short-Term Investments (16.6%)		Rate (+)		Date	Value

$5,000,000	Charta, LLC		5.360%		7/2/2007	$4,998,511
2,900,000	Corporate Receivables Corporation Funding, LLC		5.360		7/2/2007	2,899,136
4,915,000	Galaxy Funding, Inc.		5.360		7/2/2007	4,913,536
5,000,000	Jupiter Securitization Company, LLC		5.350		7/2/2007	4,998,514
7,571,124	Thrivent Money Market Portfolio		5.050		N/A	7,571,124

	Total Short-Term Investments (at amortized cost)					25,380,821

	Total Investments (cost $201,375,758) 143.6%					$218,903,058

	Other Assets and Liabilities, Net (43.6%)					(66,467,200)

	Total Net Assets 100.0%					$152,435,858

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:
ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$20,342,580
Gross unrealized depreciation	(2,815,280)

Net unrealized appreciation (depreciation)	$17,527,300
Cost for federal income tax purposes	$201,375,758

The accompanying Notes to Financial Statements are an integral part of this schedule.

77

Partner Small Cap Value Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (96.1%)	Value	Shares	Common Stock (96.1%)	Value

Consumer Discretionary (11.6%)			40,500	W-H Energy Services, Inc. #	$2,507,355
84,100	Aaron Rents, Inc.	$2,455,720	46,000	Whiting Petroleum
58,500	Building Materials Holding			Corporation #§	1,863,920

	Corporation	830,115		Total Energy	15,318,688

33,200	Cavco Industries, Inc. #	1,245,664
21,500	Courier Corporation	860,000	Financials (20.0%)
34,500	CSS Industries, Inc.	1,366,545	68,000	Ares Capital Corporation	1,145,800
63,200	Dixie Group, Inc. #	790,000	30,600	Boston Private Financial
36,000	Dorman Products, Inc. #	497,520		Holdings, Inc.	822,222
12,600	Drew Industries, Inc. #	417,564	36,400	Bristol West Holdings, Inc.	814,268
46,900	Fred’s, Inc.	627,522	115,100	Cedar Shopping Centers, Inc.	1,651,685
21,500	Fuel Systems Solutions, Inc. #	356,470	43,600	Compass Diversified Trust	777,388
84,300	Haverty Furniture Companies, Inc.	983,781	39,600	East West Bancorp, Inc.	1,539,648
64,200	Journal Register Company	287,616	9,600	Employers Holdings, Inc.	203,904
34,100	M/I Homes, Inc.	907,060	71,600	First Financial Fund, Inc.	985,216
30,200	Matthews International		43,000	First Republic Bank	2,307,380
	Corporation	1,317,022	63,200	Hercules Technology Growth
10,100	Orient Express Hotels, Ltd.	539,340		Capital, Inc.	853,832
40,200	RARE Hospitality		25,300	Home Bancshares, Inc.	570,515
	International, Inc. #	1,076,154	66,400	Kohlberg Capital Corporation	1,231,720
95,000	Regent Communications, Inc. #	318,250	53,400	LaSalle Hotel Properties	2,318,628
31,500	Ruby Tuesday, Inc.	829,395	2,700	Markel Corporation #	1,308,312
61,400	Saga Communications, Inc. #	601,720	61,300	Max Re Capital, Ltd.	1,734,790
63,200	Shiloh Industries, Inc.	769,776	32,600	Midland Company	1,530,244
44,500	Stanley Furniture Company, Inc.	914,030	46,000	National Health Realty, Inc.	1,083,760
50,800	Steak n Shake Company #	847,852	3,700	National Interstate Corporation	96,496
103,400	Stein Mart, Inc.	1,267,684	39,300	Ohio Casualty Corporation	1,702,083
49,800	Winnebago Industries, Inc.	1,470,096	31,700	Parkway Properties, Inc.	1,522,551

	Total Consumer		13,800	Piper Jaffray Companies #	769,074
	Discretionary	21,576,896	41,700	Potlatch Corporation	1,795,185

			55,100	ProAssurance Corporation #	3,067,417
Consumer Staples (2.6%)			60,000	ProCentury Corporation	1,005,600
127,400	Alliance One International, Inc. #	1,280,370	37,800	Sandy Spring Bancorp, Inc.	1,188,432
31,600	Casey’s General Stores, Inc.	861,416	40,200	Seabright Insurance Holdings #	702,696
39,700	Nash Finch Company	1,965,150	34,500	Strategic Hotel Capital, Inc.	775,905
25,200	Winn-Dixie Stores, Inc. #	738,360	33,000	SVB Financial Group #	1,752,630

	Total Consumer Staples	4,845,296	29,700	Washington Real Estate

				Investment Trust	1,009,800
Energy (8.2%)			21,400	Wintrust Financial Corporation	938,390

20,700	Atwood Oceanics, Inc. #	1,420,434		Total Financials	37,205,571

20,700	Carbo Ceramics, Inc.	906,867
51,400	Forest Oil Corporation #	2,172,164	Health Care (5.5%)
67,200	Geomet, Inc. #	514,752	12,800	Analogic Corporation	940,928
92,400	Mariner Energy, Inc. #	2,240,700	22,400	Arrow International, Inc.	857,472
54,600	TETRA Technologies, Inc. #	1,539,720	58,400	Capital Senior Living Corporation #	550,128
45,600	Todco #	2,152,776	86,500	Momenta Pharmaceuticals, Inc. #	871,920

The accompanying Notes to Financial Statements are an integral part of this schedule.

78

Partner Small Cap Value Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (96.1%)	Value	Shares	Common Stock (96.1%)	Value

Health Care — continued			Information Technology (9.3%)
23,500	Myriad Genetics, Inc. #	$873,965	47,900	Advanced Energy
26,300	National Healthcare Corporation	1,357,080		Industries, Inc. #	$1,085,414
61,600	Owens & Minor, Inc.	2,152,304	21,900	ATMI, Inc. #±	657,000
143,600	Panacos Pharmaceuticals, Inc. #	463,828	77,709	Brooks Automation, Inc. #	1,410,418
30,800	Pharmion Corporation #	891,660	63,200	Catapult Communications
28,600	West Pharmaceutical			Corporation #	626,944
	Services, Inc.	1,348,490	95,800	GSI Group, Inc. #	937,882

	Total Health Care	10,307,775	183,900	LookSmart, Ltd. #	717,210

			32,500	Methode Electronics, Inc.	508,625
Industrials (23.4%)			117,300	MPS Group, Inc. #	1,568,301
56,000	Accuride Corporation #	862,960	55,500	Nextest Systems Corporation #	758,685
21,700	Ameron International		55,500	Progress Software Corporation #	1,764,345
	Corporation	1,957,123	260,000	Safeguard Scientifics, Inc. #	730,600
52,200	Beacon Roofing Supply, Inc. #	886,878	40,200	SPSS, Inc. #	1,774,428
42,800	Belden, Inc.	2,368,980	44,000	StarTek, Inc.	474,760
72,800	Builders Firstsource, Inc. #	1,169,168	85,200	TNS, Inc.	1,227,732
50,800	C&D Technologies, Inc. #	284,480	81,700	Wind River Systems, Inc. #	898,700
36,800	Circor International, Inc.	1,487,824	41,200	Xyratex, Ltd. #	915,876
44,600	Dollar Thrifty Automotive		359,100	Zarlink Semiconductor, Inc. #	646,380
	Group, Inc. #	1,821,464	48,800	Zygo Corporation #	697,352

20,100	EDO Corporation	660,687		Total Information
72,000	Electro Rent Corporation	1,046,880		Technology	17,400,652

32,700	Franklin Electric Company, Inc.	1,542,786
41,600	FTI Consulting, Inc. #	1,582,048	Materials (9.9%)
37,700	G & K Services, Inc.	1,489,527	37,300	Airgas, Inc.	1,786,670
63,600	Genesee & Wyoming, Inc. #	1,897,824	57,000	American Vanguard Corporation	816,240
22,500	Genlyte Group, Inc. #	1,767,150	62,000	AptarGroup, Inc.	2,204,720
60,700	Gibraltar Industries, Inc.	1,344,505	34,700	Arch Chemicals, Inc.	1,219,358
67,200	Hub Group, Inc. #	2,362,752	19,900	Carpenter Technology
45,850	IDEX Corporation	1,767,059		Corporation	2,593,169
55,700	Insituform Technologies, Inc. #	1,214,817	26,300	Chesapeake Corporation	330,591
59,400	Kirby Corporation #	2,280,366	10,500	Deltic Timber Corporation	575,610
20,500	LSI Industries, Inc.	366,950	28,000	Florida Rock Industries, Inc.	1,890,000
21,100	Macquarie Infrastructure		19,400	Innospec, Inc.	1,148,674
	Company, LLC	875,228	55,500	Metal Management, Inc.	2,445,885
63,700	McGrath Rentcorp	2,146,053	18,200	Minerals Technologies, Inc.	1,218,490
41,300	Nordson Corporation	2,071,608	67,000	Myers Industries, Inc.	1,481,370
55,000	Sterling Construction		57,900	Wausau-Mosinee
	Company, Inc. #	1,163,250		Paper Corporation	775,860

26,900	Universal Forest Products, Inc.	1,136,794		Total Materials	18,486,637

107,300	Vitran Corporation, Inc. #	2,289,782
44,400	Waste Connections, Inc. #	1,342,656	Telecommunications Services (0.8%)
44,000	Woodward Governor Company	2,361,480	114,900	Premiere Global Services, Inc. #	1,495,998

	Total Industrials	43,549,079		Total Telecommunications

				Services	1,495,998

The accompanying Notes to Financial Statements are an integral part of this schedule.

79

Partner Small Cap Value Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (96.1%)	Value	Shares	Common Stock (96.1%)	Value

Utilities (4.8%)			38,300	UniSource Energy Corporation	$1,259,687
42,600	Black Hills Corporation	$1,693,350	37,500	Vectren Corporation	1,009,875

67,000	Cleco Corporation	1,641,500		Total Utilities	8,880,343

49,800	El Paso Electric Company #	1,223,088

16,500	Empire District Electric Company	369,105		Total Common Stock
49,800	Southwest Gas Corporation	1,683,738		(cost $144,139,475)	179,066,935

			Interest	Maturity
Shares	Short-Term Investments (3.6%)		Rate (+)	Date	Value

6,694,041	Thrivent Money Market Portfolio		5.050%	N/A	$6,694,041

	Total Short-Term Investments (at amortized cost)				6,694,041

	Total Investments (cost $150,833,516) 99.7%				$185,760,976

	Other Assets and Liabilities, Net 0.3%				507,154

	Total Net Assets 100.0%				$186,268,130

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$42,070,372
Gross unrealized depreciation	(7,142,912)

Net unrealized appreciation (depreciation)	$34,927,460
Cost for federal income tax purposes	$150,833,516

The accompanying Notes to Financial Statements are an integral part of this schedule.

80

Small Cap Stock Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (97.9%)	Value	Shares	Common Stock (97.9%)	Value

Consumer Discretionary (13.0%)			70,050	Reddy Ice Holdings, Inc.	$1,997,826
19,200	Aftermarket Technology		6,600	Universal Corporation	402,072

	Corporation #	$569,856		Total Consumer Staples	13,896,751

59,300	ArvinMeritor, Inc.	1,316,460
22,800	Children’s Place Retail		Energy (6.8%)
	Stores, Inc. #	1,177,392	99,200	Alpha Natural Resources, Inc. #	2,062,368
51,800	Coldwater Creek, Inc. #	1,203,314	36,100	Arena Resources, Inc. #	2,097,771
50,800	Crocs, Inc. #	2,185,924	29,200	Denbury Resources, Inc. #	1,095,000
20,400	Desarrolladora Homex ADR #	1,236,036	31,900	Dresser-Rand Group, Inc. #	1,260,050
62,000	Domino’s Pizza, Inc.	1,132,740	27,300	Frontier Oil Corporation	1,194,921
50,900	DreamWorks Animation		43,800	Global Industries, Ltd. #	1,174,716
	SKG, Inc. #	1,467,956	42,100	Horizon Offshore, Inc. #	808,320
86,800	GameStop Corporation #	3,393,880	94,200	Input/Output, Inc. #	1,470,462
110,600	Gentex Corporation	2,177,714	26,500	Lufkin Industries, Inc.	1,710,575
51,100	Hearst-Argyle Television, Inc.	1,231,510	46,800	Oil States International, Inc. #	1,934,712
18,100	Jack in the Box, Inc. #	1,284,014	37,700	Parallel Petroleum Corporation #	825,630
38,325	Joseph A. Bank Clothiers, Inc. #	1,589,338	38,600	Penn Virginia Corporation	1,551,720
28,600	Laureate Education, Inc. #	1,763,476	105,497	Petrohawk Energy Corporation #	1,673,182
44,300	Life Time Fitness, Inc. #	2,358,089	36,300	Petroleum Development
40,200	Men’s Wearhouse, Inc.	2,053,014		Corporation #	1,723,524
40,000	Meredith Corporation	2,464,000	45,654	Range Resources Corporation	1,707,916
8,800	Oxford Industries, Inc.	390,192	36,700	Southwestern Energy Company #	1,633,150
30,200	Pool Corporation	1,178,706	37,900	Superior Energy Services, Inc. #	1,512,968
103,600	Quiksilver, Inc. #	1,463,868	33,100	Tesco Corporation #	1,044,305
37,600	R.H. Donnelley Corporation #	2,849,328	22,500	Willbros Group, Inc. #	667,800

60,500	RARE Hospitality			Total Energy	27,149,090

	International, Inc. #	1,619,585
71,400	Scientific Games Corporation #	2,495,430	Financials (15.8%)
43,825	Shuffle Master, Inc. #	727,495	49,100	Acadia Realty Trust	1,274,145
76,700	Sonic Corporation #	1,696,604	33,350	Affiliated Managers Group, Inc. #	4,294,145
51,200	Steiner Leisure, Ltd. #	2,514,944	6,400	Alabama National
108,900	Texas Roadhouse, Inc. #	1,392,831		BanCorporation	395,776
30,800	Tractor Supply Company #	1,603,140	25,150	Argonaut Group, Inc.	784,932
19,100	Tween Brands, Inc. #	851,860	79,900	Assured Guaranty, Ltd.	2,361,844
95,100	WMS Industries, Inc. #	2,744,586	51,850	BioMed Realty Trust, Inc.	1,302,472
62,900	Wolverine World Wide, Inc.	1,742,959	26,018	BOK Financial Corporation	1,389,882

	Total Consumer		73,200	CastlePoint Holdings, Ltd.	1,075,308
	Discretionary	51,876,241	58,900	Center Financial Corporation	996,588

			54,500	Delphi Financial Group, Inc.	2,279,190
Consumer Staples (3.5%)			47,700	Digital Realty Trust, Inc.	1,797,336
121,200	Casey’s General Stores, Inc.	3,303,912	72,400	Dollar Financial Corporation #	2,063,400
31,600	Corn Products International, Inc.	1,436,220	47,500	Endurance Specialty
80,400	Elizabeth Arden, Inc. #	1,950,504		Holdings, Ltd.	1,901,900
52,200	Flowers Foods, Inc.	1,741,392	80,500	FelCor Lodging Trust, Inc.	2,095,415
56,000	Performance Food		66,500	First Cash Financial
	Group Company #	1,819,440		Services, Inc. #	1,558,760
23,300	Ralcorp Holdings, Inc. #	1,245,385	43,500	First Midwest Bancorp, Inc.	1,544,685

The accompanying Notes to Financial Statements are an integral part of this schedule.

81

Small Cap Stock Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (97.9%)	Value	Shares	Common Stock (97.9%)	Value

Financials — continued			15,600	Integra LifeSciences Holdings
52,500	First State Bancorporation	$1,117,725		Corporation #	$770,952
34,100	Glimcher Realty Trust	852,500	35,900	inVentiv Health, Inc. #	1,314,299
28,000	Greenhill & Company, Inc.	1,923,880	31,400	Kindred Healthcare, Inc. #	964,608
58,950	HCC Insurance Holdings, Inc.	1,969,520	57,900	K-V Pharmaceutical Company #	1,577,196
36,100	iShares Russell Microcap		36,900	Kyphon, Inc. #	1,776,735
	Index Fund	2,184,050	33,900	LCA-Vision, Inc.	1,602,114
17,758	Mercantile Bank Corporation	481,242	32,400	LHC Group, Inc. #	848,880
61,700	Nationwide Health		47,700	LifePoint Hospitals, Inc. #	1,845,036
	Properties, Inc.	1,678,240	62,000	Medarex, Inc. #	885,980
109,833	Nexity Financial Corporation #	1,129,083	61,400	NuVasive, Inc. #	1,658,414
57,400	Philadelphia Consolidated		66,900	Omnicell, Inc. #	1,390,182
	Holding Corporation #	2,399,320	24,800	Orthofix International NV #	1,115,256
80,200	Platinum Underwriters		46,200	Owens & Minor, Inc.	1,614,228
	Holdings, Ltd.	2,786,950	16,500	PDL BioPharma, Inc. #	384,450
34,400	Portfolio Recovery Associates, Inc.	2,064,688	36,600	Pediatrix Medical Group, Inc. #	2,018,490
24,100	Potlatch Corporation	1,037,505	31,200	Pharmaceutical Product
122,200	PowerShares Zacks			Development, Inc.	1,194,024
	Micro Cap Portfolio	2,304,692	58,500	PSS World Medical, Inc. #	1,065,870
51,800	ProAssurance Corporation #	2,883,706	13,000	Respironics, Inc. #	553,670
56,400	Security Capital Assurance Ltd.	1,741,068	39,000	STERIS Corporation	1,193,400
20,000	Senior Housing Property Trust	407,000	97,400	Sun Healthcare Group, Inc. #	1,411,326
3,100	SL Green Realty Corporation	384,059	34,400	Syneron Medical, Ltd. #	858,280
23,300	Stifel Financial Corporation #	1,372,137	92,500	Tercica, Inc. #	471,750
80,500	Strategic Hotel Capital, Inc.	1,810,445	47,000	Thoratec Corporation #	864,330
17,000	SVB Financial Group #	902,870	65,700	Trizetto Group, Inc. #	1,271,952
24,000	UCBH Holdings, Inc.	438,480	23,000	Universal Health Services, Inc.	1,414,500
31,900	United Community Banks, Inc.	825,891	32,700	Varian, Inc. #	1,792,941
53,200	Universal American Financial		65,600	VCA Antech, Inc. #	2,472,464
	Corporation #	1,132,096	21,400	Ventana Medical Systems, Inc. #	1,653,578
62,503	Washington Federal, Inc.	1,519,448	12,500	Wellcare Health Plans, Inc. #	1,131,375
17,600	Westamerica Bancorporation	778,624	41,700	West Pharmaceutical

	Total Financials	63,240,997		Services, Inc.	1,966,155

				Total Health Care	50,459,523

Health Care (12.6%)
31,500	Affymetrix, Inc. #	784,035	Industrials (18.4%)
43,300	BioMarin Pharmaceutical, Inc. #	776,802	53,700	Baldor Electric Company	2,646,336
9,500	Bio-Rad Laboratories, Inc. #	717,915	67,500	BE Aerospace, Inc. #	2,787,750
29,800	Cooper Companies, Inc.	1,588,936	78,900	CAI International, Inc. #	1,039,902
37,800	Cubist Pharmaceuticals, Inc. #	745,038	72,000	CLARCOR, Inc.	2,694,960
24,700	Cytyc Corporation #	1,064,817	30,400	Consolidated Graphics, Inc. #	2,106,112
22,800	Dade Behring Holdings, Inc.	1,211,136	79,700	Dayton Superior Corporation #	1,075,950
114,800	Dexcom, Inc. #*	940,212	32,100	Deluxe Corporation	1,303,581
24,000	Endo Pharmaceutical		64,700	DRS Technologies, Inc.	3,705,369
	Holdings, Inc. #	821,520	91,500	Euroseas, Ltd.	1,304,790
53,100	HealthExtras, Inc. #	1,570,698	25,800	Flowserve Corporation	1,847,280
20,900	Hologic, Inc. #	1,155,979	66,400	FTI Consulting, Inc. #	2,525,192

The accompanying Notes to Financial Statements are an integral part of this schedule.

82

Small Cap Stock Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (97.9%)	Value	Shares	Common Stock (97.9%)	Value

Industrials — continued			60,026	FLIR Systems, Inc. #	$2,776,202
18,300	Gardner Denver, Inc. #	$778,665	65,200	Foundry Networks, Inc. #	1,086,232
37,900	Genlyte Group, Inc. #	2,976,666	102,600	Informatica Corporation #	1,515,402
66,900	Hub Group, Inc. #	2,352,204	112,400	Insight Enterprises, Inc. #	2,536,868
30,900	Huron Consulting Group, Inc. #	2,256,009	74,000	Integrated Device
53,800	IDEX Corporation	2,073,452		Technology, Inc. #	1,129,980
63,500	Innerworkings, Inc. #	1,017,270	170,800	Ixia #	1,581,608
123,800	Interface, Inc.	2,334,868	101,700	J2 Global Communication, Inc. #	3,549,330
90,600	Interline Brands, Inc. #	2,362,848	92,600	Lawson Software, Inc. #	915,814
37,100	Jacobs Engineering Group, Inc. #	2,133,621	134,000	Micrel, Inc.	1,704,480
68,600	JB Hunt Transport Services, Inc.	2,011,352	160,700	MPS Group, Inc. #	2,148,559
38,700	Kaydon Corporation	2,017,044	85,000	Nanometrics, Inc. #	583,100
86,800	Kforce, Inc. #	1,387,064	98,100	Packeteer, Inc. #	766,161
61,000	Kirby Corporation #	2,341,790	105,700	Parametric Technology
41,500	Landstar System, Inc.	2,002,375		Corporation #	2,284,177
40,600	Manitowoc Company, Inc.	3,263,428	77,900	Photronics, Inc. #	1,159,152
63,000	Pall Corporation	2,897,370	35,200	Polycom, Inc. #	1,182,720
46,000	Roper Industries, Inc.	2,626,600	187,300	Powerwave Technologies, Inc. #	1,254,910
66,513	Standard Parking Corporation #	2,336,602	68,500	Progress Software Corporation #	2,177,615
74,900	Ultrapetrol Bahamas, Ltd. #	1,775,130	73,400	QLogic Corporation #	1,222,110
37,500	URS Corporation #	1,820,625	158,100	Sapient Corporation #	1,222,113
16,100	Washington Group		56,100	ScanSource, Inc. #	1,794,639
	International, Inc. #	1,288,161	92,600	Silicon Image, Inc. #	794,508
112,550	Waste Connections, Inc. #	3,403,512	18,400	SPSS, Inc. #	812,176
55,300	Watson Wyatt Worldwide, Inc.	2,791,544	40,000	Sybase, Inc. #	955,600

	Total Industrials	73,285,422	192,700	TIBCO Software, Inc. #	1,743,935

			120,600	Trimble Navigation, Ltd. #	3,883,320
Information Technology (18.0%)			69,500	Varian Semiconductor
41,300	ADTRAN, Inc.	1,072,561		Equipment Associates, Inc. #	2,784,170
48,394	Avnet, Inc. #	1,918,338	60,500	ViaSat, Inc. #	1,942,050
53,100	Avocent Corporation #	1,540,431	151,400	Wind River Systems, Inc. #	1,665,400
125,100	BEA Systems, Inc. #	1,712,619	46,900	Wright Express Corporation #	1,607,263
58,400	Benchmark Electronics, Inc. #	1,321,008	57,900	Zebra Technologies Corporation #	2,243,046

265,000	Brocade Communications #	2,072,300		Total Information
35,600	Business Objects SA ADR #	1,382,704		Technology	71,923,777

27,600	CACI International, Inc. #	1,348,260
154,000	CNET Networks, Inc. #	1,261,260	Materials (6.3%)
52,100	Cypress Semiconductor		50,100	Airgas, Inc.	2,399,790
	Corporation #	1,213,409	38,600	Albemarle Corporation	1,487,258
27,750	Diodes, Inc. #	1,159,118	75,200	AptarGroup, Inc.	2,674,112
173,100	ECI Telecom, Ltd. #	1,583,865	29,043	Century Aluminum Company #	1,586,619
37,900	Electronics for Imaging, Inc. #	1,069,538	68,700	Commercial Metals Company	2,319,999
49,500	Emulex Corporation #	1,081,080	32,000	Eagle Materials, Inc.	1,569,600
116,500	Entrust, Inc. #	472,990	23,000	Lubrizol Corporation	1,484,650
35,800	Fairchild Semiconductor		114,200	RPM International, Inc.	2,639,162
	International, Inc. #	691,656	20,200	RTI International Metals, Inc. #	1,522,474

The accompanying Notes to Financial Statements are an integral part of this schedule.

83

Small Cap Stock Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (97.9%)	Value	Shares	Common Stock (97.9%)	Value

Materials — continued			Utilities (2.6%)
50,900	Silgan Holdings, Inc.	$2,813,752	39,800	AGL Resources, Inc.	$1,611,104
71,000	Steel Dynamics, Inc.	2,975,610	56,400	Cleco Corporation	1,381,800
22,800	Texas Industries, Inc.	1,787,748	35,200	Piedmont Natural Gas

	Total Materials	25,260,774		Company, Inc.	867,680

			52,900	PNM Resources, Inc.	1,470,091
Telecommunications Services (0.9%)			39,100	UniSource Energy Corporation	1,285,999
127,750	Iowa Telecommunications		73,500	Vectren Corporation	1,979,355
	Services, Inc.	2,903,758	76,500	Westar Energy, Inc.	1,857,420

39,900	Time Warner Telecom, Inc. #	801,990		Total Utilities	10,453,449

	Total Telecommunications

	Services	3,705,748		Total Common Stock

				(cost $315,474,243)	391,251,772

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (<0.1%)		Rate (+)	Date	Value

117,802	Thrivent Financial Securities Lending Trust		5.360%	N/A	$117,802

		Total Collateral Held for Securities Loaned
		(cost $117,802)			117,802

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (1.4%)		Rate (+)	Date	Value

$900,000	Federal National Mortgage Association		5.090%	7/16/2007	$897,968
3,000,000	Old Line Funding Corporation		5.320	7/5/2007	2,997,783
1,665,478	Thrivent Money Market Portfolio		5.050	N/A	1,665,478

		Total Short-Term Investments (at amortized cost)			5,561,229

		Total Investments (cost $321,153,274) 99.3%			$396,930,803

		Other Assets and Liabilities, Net 0.7%			2,626,656

		Total Net Assets 100.0%			$399,557,460

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:
ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$81,720,091
Gross unrealized depreciation	(5,942,562)

Net unrealized appreciation (depreciation)	$75,777,529
Cost for federal income tax purposes	$321,153,274

The accompanying Notes to Financial Statements are an integral part of this schedule.

84

Small Cap Index Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (96.5%)	Value	Shares	Common Stock (96.5%)	Value

Consumer Discretionary (14.9%)			19,300	JAKKS Pacific, Inc. #	$543,102
9,200	4Kids Entertainment, Inc. #	$138,000	16,830	Jo-Ann Stores, Inc. #	478,477
33,575	Aaron Rents, Inc.	980,390	12,375	Joseph A. Bank Clothiers, Inc. #	513,191
20,600	Arbitron, Inc.	1,061,518	34,000	K2, Inc. #	516,460
8,400	Arctic Cat, Inc.	166,320	17,800	Kellwood Company	500,536
10,200	Ashworth, Inc. #	71,400	11,300	Keystone Automotive
12,800	Audiovox Corporation #	166,016		Industries, Inc. #	467,481
8,300	Bassett Furniture Industries, Inc.	113,295	18,200	K-Swiss, Inc.	515,606
15,600	Big 5 Sporting Goods Corporation	397,800	11,700	Landry’s Restaurants, Inc.	354,042
9,400	Blue Nile, Inc. #	567,760	35,500	La-Z-Boy, Inc.	406,830
18,100	Bright Horizons Family		9,900	Libbey, Inc.	213,543
	Solutions, Inc. #	704,271	11,100	Lithia Motors, Inc.	281,274
30,425	Brown Shoe Company, Inc.	739,936	45,200	Live Nation, Inc. #	1,011,576
20,200	Building Materials Holding		31,300	LKQ Corporation #	771,858
	Corporation	286,638	8,400	M/I Homes, Inc.	223,440
20,100	California Pizza Kitchen, Inc. #	431,748	14,900	Marcus Corporation	354,024
21,800	Cato Corporation	478,292	12,800	MarineMax, Inc. #	256,256
22,325	CEC Entertainment, Inc. #	785,840	36,500	Men’s Wearhouse, Inc.	1,864,055
52,900	Champion Enterprises, Inc. #	520,007	15,100	Meritage Homes Corporation #	403,925
17,400	Charlotte Russe Holding, Inc. #	467,538	8,000	Midas, Inc. #	181,360
16,100	Children’s Place Retail		18,500	Monaco Coach Corporation	265,475
	Stores, Inc. #	831,404	7,400	Monarch Casino & Resort, Inc. #	198,690
24,925	Christopher & Banks Corporation	427,464	14,100	Movado Group, Inc.	475,734
45,200	CKE Restaurants, Inc.	907,164	19,100	Multimedia Games, Inc. #	243,716
11,000	Coachmen Industries, Inc.	106,260	3,400	National Presto Industries, Inc.	211,956
19,100	Coinstar, Inc. #	601,268	21,800	Nautilus Group, Inc.	262,472
15,400	Cost Plus, Inc. #	130,592	16,400	O’Charley’s, Inc.	330,624
3,600	CPI Corporation	250,200	10,600	Oxford Industries, Inc.	470,004
46,200	Crocs, Inc. #	1,987,986	17,700	P.F. Chang’s China Bistro, Inc. #	623,040
7,600	Deckers Outdoor Corporation #	766,840	21,900	Panera Bread Company #	1,008,714
31,900	Dress Barn, Inc. #	654,588	15,500	Papa John’s International, Inc. #	445,780
13,000	Drew Industries, Inc. #	430,820	9,400	Peet’s Coffee & Tea, Inc. #	231,522
21,550	Ethan Allen Interiors, Inc.	738,088	37,500	Pep Boys — Manny, Moe & Jack	756,000
28,800	Finish Line, Inc.	262,368	16,800	PetMed Express, Inc. #	215,712
44,200	Fleetwood Enterprises, Inc. #	400,010	41,200	Pinnacle Entertainment, Inc. #	1,159,780
31,137	Fossil, Inc. #	918,230	24,600	Polaris Industries, Inc.	1,332,336
27,650	Fred’s, Inc.	369,957	33,912	Pool Corporation	1,323,585
15,500	Genesco, Inc. #	810,805	6,000	Pre-Paid Legal Services, Inc. #	385,860
16,700	Group 1 Automotive, Inc.	673,678	84,300	Quiksilver, Inc. #	1,191,159
20,300	Guitar Center, Inc. #	1,214,143	53,000	Radio One, Inc. #	374,180
21,600	Gymboree Corporation #	851,256	21,250	RARE Hospitality
15,800	Haverty Furniture Companies, Inc.	184,386		International, Inc. #	568,862
21,850	Hibbett Sports, Inc. #	598,253	14,600	RC2 Corporation #	584,146
30,475	Hot Topic, Inc. #	331,263	11,500	Red Robin Gourmet Burgers, Inc. #	464,255
38,800	Iconix Brand Group, Inc. #	862,136	8,100	Russ Berrie and Company, Inc. #	150,903
10,600	IHOP Corporation	576,958	12,000	Ruth’s Chris Steak House, Inc. #	203,880
21,500	Jack in the Box, Inc. #	1,525,210	34,450	Select Comfort Corporation #	558,779

The accompanying Notes to Financial Statements are an integral part of this schedule.

85

Small Cap Index Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (96.5%)	Value	Shares	Common Stock (96.5%)	Value

Consumer Discretionary — continued			9,300	Nash Finch Company	$460,350
24,225	Shuffle Master, Inc. #	$402,135	24,300	Performance Food
18,800	Skechers USA, Inc. #	548,960		Group Company #	789,507
4,800	Skyline Corporation	144,048	38,500	Playtex Products, Inc. #	570,185
21,000	Sonic Automotive, Inc.	608,370	18,600	Ralcorp Holdings, Inc. #	994,170
47,952	Sonic Corporation #	1,060,698	11,000	Sanderson Farms, Inc.	495,220
29,700	Stage Stores, Inc.	622,512	14,900	Spartan Stores, Inc.	490,359
12,600	Stamps.com, Inc. #	173,628	26,800	Spectrum Brands, Inc. #	181,436
8,400	Standard Motor Products, Inc.	126,252	21,500	TreeHouse Foods, Inc. #	572,115
44,700	Standard Pacific Corporation	783,591	29,500	United Natural Foods, Inc. #	784,110
19,717	Steak n Shake Company #	329,077	6,000	USANA Health Sciences, Inc. #	268,440
18,700	Stein Mart, Inc.	229,262	12,170	WD-40 Company	400,028

25,200	Stride Rite Corporation	510,552		Total Consumer Staples	15,772,896

12,700	Sturm, Ruger & Company, Inc. #	197,104
15,800	Superior Industries		Energy (6.0%)
	International, Inc.	343,808	18,800	Atwood Oceanics, Inc. #	1,290,056
36,700	Texas Roadhouse, Inc. #	469,393	16,300	Bristow Group, Inc. #	807,665
23,500	Tractor Supply Company #	1,223,175	66,800	Cabot Oil & Gas Corporation ‡	2,463,584
44,600	Triarc Companies, Inc.	700,220	14,100	Carbo Ceramics, Inc.	617,721
20,700	Tuesday Morning Corporation	255,852	16,800	Dril-Quip, Inc. #	755,160
22,000	Tween Brands, Inc. #	981,200	62,914	Helix Energy Solutions
9,900	UniFirst Corporation	436,095		Group, Inc. #	2,510,898
16,000	Universal Technical		16,000	Hornbeck Offshore Services, Inc. #	620,160
	Institute, Inc. #	406,240	48,600	Input/Output, Inc. #	758,646
6,700	Vertrue, Inc. #	326,826	10,400	Lufkin Industries, Inc.	671,320
10,000	Volcom, Inc. #	501,300	55,900	Massey Energy Company	1,489,735
21,700	Winnebago Industries, Inc.	640,584	16,700	Matrix Service Company #	414,995
24,800	WMS Industries, Inc. #	715,728	38,200	Oceaneering International, Inc. #	2,010,848
38,300	Wolverine World Wide, Inc.	1,061,293	26,000	Penn Virginia Corporation	1,045,200
33,800	Zale Corporation #	804,778	10,100	Petroleum Development

	Total Consumer			Corporation #	479,548
	Discretionary	63,984,977	14,450	SEACOR Holdings, Inc. #	1,349,052

			43,200	St. Mary Land &
Consumer Staples (3.7%)				Exploration Company	1,581,984
60,600	Alliance One International, Inc. #	609,030	19,300	Stone Energy Corporation #	661,218
34,900	Casey’s General Stores, Inc. ‡	951,374	20,300	Swift Energy Company #	868,028
49,300	Central Garden & Pet Company #	578,289	50,050	TETRA Technologies, Inc. #	1,411,410
13,000	Chattem, Inc. #	823,940	32,000	Unit Corporation #	2,013,120
51,300	Corn Products International, Inc.	2,331,585	20,900	W-H Energy Services, Inc. #	1,293,919
35,750	Flowers Foods, Inc.	1,192,620	19,600	World Fuel Services Corporation	824,376

13,500	Great Atlantic & Pacific Tea			Total Energy	25,938,643

	Company, Inc. #	452,790
27,300	Hain Celestial Group, Inc. #	740,922	Financials (15.2%)
9,600	J & J Snack Foods Corporation	362,304	22,300	Acadia Realty Trust ‡	578,685
21,400	Lance, Inc.	504,184	11,800	Alabama National BanCorporation	729,712
19,900	Longs Drug Stores Corporation	1,045,148	12,400	Anchor BanCorp Wisconsin, Inc.	324,756
11,000	Mannatech, Inc.	174,790	38,200	Bank Mutual Corporation	440,446

The accompanying Notes to Financial Statements are an integral part of this schedule.

86

Small Cap Index Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (96.5%)	Value	Shares	Common Stock (96.5%)	Value

Financials — continued			20,000	Kite Realty Group Trust	$380,400
31,000	BankAtlantic Bancorp, Inc.	$266,910	36,800	LaBranche & Company, Inc. #	271,584
22,100	BankUnited Financial Corporation	443,547	11,700	LandAmerica Financial
25,600	Boston Private Financial			Group, Inc.	1,128,933
	Holdings, Inc.	687,872	45,700	Lexington Corporate
42,500	Brookline Bancorp, Inc.	489,175		Properties Trust	950,560
19,700	Cascade Bancorp	455,858	14,500	LTC Properties, Inc.	329,875
20,500	Cash America International, Inc.	812,825	19,400	MAF Bancorp, Inc.	1,052,644
21,200	Central Pacific Financial		33,800	Medical Properties Trust, Inc.	447,174
	Corporation	699,812	17,500	Mid-America Apartment
30,818	Chittenden Corporation	1,077,089		Communities, Inc.	918,400
32,000	Colonial Properties Trust	1,166,400	14,600	Nara Bancorp, Inc.	232,578
20,800	Community Bank System, Inc.	416,416	46,100	National Retail Properties, Inc.	1,007,746
22,800	Corus Bankshares, Inc.	393,528	11,100	Parkway Properties, Inc.	533,133
29,965	Delphi Financial Group, Inc.	1,253,136	39,600	Philadelphia Consolidated
18,675	Dime Community Bancshares	246,323		Holding Corporation #	1,655,280
13,465	Downey Financial Corporation	888,421	12,700	Piper Jaffray Companies #	707,771
42,000	East West Bancorp, Inc.	1,632,960	11,000	Portfolio Recovery Associates, Inc.	660,220
16,500	EastGroup Properties, Inc.	723,030	15,000	Presidential Life Corporation	294,900
18,300	Entertainment Properties Trust	984,174	12,900	PrivateBancorp, Inc.	371,520
17,800	Essex Property Trust, Inc.	2,070,140	23,000	ProAssurance Corporation #	1,280,410
17,850	Financial Federal Corporation	532,287	23,900	Prosperity Bancshares, Inc.	782,964
57,400	First BanCorp	630,826	22,364	Provident Bankshares Corporation	733,092
19,400	First Cash Financial		11,200	PS Business Parks, Inc.	709,744
	Services, Inc. #	454,736	18,700	Rewards Network, Inc. #	76,109
43,400	First Commonwealth		13,800	RLI Corporation	772,110
	Financial Corporation *	473,928	10,000	Safety Insurance Group, Inc.	414,000
22,100	First Financial Bancorp	331,279	7,100	SCPIE Holdings, Inc. #	177,500
9,000	First Indiana Corporation	199,080	39,500	Selective Insurance Group, Inc.	1,061,760
34,312	First Midwest Bancorp, Inc.	1,218,419	51,400	Senior Housing Property Trust	1,045,990
21,300	First Republic Bank	1,142,958	20,500	Signature Bank #	699,050
11,500	FirstFed Financial Corporation #	652,395	51,100	South Financial Group, Inc.	1,156,904
26,800	Flagstar Bancorp, Inc.	322,940	14,300	Sovran Self Storage, Inc.	688,688
16,400	Franklin Bank Corporation #	244,360	12,900	Sterling Bancorp	206,787
46,700	Fremont General Corporation	502,492	51,400	Sterling Bancshares, Inc.	581,334
27,100	Frontier Financial Corporation	610,563	35,115	Sterling Financial Corporation	1,016,228
36,400	Glacier Bancorp, Inc.	740,740	12,700	Stewart Information
28,200	Hanmi Financial Corporation	481,092		Services Corporation	505,841
25,100	Hilb, Rogal and Hobbs Company	1,075,786	36,100	Susquehanna Bancshares, Inc.	807,557
13,865	Independent Bank Corporation	238,617	17,027	SWS Group, Inc.	368,113
13,300	Infinity Property &		21,700	Tanger Factory Outlet Centers, Inc.	812,665
	Casualty Corporation	674,709	17,500	Tradestation Group, Inc. #	203,875
45,100	Inland Real Estate Corporation	765,798	8,500	Triad Guaranty, Inc. #	339,405
30,500	Investment Technology		51,882	TrustCo Bank Corporation NY	512,594
	Group, Inc. #	1,321,565	68,800	UCBH Holdings, Inc.	1,256,976
12,900	Irwin Financial Corporation	193,113	43,600	Umpqua Holdings Corporation	1,025,036
22,600	Kilroy Realty Corporation	1,600,984	25,000	United Bankshares, Inc.	795,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

87

Small Cap Index Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (96.5%)	Value	Shares	Common Stock (96.5%)	Value

Financials — continued			47,200	Hooper Holmes, Inc. #	$158,120
28,300	United Community Banks, Inc.	$732,687	9,900	ICU Medical, Inc. #	425,106
14,500	United Fire & Casual Company	513,010	21,300	IDEXX Laboratories, Inc. #	2,015,619
46,600	Whitney Holding Corporation ‡	1,402,660	47,475	Immucor, Inc. #	1,327,876
10,800	Wilshire Bancorp, Inc.	131,544	13,400	Integra LifeSciences Holdings
16,700	Wintrust Financial Corporation	732,295		Corporation #	662,228
12,112	World Acceptance Corporation #	517,546	22,100	Invacare Corporation	405,093
25,600	Zenith National Insurance		20,800	inVentiv Health, Inc. #	761,488
	Corporation	1,205,504	8,500	Kendle International, Inc. #	312,545

	Total Financials	65,397,578	8,200	Kensey Nash Corporation #	219,842

			13,650	LCA-Vision, Inc.	645,099
Health Care (11.4%)			22,200	Martek Biosciences Corporation #	576,534
33,600	Allscripts Healthcare		14,800	Matria Healthcare, Inc. #	448,144
	Solutions, Inc. #	856,128	27,300	Mentor Corporation	1,110,564
23,300	Alpharma, Inc.	606,033	22,400	Meridian Bioscience, Inc.	485,184
17,833	Amedisys, Inc. #	647,885	18,800	Merit Medical Systems, Inc. #	224,848
49,600	American Medical Systems		55,000	MGI Pharma, Inc. #	1,230,350
	Holdings, Inc. #	894,784	17,000	Noven Pharmaceuticals, Inc. #	398,650
36,100	AMERIGROUP Corporation #	859,180	23,300	Odyssey Healthcare, Inc. #	276,338
23,900	AMN Healthcare Services, Inc. #	525,800	18,400	Option Care, Inc.	283,360
20,550	AmSurg Corporation #	496,077	12,100	Osteotech, Inc. #	87,120
9,700	Analogic Corporation	713,047	27,900	Owens & Minor, Inc.	974,826
19,500	ArQule, Inc. #	137,475	12,500	Palomar Medical
18,900	ArthroCare Corporation #	829,899		Technologies, Inc. #	433,875
16,400	BioLase Technology, Inc. #	99,548	18,800	PAREXEL International
11,400	Bradley Pharmaceuticals, Inc. #	247,494		Corporation #	790,728
19,700	Cambrex Corporation	261,419	33,400	Pediatrix Medical Group, Inc. #‡	1,842,010
30,000	Centene Corporation #	642,600	12,800	Pharmnet Development Group #	408,064
17,400	Chemed Corporation	1,153,446	15,500	PolyMedica Corporation	633,175
19,450	CONMED Corporation #	569,496	12,000	Possis Medical, Inc. #	130,560
30,700	Cooper Companies, Inc.	1,636,924	46,500	PSS World Medical, Inc. #	847,230
15,100	Cross Country Healthcare, Inc. #	251,868	45,400	Regeneron Pharmaceuticals, Inc. #	813,568
15,550	CryoLife, Inc. #	202,306	12,100	RehabCare Group, Inc. #	172,304
15,200	Cyberonics, Inc. #	255,664	13,900	Res-Care, Inc. #	293,846
8,900	Datascope Corporation	340,692	50,700	Respironics, Inc. #	2,159,313
16,800	Digene Corporation #	1,008,840	32,400	Savient Pharmaceuticals, Inc. #	402,408
13,200	Dionex Corporation #	937,068	20,400	Sciele Pharma, Inc. #	480,624
16,200	DJO, Inc. #	668,574	38,500	Sierra Health Services, Inc. #	1,600,830
21,397	Enzo Biochem, Inc. #	319,885	30,900	Sunrise Senior Living, Inc. #	1,235,691
13,600	Genesis Healthcare Corporation #	930,512	10,500	SurModics, Inc. #	525,000
19,000	Gentiva Health Services, Inc. #	381,140	24,300	Symmetry Medical, Inc. #	389,043
15,300	Greatbatch Technologies, Inc. #	495,720	23,000	Theragenics Corporation #	95,910
18,300	Haemonetics Corporation #	962,763	48,100	ViroPharma, Inc. #	663,780
20,600	HealthExtras, Inc. #	609,348	5,500	Vital Signs, Inc.	305,525

24,100	Healthways, Inc. #	1,141,617		Total Health Care	48,987,651

37,100	Hologic, Inc. #	2,052,001

The accompanying Notes to Financial Statements are an integral part of this schedule.

88

Small Cap Index Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (96.5%)	Value	Shares	Common Stock (96.5%)	Value

Industrials (18.5%)			27,100	Hub Group, Inc. #	$952,836
15,700	A.O. Smith Corporation	$626,273	55,900	IDEX Corporation	2,154,386
14,200	A.S.V., Inc. #	245,376	18,900	Insituform Technologies, Inc. #	412,209
25,700	AAR Corporation #	848,357	36,700	Interface, Inc.	692,162
30,500	ABM Industries, Inc. ‡	787,205	16,700	Kaman Corporation	520,873
29,900	Acuity Brands, Inc. ‡	1,802,372	52,900	Kansas City Southern, Inc. #	1,985,866
16,700	Administaff, Inc. ‡	559,283	19,500	Kaydon Corporation	1,016,340
20,200	Albany International Corporation	816,888	36,700	Kirby Corporation #	1,408,913
6,700	Angelica Corporation	141,236	39,950	Knight Transportation, Inc.	774,231
19,600	Apogee Enterprises, Inc.	545,272	32,000	Labor Ready, Inc. #	739,520
25,450	Applied Industrial		38,300	Landstar System, Inc.	1,847,975
	Technologies, Inc.	750,775	3,000	Lawson Products, Inc.	116,100
8,500	Applied Signal Technology, Inc.	132,685	39,936	Lennox International, Inc.	1,367,009
17,200	Arkansas Best Corporation	670,284	8,050	Lindsay Manufacturing Company	356,534
20,800	Armor Holdings, Inc. #‡	1,806,896	11,400	Lydall, Inc. #	166,554
13,100	Astec Industries, Inc. #	553,082	20,600	MagneTek, Inc. #	106,090
28,500	Baldor Electric Company	1,404,480	42,900	Manitowoc Company, Inc.	3,448,301
27,700	Barnes Group, Inc.	877,536	21,700	Mesa Air Group, Inc. #	143,437
29,925	Belden, Inc.	1,656,349	24,700	Mobile Mini, Inc. #	721,240
19,000	Bowne & Company, Inc.	370,690	29,250	Moog, Inc. #	1,290,218
37,200	Brady Corporation ‡	1,381,608	25,500	Mueller Industries, Inc.	878,220
34,100	Briggs & Stratton Corporation	1,076,196	13,900	NCI Building Systems, Inc. #	685,687
17,700	C&D Technologies, Inc. #	99,120	19,250	Old Dominion Freight Line #	580,388
6,900	Cascade Corporation	541,236	24,300	On Assignment, Inc. #	260,496
9,000	CDI Corporation	289,800	22,000	Regal-Beloit Corporation	1,023,880
18,750	Ceradyne, Inc. #	1,386,750	11,700	Robbins & Myers, Inc.	621,621
35,300	CLARCOR, Inc.	1,321,279	13,000	School Specialty, Inc. #	460,720
8,200	Consolidated Graphics, Inc. #	568,096	55,700	Shaw Group, Inc. #	2,578,353
10,700	Cubic Corporation	322,926	25,300	Simpson Manufacturing
30,500	Curtiss-Wright Corporation	1,421,605		Company, Inc.	853,622
11,400	EDO Corporation	374,718	44,400	SkyWest, Inc.	1,058,052
21,900	EGL, Inc. #	1,017,912	38,800	Spherion Corporation #	364,332
21,900	EMCOR Group, Inc. #	1,596,510	8,600	Standard Register Company	98,040
14,700	EnPro Industries, Inc. #	629,013	8,700	Standex International Corporation	247,428
17,700	Esterline Technologies		24,100	Teledyne Technologies, Inc. #	1,107,395
	Corporation #	855,087	40,006	Tetra Tech, Inc. #	862,129
20,900	Forward Air Corporation	712,481	27,800	Toro Company	1,637,142
25,400	Frontier Airlines Holdings, Inc. #	142,240	19,600	Tredegar Corporation	417,480
14,900	G & K Services, Inc.	588,699	11,400	Triumph Group, Inc.	746,358
36,400	Gardner Denver, Inc. #	1,548,820	19,200	United Stationers, Inc. #	1,279,488
38,700	GenCorp, Inc. #	505,809	13,100	Universal Forest Products, Inc.	553,606
20,500	Gibraltar Industries, Inc.	454,075	36,500	URS Corporation #	1,772,075
18,030	Griffon Corporation #	392,693	11,900	Valmont Industries, Inc.	865,844
19,150	Healthcare Services Group, Inc.	564,925	14,700	Viad Corporation	619,899
40,548	Heartland Express, Inc.	660,932	13,500	Vicor Corporation	178,605
12,400	Heidrick & Struggles		9,100	Volt Information Sciences, Inc. #	167,804
	International, Inc. #	635,376	21,100	Wabash National Corporation	308,693

The accompanying Notes to Financial Statements are an integral part of this schedule.

89

Small Cap Index Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (96.5%)	Value	Shares	Common Stock (96.5%)	Value

Industrials — continued			24,800	CTS Corporation	$313,968
47,300	Waste Connections, Inc. #	$1,430,352	24,800	Cymer, Inc. #	996,960
16,950	Watsco, Inc.	922,080	22,000	Daktronics, Inc.	472,560
29,400	Watson Wyatt Worldwide, Inc.	1,484,112	17,400	Digi International, Inc. #	256,476
20,500	Watts Water Technologies, Inc.	768,135	13,900	Diodes, Inc. #	580,603
20,300	Woodward Governor Company	1,089,501	22,800	Ditech Networks, Inc. #	186,732

	Total Industrials	79,825,276	19,600	DSP Group, Inc. #	401,212

			32,500	eFunds Corporation #	1,146,925
Information Technology (16.6%)			20,200	Electro Scientific
18,100	Actel Corporation #	251,771		Industries, Inc. #	420,160
82,000	Adaptec, Inc. #	312,420	40,000	Epicor Software Corporation #	594,800
24,600	Advanced Energy Industries, Inc. #	557,436	15,000	EPIQ Systems, Inc. #	242,400
51,350	Aeroflex, Inc. #	727,630	25,200	Exar Corporation #‡	337,680
21,200	Agilysys, Inc.	477,000	25,950	FactSet Research Systems, Inc.	1,773,682
44,600	AMIS Holdings, Inc. #	558,392	17,900	FEI Company #	581,034
21,700	Anixter International, Inc. #	1,632,057	45,700	FLIR Systems, Inc. #	2,113,625
12,000	Ansoft Corporation #	353,880	16,000	Gerber Scientific, Inc. #	185,920
53,400	ANSYS, Inc. #‡	1,415,100	16,800	Gevity HR, Inc.	324,744
75,100	Arris Group, Inc. #	1,321,009	54,500	Harmonic, Inc. #	483,415
23,700	ATMI, Inc. #	711,000	18,000	Hutchinson Technology, Inc. #	338,580
18,900	Authorize.Net Holdings, Inc. #	338,121	60,200	Informatica Corporation #	889,154
28,413	Avid Technology, Inc. #	1,004,400	22,700	InfoSpace, Inc.	526,867
70,000	Axcelis Technologies, Inc. #	454,300	33,375	Insight Enterprises, Inc. #	753,274
7,900	Bankrate, Inc. #	378,568	15,000	Inter-Tel, Inc.	358,950
8,200	Bel Fuse, Inc.	279,046	14,700	Intevac, Inc. #	312,522
21,100	Bell Microproducts, Inc. #	137,572	20,600	Itron, Inc. #	1,605,564
50,050	Benchmark Electronics, Inc. #	1,132,131	34,000	J2 Global Communication, Inc. #	1,186,600
12,000	Black Box Corporation	496,560	20,400	JDA Software Group, Inc. #	400,452
30,600	Blackbaud, Inc.	675,648	9,900	Keithley Instruments, Inc.	124,245
10,200	Blue Coat Systems, Inc. #	505,104	21,200	Komag, Inc. #	676,068
35,000	Brightpoint, Inc. #	482,650	47,000	Kopin Corporation #	183,300
52,207	Brooks Automation, Inc. #	947,557	39,600	Kulicke and Soffa
16,400	Cabot Microelectronics			Industries, Inc. #	414,612
	Corporation #	582,036	15,500	Littelfuse, Inc. #	523,435
21,300	CACI International, Inc. #	1,040,505	13,000	LoJack Corporation #	289,770
19,000	Captaris, Inc. #	97,280	18,500	Manhattan Associates, Inc. #	516,335
7,000	Catapult Communications		12,700	ManTech International
	Corporation #	69,440		Corporation #	391,541
34,100	C-COR, Inc. #	479,446	15,000	MAXIMUS, Inc.	650,700
27,100	Checkpoint Systems, Inc. #	684,275	15,500	Mercury Computer Systems, Inc. #	189,100
37,200	CIBER, Inc. #	304,296	25,700	Methode Electronics, Inc.	402,205
30,600	Cognex Corporation	688,806	28,000	MICROS Systems, Inc. #	1,523,200
21,600	Coherent, Inc. #	659,016	52,500	Microsemi Corporation #	1,257,375
15,800	Cohu, Inc.	351,550	20,200	MIVA, Inc. #	131,300
16,000	Comtech Telecommunications		25,600	MKS Instruments, Inc. #	709,120
	Corporation #	742,720	12,500	MTS Systems Corporation	558,375
20,000	Concur Technologies, Inc. #	457,000	31,900	Napster, Inc. #	108,460

The accompanying Notes to Financial Statements are an integral part of this schedule.

90

Small Cap Index Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (96.5%)	Value	Shares	Common Stock (96.5%)	Value

Information Technology — continued			21,400	Veeco Instruments, Inc. #	$443,836
13,700	Neoware Systems, Inc. #	$185,498	17,600	ViaSat, Inc. #	564,960
23,800	NETGEAR, Inc. #	862,750	31,000	Websense, Inc. #	658,750
17,500	Network Equipment		20,000	X-Rite, Inc.	295,400

	Technologies, Inc. #	166,950		Total Information
26,800	Newport Corporation #	414,864		Technology	71,440,790

20,900	Novatel Wireless, Inc. #	543,818
13,950	Park Electrochemical Corporation	393,111	Materials (5.2%)
15,600	PC TEL, Inc. #	136,500	16,900	A. Schulman, Inc.	411,177
18,000	Pericom Semiconductor		10,900	A.M. Castle & Company	391,419
	Corporation #	200,880	15,100	AMCOL International
17,900	Phoenix Technologies, Ltd. #	150,897		Corporation	412,381
11,600	Photon Dynamics, Inc. #	126,440	47,900	AptarGroup, Inc. ‡	1,703,324
28,900	Photronics, Inc. #	430,032	16,800	Arch Chemicals, Inc.	590,352
12,100	Planar Systems, Inc. #	90,629	13,900	Brush Engineered Materials, Inc. #	583,661
31,900	Plexus Corporation #	733,381	26,200	Buckeye Technologies, Inc. #	405,314
28,200	Progress Software Corporation #	896,478	20,200	Caraustar Industries, Inc. #	106,050
11,800	Quality Systems, Inc.	448,046	19,500	Century Aluminum Company #	1,065,285
18,000	Radiant Systems, Inc. #	238,320	32,200	Chaparral Steel Company	2,314,214
15,200	RadiSys Corporation #	188,480	13,900	Chesapeake Corporation	174,723
12,100	Rogers Corporation #	447,700	28,200	Cleveland-Cliffs, Inc.	2,190,294
17,300	Rudolph Technologies, Inc. #	287,353	7,200	Deltic Timber Corporation	394,704
17,800	ScanSource, Inc. #	569,422	23,700	Georgia Gulf Corporation	429,207
46,300	Secure Computing Corporation #	351,417	41,800	H.B. Fuller Company	1,249,402
8,900	SI International, Inc. #	293,878	29,200	Headwaters, Inc. #	504,284
112,500	Skyworks Solutions, Inc. #	826,875	8,900	Material Sciences Corporation #	104,931
18,000	Sonic Solutions, Inc. #	226,980	18,663	Myers Industries, Inc.	412,639
12,600	SPSS, Inc. #	556,164	10,300	Neenah Paper, Inc.	424,978
15,500	Standard Microsystems		20,500	OM Group, Inc. #	1,084,860
	Corporation #	532,270	29,000	OMNOVA Solutions, Inc. #	175,450
8,000	StarTek, Inc.	86,320	6,300	Penford Corporation	171,927
7,000	Stratasys, Inc. #	328,860	64,100	PolyOne Corporation #	460,879
9,600	Supertex, Inc. #	300,864	11,400	Pope & Talbot, Inc. #	45,258
20,400	Sykes Enterprises, Inc. #	387,396	7,100	Quaker Chemical Corporation	167,560
31,950	Symmetricom, Inc. #	268,380	25,575	Quanex Corporation	1,245,502
17,900	Synaptics, Inc. #	640,641	24,000	Rock-Tenn Company	761,280
50,350	Take-Two Interactive		15,900	RTI International Metals, Inc. #	1,198,383
	Software, Inc. #	1,005,490	18,200	Ryerson, Inc.	685,230
28,100	Technitrol, Inc.	805,627	10,900	Schweitzer-Mauduit
45,237	THQ, Inc. #	1,380,633		International, Inc.	337,900
9,300	Tollgrade Communications, Inc. #	98,115	18,800	Texas Industries, Inc.	1,474,108
82,300	Trimble Navigation, Ltd. #	2,650,060	28,500	Tronox, Inc.	400,425
26,400	TTM Technologies, Inc. #	343,200	30,800	Wausau-Mosinee
16,100	Ultratech, Inc. #	214,613		Paper Corporation	412,720

46,000	United Online, Inc.	758,540		Total Materials	22,489,821

54,175	Varian Semiconductor Equipment
	Associates, Inc. #	2,170,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

91

Small Cap Index Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (96.5%)	Value	Shares	Common Stock (96.5%)	Value

Telecommunications Services (0.2%)			49,500	Energen Corporation	$2,719,530
14,000	CT Communications, Inc.	$427,140	15,000	Laclede Group, Inc.	478,200
31,000	General Communication, Inc. #	397,110	19,400	New Jersey Resources Corporation	989,788

	Total Telecommunications		18,700	Northwest Natural Gas Company	863,753
	Services	824,250	51,000	Piedmont Natural Gas

				Company, Inc.	1,257,150
Utilities (4.8%)			20,400	South Jersey Industries, Inc.	721,752
21,133	ALLETE, Inc.	994,308	74,432	Southern Union Company	2,425,739
11,750	American States Water Company	417,948	29,200	Southwest Gas Corporation	987,252
61,200	Atmos Energy Corporation	1,839,672	73,300	UGI Corporation	1,999,624
36,400	Avista Corporation	784,420	17,366	UIL Holdings Corporation	574,815
8,100	Cascade Natural Gas Corporation	213,921	24,300	UniSource Energy Corporation	799,227

7,100	Central Vermont Public			Total Utilities	20,508,132

	Service Corporation	267,528

9,500	CH Energy Group, Inc.	427,215		Total Common Stock
39,700	Cleco Corporation	972,650		(cost $261,856,497)	415,170,014

31,500	El Paso Electric Company #	773,640

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (<0.1%)		Rate (+)	Date	Value

179,231	Thrivent Financial Securities Lending Trust		5.360%	N/A	$179,231

	Total Collateral Held for Securities Loaned
	(cost $179,231)				179,231

The accompanying Notes to Financial Statements are an integral part of this schedule.

92

Small Cap Index Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.6%)	Rate (+)	Date	Value

$650,000	Federal National Mortgage Association	5.090%	7/16/2007	$648,532
14,903,246	Thrivent Money Market Portfolio	5.050	N/A	14,903,246

	Total Short-Term Investments (at amortized cost)			15,551,778

	Total Investments (cost $277,587,506) 100.1%			$430,901,023

	Other Assets and Liabilities, Net (0.1%)			(284,025)

	Total Net Assets 100.0%			$430,616,998

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

Russell 2000 Futures	36	September 2007	$15,439,480	$15,157,800	($281,680)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At June 29, 2007, $648,532 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $16,864,981 of investments were earmarked as collateral to cover open financial futures contracts.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$176,481,575
Gross unrealized depreciation	(23,168,058)

Net unrealized appreciation (depreciation)	$153,313,517
Cost for federal income tax purposes	$277,587,506

The accompanying Notes to Financial Statements are an integral part of this schedule.

93

Mid Cap Growth Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Consumer Discretionary (15.2%)			Energy (6.0%)
34,400	Abercrombie & Fitch Company	$2,510,512	15,700	Baker Hughes, Inc.	$1,320,841
48,900	Cheesecake Factory, Inc. #	1,199,028	95,000	Cameron International
59,800	Chipotle Mexican Grill, Inc. #	5,099,744		Corporation #	6,789,650
201,300	Circuit City Stores, Inc.	3,035,604	53,000	Devon Energy Corporation	4,149,370
55,100	Clear Channel Outdoor		68,000	Diamond Offshore Drilling, Inc.	6,906,080
	Holdings, Inc. #	1,561,534	36,500	GlobalSantaFe Corporation	2,637,125
301,300	Coldwater Creek, Inc. #	6,999,199	25,900	National Oilwell Varco, Inc. #	2,699,816
248,500	Corinthian Colleges, Inc. #	4,048,065	82,800	Peabody Energy Corporation	4,005,864
85,400	Crocs, Inc. #	3,674,762	86,300	Southwestern Energy
112,700	DeVry, Inc.	3,834,054		Company #	3,840,350
118,000	DreamWorks Animation		86,300	Ultra Petroleum Corporation #	4,767,212
	SKG, Inc. #	3,403,120	65,100	VeraSun Energy Corporation #	942,648
52,400	Focus Media Holding,		39,988	XTO Energy, Inc.	2,403,279

	Ltd. ADR #	2,646,200		Total Energy	40,462,235

80,400	GameStop Corporation #	3,143,640
138,000	Hilton Hotels Corporation	4,618,860	Financials (8.6%)
126,100	Iconix Brand Group, Inc. #	2,801,942	31,750	Affiliated Managers
167,600	International Game Technology	6,653,720		Group, Inc. #	4,088,130
60,200	ITT Educational Services, Inc. #	7,066,276	28,300	AllianceBernstein Holding, LP	2,464,647
189,300	Leapfrog Enterprises, Inc. #	1,940,325	141,500	Annaly Capital
108,100	Newell Rubbermaid, Inc.	3,181,383		Management, Inc.	2,040,430
335,600	Quiksilver, Inc. #	4,742,028	102,100	Assurant, Inc.	6,015,732
102,700	Scientific Games Corporation #	3,589,365	4,600	Chicago Mercantile Exchange
110,500	Shuffle Master, Inc. #	1,834,300		Holdings, Inc.	2,458,056
198,900	Staples, Inc.	4,719,897	117,400	E*TRADE Financial
53,900	Starwood Hotels & Resorts			Corporation #	2,593,366
	Worldwide, Inc.	3,615,073	42,500	Greenhill & Company, Inc.	2,920,175
54,600	Texas Roadhouse, Inc. #	698,334	65,200	Highland Distressed
84,400	Tween Brands, Inc. #	3,764,240		Opportunities, Inc.	929,100
51,100	Under Armour, Inc. #	2,332,715	18,200	IntercontinentalExchange,
125,400	Urban Outfitters, Inc. #	3,013,362		Inc. #	2,690,870
73,400	Volcom, Inc. #	3,679,542	91,400	Lazard, Ltd.	4,115,742
189,400	XM Satellite Radio		22,150	Legg Mason, Inc.	2,179,117
	Holdings, Inc. #	2,229,238	58,000	Nasdaq Stock Market, Inc. #	1,723,180

	Total Consumer		83,300	Northern Trust Corporation	5,351,192
	Discretionary	101,636,062	16,200	Nymex Holdings, Inc.	2,035,206

			75,800	PartnerRe, Ltd.	5,874,500
Consumer Staples (2.1%)			52,000	Portfolio Recovery Associates, Inc.	3,121,040
61,400	Andersons, Inc.	2,783,262	135,900	T. Rowe Price Group, Inc.	7,051,851

148,000	Coca-Cola Enterprises, Inc.	3,552,000		Total Financials	57,652,334

134,100	Pepsi Bottling Group, Inc.	4,516,488
80,100	Whole Foods Market, Inc.	3,067,830

	Total Consumer Staples	13,919,580

The accompanying Notes to Financial Statements are an integral part of this schedule.

94

Mid Cap Growth Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Health Care (17.7%)			29,500	Corporate Executive Board
156,000	Advanced Medical Optics, Inc. #	$5,441,280		Company	$1,914,845
107,400	Affymetrix, Inc. #	2,673,186	66,020	Expeditors International of
158,200	Alkermes, Inc. #	2,309,720		Washington, Inc.	2,726,626
78,800	Allscripts Healthcare		82,400	Flowserve Corporation	5,899,840
	Solutions, Inc. #	2,007,824	80,700	Foster Wheeler, Ltd. #	8,634,093
143,300	Amylin Pharmaceuticals, Inc. #	5,898,228	75,000	FTI Consulting, Inc. #	2,852,250
127,900	Biogen Idec, Inc. #	6,842,650	34,700	Huron Consulting Group, Inc. #	2,533,447
90,600	BioMarin Pharmaceutical, Inc. #	1,625,364	29,600	ITT Corporation	2,021,088
87,800	C.R. Bard, Inc.	7,254,914	66,000	Jacobs Engineering Group, Inc. #	3,795,660
22,000	Cephalon, Inc. #	1,768,580	107,050	Joy Global, Inc.	6,244,226
75,950	Coventry Health Care, Inc. #	4,378,518	74,500	KBR, Inc. #	1,954,135
141,600	Cubist Pharmaceuticals, Inc. #	2,790,936	15,200	Manitowoc Company, Inc.	1,221,776
30,250	DaVita, Inc. #	1,629,870	90,000	Monster Worldwide, Inc. #	3,699,000
104,600	Endo Pharmaceutical		94,300	Precision Castparts Corporation	11,444,247
	Holdings, Inc. #	3,580,458	30,100	Rockwell Automation, Inc.	2,090,144
86,000	Foxhollow Technologies, Inc. #	1,826,640	50,300	Rockwell Collins, Inc.	3,553,192
135,400	Gen-Probe, Inc. #	8,180,868	54,200	Roper Industries, Inc.	3,094,820
82,400	Genzyme Corporation #	5,306,560	103,800	Spirit Aerosystems
83,700	Hologic, Inc. #	4,629,447		Holdings, Inc. #	3,741,990
29,000	Intuitive Surgical, Inc. #	4,024,330	118,100	Stericycle, Inc. #	5,250,726
110,000	Kyphon, Inc. #	5,296,500	29,700	Textron, Inc.	3,270,267
119,700	Mannkind Corporation #	1,475,901	77,600	US Airways Group, Inc. #	2,348,952

59,800	Manor Care, Inc.	3,904,342		Total Industrials	86,597,464

36,400	Millipore Corporation #	2,733,276
130,800	NuVasive, Inc. #	3,532,908	Information Technology (24.9%)
103,500	Patterson Companies, Inc. #	3,857,445	256,166	Activision, Inc. #	4,782,619
114,000	Pharmaceutical Product		178,964	Adobe Systems, Inc. #	7,185,405
	Development, Inc.	4,362,780	73,300	Akamai Technologies, Inc. #	3,565,312
61,000	Sepracor, Inc. #	2,502,220	39,300	Alliance Data Systems
38,100	Shire Pharmaceuticals Group			Corporation #	3,037,104
	plc ADR	2,824,353	50,400	Amphenol Corporation	1,796,760
125,800	St. Jude Medical, Inc. #	5,219,442	431,900	BEA Systems, Inc. #	5,912,711
89,700	Thermo Electron Corporation #	4,639,284	162,600	Broadcom Corporation #	4,756,050
128,100	Thoratec Corporation #	2,355,759	216,900	Cadence Design Systems, Inc. #	4,763,124
49,700	VCA Antech, Inc. #	1,873,193	64,900	China GrenTech Corporation,
43,400	Vertex Pharmaceuticals, Inc. #	1,239,504		Ltd. ADR #	868,362

	Total Health Care	117,986,280	100,500	CIENA Corporation #	3,631,065

			307,100	CNET Networks, Inc. #	2,515,149
Industrials (13.0%)			91,700	Cogent, Inc. #	1,347,073
84,450	Aecom Technology		27,550	Cognizant Technology Solutions
	Corporation #	2,095,204		Corporation #	2,068,730
89,600	BE Aerospace, Inc. #	3,700,480	194,900	Corning, Inc. #	4,979,695
47,800	C.H. Robinson Worldwide, Inc.	2,510,456	140,800	Cree, Inc. #*	3,639,680

The accompanying Notes to Financial Statements are an integral part of this schedule.

95

Mid Cap Growth Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Information Technology — continued			150,600	VeriSign, Inc. #	$4,778,538
63,000	Electronic Arts, Inc. #	$2,981,160	50,800	VistaPrint, Ltd. #	1,943,100
246,500	Emulex Corporation #	5,383,560	205,700	Western Digital Corporation #	3,980,295
81,400	F5 Networks, Inc. #	6,560,840	76,000	Xilinx, Inc.	2,034,520

68,900	Fiserv, Inc. #	3,913,520		Total Information
76,800	FormFactor, Inc. #	2,941,440		Technology	166,123,589

182,700	Foundry Networks, Inc. #	3,043,782
333,200	Integrated Device		Materials (4.0%)
	Technology, Inc. #	5,087,964	69,400	Air Products and Chemicals, Inc. 5,577,678
204,000	Intersil Corporation	6,417,840	18,300	Allegheny Technologies, Inc.	1,919,304
262,862	JDS Uniphase Corporation #	3,530,237	172,300	Bemis Company, Inc.	5,716,914
30,240	KLA-Tencor Corporation	1,661,688	67,400	Celanese Corporation	2,613,772
85,100	L-1 Identity Solutions, Inc. #	1,740,295	60,800	Newmont Mining Corporation	2,374,848
8,400	Macrovision Corporation #	252,504	123,700	Praxair, Inc.	8,905,163

250,400	Marvell Technology			Total Materials	27,107,679

	Group, Ltd. #	4,559,784
85,300	McAfee, Inc. #	3,002,560	Telecommunications Services (6.2%)
140,000	NAVTEQ Corporation #	5,927,600	86,742	American Tower Corporation #	3,643,164
202,600	Network Appliance, Inc. #	5,915,920	762,521	Level 3 Communications, Inc. #	4,460,748
156,100	Nuance Communications, Inc. #	2,611,553	155,100	NeuStar, Inc. #	4,493,247
150,400	NVIDIA Corporation #	6,213,024	123,900	NII Holdings, Inc. #	10,003,686
66,600	OpNext, Inc. #	881,784	161,200	Rogers Communications, Inc.	6,849,388
189,400	Opsware, Inc. #	1,801,194	167,200	SBA Communications
429,300	Powerwave Technologies, Inc. #	2,876,310		Corporation #	5,616,248
136,900	SanDisk Corporation #	6,699,886	311,400	Time Warner Telecom, Inc. #	6,259,140

136,100	STEC, Inc. #	875,123		Total Telecommunications
159,700	Symantec Corporation #	3,225,940		Services	41,325,621

149,800	Synopsys, Inc. #	3,959,214

222,800	Tellabs, Inc. #	2,397,328		Total Common Stock
66,100	THQ, Inc. #	2,017,372		(cost $557,967,531)	652,810,844

227,500	TIBCO Software, Inc. #	2,058,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

96

Mid Cap Growth Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (0.6%)	Rate (+)	Date	Value

3,726,929	Thrivent Financial Securities Lending Trust	5.360%	N/A	$3,726,929

	Total Collateral Held for Securities Loaned
	(cost $3,726,929)			3,726,929

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (0.7%)	Rate (+)	Date	Value

$2,000,000	Barclays US Funding Corporation	5.235%	7/27/2007	$1,992,147
2,928,509	Thrivent Money Market Portfolio	5.050	N/A	2,928,509

	Total Short-Term Investments (at amortized cost)			4,920,656

	Total Investments (cost $566,615,116) 99.0%			$661,458,429

	Other Assets and Liabilities, Net 1.0%			6,505,534

	Total Net Assets 100.0%			$667,963,963

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$115,062,602
Gross unrealized depreciation	(20,219,289)

Net unrealized appreciation (depreciation)	$94,843,313

Cost for federal income tax purposes	$566,615,116

The accompanying Notes to Financial Statements are an integral part of this schedule.

97

Mid Cap Growth Portfolio II Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value

Consumer Discretionary (15.1%)			Energy (6.0%)
1,600	Abercrombie & Fitch Company	$116,768	700	Baker Hughes, Inc.	$58,891
2,300	Cheesecake Factory, Inc. #	56,396	4,500	Cameron International
2,900	Chipotle Mexican Grill, Inc. #*	247,312		Corporation #	321,615
9,800	Circuit City Stores, Inc. *	147,784	2,500	Devon Energy Corporation	195,725
2,700	Clear Channel Outdoor		3,300	Diamond Offshore Drilling, Inc.	335,148
	Holdings, Inc. #	76,518	1,800	GlobalSantaFe Corporation	130,050
14,300	Coldwater Creek, Inc. #*	332,189	1,200	National Oilwell Varco, Inc. #	125,088
11,900	Corinthian Colleges, Inc. #	193,851	4,000	Peabody Energy Corporation	193,520
4,000	Crocs, Inc. #*	172,120	4,100	Southwestern Energy Company #	182,450
5,400	DeVry, Inc.	183,708	4,100	Ultra Petroleum Corporation #	226,484
5,600	DreamWorks Animation		3,150	VeraSun Energy Corporation #*	45,612
	SKG, Inc. #	161,504	1,933	XTO Energy, Inc.	116,173

2,600	Focus Media Holding, Ltd. ADR #	131,300		Total Energy	1,930,756

3,800	GameStop Corporation #	148,580
6,600	Hilton Hotels Corporation	220,902	Financials (8.6%)
6,100	Iconix Brand Group, Inc. #	135,542	1,490	Affiliated Managers Group, Inc. #	191,852
7,990	International Game Technology	317,203	1,400	AllianceBernstein Holding, LP	121,926
2,900	ITT Educational Services, Inc. #	340,402	6,800	Annaly Capital Management, Inc.	98,056
9,100	Leapfrog Enterprises, Inc. #*	93,275	4,900	Assurant, Inc.	288,708
5,100	Newell Rubbermaid, Inc.	150,093	200	Chicago Mercantile Exchange
16,000	Quiksilver, Inc. #	226,080		Holdings, Inc.	106,872
4,900	Scientific Games Corporation #*	171,255	5,600	E*TRADE Financial Corporation #	123,704
5,400	Shuffle Master, Inc. #*	89,640	2,000	Greenhill & Company, Inc. *	137,420
9,700	Staples, Inc.	230,181	3,200	Highland Distressed
2,600	Starwood Hotels & Resorts			Opportunities, Inc. *	45,600
	Worldwide, Inc.	174,382	900	IntercontinentalExchange, Inc. #	133,065
2,500	Texas Roadhouse, Inc. #	31,975	4,400	Lazard, Ltd.	198,132
4,000	Tween Brands, Inc. #	178,400	1,095	Legg Mason, Inc.	107,726
2,400	Under Armour, Inc. #	109,560	2,800	Nasdaq Stock Market, Inc. #	83,188
6,000	Urban Outfitters, Inc. #	144,180	4,000	Northern Trust Corporation	256,960
3,500	Volcom, Inc. #	175,455	800	Nymex Holdings, Inc.	100,504
9,200	XM Satellite Radio		3,600	PartnerRe, Ltd.	279,000
	Holdings, Inc. #*	108,284	2,500	Portfolio Recovery

	Total Consumer			Associates, Inc. *	150,050
	Discretionary	4,864,839	6,500	T. Rowe Price Group, Inc.	337,285

				Total Financials	2,760,048

Consumer Staples (2.0%)
2,900	Andersons, Inc. *	131,457	Health Care (17.5%)
7,000	Coca-Cola Enterprises, Inc.	168,000	7,400	Advanced Medical Optics, Inc. #*	258,112
6,400	Pepsi Bottling Group, Inc.	215,552	5,100	Affymetrix, Inc. #	126,939
3,800	Whole Foods Market, Inc. *	145,540	7,500	Alkermes, Inc. #	109,500

	Total Consumer Staples	660,549

The accompanying Notes to Financial Statements are an integral part of this schedule.

98

Mid Cap Growth Portfolio II

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value

Health Care — continued			3,900	Flowserve Corporation	$279,240
3,700	Allscripts Healthcare		3,800	Foster Wheeler, Ltd. #	406,562
	Solutions, Inc. #*	$94,276	3,600	FTI Consulting, Inc. #	136,908
6,800	Amylin Pharmaceuticals, Inc. #*	279,888	1,700	Huron Consulting Group, Inc. #	124,117
6,100	Biogen Idec, Inc. #	326,350	1,400	ITT Corporation	95,592
4,300	BioMarin Pharmaceutical, Inc. #	77,142	3,200	Jacobs Engineering Group, Inc. #	184,032
4,200	C.R. Bard, Inc.	347,046	5,150	Joy Global, Inc.	300,400
1,000	Cephalon, Inc. #*	80,390	3,500	KBR, Inc. #	91,805
3,650	Coventry Health Care, Inc. #	210,422	700	Manitowoc Company, Inc.	56,266
6,700	Cubist Pharmaceuticals, Inc. #	132,057	4,260	Monster Worldwide, Inc. #	175,086
1,450	DaVita, Inc. #	78,126	4,500	Precision Castparts Corporation	546,121
5,000	Endo Pharmaceutical		1,400	Rockwell Automation, Inc.	97,216
	Holdings, Inc. #	171,150	2,400	Rockwell Collins, Inc.	169,536
4,100	Foxhollow Technologies, Inc. #	87,084	2,600	Roper Industries, Inc.	148,460
6,500	Gen-Probe, Inc. #	392,730	5,000	Spirit Aerosystems Holdings,
3,940	Genzyme Corporation #	253,736		Inc. #	180,250
4,000	Hologic, Inc. #*	221,240	5,700	Stericycle, Inc. #	253,422
1,400	Intuitive Surgical, Inc. #	194,278	1,400	Textron, Inc.	154,154
5,300	Kyphon, Inc. #	255,195	3,700	US Airways Group, Inc. #	111,999

5,800	Mannkind Corporation #*	71,514		Total Industrials	4,132,064

2,900	Manor Care, Inc.	189,341
1,700	Millipore Corporation #	127,653	Information Technology (24.6%)
6,300	NuVasive, Inc. #	170,163	12,266	Activision, Inc. #	229,006
4,900	Patterson Companies, Inc. #	182,623	8,546	Adobe Systems, Inc. #	343,122
5,400	Pharmaceutical Product		3,500	Akamai Technologies, Inc. #	170,240
	Development, Inc.	206,658	1,920	Alliance Data Systems
2,900	Sepracor, Inc. #	118,958		Corporation #	148,378
1,800	Shire Pharmaceuticals Group		2,360	Amphenol Corporation	84,134
	plc ADR	133,434	20,600	BEA Systems, Inc. #	282,014
6,000	St. Jude Medical, Inc. #	248,940	7,700	Broadcom Corporation #	225,225
4,360	Thermo Electron Corporation #	225,499	10,300	Cadence Design Systems, Inc. #	226,188
6,100	Thoratec Corporation #	112,179	3,100	China GrenTech Corporation,
2,400	VCA Antech, Inc. #	90,456		Ltd. ADR #*	41,478
2,100	Vertex Pharmaceuticals, Inc. #	59,976	4,800	CIENA Corporation #	173,424

	Total Health Care	5,633,055	14,700	CNET Networks, Inc. #	120,393

			4,500	Cogent, Inc. #	66,105
Industrials (12.8%)			1,300	Cognizant Technology Solutions
4,000	Aecom Technology Corporation #	99,240		Corporation #	97,617
4,200	BE Aerospace, Inc. #	173,460	9,300	Corning, Inc. #	237,615
2,400	C.H. Robinson Worldwide, Inc.	126,048	6,800	Cree, Inc. #*	175,780
1,450	Corporate Executive Board		3,000	Electronic Arts, Inc. #	141,960
	Company	94,120	11,800	Emulex Corporation #	257,712
3,100	Expeditors International of		3,900	F5 Networks, Inc. #	314,340
	Washington, Inc.	128,030	3,300	Fiserv, Inc. #	187,440

The accompanying Notes to Financial Statements are an integral part of this schedule.

99

Mid Cap Growth Portfolio II

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value

Information Technology — continued			9,900	Western Digital Corporation #	$191,565
3,800	FormFactor, Inc. #	$145,540	3,600	Xilinx, Inc.	96,372

8,700	Foundry Networks, Inc. #	144,942		Total Information
15,900	Integrated Device			Technology	7,946,323

	Technology, Inc. #	242,793
9,700	Intersil Corporation	305,162	Materials (4.0%)
12,587	JDS Uniphase Corporation #*	169,043	3,300	Air Products and Chemicals, Inc.	265,221
1,400	KLA-Tencor Corporation	76,930	900	Allegheny Technologies, Inc.	94,392
4,100	L-1 Identity Solutions, Inc. #*	83,845	8,200	Bemis Company, Inc.	272,076
400	Macrovision Corporation #	12,024	3,200	Celanese Corporation	124,096
11,940	Marvell Technology Group, Ltd. #	217,427	2,900	Newmont Mining Corporation	113,274
4,100	McAfee, Inc. #	144,320	6,000	Praxair, Inc.	431,940

6,700	NAVTEQ Corporation #	283,678		Total Materials	1,300,999

9,600	Network Appliance, Inc. #	280,320
7,400	Nuance Communications, Inc. #*	123,802	Telecommunications Services (6.1%)
7,200	NVIDIA Corporation #	297,432	4,080	American Tower Corporation #	171,360
3,200	OpNext, Inc. #	42,368	36,597	Level 3 Communications, Inc. #	214,092
9,000	Opsware, Inc. #	85,590	7,500	NeuStar, Inc. #	217,275
21,100	Powerwave Technologies, Inc. #	141,370	5,900	NII Holdings, Inc. #	476,366
6,500	SanDisk Corporation #*	318,110	7,700	Rogers Communications, Inc.	327,173
6,500	STEC, Inc. #	41,795	8,000	SBA Communications
7,800	Symantec Corporation #	157,560		Corporation #	268,720
7,200	Synopsys, Inc. #	190,296	14,800	Time Warner Telecom, Inc. #	297,480

10,800	Tellabs, Inc. #	116,208		Total Telecommunications
3,200	THQ, Inc. #*	97,664		Services	1,972,466

10,800	TIBCO Software, Inc. #	97,740

7,200	VeriSign, Inc. #	228,456		Total Common Stock
2,400	VistaPrint, Ltd. #	91,800		(cost $25,452,757)	31,201,099

The accompanying Notes to Financial Statements are an integral part of this schedule.

100

Mid Cap Growth Portfolio II

Schedule of Investments as of June 29, 2007 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (12.8%)	Rate (+)	Date	Value

4,125,807	Thrivent Financial Securities Lending Trust	5.360%	N/A	$4,125,807

	Total Collateral Held for Securities Loaned
	(cost $4,125,807)			4,125,807

		Interest	Maturity
Shares	Short-Term Investments (1.5%)	Rate (+)	Date	Value

482,634	Thrivent Money Market Portfolio	5.050%	N/A	$482,634

	Total Short-Term Investments (at amortized cost)			482,634

	Total Investments (cost $30,061,198) 111.0%			$35,809,540

	Other Assets and Liabilities, Net (11.0%)			(3,558,603)

	Total Net Assets 100.0%			$32,250,937

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$6,643,264
Gross unrealized depreciation	(894,922)

Net unrealized appreciation (depreciation)	$5,748,342

Cost for federal income tax purposes	$30,061,198

The accompanying Notes to Financial Statements are an integral part of this schedule.

101

Partner Mid Cap Value Portfolio Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Consumer Discretionary (10.4%)			Financials (27.0%)
510	Autoliv, Inc.	$29,004	19,272	Ambac Financial Group, Inc.	$1,680,326
7,406	Boyd Gaming Corporation	364,301	23,818	Apartment Investment &
151,784	Charter Communications, Inc. #*	614,725		Management Company *	1,200,904
55,290	Ford Motor Company *	520,832	10,251	Assurant, Inc.	603,989
8,330	Fortune Brands, Inc.	686,142	4,620	Astoria Financial Corporation	115,685
12,737	Goodyear Tire &		7,487	Bear Stearns Companies, Inc.	1,048,180
	Rubber Company #*	442,738	17,615	Brandywine Realty Trust	503,437
45,101	H&R Block, Inc.	1,054,010	15,805	CIT Group, Inc.	866,588
7,400	J.C. Penney Company, Inc.		14,120	Commerce Bancorp, Inc.	522,299
	(Holding Company)	535,612	10,178	Commerce Bancshares, Inc.	461,063
14,498	Johnson Controls, Inc.	1,678,433	36,700	DCT Industrial Trust, Inc.	394,892
12,607	Lennar Corporation	460,912	7,059	Developers Diversified
36,211	Newell Rubbermaid, Inc.	1,065,690		Realty Corporation	372,080
10,585	Ross Stores, Inc.	326,018	9,389	E*TRADE Financial Corporation #	207,403
11,506	Tenneco, Inc. #	403,170	6,655	Equity Residential REIT	303,668
7,154	Williams-Sonoma, Inc. *	225,923	9,562	Everest Re Group, Ltd.	1,038,816

	Total Consumer		9,759	First Horizon National
	Discretionary	8,407,510		Corporation	380,601

			21,718	Highwoods Properties, Inc.	814,425
Consumer Staples (5.8%)			26,995	Hudson City Bancorp, Inc.	329,879
18,477	Clorox Company	1,147,422	43,798	KeyCorp	1,503,585
12,475	Coca-Cola Enterprises, Inc.	299,400	5,412	Lazard, Ltd.	243,702
3,632	Loews Corporation —		19,037	Liberty Property Trust *	836,295
	Carolina Group	280,645	5,839	M&T Bank Corporation	624,189
5,781	Pepsi Bottling Group, Inc.	194,704	13,534	Mack-Cali Realty Corporation	588,594
6,178	Reynolds American, Inc.	402,806	5,612	MGIC Investment Corporation	319,098
14,852	Safeway, Inc.	505,414	17,077	Northern Trust Corporation	1,097,026
5,250	Smithfield Foods, Inc. #	161,648	3,193	Nuveen Investments	198,445
35,896	SUPERVALU, Inc.	1,662,703	9,578	PartnerRe, Ltd.	742,295

	Total Consumer Staples	4,654,742	18,977	Pennsylvania Real Estate

				Investment Trust	841,250
Energy (11.0%)			3,893	Philadelphia Consolidated
15,812	EOG Resources, Inc.	1,155,225		Holding Corporation #	162,727
9,791	Hess Corporation	577,277	7,118	PMI Group, Inc.	317,961
66,804	Range Resources Corporation	2,499,141	3,163	Radian Group, Inc.	170,802
9,058	Smith International, Inc.	531,161	6,071	RenaissanceRe Holdings, Ltd.	376,341
2,063	Teekay Shipping Corporation	119,468	15,379	UnumProvident Corporation	401,546
14,393	Ultra Petroleum Corporation #	795,069	7,585	Vornado Realty Trust *	833,136
8,784	Weatherford International, Ltd. #	485,228	22,583	Webster Financial Corporation *	963,617
6,246	W-H Energy Services, Inc. #	386,690	4,423	XL Capital, Ltd.	372,815
75,436	Williams Companies, Inc.	2,385,286	5,169	Zions Bancorporation	397,548

	Total Energy	8,934,545		Total Financials	21,835,207

The accompanying Notes to Financial Statements are an integral part of this schedule.

102

Partner Mid Cap Value Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Health Care (2.9%)			Materials (4.9%)
4,874	Coventry Health Care, Inc. #	$280,986	4,856	Air Products and Chemicals, Inc.	$390,277
8,282	Health Net, Inc. #	437,290	13,914	Airgas, Inc.	666,481
32,033	IMS Health, Inc.	1,029,220	5,170	Albemarle Corporation	199,200
24,647	PerkinElmer, Inc.	642,301	9,353	Celanese Corporation	362,709

	Total Health Care	2,389,797	47,771	Chemtura Corporation	530,736

			17,342	Commercial Metals Company	585,639
Industrials (11.0%)			37,490	Domtar Corporation #	418,388
4,138	Alliant Techsystems, Inc. #	410,283	7,526	United States Steel Corporation	818,452

87,915	Allied Waste Industries, Inc. #*	1,183,336		Total Materials	3,971,882

9,059	American Standard
	Companies, Inc.	534,300	Telecommunications Services (3.8%)
6,637	Avis Budget Group, Inc. #	188,690	54,668	Cincinnati Bell, Inc. #	315,981
9,471	ChoicePoint, Inc. #	402,044	20,627	Embarq Corporation	1,307,133
19,504	Cooper Industries, Ltd. *	1,113,483	18,108	Metropcs Communications, Inc. #	598,288
6,487	Eaton Corporation	603,291	86,640	Qwest Communications
8,156	Joy Global, Inc.	475,739		International, Inc. #*	840,408

6,904	Landstar System, Inc.	333,118		Total Telecommunications
10,564	Lennox International, Inc.	361,606		Services	3,061,810

10,090	Monster Worldwide, Inc. #	414,699
9,010	Norfolk Southern Corporation	473,656	Utilities (13.0%)
3,465	Pitney Bowes, Inc.	162,231	4,090	AGL Resources, Inc.	165,563
20,199	Republic Services, Inc.	618,897	10,740	American Electric Power
14,824	Rockwell Collins, Inc.	1,047,167		Company, Inc.	483,730
3,792	Ryder System, Inc.	204,010	13,206	CMS Energy Corporation	227,143
22,442	Southwest Airlines Company	334,610	2,500	Constellation Energy Group, Inc.	217,925

	Total Industrials	8,861,160	42,514	DPL, Inc. *	1,204,847

			25,362	Edison International, Inc.	1,423,315
Information Technology (7.9%)			21,450	Entergy Corporation	2,302,658
71,589	Activision, Inc. #	1,336,567	13,945	FirstEnergy Corporation	902,660
43,826	Amphenol Corporation	1,562,397	23,634	PG&E Corporation *	1,070,620
62,862	BearingPoint, Inc. #	459,521	39,531	PPL Corporation	1,849,655
15,376	CheckFree Corporation #*	618,115	2,385	SCANA Corporation	91,322
29,824	LSI Corporation #	223,978	12,980	Wisconsin Energy Corporation	574,105

7,431	National Semiconductor			Total Utilities	10,513,543

	Corporation	210,074

3,630	SanDisk Corporation #	177,652		Total Common Stock
40,398	Seagate Technology	879,464		(cost $70,461,694)	79,036,500

13,356	Tessera Technologies, Inc. #	541,586
21,480	Xerox Corporation #	396,950

	Total Information
	Technology	6,406,304

The accompanying Notes to Financial Statements are an integral part of this schedule.

103

Partner Mid Cap Value Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (11.7%)	Rate (+)	Date	Value

9,421,800	Thrivent Financial Securities Lending Trust	5.360%	N/A	$9,421,800

	Total Collateral Held for Securities Loaned
	(cost $9,421,800)			9,421,800

		Interest	Maturity
Shares	Short-Term Investments (1.3%)	Rate(+)	Date	Value

1,041,334	Thrivent Money Market Portfolio	5.050%	N/A	$1,041,334

	Total Short-Term Investments (at amortized cost)			1,041,334

	Total Investments (cost $80,924,828) 110.7%			$89,499,634

	Other Assets and Liabilities, Net (10.7%)			(8,679,808)

	Total Net Assets 100.0%			$80,819,826

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$9,759,449
Gross unrealized depreciation	(1,184,643)

Net unrealized appreciation (depreciation)	$8,574,806

Cost for federal income tax purposes	$80,924,828

The accompanying Notes to Financial Statements are an integral part of this schedule.

104

Mid Cap Stock Portfolio Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (97.9%)	Value	Shares	Common Stock (97.9%)	Value

Consumer Discretionary (12.7%)			168,500	New York Community
59,500	Advance Auto Parts, Inc.	$2,411,535		Bancorp, Inc.	$2,867,870
422,900	Goodyear Tire & Rubber		15,300	NYSE Euronext	1,126,386
	Company #	14,700,004	67,400	Old Republic International
11,800	Harman International			Corporation	1,432,924
	Industries, Inc.	1,378,240	30,600	PartnerRe, Ltd.	2,371,500
448,700	Newell Rubbermaid, Inc.	13,205,241	45,000	Philadelphia Consolidated
138,600	Sally Beauty Company, Inc. #	1,247,400		Holding Corporation #	1,881,000
715,200	Service Corporation International	9,140,256	174,100	PMI Group, Inc.	7,777,047
240,000	Tupperware Corporation	6,897,600	24,900	Protective Life Corporation	1,190,469

	Total Consumer		48,900	Rayonier, Inc. REIT	2,207,346
	Discretionary	48,980,276	37,100	SEI Investments Company	1,077,384

			229,100	U-Store-It Trust	3,754,949
Consumer Staples (6.8%)			65,600	W.R. Berkley Corporation	2,134,624
178,300	Avon Products, Inc.	6,552,525	39,000	Westamerica Bancorporation	1,725,360
178,400	Clorox Company	11,078,640	36,700	Whitney Holding Corporation	1,104,670
65,400	Hershey Company	3,310,548	18,300	Zions Bancorporation	1,407,453

109,533	Hormel Foods Corporation	4,091,058		Total Financials	66,685,930

22,100	William Wrigley Jr. Company	1,222,351

	Total Consumer Staples	26,255,122	Health Care (10.3%)

			43,800	Affymetrix, Inc. #	1,090,182
Energy (0.6%)			75,300	Applera Corporation
12,100	Devon Energy Corporation	947,309		(Celera Group) #	933,720
32,600	Dresser-Rand Group, Inc. #	1,287,700	29,500	Beckman Coulter, Inc.	1,908,060

	Total Energy	2,235,009	26,400	Cephalon, Inc. #	2,122,296

			34,500	Coventry Health Care, Inc. #	1,988,925
Financials (17.2%)			56,800	Cytyc Corporation #	2,448,648
15,950	Affiliated Managers Group, Inc. #	2,053,722	39,806	Dade Behring Holdings, Inc.	2,114,495
32,000	American Capital Strategies, Ltd.	1,360,640	20,500	DaVita, Inc. #	1,104,540
37,000	AmeriCredit Corporation #	982,350	35,600	Hologic, Inc. #	1,969,036
34,000	Associated Banc-Corp	1,111,800	46,100	Hospira, Inc. #	1,799,744
35,900	Assurant, Inc.	2,115,228	119,800	Human Genome Sciences, Inc. #	1,068,616
19,300	Bear Stearns Companies, Inc.	2,702,000	37,600	ImClone Systems, Inc. #	1,329,536
59,100	Brown & Brown, Inc.	1,485,774	15,900	Intuitive Surgical, Inc. #	2,206,443
14,000	City National Corporation	1,065,260	19,300	Invitrogen Corporation #	1,423,375
27,700	Commerce Bancshares, Inc.	1,254,810	26,700	LifePoint Hospitals, Inc. #	1,032,756
127,300	E*TRADE Financial		53,300	Lincare Holdings, Inc. #	2,124,005
	Corporation #	2,812,057	33,000	Patterson Companies, Inc. #	1,229,910
43,500	Eaton Vance Corporation	1,921,830	33,300	Quest Diagnostics, Inc.	1,719,945
53,600	Endurance Specialty		23,800	ResMed, Inc. #	981,988
	Holdings, Ltd.	2,146,144	21,400	Shire Pharmaceuticals
74,100	Equity One, Inc.	1,893,255		Group plc ADR	1,586,382
46,233	Fidelity National Financial, Inc.	1,095,722	68,800	St. Jude Medical, Inc. #	2,854,512
45,900	General Growth Properties, Inc.	2,430,405	22,400	Universal Health Services, Inc.	1,377,600
154,000	HCC Insurance Holdings, Inc.	5,145,140	28,600	Ventana Medical Systems, Inc. #	2,209,922
31,300	Leucadia National Corporation	1,103,325	49,400	Vertex Pharmaceuticals, Inc. #	1,410,864

31,300	MBIA, Inc.	1,947,486		Total Health Care	40,035,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

105

Mid Cap Stock Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (97.9%)	Value	Shares	Common Stock (97.9%)	Value

Industrials (4.1%)			193,100	Tellabs, Inc. #	$2,077,756
26,500	Avery Dennison Corporation	$1,761,720	118,700	Teradyne, Inc. #	2,086,746
19,800	ChoicePoint, Inc. #	840,510	233,200	TIBCO Software, Inc. #	2,110,460
31,900	Expeditors International of		33,700	ValueClick, Inc. #	992,802
	Washington, Inc.	1,317,470	46,250	Varian Semiconductor
165,100	FTI Consulting, Inc. #	6,278,753		Equipment Associates, Inc. #	1,852,775
28,400	Pitney Bowes, Inc.	1,329,688	118,000	VeriSign, Inc. #	3,744,140
57,600	Republic Services, Inc.	1,764,864	97,000	Vishay Intertechnology, Inc. #	1,534,540
36,400	Stericycle, Inc. #	1,618,344	138,500	Wind River Systems, Inc. #	1,523,500
18,800	WESCO International, Inc. #	1,136,460	76,200	Xilinx, Inc.	2,039,874

	Total Industrials	16,047,809		Total Information

				Technology	77,308,562

Information Technology (20.0%)
94,700	ADC Telecommunications, Inc. #	1,735,851	Materials (19.2%)
30,600	Amphenol Corporation	1,090,890	385,200	Bemis Company, Inc.	12,780,936
55,300	Arrow Electronics, Inc. #	2,125,179	620,900	Crown Holdings, Inc. #	15,503,872
396,900	Brocade Communications #	3,103,758	123,800	Lubrizol Corporation	7,991,290
130,800	Cadence Design Systems, Inc. #	2,872,368	54,400	NewMarket Corporation	2,631,328
39,900	CheckFree Corporation #	1,603,980	436,900	Owens-Illinois, Inc. #	15,291,500
53,300	Cognos, Inc. #	2,114,411	295,500	Sealed Air Corporation	9,166,410
52,300	Cree, Inc. #	1,351,955	191,300	Silgan Holdings, Inc.	10,575,064
42,000	Electronic Arts, Inc. #	1,987,440	19,200	Valspar Corporation	545,472

112,500	Emulex Corporation #	2,457,000		Total Materials	74,485,872

87,700	Fair Isaac Corporation	3,518,524
38,045	Fidelity National Information		Telecommunications Services (1.9%)
	Services, Inc.	2,065,083	350,600	Cincinnati Bell, Inc. #	2,026,468
36,500	FormFactor, Inc. #	1,397,950	15,700	Leap Wireless International, Inc. #	1,326,650
92,600	Foundry Networks, Inc. #	1,542,716	51,800	NII Holdings, Inc. #	4,182,332

28,500	Harris Corporation	1,554,675		Total Telecommunications
146,900	Informatica Corporation #	2,169,713		Services	7,535,450

86,100	Integrated Device
	Technology, Inc. #	1,314,747	Utilities (5.1%)
50,100	International Rectifier		20,300	AGL Resources, Inc.	821,744
	Corporation #	1,866,726	21,200	Alliant Energy Corporation	823,620
93,700	Intersil Corporation	2,947,802	470,000	CMS Energy Corporation	8,084,000
124,600	Juniper Networks, Inc. #	3,136,182	42,900	Pepco Holdings, Inc.	1,209,780
88,400	McAfee, Inc. #	3,111,680	36,600	SCANA Corporation	1,401,414
9,700	NDS Group plc ADR #	455,415	36,500	Vectren Corporation	982,945
103,200	Network Appliance, Inc. #	3,013,440	25,100	WGL Holdings, Inc.	819,264
74,100	NVIDIA Corporation #	3,061,071	124,300	Wisconsin Energy Corporation	5,497,789

50,200	Paychex, Inc.	1,963,824		Total Utilities	19,640,556

100,300	Qimonda AG ADR #	1,549,635

29,700	SanDisk Corporation #	1,453,518		Total Common Stock
105,200	Synopsys, Inc. #	2,780,436		(cost $338,029,356)	379,210,086

The accompanying Notes to Financial Statements are an integral part of this schedule.

106

Mid Cap Stock Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (1.4%)	Rate (+)	Date	Value

$3,000,000	Falcon Asset Securitization Corporation	5.300%	7/12/2007	$2,994,700
2,423,827	Thrivent Money Market Portfolio	5.050	N/A	2,423,827

	Total Short-Term Investments (at amortized cost)			5,418,527

	Total Investments (cost $343,447,883) 99.3%			$384,628,613

	Other Assets and Liabilities, Net 0.7%			2,673,693

	Total Net Assets 100.0%			$387,302,306

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$46,179,519
Gross unrealized depreciation	(4,998,789)

Net unrealized appreciation (depreciation)	$41,180,730

Cost for federal income tax purposes	$343,447,883

The accompanying Notes to Financial Statements are an integral part of this schedule.

107

Mid Cap Index Portfolio Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (99.3%)	Value	Shares	Common Stock (99.3%)	Value

Consumer Discretionary (14.3%)			6,390	Lee Enterprises, Inc.	$133,295
6,433	99 Cents Only Stores #	$84,337	4,800	M.D.C. Holdings, Inc.	232,128
14,600	Advance Auto Parts, Inc.	591,738	4,400	Matthews International
7,000	Aeropostale, Inc. #	291,760		Corporation	191,884
26,980	American Eagle Outfitters, Inc. ‡	692,307	3,200	Media General, Inc.	106,464
8,000	American Greetings Corporation	226,640	4,560	Modine Manufacturing Company	103,056
8,850	AnnTaylor Stores Corporation #	313,467	7,470	Mohawk Industries, Inc. #	752,901
10,300	Applebee’s International, Inc.	248,230	8,300	Netflix, Inc. #	160,937
9,730	ArvinMeritor, Inc.	216,006	700	NVR, Inc. #	475,825
6,970	Barnes & Noble, Inc.	268,136	15,600	O’Reilly Automotive, Inc. #	570,180
5,300	Beazer Homes USA, Inc.	130,751	9,600	Pacific Sunwear of
12,010	Belo Corporation	247,286		California, Inc. #	211,200
3,430	Blyth, Inc.	91,169	9,000	Payless ShoeSource, Inc. #	283,950
5,110	Bob Evans Farms, Inc.	188,304	18,700	PETsMART, Inc.	606,815
8,100	Borders Group, Inc.	154,386	7,600	Phillips-Van Heusen Corporation	460,332
7,960	BorgWarner, Inc.	684,878	6,100	Regis Corporation	233,325
5,800	Boyd Gaming Corporation	285,302	9,600	Rent-A-Center, Inc. #	251,808
15,555	Brinker International, Inc.	455,295	19,260	Ross Stores, Inc.	593,208
8,460	Callaway Golf Company	150,673	7,500	Ruby Tuesday, Inc.	197,475
13,000	Career Education Corporation #	439,010	5,700	Ryland Group, Inc.	213,009
29,500	CarMax, Inc. #	752,250	19,550	Saks, Inc.	417,392
5,190	Catalina Marketing Corporation	163,485	3,610	Scholastic Corporation #	129,743
3,400	CBRL Group, Inc.	144,432	9,300	Scientific Games Corporation #	325,035
17,600	Charming Shoppes, Inc. #	190,608	7,820	Sotheby’s Holdings, Inc.	359,876
9,800	Cheesecake Factory, Inc. #	240,296	2,000	Strayer Education, Inc.	263,420
24,200	Chico’s FAS, Inc. #	589,028	4,900	Thor Industries, Inc.	221,186
8,400	Coldwater Creek, Inc. #	195,132	6,900	Timberland Company #	173,811
11,900	Corinthian Colleges, Inc. #	193,851	17,400	Toll Brothers, Inc. #	434,652
8,120	DeVry, Inc.	276,242	8,400	Tupperware Corporation	241,416
5,400	Dick’s Sporting Goods, Inc. #	314,118	15,400	Urban Outfitters, Inc. #	370,062
14,060	Dollar Tree Stores, Inc. #	612,313	6,480	Valassis Communications, Inc. #	111,391
3,900	Entercom Communications		770	Washington Post Company	597,589
	Corporation	97,071	9,870	Westwood One, Inc.	70,965
21,200	Foot Locker, Inc.	462,160	15,180	Williams-Sonoma, Inc.	479,384

6,840	Furniture Brands			Total Consumer
	International, Inc.	97,128		Discretionary	23,773,826

20,900	GameStop Corporation #	817,190
19,520	Gentex Corporation	384,349	Consumer Staples (2.8%)
13,200	Hanesbrands, Inc. #	356,796	11,200	Alberto-Culver Company	265,664
6,600	Harte-Hanks, Inc.	169,488	8,840	BJ’s Wholesale Club, Inc. #	318,505
5,000	Hovnanian Enterprises, Inc. #	82,650	9,010	Church & Dwight Company, Inc.	436,625
4,970	International Speedway		7,750	Energizer Holdings, Inc. #	771,900
	Corporation	261,969	8,300	Hansen Natural Corporation #	356,734
4,500	ITT Educational Services, Inc. #	528,210	10,030	Hormel Foods Corporation	374,620
6,100	John Wiley and Sons, Inc.	294,569	7,776	J.M. Smucker Company	495,020
7,130	Laureate Education, Inc. #	439,636	3,340	Lancaster Colony Corporation	139,913
10,600	Lear Corporation #	377,466	7,700	NBTY, Inc. #	332,640

The accompanying Notes to Financial Statements are an integral part of this schedule.

108

Mid Cap Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (99.3%)	Value	Shares	Common Stock (99.3%)	Value

Consumer Staples — continued			7,100	Cathay General Bancorp	$238,134
8,310	PepsiAmericas, Inc.	$204,094	5,720	City National Corporation	435,235
5,010	Ruddick Corporation	150,901	21,100	Colonial BancGroup, Inc.	526,867
16,300	Smithfield Foods, Inc. #	501,877	6,600	Commerce Group, Inc.	229,152
3,842	Tootsie Roll Industries, Inc.	106,459	6,200	Cousins Properties, Inc.	179,862
3,640	Universal Corporation	221,749	8,300	Cullen/Frost Bankers, Inc.	443,801

	Total Consumer Staples	4,676,701	17,300	Eaton Vance Corporation	764,314

			5,100	Equity One, Inc.	130,305
Energy (8.8%)			8,610	Everest Re Group, Ltd.	935,390
19,500	Arch Coal, Inc.	678,600	30,405	Fidelity National Financial, Inc.	720,598
15,060	Cameron International		13,300	First American Corporation	658,350
	Corporation #‡	1,076,338	3,200	First Community Bancorp, Inc.	183,072
11,500	Cimarex Energy Company	453,215	15,300	First Niagara Financial Group, Inc.	200,430
16,600	Denbury Resources, Inc. #	622,500	11,080	FirstMerit Corporation	231,904
7,400	Encore Acquisition Company #	205,720	7,060	Greater Bay Bancorp	196,550
8,900	FMC Technologies, Inc. #	705,058	7,070	Hanover Insurance Group, Inc.	344,945
10,400	Forest Oil Corporation #	439,504	15,350	HCC Insurance Holdings, Inc.	512,844
15,100	Frontier Oil Corporation	660,927	8,000	Highwoods Properties, Inc.	300,000
17,560	Grant Prideco, Inc. #	945,255	5,960	Horace Mann Educators
14,120	Hanover Compressor Company #	336,762		Corporation	126,590
14,180	Helmerich & Payne, Inc.	502,256	12,900	Hospitality Properties Trust	535,221
17,800	Newfield Exploration Company #	810,790	9,900	IndyMac Bancorp, Inc.	288,783
23,400	Noble Energy, Inc.	1,459,930	14,600	Jefferies Group, Inc.	393,908
3,400	Overseas Shipholding Group, Inc.	276,760	22,270	Leucadia National Corporation	785,018
21,500	Patterson-UTI Energy, Inc.	563,515	12,700	Liberty Property Trust	557,911
16,900	Pioneer Natural Resources		9,900	Macerich Company	815,958
	Company	823,199	9,400	Mack-Cali Realty Corporation	408,806
9,900	Plains Exploration & Production		4,900	Mercury General Corporation	270,039
	Company #	473,319	12,200	Nationwide Health Properties, Inc.	331,840
8,100	Pogo Producing Company	411,399	37,811	New York Community
22,720	Pride International, Inc. #	851,091		Bancorp, Inc.	643,543
7,600	Quicksilver Resources, Inc. #	338,808	10,900	Nuveen Investments	677,435
23,200	Southwestern Energy Company #	1,032,400	8,330	Ohio Casualty Corporation	360,772
11,000	Superior Energy Services, Inc. #	439,120	31,750	Old Republic International
7,900	Tidewater, Inc.	559,952		Corporation	675,005

	Total Energy	14,666,418	11,980	PMI Group, Inc.	535,147

			5,407	Potlatch Corporation	232,771
Financials (16.2%)			9,670	Protective Life Corporation	462,323
10,420	A.G. Edwards, Inc.	881,011	11,020	Radian Group, Inc.	595,080
13,600	AMB Property Corporation ‡	723,792	12,725	Raymond James Financial, Inc.	393,202
9,835	American Financial Group, Inc.	335,865	10,808	Rayonier, Inc. REIT	487,873
16,190	AmeriCredit Corporation #	429,844	9,500	Regency Centers Corporation	669,750
13,600	Arthur J. Gallagher & Company	379,168	17,340	SEI Investments Company	503,554
17,593	Associated Banc-Corp	575,291	7,500	StanCorp Financial Group, Inc.	393,600
11,570	Astoria Financial Corporation	289,713	4,930	SVB Financial Group #	261,832
6,900	Bank of Hawaii Corporation	356,316	15,320	TCF Financial Corporation	425,896
15,800	Brown & Brown, Inc.	397,212	18,600	UDR, Inc.	489,180

The accompanying Notes to Financial Statements are an integral part of this schedule.

109

Mid Cap Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (99.3%)	Value	Shares	Common Stock (99.3%)	Value

Financials — continued			10,450	Perrigo Company	$204,611
5,500	Unitrin, Inc.	$270,490	14,200	Pharmaceutical Product
23,375	W.R. Berkley Corporation	760,622		Development, Inc.	543,434
11,540	Waddell & Reed Financial, Inc.	300,155	7,400	Psychiatric Solutions, Inc. #	268,324
12,027	Washington Federal, Inc.	292,376	10,600	ResMed, Inc. #	437,356
7,830	Webster Financial Corporation	334,106	14,550	Sepracor, Inc. #	596,841
10,500	Weingarten Realty Investors	431,550	9,000	STERIS Corporation	275,400
4,320	Westamerica Bancorporation	191,117	5,400	Techne Corporation #	308,934
9,480	Wilmington Trust Corporation	393,515	12,200	Triad Hospitals, Inc. #	655,872

	Total Financials	26,894,933	7,400	Universal Health Services, Inc.	455,100

			12,910	Valeant Pharmaceuticals
Health Care (11.6%)				International	215,468
8,206	Advanced Medical Optics, Inc. #	286,225	4,200	Varian, Inc. #	230,286
9,400	Affymetrix, Inc. #	233,966	11,500	VCA Antech, Inc. #	433,435
5,970	Apria Healthcare Group, Inc. #	171,757	4,500	Ventana Medical Systems, Inc. #	347,715
8,530	Beckman Coulter, Inc.	551,720	17,920	Vertex Pharmaceuticals, Inc. #	511,795
9,000	Cephalon, Inc. #	723,510	4,600	Wellcare Health Plans, Inc. #	416,346

8,900	Cerner Corporation #	493,683		Total Health Care	19,171,734

9,300	Charles River Laboratories
	International, Inc. #	480,066	Industrials (15.2%)
12,900	Community Health		12,530	AGCO Corporation #	543,927
	Systems, Inc. #	521,805	12,500	AirTran Holdings, Inc. #	136,500
8,710	Covance, Inc. #	597,158	5,540	Alaska Air Group, Inc. #	154,344
15,800	Cytyc Corporation #	681,138	5,860	Alexander & Baldwin, Inc.	311,225
20,880	Dentsply International, Inc.	798,869	4,500	Alliant Techsystems, Inc. #	446,175
7,920	Edwards Lifesciences		14,570	AMETEK, Inc.	578,138
	Corporation #	390,773	13,920	Avis Budget Group, Inc. #	395,746
18,300	Endo Pharmaceutical		6,660	Brink’s Company	412,187
	Holdings, Inc. #	626,409	8,540	Carlisle Companies, Inc.	397,195
7,200	Gen-Probe, Inc. #	435,024	10,486	ChoicePoint, Inc. #	445,131
33,300	Health Management		6,230	Con-way, Inc.	312,995
	Associates, Inc.	378,288	9,700	Copart, Inc. #	296,723
15,380	Health Net, Inc. #	812,064	5,200	Corporate Executive
12,200	Henry Schein, Inc. #	651,846		Board Company	337,532
8,450	Hillenbrand Industries, Inc.	549,250	6,800	Crane Company	309,060
5,100	Intuitive Surgical, Inc. #	707,727	7,100	Deluxe Corporation	288,331
6,400	Invitrogen Corporation #	472,000	9,400	Donaldson Company, Inc.	334,170
4,300	Kindred Healthcare, Inc. #	132,096	5,500	DRS Technologies, Inc.	314,985
7,900	LifePoint Hospitals, Inc. #	305,572	8,220	Dun & Bradstreet Corporation	846,496
11,520	Lincare Holdings, Inc. #	459,072	29,240	Expeditors International of
7,600	Medicis Pharmaceutical			Washington, Inc.	1,207,612
	Corporation	232,104	17,260	Fastenal Company	722,504
44,047	Millennium Pharmaceuticals, Inc. #	465,577	6,600	Federal Signal Corporation	104,676
16,720	Omnicare, Inc.	602,923	7,830	Flowserve Corporation	560,628
4,900	Par Pharmaceutical		7,020	GATX Corporation	345,735
	Companies, Inc. #	138,327	9,100	Graco, Inc.	366,548
15,960	PDL BioPharma, Inc. #	371,868	4,760	Granite Construction, Inc.	305,497

The accompanying Notes to Financial Statements are an integral part of this schedule.

110

Mid Cap Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (99.3%)	Value	Shares	Common Stock (99.3%)	Value

Industrials — continued			24,500	Amphenol Corporation	$873,425
11,500	Harsco Corporation	$598,000	21,300	Andrew Corporation #	307,572
8,690	Herman Miller, Inc.	274,604	16,870	Arrow Electronics, Inc. #	648,314
6,530	HNI Corporation	267,730	58,820	Atmel Corporation #	327,039
8,230	Hubbell, Inc.	446,231	17,820	Avnet, Inc. #	706,385
16,220	Jacobs Engineering Group, Inc. #	932,812	6,880	Avocent Corporation #	199,589
13,940	JB Hunt Transport Services, Inc.	408,721	16,600	BISYS Group, Inc. #	196,378
24,475	JetBlue Airways Corporation #	287,581	19,100	Broadridge Financial Solutions, LLC	365,192
14,850	Joy Global, Inc.	866,200	38,180	Cadence Design Systems, Inc. #‡	838,433
23,000	KBR, Inc. #	603,290	8,370	CDW Corporation #	711,199
3,020	Kelly Services, Inc.	82,929	19,700	Ceridian Corporation #	689,500
5,370	Kennametal, Inc.	440,501	12,080	CheckFree Corporation #	485,616
6,540	Korn/Ferry International #	171,740	8,350	CommScope, Inc. #	487,222
5,800	Lincoln Electric Holdings, Inc.	430,592	11,500	Cree, Inc. #	297,275
11,670	Manpower, Inc.	1,076,441	5,870	CSG Systems International, Inc. #	155,614
4,100	Mine Safety Appliances Company	179,416	20,760	Cypress Semiconductor
7,400	MSC Industrial Direct			Corporation #	483,500
	Company, Inc.	407,000	9,030	Diebold, Inc.	471,366
6,000	Navigant Consulting, Inc. #	111,360	5,500	Digital River, Inc. #	248,875
4,590	Nordson Corporation	230,234	7,410	DST Systems, Inc. #	586,946
10,100	Oshkosh Truck Corporation	635,492	5,570	Dycom Industries, Inc. #	166,989
13,660	Pentair, Inc.	526,866	5,700	F5 Networks, Inc. #	459,420
16,410	Quanta Services, Inc. #	503,295	7,850	Fair Isaac Corporation	314,942
23,100	Republic Services, Inc.	707,784	17,000	Fairchild Semiconductor
4,132	Rollins, Inc.	94,086		International, Inc. #	328,440
12,100	Roper Industries, Inc.	690,910	7,100	Gartner Group, Inc. #	174,589
1,100	Sequa Corporation #	123,200	9,400	Global Payments, Inc.	372,710
7,760	SPX Corporation	681,406	18,400	Harris Corporation ‡	1,003,720
12,000	Stericycle, Inc. #	533,520	4,910	Imation Corporation	180,983
5,440	Teleflex, Inc.	444,883	19,600	Ingram Micro, Inc. #	425,516
6,900	Thomas & Betts Corporation #	400,200	27,150	Integrated Device
12,900	Timken Company	465,819		Technology, Inc. #	414,580
10,995	Trinity Industries, Inc.	478,722	9,950	International Rectifier
9,120	United Rentals, Inc. #	296,765		Corporation #	370,737
6,700	Werner Enterprises, Inc.	135,005	18,600	Intersil Corporation	585,156
7,900	YRC Worldwide, Inc. #	290,720	10,560	Jack Henry & Associates, Inc.	271,920

	Total Industrials	25,298,115	11,480	KEMET Corporation #	80,934

			18,500	Lam Research Corporation #	950,900
Information Technology (15.7%)			15,950	Lattice Semiconductor Corporation #	91,234
54,700	3Com Corporation #	225,911	7,240	Macrovision Corporation #	217,634
34,588	Activision, Inc. #‡	645,758	21,920	McAfee, Inc. #	771,584
9,390	Acxiom Corporation	248,366	11,670	Mentor Graphics Corporation #	153,694
15,500	ADC Telecommunications, Inc. #	284,115	7,850	Micrel, Inc.	99,852
8,380	ADTRAN, Inc.	217,629	29,660	Microchip Technology, Inc.	1,098,606
2,700	Advent Software, Inc. #	87,885	11,500	MoneyGram International, Inc.	321,425
9,100	Alliance Data Systems		14,060	MPS Group, Inc. #	187,982
	Corporation #	703,248	7,875	National Instruments Corporation	256,489

The accompanying Notes to Financial Statements are an integral part of this schedule.

111

Mid Cap Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (99.3%)	Value	Shares	Common Stock (99.3%)	Value

Information Technology — continued			16,600	RPM International, Inc.	$383,626
14,200	Palm, Inc. #	$227,342	6,100	Scotts Company	261,934
15,700	Parametric Technology		6,530	Sensient Technologies Corporation	165,797
	Corporation #	339,277	13,780	Sonoco Products Company	589,922
6,640	Plantronics, Inc.	174,101	11,600	Steel Dynamics, Inc.	486,156
12,520	Polycom, Inc. #	420,672	13,760	Valspar Corporation	390,922
17,860	Powerwave Technologies, Inc. #	119,662	9,600	Worthington Industries, Inc.	207,840

26,540	RF Micro Devices, Inc. #	165,610		Total Materials	10,951,404

8,690	Semtech Corporation #	150,598
7,600	Silicon Laboratories, Inc. #	263,036	Telecommunications Services (0.8%)
5,700	SRA International, Inc. #	143,982	34,010	Cincinnati Bell, Inc. #	196,578
12,580	Sybase, Inc. #	300,536	8,900	NeuStar, Inc. #	257,833
19,680	Synopsys, Inc. #‡	520,142	14,320	Telephone and Data Systems, Inc.	896,002

7,580	Tech Data Corporation #	291,527		Total Telecommunications
5,020	Transaction Systems			Services	1,350,413

	Architects, Inc. #	168,973
19,152	TriQuint Semiconductor, Inc. #	96,909	Utilities (7.3%)
14,600	UTStarcom, Inc. #	81,906	10,780	AGL Resources, Inc.	436,374
13,700	ValueClick, Inc. #	403,602	15,900	Alliant Energy Corporation ‡	617,715
25,420	Vishay Intertechnology, Inc. #	402,144	18,366	Aqua America, Inc.	413,051
30,400	Western Digital Corporation #	588,240	51,380	Aquila, Inc. #‡	210,144
10,350	Wind River Systems, Inc. #	113,850	5,200	Black Hills Corporation	206,700
9,400	Zebra Technologies Corporation #	364,156	15,530	DPL, Inc.	440,120

	Total Information		21,750	Energy East Corporation	567,458
	Technology	26,128,653	16,700	Equitable Resources, Inc.	827,652

			11,950	Great Plains Energy, Inc.	347,984
Materials (6.6%)			11,180	Hawaiian Electric Industries, Inc.	264,854
10,790	Airgas, Inc.	516,841	6,130	IDACORP, Inc.	196,405
10,920	Albemarle Corporation	420,748	24,925	MDU Resources Group, Inc.	698,897
7,640	Bowater, Inc.	190,618	11,500	National Fuel Gas Company	498,065
8,790	Cabot Corporation	419,107	21,170	Northeast Utilities Service Company	600,381
3,500	Carpenter Technology Corporation	456,085	14,740	NSTAR	478,313
33,100	Chemtura Corporation	367,741	12,590	OGE Energy Corporation	461,424
16,200	Commercial Metals Company	547,074	15,200	ONEOK, Inc.	766,232
5,860	Cytec Industries, Inc.	373,692	26,443	Pepco Holdings, Inc.	745,693
6,100	Ferro Corporation	152,073	10,475	PNM Resources, Inc.	291,100
6,700	Florida Rock Industries, Inc.	452,250	16,060	Puget Energy, Inc.	388,331
5,300	FMC Corporation	473,767	16,230	SCANA Corporation	621,447
14,300	Louisiana-Pacific Corporation	270,556	30,400	Sierra Pacific Resources #	533,824
9,460	Lubrizol Corporation	610,643	10,590	Vectren Corporation	285,189
29,440	Lyondell Chemical Company	1,092,813	12,020	Westar Energy, Inc.	291,846
5,820	Martin Marietta Materials, Inc.	942,956	6,810	WGL Holdings, Inc.	222,278
2,680	Minerals Technologies, Inc.	179,426	16,170	Wisconsin Energy Corporation	715,199

10,100	Olin Corporation	212,100		Total Utilities	12,126,676

11,300	Packaging Corporation of America	286,003

8,900	Reliance Steel & Aluminum			Total Common Stock
	Company	500,714		(cost $115,441,008)	165,038,873

The accompanying Notes to Financial Statements are an integral part of this schedule.

112

Mid Cap Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (0.6%)	Rate (+)	Date	Value

$300,000	Federal National Mortgage Association	5.090%	7/16/2007	$299,322
780,712	Thrivent Money Market Portfolio	5.050	N/A	780,712

	Total Short-Term Investments (at amortized cost)			1,080,034

	Total Investments (cost $116,521,042) 99.9%			$166,118,907

	Other Assets and Liabilities, Net 0.1%			102,674

	Total Net Assets 100.0%			$166,221,581

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 400 Index Mini-Futures	11	September 2007	$1,018,336	$994,620	($23,716)

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At June 29, 2007, $299,322 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $5,634,863 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$53,554,640
Gross unrealized depreciation	(3,956,775)

Net unrealized appreciation (depreciation)	$49,597,865

Cost for federal income tax purposes	$116,521,042

The accompanying Notes to Financial Statements are an integral part of this schedule.

113

Partner International Stock Portfolio Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (98.6%)	Value (^)	Shares	Common Stock (98.6%)	Value (^)

Australia (4.5%)			Denmark (0.3%)
124,260	Babcock & Brown, Ltd.	$3,368,568	41,358	Novo Nordisk AS	$4,498,724

247,445	BHP Billiton, Ltd.	7,393,959		Total Denmark	4,498,724

99,203	Caltex Australia, Ltd.	1,986,507
62,315	Cochlear, Ltd.	3,217,689	Finland (0.7%)
321,662	Computershare, Ltd.	3,069,247	348,178	Nokia Oyj	9,778,011

57,442	CSL, Ltd.	4,275,910		Total Finland	9,778,011

66,228	Macquarie Bank Limited	4,756,922
186,929	QBE Insurance Group, Ltd.	4,932,200	France (7.5%)
21,127	Rio Tinto, Ltd. *	1,762,395	57,153	Air France — KLM	2,659,119
428,030	Seek, Ltd.	2,672,366	484,800	Axa SA	20,838,002
921,345	Westpac Banking Corporation	20,007,130	49,353	BNP Paribas SA	5,861,926
203,682	Woolworths, Ltd.	4,654,794	34,989	Bouygues SA	2,931,362
135,218	WorleyParsons, Ltd.	3,889,624	59,200	Carrefour SA	4,157,556

	Total Australia	65,987,311	22,842	CNP Assurances	2,918,533

			11,570	Compagnie Generale de
Austria (0.3%)				Geophysique-Veritas #	2,887,117
46,017	Voestalpine AG	3,867,950	37,208	Kaufman & Broad SA	2,878,758

	Total Austria	3,867,950	18,279	Lafarge SA	3,331,174

			23,571	Michelin Class B	3,293,684
Belgium (0.5%)			14,326	Nexans SA	2,377,856
55,629	InBev NV	4,405,833	31,230	Nexity	2,604,064
26,009	KBC Groep NV	3,504,953	49,638	Sanofi-Aventis	4,009,842

	Total Belgium	7,910,786	138,200	Schneider Electric SA	19,361,635

			118,214	Total SA	9,583,925
Bermuda (0.2%)			77,385	Vinci SA	5,775,399
125,271	Jardine Matheson Holdings, Ltd.	2,983,755	361,875	Vivendi Universal SA	15,565,963

	Total Bermuda	2,983,755		Total France	111,035,915

Canada (2.7%)			Germany (9.7%)
79,400	AGF Management, Ltd.	2,707,038	267,300	Adidas AG	16,893,403
53,000	Agrium, Inc. #	2,322,886	18,892	Allianz AG	4,430,533
80,909	Biovail Corporation #	2,062,029	51,436	BASF AG	6,755,359
87,600	EnCana Corporation #	5,387,733	48,450	Bayerische Motoren Werke AG	3,140,824
64,900	Fortis, Inc.	1,583,967	192,063	Celesio AG	12,479,858
36,900	Husky Energy, Inc.	3,037,764	28,956	Deutsche Bank AG	4,214,295
82,700	Imperial Oil, Ltd. #	3,849,707	40,741	Deutsche Boerse AG	4,615,417
29,200	Inmet Mining Corporation	2,258,594	451,400	Deutsche Post AG-REG	14,666,193
72,000	Metro, Inc.	2,522,332	54,849	E.ON AG	9,208,976
54,800	Potash Corporation of		54,381	Fresenius Medical Care
	Saskatchewan #	4,283,999		AG & Company	2,506,678
73,100	Suncor Energy, Inc. #	6,584,695	26,793	MAN AG	3,855,759
216,400	Talisman Energy, Inc. #	4,184,587	193,200	Metro AG	16,040,228

	Total Canada	40,785,331	2,573	Porsche AG	4,588,643

			15,664	RWE AG	1,671,685

The accompanying Notes to Financial Statements are an integral part of this schedule.

114

Partner International Stock Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (98.6%)	Value (^)	Shares	Common Stock (98.6%)	Value (^)

Germany — continued			44,082	Hikari Tsushin, Inc.	$1,851,484
21,259	Salzgitter AG	$4,113,874	90,900	Hitachi Construction
56,472	SGL Carbon AG #	2,340,076		Machinery Company, Ltd.	3,158,406
224,626	Siemens AG	32,322,345	637	Japan Tobacco, Inc.	3,139,930

	Total Germany	143,844,146	57,900	Joint Corporation	1,817,592

			225,000	Kawasaki Kisen Kaisha, Ltd.	2,744,042
Greece (0.5%)			353	KDDI Corporation	2,615,037
59,790	National Bank of Greece SA	3,404,178	141,000	Komatsu, Ltd.	4,086,616
103,146	Piraeus Bank SA	3,758,429	95,700	Kyocera Corporation	10,166,863

	Total Greece	7,162,607	93,600	Makita Corporation	4,169,807

			88,400	Matsuda Sangyo Company, Ltd.	1,961,144
Hong Kong (1.3%)			1,970	Mitsubishi UFJ Financial
315,600	Esprit Holdings, Ltd.	4,009,842		Group, Inc.	21,710,755
854,000	Hengan International Group		319,000	Mitsui Osk Lines, Ltd.	4,325,295
	Company, Ltd.	3,036,685	1,256	Mizuho Financial Group, Inc.	8,677,119
798,100	Swire Pacific, Ltd.	8,883,251	1,535,000	Mizuho Trust and Banking
352,889	Vtech Holdings, Ltd.	2,977,090		Company, Ltd.	3,109,881

	Total Hong Kong	18,906,868	73,800	Mori Seiki Company, Ltd.	2,288,676

			607,900	Nikon Corporation	16,929,568
Ireland (0.8%)			14,000	Nintendo Company, Ltd.	5,107,808
90,037	Allied Irish Banks plc	2,459,366	85,652	Nippon Seiki Company, Ltd.	1,912,679
177,045	Anglo Irish Bank Corporation plc 3,633,316		710,000	Nippon Steel Corporation	4,994,499
190,416	C&C Group plc	2,563,156	373,200	Nippon Suisan Kaisha, Ltd.	2,391,073
110,047	Kingspan Group plc	3,086,410	456	NTT Data Corp.	2,163,499

	Total Ireland	11,742,248	89,000	Olympus Corporation	3,472,280

			12,730	ORIX Corporation	3,355,466
Italy (4.9%)			192,000	Pacific Metals Company, Ltd.	3,206,133
380,338	Enel SPA	4,087,977	111,000	Ricoh Company, Ltd.	2,568,137
603,973	Eni SPA	21,896,943	264,000	Shimadzu Corporation	2,775,412
548,800	Finmeccanica SPA	16,860,096	50,600	Sumco Corporation	2,535,324
58,639	Fondiaria-Sai SPA	2,834,766	944,200	Sumitomo Corporation	17,214,222
29,641	Geox SPA	545,893	172,000	Sumitomo Metal Mining
133,797	Indesit Company SPA	3,117,059		Company, Ltd.	3,728,738
2,525,257	UniCredito Italiano SPA	22,553,016	427	Sumitomo Mitsui Financial

	Total Italy	71,895,750		Group, Inc.	3,980,668

			87,000	Sumitomo Realty &
Japan (18.7%)				Development Co., Ltd.	2,833,280
67,900	Aisin Seiki Company, Ltd.	2,491,257	1,565,100	Sumitomo Trust and Banking
5,673	Ardepro Company, Ltd.	1,767,984		Company, Ltd.	14,906,826
244,000	Asahi Glass Company, Ltd.	3,289,956	334,500	Takeda Pharmaceutical
697,500	Bridgestone Corporation	14,952,350		Company, Ltd.	21,609,184
140,900	Canon, Inc. *	8,262,803	186,000	Tanabe Seiyaku Company, Ltd.	2,211,492
239,000	Chiba Bank, Ltd.	2,118,464	187,037	The Sumitomo Warehouse
300,400	Daito Trust Construction			Company, Ltd.	1,290,146
	Company, Ltd.	14,304,322	104,400	Tokai Rika Company, Ltd.	2,852,977
958	Geo Corporation	1,623,655	398,400	Toyota Motor Corporation	25,125,651

The accompanying Notes to Financial Statements are an integral part of this schedule.

115

Partner International Stock Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (98.6%)	Value (^)	Shares	Common Stock (98.6%)	Value (^)

Japan — continued			Spain (4.3%)
140,900	Urban Corporation	$2,559,283	795,869	Banco Bilbao Vizcaya
71,900	Zenrin Company, Ltd.	1,883,590		Argentaria SA	$19,461,577

	Total Japan	276,241,373	184,000	Iberdrola SA	10,273,221

			67,205	Industria de Diseno
Netherlands (3.5%)				Textil SA (Inditex)	3,955,354
197,400	ABN AMRO Holding NV	9,050,639	1,206,341	Telefonica SA	26,844,148
74,501	Apothekers Cooperatie OPG U.A.	2,713,746	54,064	Union Fenosa SA	2,886,186

121,700	Arcelor Mittal	7,599,967		Total Spain	63,420,486

140,616	ASML Holding NV #	3,863,201
65,663	Furgo NV	4,159,599	Sweden (2.6%)
61,633	Heineken NV	3,612,791	61,000	Alfa Laval AB	3,675,265
363,500	ING Groep NV	15,997,936	98,500	Hennes & Mauritz AB	5,823,915
63,089	Sligro Food Group NV	2,616,721	190,100	Meda AB	2,985,964
64,610	Unilever NV	2,004,956	126,827	Peab AB	3,942,417

	Total Netherlands	51,619,556	96,600	Skandinaviska Enskilda Banken	3,110,195

			4,674,300	Telefonaktiebolaget LM Ericsson 18,645,257

Norway (0.7%)				Total Sweden	38,183,013

302,600	Ementor ASA #	2,803,984
218,100	Orkla ASA	4,112,215	Switzerland (7.1%)
99,550	Yara International ASA	2,985,085	160,413	ABB, Ltd.	3,616,955

	Total Norway	9,901,284	56,592	Actelion, Ltd. #	2,520,440

			14,900	Givaudan SA	14,692,955
Singapore (3.0%)			32,478	Holcim, Ltd.	3,507,544
240,000	City Developments, Ltd.	2,712,997	61,934	Nestle SA	23,533,277
558,000	Keppel Land, Ltd.	3,197,856	123,946	Novartis AG	6,958,398
486,000	Oversea-Chinese Banking		50,757	Roche Holding AG	8,993,455
	Corporation	2,905,206	62,703	Swatch Group AG	17,811,995
7,654,250	Singapore		177,500	Swiss Reinsurance Company	16,188,015
	Telecommunications, Ltd.	17,022,556	50,580	UBS AG	3,024,899
1,320,400	United Overseas Bank, Ltd.	18,980,793	14,471	Zurich Financial Services AG	4,473,426

	Total Singapore	44,819,408		Total Switzerland	105,321,359

South Korea (2.8%)			Taiwan (1.0%)
8,834	Hyundai Heavy Industries	3,291,436	1,388,004	Taiwan Semiconductor
21,271	Korea Zinc Company, Ltd.	3,610,912		Manufacturing Company,
39,701	KT&G Corporation	2,792,872		Ltd. ADR	15,448,488

141,600	LG Electronics, Inc.	11,690,273		Total Taiwan	15,448,488

62,600	LG. Philips LCD Company, Ltd. #	2,778,232
19,270	Samsung Electronics		United Kingdom (20.3%)
	Company, Ltd.	11,780,763	156,440	3i Group plc	3,641,377
68,693	STX Shipbuilding Company, Ltd.	3,272,625	331,966	AstraZeneca plc	17,789,578
101,420	Woori Finance Holdings		297,178	Barclays plc	4,134,414
	Company, Ltd.	2,565,754	223,203	BHP Billiton plc	6,200,068

	Total South Korea	41,782,867	158,665	BP Amoco plc	1,909,014

			131,160	British Land Company plc	3,509,583

The accompanying Notes to Financial Statements are an integral part of this schedule.

116

Partner International Stock Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (98.6%)	Value (^)	Shares	Common Stock (98.6%)	Value (^)

United Kingdom — continued			482,918	Premier Foods plc	$2,792,585
1,407,300	British Sky Broadcasting		133,278	Punch Taverns plc	3,269,620
	Group plc	$18,042,264	97,553	Reckitt Benckiser plc	5,340,361
907,313	BT Group plc	6,038,368	36,704	Rio Tinto plc	2,807,878
729,094	Centricia plc	5,664,241	1,424,221	Royal Bank of Scotland
175,210	Charter plc #	3,866,019		Group plc	18,020,399
79,983	Chemring Group plc	3,145,243	140,698	Royal Dutch Shell plc	5,727,708
642,147	GAME GROUP plc	2,145,261	127,380	Royal Dutch Shell plc	5,309,725
938,046	GlaxoSmithKline plc	24,434,968	917,551	Tesco plc	7,676,475
51,562	Go-Ahead Group plc	2,698,598	545,360	Unilever plc	17,608,886
380,117	HBOS plc	7,476,321	140,770	United Business Media plc	2,226,682
122,213	Imperial Tobacco Group plc	5,634,510	5,657,187	Vodafone Group plc	18,954,984
489,524	International Power plc	4,207,547	1,274,612	WPP Group plc	19,062,872
120,656	Keller Group plc	2,604,086	77,558	Xstrata plc	4,617,068

3,180,000	Kingfisher plc	14,402,590		Total United Kingdom	299,574,564

90,449	Land Securities Group plc	3,149,805
1,305,200	Lloyds TSB Group plc	14,508,425	United States (0.7%)
334,846	Man Group plc	4,072,817	121,650	iShares MSCI EAFE Index Fund 9,808,640

286,728	Michael Page International plc	3,012,199		Total United States	9,808,640

353,230	National Grid plc	5,211,774

935,000	Pearson plc	15,749,493		Total Common Stock
325,363	Petrofac, Ltd.	2,910,758		(cost $1,191,999,389)	1,456,520,440

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (0.6%)	Rate (+)	Date	Value

8,996,919	Thrivent Financial Securities Lending Trust	5.360%	N/A	$8,996,919

	Total Collateral Held for Securities Loaned
	(cost $8,996,919)			8,996,919

The accompanying Notes to Financial Statements are an integral part of this schedule.

117

Partner International Stock Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (2.2%)	Rate (+)	Date	Value

$14,935,000	ED&F Man Treasury Management plc	5.420%	7/2/2007	$14,930,503
18,249,452	Thrivent Money Market Portfolio	5.050	N/A	18,249,452

	Total Short-Term Investments (at amortized cost)			33,179,955

	Total Investments (cost $1,234,176,263) 101.4%			$1,498,697,314

	Other Assets and Liabilities, Net (1.4%)			(20,792,894)

	Total Net Assets 100.0%			$1,477,904,420

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$279,328,146
Gross unrealized depreciation	(14,807,095)

Net unrealized appreciation (depreciation)	$264,521,051

Cost for federal income tax purposes	$1,234,176,263

The accompanying Notes to Financial Statements are an integral part of this schedule.

118

Partner All Cap Portfolio Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (98.8%)	Value	Shares	Common Stock (98.8%)	Value

Consumer Discretionary (9.9%)			22,900	Transocean, Inc. #	$2,426,942
19,200	American Eagle Outfitters, Inc. *	$492,672	9,700	Valero Energy Corporation	716,442

28,800	Applebee’s International, Inc.	694,080		Total Energy	10,913,032

13,400	Best Buy Company, Inc.	625,378
18,500	Comcast Corporation #	520,220	Financials (20.5%)
33,800	Discovery Holding Company #	777,062	20,500	ACE, Ltd.	1,281,660
24,000	EchoStar Communications		17,200	American Express Company	1,052,296
	Corporation #	1,040,880	6,500	Ameriprise Financial, Inc.	413,205
353	Gemstar-TV Guide		59,000	Bank of America Corporation	2,884,510
	International, Inc. #	1,737	25,500	Bank of New York
11,500	J.C. Penney Company, Inc.			Company, Inc. #	1,056,720
	(Holding Company)	832,370	440	Berkshire Hathaway, Inc. #	1,586,200
10,300	KB Home	405,511	3,400	Chicago Mercantile Exchange
16,800	Macy’s Group, Inc	668,304		Holdings, Inc.	1,816,824
15,200	NIKE, Inc.	886,008	25,800	Chubb Corporation	1,396,812
11,900	OfficeMax, Inc.	467,670	7,600	Citigroup, Inc.	389,804
11,700	Penn National Gaming, Inc. #	703,053	9,700	Endurance Specialty Holdings, Ltd.	388,388
58,200	Time Warner, Inc.	1,224,528	41,700	Federal National Mortgage
23,300	TJX Companies, Inc.	640,750		Association	2,724,261
5,600	Wynn Resorts, Ltd. *	502,264	8,100	GFI Group, Inc. #	587,088

	Total Consumer		6,400	HCC Insurance Holdings, Inc.	213,824
	Discretionary	10,482,487	36,700	Hudson City Bancorp, Inc.	448,474

			10,100	KBW, Inc. #*	296,738
Consumer Staples (9.2%)			15,100	Merrill Lynch & Company, Inc.	1,262,058
5,000	Altria Group, Inc.	350,700	7,000	PartnerRe, Ltd.	542,500
13,100	Bunge, Ltd. *	1,106,950	21,200	People’s United Financial, Inc.	375,876
23,100	ConAgra Foods, Inc.	620,466	13,600	PNC Financial Services Group, Inc.	973,488
16,000	Corn Products International, Inc.	727,200	16,400	Prudential Financial, Inc.	1,594,572
52,500	CVS/Caremark Corporation	1,913,625	9,600	Willis Group Holdings, Ltd.	422,976

16,600	Kimberly-Clark Corporation	1,110,374		Total Financials	21,708,274

80,400	Playtex Products, Inc. #	1,190,724
44,000	Procter & Gamble Company	2,692,360	Health Care (11.4%)

	Total Consumer Staples	9,712,399	13,900	Adams Respiratory

				Therapeutics, Inc. #*	547,521
Energy (10.3%)			3,100	Advanced Magnetics, Inc. #*	180,296
13,200	Cameron International		52,914	Auxilium Pharmaceuticals, Inc. #*	843,449
	Corporation #	943,404	19,500	Baxter International, Inc.	1,098,630
49,500	Continental Resources, Inc. #	792,000	6,200	C.R. Bard, Inc.	512,306
27,000	Exxon Mobil Corporation	2,264,760	7,600	Cardinal Health, Inc.	536,864
7,000	GlobalSantaFe Corporation	505,750	12,000	Express Scripts, Inc. #	600,120
3,600	Holly Corporation	267,084	31,300	Gilead Sciences, Inc. #	1,213,501
19,800	Pioneer Natural		133,900	Inyx, Inc. #	326,716
	Resources Company	964,458	8,350	Medco Health Solutions, Inc. #	651,216
15,000	Plains Exploration &		28,100	Merck & Company, Inc.	1,399,380
	Production Company #	717,150	54,900	Panacos Pharmaceuticals, Inc. #	177,327
9,300	Schlumberger, Ltd.	789,942	15,100	Pharmaceutical Product
11,800	Southwestern Energy Company #	525,100		Development, Inc.	577,877

The accompanying Notes to Financial Statements are an integral part of this schedule.

119

Partner All Cap Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (98.8%)	Value	Shares	Common Stock (98.8%)	Value

Health Care — continued			69,500	Hewlett-Packard Company	$3,101,090
21,500	Schering-Plough Corporation	$654,460	45,000	Marvell Technology Group, Ltd. #	819,450
51,000	Theravance, Inc. #	1,632,000	19,900	Microsoft Corporation	586,453
21,450	Thermo Electron Corporation #	1,109,394	28,900	QUALCOMM, Inc.	1,253,971

	Total Health Care	12,061,057	23,900	SanDisk Corporation #*	1,169,666

			29,600	Seagate Technology	644,392
Industrials (11.7%)			202,200	Sun Microsystems, Inc. #	1,063,572

11,600	Alaska Air Group, Inc. #	323,176		Total Information
39,400	AMR Corporation #	1,038,190		Technology	16,462,229

6,100	Deere & Company	736,514
5,600	Fluor Corporation	623,672	Materials (3.1%)
9,300	General Dynamics Corporation	727,446	11,700	Albemarle Corporation	450,801
36,500	General Electric Company	1,397,220	12,500	Monsanto Company	844,250
10,400	Jacobs Engineering Group, Inc. #	598,104	12,200	Nucor Corporation	715,530
5,200	Manitowoc Company, Inc.	417,976	17,100	Praxair, Inc.	1,231,029

9,800	Precision Castparts Corporation	1,189,328		Total Materials	3,241,610

24,200	Shaw Group, Inc. #	1,120,218
18,500	Spirit Aerosystems Holdings, Inc. #	666,925	Telecommunications Services (3.7%)
5,100	Terex Corporation #	414,630	19,700	American Tower Corporation #	827,400
7,100	Textron, Inc.	781,781	75,412	AT&T, Inc.	3,129,598

20,400	UAL Corporation #	828,036		Total Telecommunications
26,100	UAP Holding Corporation	786,654		Services	3,956,998

27,100	UTI Worldwide, Inc.	726,009

	Total Industrials	12,375,879	Utilities (3.4%)

			14,400	Constellation Energy Group, Inc. 1,255,248
Information Technology (15.6%)			12,500	ITC Holdings Corporation	507,875
38,100	Activision, Inc. #	711,327	39,800	PPL Corporation	1,862,242

12,900	Apple Computer, Inc. #	1,574,316		Total Utilities	3,625,365

17,300	Autodesk, Inc. #	814,484

46,000	Cisco Systems, Inc. #	1,281,100		Total Common Stock
22,400	eBay, Inc. #	720,832		(cost $87,590,232)	104,539,330

5,200	Google, Inc. #	2,721,576

The accompanying Notes to Financial Statements are an integral part of this schedule.

120

Partner All Cap Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (4.6%)	Rate (+)	Date	Value

4,905,975	Thrivent Financial Securities Lending Trust	5.360%	N/A	$4,905,975

	Total Collateral Held for Securities Loaned
	(cost $4,905,975)			4,905,975

		Interest	Maturity
Shares	Short-Term Investments (0.6%)	Rate (+)	Date	Value

649,182	Thrivent Money Market Portfolio	5.050%	N/A	$649,182

	Total Short-Term Investments (at amortized cost)			649,182

	Total Investments (cost $93,145,389) 104.0%			$110,094,487

	Other Assets and Liabilities, Net (4.0%)			(4,228,850)

	Total Net Assets 100.0%			$105,865,637

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase. Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$17,862,390
Gross unrealized depreciation	(913,292)

Net unrealized appreciation (depreciation)	$16,949,098

Cost for federal income tax purposes	$93,145,389

The accompanying Notes to Financial Statements are an integral part of this schedule.

121

Large Cap Growth Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)	Value

Consumer Discretionary (11.2%)			Energy (5.9%)
99,800	Abercrombie & Fitch Company	$7,283,404	95,150	Cameron International
139,400	Brunswick Corporation *	4,548,622		Corporation #	$6,800,370
223,200	Cheesecake Factory, Inc. #	5,472,864	169,100	Devon Energy Corporation	13,238,839
261,000	Coach, Inc. #	12,368,790	137,300	Diamond Offshore
978,700	Comcast Corporation #	27,364,452		Drilling, Inc. *	13,944,188
155,200	DreamWorks Animation		172,500	Exxon Mobil Corporation	14,469,300
	SKG, Inc. #	4,475,968	66,500	FMC Technologies, Inc. #	5,268,130
369,700	Gap, Inc.	7,061,270	154,500	GlobalSantaFe Corporation	11,162,625
581,700	Home Depot, Inc.	22,889,895	226,200	Halliburton Company	7,803,900
337,350	International Game		81,500	Marathon Oil Corporation	4,886,740
	Technology *	13,392,795	42,100	National Oilwell Varco, Inc. #	4,388,504
192,950	J.C. Penney Company, Inc.		100,900	Oceaneering
	(Holding Company) *	13,965,721		International, Inc. #	5,311,376
404,132	Kohl’s Corporation #	28,705,496	378,050	Schlumberger, Ltd. *	32,111,567
66,300	Las Vegas Sands Corporation #	5,064,657	75,000	Suncor Energy, Inc.	6,744,000
338,250	Marriott International, Inc.	14,625,930	134,300	Ultra Petroleum Corporation #	7,418,732
192,700	McDonald’s Corporation	9,781,452	184,383	XTO Energy, Inc.	11,081,418

257,400	McGraw-Hill Companies, Inc.	17,523,792		Total Energy	144,629,689

730,400	News Corporation *	16,755,376
226,300	OfficeMax, Inc.	8,893,590	Financials (12.1%)
151,250	Royal Caribbean Cruises, Ltd. *	6,500,725	95,100	AFLAC, Inc. *	4,888,140
232,850	Starbucks Corporation #	6,109,984	66,600	AllianceBernstein Holding, LP	5,800,194
103,100	Starwood Hotels & Resorts		265,600	American Express Company	16,249,408
	Worldwide, Inc.	6,914,917	245,100	American International
328,100	Toll Brothers, Inc. #*	8,195,938		Group, Inc.	17,164,353
239,200	Viacom, Inc. #	9,957,896	379,800	CB Richard Ellis Group, Inc. #	13,862,700
299,500	Walt Disney Company *	10,224,930	725,500	Charles Schwab Corporation	14,887,260
92,900	Wynn Resorts, Ltd. *	8,332,201	40,300	Chicago Mercantile Exchange

	Total Consumer			Holdings, Inc. *	21,534,708
	Discretionary	276,410,665	438,500	Citigroup, Inc.	22,490,665

			89,100	Franklin Resources, Inc.	11,803,077
Consumer Staples (7.9%)			145,000	Goldman Sachs Group, Inc.	31,428,750
179,850	Altria Group, Inc.	12,614,679	94,200	IntercontinentalExchange,
350,600	Avon Products, Inc.	12,884,550		Inc. #*	13,927,470
223,600	Campbell Soup Company	8,677,916	199,600	Jefferies Group, Inc.	5,385,208
283,500	Costco Wholesale Corporation	16,590,420	97,950	Legg Mason, Inc.	9,636,321
894,500	CVS/Caremark Corporation	32,604,525	298,450	Lehman Brothers
555,050	PepsiCo, Inc.	35,994,992		Holdings, Inc. *	22,240,494
674,900	Procter & Gamble Company	41,297,131	294,500	Morgan Stanley	24,702,660
378,900	Safeway, Inc. *	12,893,967	57,900	Nymex Holdings, Inc.	7,273,977
416,700	Wal-Mart Stores, Inc.	20,047,437	83,600	NYSE Euronext *	6,154,632

	Total Consumer Staples	193,605,617	234,100	optionsXpress Holdings, Inc. *	6,007,006

The accompanying Notes to Financial Statements are an integral part of this schedule.

122

Large Cap Growth Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)	Value

Financials — continued			239,650	Danaher Corporation *	$18,093,575
122,100	Prudential Financial, Inc.	$11,871,783	117,000	Deere & Company	14,126,580
266,100	State Street Corporation	18,201,240	407,200	Emerson Electric Company	19,056,960
234,000	T. Rowe Price Group, Inc.	12,142,260	264,000	Expeditors International of

	Total Financials	297,652,306		Washington, Inc. *	10,903,200

			83,000	FedEx Corporation	9,210,510
Health Care (16.2%)			89,600	Fluor Corporation *	9,978,752
388,550	Abbott Laboratories	20,806,852	97,450	Foster Wheeler, Ltd. #	10,426,176
257,700	Allergan, Inc.	14,853,828	224,650	General Dynamics
291,900	Amgen, Inc. #*	16,139,151		Corporation	17,572,123
126,600	Amylin Pharmaceuticals,		807,350	General Electric Company	30,905,358
	Inc. #*	5,210,856	157,700	Illinois Tool Works, Inc.	8,545,763
352,200	Baxter International, Inc.	19,842,948	223,650	Monster Worldwide, Inc. #	9,192,015
260,100	Bristol-Myers Squibb		88,000	Norfolk Southern Corporation	4,626,160
	Company	8,208,756	158,850	Precision Castparts
344,750	Celgene Corporation #	19,764,518		Corporation	19,278,036
320,400	Express Scripts, Inc. #	16,023,204	116,100	Rockwell Collins, Inc.	8,201,304
313,750	Genentech, Inc. #	23,738,325	120,800	Thomas & Betts Corporation #	7,006,400
278,415	Genzyme Corporation #	17,929,926	248,800	UAL Corporation #*	10,098,792
884,400	Gilead Sciences, Inc. #	34,288,188	61,900	Union Pacific Corporation	7,127,785
125,500	Hologic, Inc. #*	6,941,405	313,150	United Technologies
187,550	Johnson & Johnson	11,556,831		Corporation	22,211,730

214,300	McKesson Corporation	12,780,852		Total Industrials	279,326,789

384,950	Medtronic, Inc.	19,963,507
320,400	Merck & Company, Inc.	15,955,920	Information Technology (26.7%)
438,600	Schering-Plough Corporation	13,350,984	355,128	Accenture, Ltd. *	15,231,440
153,600	Shire Pharmaceuticals Group		624,700	Adobe Systems, Inc. #	25,081,705
	plc ADR *	11,386,368	102,450	Akamai Technologies, Inc. #*	4,983,168
249,600	St. Jude Medical, Inc. #	10,355,904	306,300	Alcatel-Lucent ADR *	4,288,200
369,250	Teva Pharmaceutical Industries,		449,250	Apple Computer, Inc. #	54,826,470
	Ltd. ADR *	15,231,562	382,400	Broadcom Corporation #	11,185,200
382,808	Thermo Electron		2,611,950	Cisco Systems, Inc. #	72,742,810
	Corporation #	19,798,830	175,250	Citrix Systems, Inc. #	5,900,668
504,900	UnitedHealth Group, Inc.	25,820,586	233,650	Cognizant Technology
227,400	WellPoint, Inc. #	18,153,342		Solutions Corporation #	17,544,778
181,600	Wyeth	10,412,944	607,750	Corning, Inc. #	15,528,012
123,700	Zimmer Holdings, Inc. #	10,500,893	543,850	eBay, Inc. #	17,501,093

	Total Health Care	399,016,480	281,070	Electronic Arts, Inc. #	13,300,232

			628,950	EMC Corporation #	11,383,995
Industrials (11.3%)			357,100	Emulex Corporation #	7,799,064
304,850	Boeing Company	29,314,376	88,300	F5 Networks, Inc. #	7,116,980
74,900	C.H. Robinson		126,300	FormFactor, Inc. #	4,837,290
	Worldwide, Inc. *	3,933,748	280,300	Foundry Networks, Inc. #	4,669,798
73,400	Caterpillar, Inc.	5,747,220	137,102	Google, Inc. #	71,756,445
99,900	Chicago Bridge and		545,800	Hewlett-Packard Company	24,353,596
	Iron Company	3,770,226	207,500	Informatica Corporation #	3,064,775

The accompanying Notes to Financial Statements are an integral part of this schedule.

123

Large Cap Growth Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)	Value

Information Technology — continued			Materials (2.9%)
621,550	Intel Corporation	$14,768,028	182,300	Air Products and
158,500	International Rectifier			Chemicals, Inc.	$14,651,451
	Corporation #	5,905,710	57,700	Allegheny Technologies, Inc.	6,051,576
604,800	Marvell Technology		170,600	Ecolab, Inc.	7,284,620
	Group, Ltd. #	11,013,408	174,600	Freeport-McMoRan Copper &
285,300	Maxim Integrated			Gold, Inc.	14,460,372
	Products, Inc.	9,531,873	447,900	Monsanto Company	30,251,166

1,856,950	Microsoft Corporation	54,724,316		Total Materials	72,699,185

302,800	Motorola, Inc.	5,359,560
434,050	Network Appliance, Inc. #	12,674,260	Telecommunications Services (3.8%)
245,800	NVIDIA Corporation #	10,153,998	445,850	America Movil SA de CV ADR	27,611,490
675,900	ON Semiconductor		306,100	American Tower Corporation #	12,856,200
	Corporation #	7,245,648	293,100	AT&T, Inc.	12,163,650
938,400	Oracle Corporation #	18,495,864	574,400	Level 3 Communications,
394,900	Qimonda AG ADR #*	6,101,205		Inc. #*	3,360,240
849,100	QUALCOMM, Inc.	36,842,449	293,650	NII Holdings, Inc. #*	23,709,301
58,500	Research in Motion, Ltd. #*	11,699,415	174,650	Tim Participacoes SA ADR *	6,020,186
108,900	SanDisk Corporation #*	5,329,566	440,300	Time Warner Telecom, Inc. #*	8,850,030

1,682,000	Sun Microsystems, Inc. #	8,847,320		Total Telecommunications
537,200	Texas Instruments, Inc. *	20,214,836		Services	94,571,097

242,500	ValueClick, Inc. #*	7,144,050

333,700	Western Union Company	6,950,971		Total Common Stock
433,850	Yahoo!, Inc. #	11,770,350		(cost $2,095,617,505)	2,415,780,374

	Total Information
	Technology	657,868,546

The accompanying Notes to Financial Statements are an integral part of this schedule.

124

Large Cap Growth Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (11.2%)	Rate (+)	Date	Value

275,420,330	Thrivent Financial Securities Lending Trust	5.360%	N/A	$275,420,330

	Total Collateral Held for Securities Loaned
	(cost $275,420,330)			275,420,330

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (2.9%)	Rate (+)	Date	Value

$2,000,000	Barclays US Funding Corporation	5.235%	7/27/2007	$1,992,147
13,025,000	Galaxy Funding, Inc.	5.360	7/2/2007	13,021,121
1,320,000	Greyhawk Funding, LLC	5.320	7/2/2007	1,319,610
6,000,000	Old Line Funding Corporation	5.350	7/12/2007	5,989,300
7,000,000	Regency Markets No.1, LLC	5.380	7/6/2007	6,993,723
5,000,000	Sheffield Receivables Corporation	5.330	7/5/2007	4,996,299
22,000,000	Tempo Finance Corporation	5.370	7/2/2007	21,993,437
8,126,554	Thrivent Money Market Portfolio	5.050	N/A	8,126,554
6,000,000	Victory Receivables Corporation	5.410	7/5/2007	5,995,492

	Total Short-Term Investments (at amortized cost)			70,427,683

	Total Investments (cost $2,441,465,518) 112.1%			$2,761,628,387

	Other Assets and Liabilities, Net (12.1%)			(298,524,228)

	Total Net Assets 100.0%			$2,463,104,159

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$392,951,115
Gross unrealized depreciation	(72,788,246)

Net unrealized appreciation (depreciation)	$320,162,869

Cost for federal income tax purposes	$2,441,465,518

The accompanying Notes to Financial Statements are an integral part of this schedule.

125

Large Cap Growth Portfolio II Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (99.4%)	Value	Shares	Common Stock (99.4%)	Value

Consumer Discretionary (11.3%)			Energy (6.0%)
1,400	Abercrombie & Fitch Company	$102,172	1,200	Cameron International
2,000	Brunswick Corporation	65,260		Corporation #	$85,764
3,200	Cheesecake Factory, Inc. #	78,464	2,350	Devon Energy Corporation	183,982
3,650	Coach, Inc. #	172,974	2,000	Diamond Offshore Drilling, Inc.	203,120
13,600	Comcast Corporation #	380,256	2,400	Exxon Mobil Corporation	201,312
2,200	DreamWorks Animation		1,000	FMC Technologies, Inc. #	79,220
	SKG, Inc. #	63,448	2,200	GlobalSantaFe Corporation	158,950
5,000	Gap, Inc.	95,500	3,200	Halliburton Company	110,400
8,100	Home Depot, Inc.	318,735	1,100	Marathon Oil Corporation	65,956
4,700	International Game Technology	186,590	600	National Oilwell Varco, Inc. #	62,544
2,700	J.C. Penney Company, Inc.		1,400	Oceaneering International, Inc. #	73,696
	(Holding Company)	195,426	5,300	Schlumberger, Ltd.	450,182
5,605	Kohl’s Corporation #	398,123	1,100	Suncor Energy, Inc.	98,912
900	Las Vegas Sands Corporation #	68,751	1,900	Ultra Petroleum Corporation #	104,956
4,700	Marriott International, Inc.	203,228	2,566	XTO Energy, Inc.	154,217

2,700	McDonald’s Corporation	137,052		Total Energy	2,033,211

3,600	McGraw-Hill Companies, Inc.	245,088
10,100	News Corporation	231,694	Financials (12.2%)
3,100	OfficeMax, Inc.	121,830	1,400	AFLAC, Inc.	71,960
2,100	Royal Caribbean Cruises, Ltd. *	90,258	900	AllianceBernstein Holding, LP	78,381
3,300	Starbucks Corporation #	86,592	3,700	American Express Company	226,366
1,410	Starwood Hotels & Resorts		3,500	American International
	Worldwide, Inc.	94,569		Group, Inc.	245,105
4,700	Toll Brothers, Inc. #	117,406	5,400	CB Richard Ellis Group, Inc. #	197,100
3,300	Viacom, Inc. #	137,379	10,150	Charles Schwab Corporation	208,278
4,200	Walt Disney Company	143,388	600	Chicago Mercantile Exchange
1,300	Wynn Resorts, Ltd. *	116,597		Holdings, Inc.	320,616

	Total Consumer		6,100	Citigroup, Inc.	312,869
	Discretionary	3,850,780	1,300	Franklin Resources, Inc.	172,211

			2,000	Goldman Sachs Group, Inc.	433,500
Consumer Staples (8.0%)			1,300	IntercontinentalExchange, Inc. #	192,205
2,500	Altria Group, Inc.	175,350	2,800	Jefferies Group, Inc.	75,544
5,000	Avon Products, Inc.	183,750	1,350	Legg Mason, Inc.	132,813
3,200	Campbell Soup Company	124,192	4,200	Lehman Brothers Holdings, Inc.	312,984
3,900	Costco Wholesale Corporation	228,228	4,100	Morgan Stanley	343,908
12,400	CVS/Caremark Corporation	451,980	800	Nymex Holdings, Inc.	100,504
7,820	PepsiCo, Inc.	507,127	1,200	NYSE Euronext	88,344
9,600	Procter & Gamble Company	587,424	3,300	optionsXpress Holdings, Inc.	84,678
5,300	Safeway, Inc.	180,359	1,700	Prudential Financial, Inc.	165,291
5,800	Wal-Mart Stores, Inc.	279,038	3,650	State Street Corporation	249,660

	Total Consumer Staples	2,717,448	3,200	T. Rowe Price Group, Inc.	166,048

				Total Financials	4,178,365

The accompanying Notes to Financial Statements are an integral part of this schedule.

126

Large Cap Growth Portfolio II

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (99.4%)	Value	Shares	Common Stock (99.4%)	Value

Health Care (16.5%)			2,200	Illinois Tool Works, Inc.	$119,218
5,500	Abbott Laboratories	$294,525	3,100	Monster Worldwide, Inc. #	127,410
3,600	Allergan, Inc.	207,504	1,200	Norfolk Southern Corporation	63,084
4,110	Amgen, Inc. #	227,242	2,300	Precision Castparts Corporation	279,128
1,800	Amylin Pharmaceuticals, Inc. #*	74,088	1,600	Rockwell Collins, Inc.	113,024
5,000	Baxter International, Inc.	281,700	1,700	Thomas & Betts Corporation #	98,600
3,700	Bristol-Myers Squibb Company	116,772	3,400	UAL Corporation #*	138,006
4,900	Celgene Corporation #	280,917	900	Union Pacific Corporation	103,635
4,400	Express Scripts, Inc. #	220,044	4,450	United Technologies Corporation	315,638

4,450	Genentech, Inc. #	336,687		Total Industrials	3,907,301

3,969	Genzyme Corporation #	255,604
12,400	Gilead Sciences, Inc. #	480,748	Information Technology (27.2%)
1,800	Hologic, Inc. #*	99,558	5,072	Accenture, Ltd.	217,538
2,630	Johnson & Johnson	162,061	9,000	Adobe Systems, Inc. #	361,350
3,000	McKesson Corporation	178,920	1,500	Akamai Technologies, Inc. #	72,960
5,470	Medtronic, Inc.	283,674	4,350	Alcatel-Lucent ADR	60,900
4,400	Merck & Company, Inc.	219,120	6,300	Apple Computer, Inc. #	768,852
6,200	Schering-Plough Corporation	188,728	5,350	Broadcom Corporation #	156,488
2,200	Shire Pharmaceuticals Group		37,170	Cisco Systems, Inc. #	1,035,181
	plc ADR	163,086	2,450	Citrix Systems, Inc. #	82,492
3,600	St. Jude Medical, Inc. #	149,364	3,250	Cognizant Technology Solutions
5,200	Teva Pharmaceutical Industries,			Corporation #	244,042
	Ltd. ADR	214,500	8,580	Corning, Inc. #	219,219
5,448	Thermo Electron Corporation #	281,771	7,660	eBay, Inc. #	246,499
7,100	UnitedHealth Group, Inc.	363,094	3,900	Electronic Arts, Inc. #	184,548
3,200	WellPoint, Inc. #	255,456	9,300	EMC Corporation #	168,330
2,580	Wyeth	147,937	5,000	Emulex Corporation #	109,200
1,700	Zimmer Holdings, Inc. #	144,313	1,200	F5 Networks, Inc. #	96,720

	Total Health Care	5,627,413	1,800	FormFactor, Inc. #	68,940

			3,950	Foundry Networks, Inc. #	65,807
Industrials (11.4%)			1,900	Google, Inc. #	994,422
4,200	Boeing Company	403,872	7,600	Hewlett-Packard Company	339,112
1,000	C.H. Robinson Worldwide, Inc.	52,520	3,100	Informatica Corporation #	45,787
1,000	Caterpillar, Inc.	78,300	8,800	Intel Corporation	209,088
1,400	Chicago Bridge and Iron Company	52,836	2,200	International Rectifier
3,300	Danaher Corporation	249,150		Corporation #	81,972
1,650	Deere & Company	199,221	8,800	Marvell Technology Group, Ltd. #	160,248
5,700	Emerson Electric Company	266,760	4,000	Maxim Integrated Products, Inc.	133,640
3,700	Expeditors International of		26,270	Microsoft Corporation	774,177
	Washington, Inc.	152,810	4,300	Motorola, Inc.	76,110
1,170	FedEx Corporation	129,835	6,000	Network Appliance, Inc. #	175,200
1,300	Fluor Corporation	144,781	3,600	NVIDIA Corporation #	148,716
1,400	Foster Wheeler, Ltd. #	149,786	9,600	ON Semiconductor Corporation #	102,912
3,100	General Dynamics Corporation	242,482	13,200	Oracle Corporation #	260,172
11,160	General Electric Company	427,205	5,600	Qimonda AG ADR #	86,520

The accompanying Notes to Financial Statements are an integral part of this schedule.

127

Large Cap Growth Portfolio II

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (99.4%)	Value	Shares	Common Stock (99.4%)	Value

Information Technology — continued			Telecommunications Services (3.8%)
12,050	QUALCOMM, Inc.	$522,850	6,200	America Movil SA de CV ADR	$383,966
800	Research in Motion, Ltd. #	159,992	4,200	American Tower Corporation #	176,400
1,500	SanDisk Corporation #	73,410	3,900	AT&T, Inc.	161,850
23,300	Sun Microsystems, Inc. #	122,558	8,100	Level 3 Communications, Inc. #	47,385
7,600	Texas Instruments, Inc.	285,988	4,100	NII Holdings, Inc. #	331,034
3,400	ValueClick, Inc. #	100,164	2,300	Tim Participacoes SA ADR *	79,281
4,600	Western Union Company	95,818	6,200	Time Warner Telecom, Inc. #	124,620

6,200	Yahoo!, Inc. #	168,206		Total Telecommunications

	Total Information			Services	1,304,536

	Technology	9,276,128

				Total Common Stock
Materials (3.0%)				(cost $28,823,803)	33,910,902

2,500	Air Products and Chemicals, Inc.	200,925
800	Allegheny Technologies, Inc.	83,904
2,400	Ecolab, Inc.	102,480
2,450	Freeport-McMoRan Copper &
	Gold, Inc.	202,909
6,300	Monsanto Company	425,502

	Total Materials	1,015,720

The accompanying Notes to Financial Statements are an integral part of this schedule.

128

Large Cap Growth Portfolio II

Schedule of Investments as of June 29, 2007 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (1.6%)	Rate (+)	Date	Value

560,250	Thrivent Financial Securities Lending Trust	5.360%	N/A	$560,250

	Total Collateral Held for Securities Loaned
	(cost $560,250)			560,250

		Interest	Maturity
Shares	Short-Term Investments (1.1%)	Rate (+)	Date	Value

358,208	Thrivent Money Market Portfolio	5.050%	N/A	$358,208

	Total Short-Term Investments (at amortized cost)			358,208

	Total Investments (cost $29,742,261) 102.1%			$34,829,360

	Other Assets and Liabilities, Net (2.1%)			(716,858)

	Total Net Assets 100.0%			$34,112,502

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$5,772,114
Gross unrealized depreciation	(685,015)

Net unrealized appreciation (depreciation)	$5,087,099

Cost for federal income tax purposes	$29,742,261

The accompanying Notes to Financial Statements are an integral part of this schedule.

129

Partner Growth Stock Portfolio Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (97.8%)	Value	Shares	Common Stock (97.8%)	Value

Consumer Discretionary (11.4%)			Financials (17.4%)
17,500	Amazon.com, Inc. #	$1,197,175	27,300	American Express Company	$1,670,214
15,000	Bed Bath & Beyond, Inc. #*	539,850	30,100	American International
15,900	Clear Channel			Group, Inc.	2,107,903
	Communications, Inc.	601,338	44,618	Anglo Irish Bank Corporation plc	915,650
19,100	Coach, Inc. #	905,149	45,400	Charles Schwab Corporation	931,608
18,100	Grupo Televisia SA ADR	499,741	600	Chicago Mercantile
8,100	Harman International			Exchange Holdings, Inc.	320,616
	Industries, Inc.	946,080	26,400	Citigroup, Inc.	1,354,056
16,700	International Game Technology	662,990	27,700	Countrywide Financial
20,800	Kohl’s Corporation #	1,477,424		Corporation *	1,006,895
17,500	Lennar Corporation	639,800	44,600	E*TRADE Financial Corporation #	985,214
5,225	Liberty Media Corporation —		16,921	Erste Bank der oesterreichischen
	Capital #	614,878		Sparkassen AG	1,318,748
21,833	Liberty Media Corporation —		10,200	Franklin Resources, Inc.	1,351,194
	Interactive #	487,531	5,000	Goldman Sachs Group, Inc.	1,083,750
30,600	Lowe’s Companies, Inc.	939,114	5,200	ICICI Bank, Ltd. ADR §	255,580
19,100	Marriott International, Inc.	825,884	7,700	Legg Mason, Inc.	757,526
4,700	MGM MIRAGE #	387,656	12,300	Morgan Stanley	1,031,724
22,300	PETsMART, Inc. *	723,635	12,100	Northern Trust Corporation	777,304
26,400	Target Corporation	1,679,040	12,100	Prudential Financial, Inc.	1,176,483
14,400	Viacom, Inc. #	599,472	26,400	State Street Corporation	1,805,760
3,200	Wynn Resorts, Ltd. *	287,008	40,800	UBS AG	2,440,014

	Total Consumer			Total Financials	21,290,239

	Discretionary	14,013,765

			Health Care (13.6%)
Consumer Staples (6.9%)			22,600	Aetna, Inc.	1,116,440
64,537	CVS/Caremark Corporation	2,352,374	2,000	Alcon, Inc.	269,820
8,097	InBev NV	641,285	6,500	Allergan, Inc.	374,660
14,500	PepsiCo, Inc.	940,325	10,400	Amgen, Inc. #	575,016
21,937	Procter & Gamble Company	1,342,325	9,300	Celgene Corporation #	533,169
8,919	Reckitt Benckiser plc	488,254	9,300	Eli Lilly and Company	519,684
12,000	SYSCO Corporation	395,880	19,200	Genentech, Inc. #	1,452,672
12,100	Walgreen Company *	526,834	33,000	Gilead Sciences, Inc. #	1,279,410
10,000	Wal-Mart de Mexico ADR	379,913	7,500	Humana, Inc. #	456,825
17,100	Wal-Mart Stores, Inc.	822,681	10,200	Medco Health Solutions, Inc. #	795,498
15,300	Whole Foods Market, Inc. *	585,990	30,400	Medtronic, Inc.	1,576,544

	Total Consumer Staples	8,475,861	598	Nobel Biocare Holding AG	195,206

			12,330	Novartis AG	692,213
Energy (6.7%)			6,468	Roche Holding AG	1,146,042
17,000	Baker Hughes, Inc.	1,430,210	5,300	St. Jude Medical, Inc. #	219,897
9,900	EOG Resources, Inc.	723,294	11,300	Stryker Corporation	712,917
13,200	Exxon Mobil Corporation	1,107,216	19,800	UnitedHealth Group, Inc.	1,012,572
8,900	Murphy Oil Corporation	529,016	27,900	WellPoint, Inc. #	2,227,257
31,700	Schlumberger, Ltd.	2,692,598	18,800	Wyeth	1,077,992
21,626	Total SA	1,753,278	4,700	Zimmer Holdings, Inc. #	398,983

	Total Energy	8,235,612		Total Health Care	16,632,817

The accompanying Notes to Financial Statements are an integral part of this schedule.

130

Partner Growth Stock Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (97.8%)	Value	Shares	Common Stock (97.8%)	Value

Industrials (10.8%)			22,500	Intel Corporation	$534,600
27,700	Danaher Corporation	$2,091,350	14,600	Intuit, Inc. #	439,168
3,300	Deere & Company	398,442	34,000	Juniper Networks, Inc. #*	855,780
16,300	Expeditors International of		65,400	Marvell Technology Group, Ltd. #	1,190,934
	Washington, Inc.	673,190	26,700	Maxim Integrated Products, Inc.	892,047
9,000	Fastenal Company *	376,740	77,375	Microsoft Corporation	2,280,241
3,300	Foster Wheeler, Ltd. #	353,067	23,400	QUALCOMM, Inc.	1,015,326
11,400	General Dynamics Corporation	891,708	245,100	Telefonaktiebolaget LM Ericsson	977,676
135,300	General Electric Company	5,179,284	29,900	Xilinx, Inc. *	800,423
7,600	Joy Global, Inc. *	443,308	27,900	Yahoo!, Inc. #	756,927

5,687	Schneider Electric SA	796,741		Total Information
80,000	Southwest Airlines Company	1,192,800		Technology	28,940,316

26,000	Tyco International, Ltd. #	878,540

	Total Industrials	13,275,170	Materials (1.5%)

			36,287	BHP Billiton, Ltd.	1,084,300
Information Technology (23.6%)			11,200	Monsanto Company	756,448

46,500	Accenture, Ltd.	1,994,385		Total Materials	1,840,748

18,000	Adobe Systems, Inc. #	722,700
29,100	Amdocs, Ltd. #	1,158,762	Telecommunications Services (5.3%)
21,800	Analog Devices, Inc.	820,552	30,600	America Movil SA de CV ADR	1,895,058
7,000	Apple Computer, Inc. #	854,280	26,300	American Tower Corporation #	1,104,600
19,800	Applied Materials, Inc.	393,426	36,600	Crown Castle International
29,800	ASML Holding NV ADR #	818,010		Corporation #*§	1,327,482
20,500	Autodesk, Inc. #	965,140	3,400	Leap Wireless International, Inc. #	287,300
31,300	Automatic Data Processing, Inc.	1,517,111	11,400	Metropcs Communications, Inc. #	376,656
65,400	Cisco Systems, Inc. #	1,821,390	35,000	Rogers Communications, Inc.	1,487,150

42,000	Corning, Inc. #	1,073,100		Total Telecommunications
18,000	Dell, Inc. #	513,900		Services	6,478,246

33,700	eBay, Inc. #	1,084,466
10,400	Electronic Arts, Inc. #	492,128	Utilities (0.6%)
40,600	EMC Corporation #*	734,860	31,300	AES Corporation #±	684,844

5,000	Google, Inc. #	2,616,900		Total Utilities	684,844

43,000	Hon Hai Precision Industry

	Company, Ltd.	769,700		Total Common Stock
16,800	Infosys Technologies, Ltd. ADR	846,384		(cost $89,297,806)	119,867,618

The accompanying Notes to Financial Statements are an integral part of this schedule.

131

Partner Growth Stock Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (6.4%)	Rate (+)	Date	Value

7,802,130	Thrivent Financial Securities Lending Trust	5.360%	N/A	$7,802,130

	Total Collateral Held for Securities Loaned
	(cost $7,802,130)			7,802,130

		Interest	Maturity
Shares	Short-Term Investments (2.2%)	Rate(+)	Date	Value

2,701,362	Thrivent Money Market Portfolio	5.050%	N/A	$2,701,362

	Total Short-Term Investments (at amortized cost)			2,701,362

	Total Investments (cost $99,801,298) 106.4%			$130,371,110

	Other Assets and Liabilities, Net (6.4%)			(7,853,572)

	Total Net Assets 100.0%			$122,517,538

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$31,528,172
Gross unrealized depreciation	(958,360)

Net unrealized appreciation (depreciation)	$30,569,812

Cost for federal income tax purposes	$99,801,298

The accompanying Notes to Financial Statements are an integral part of this schedule.

132

Large Cap Value Portfolio Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (97.8%)	Value	Shares	Common Stock (97.8%)	Value

Consumer Discretionary (8.7%)			99,400	Schlumberger, Ltd.	$8,443,036
37,300	BorgWarner, Inc.	$3,209,292	176,400	Total SA ADR	14,284,872

70,850	CBS Corporation *	2,360,722		Total Energy	99,404,035

1	Citadel Broadcasting Company	2
352,550	Comcast Corporation #*	9,913,706	Financials (27.5%)
56,800	Darden Restaurants, Inc.	2,498,632	48,800	ACE, Ltd.	3,050,976
36,600	Gannett Company, Inc.	2,011,170	269,700	American International
67,900	J.C. Penney Company, Inc.			Group, Inc.	18,887,091
	(Holding Company) *	4,914,602	385,950	Bank of America Corporation	18,869,096
102,760	Liberty Media Corporation —		201,700	Bank of New York
	Capital #	12,092,797		Company, Inc. #	8,358,448
57,400	Macy’s Group, Inc	2,283,372	111,900	Chubb Corporation	6,058,266
99,900	McDonald’s Corporation	5,070,924	450,545	Citigroup, Inc.	23,108,453
384,000	News Corporation	8,144,640	61,100	City National Corporation	4,649,099
44,600	NIKE, Inc.	2,599,734	82,200	Countrywide Financial
79,900	Office Depot, Inc. #	2,420,970		Corporation *	2,987,970
71,000	Sherwin-Williams Company	4,719,370	22,600	Everest Re Group, Ltd.	2,455,264
37,800	Target Corporation	2,404,080	111,775	Federal Home Loan Mortgage
296,000	Time Warner, Inc.	6,227,840		Corporation	6,784,742
159,700	TJX Companies, Inc.	4,391,750	74,900	Federal National Mortgage
168,100	Walt Disney Company *	5,738,934		Association	4,893,217

	Total Consumer		28,200	Goldman Sachs Group, Inc.	6,112,350
	Discretionary	81,002,537	28,115	Hartford Financial Services

				Group, Inc.	2,769,609
Consumer Staples (8.7%)			384,100	Hudson City Bancorp, Inc.	4,693,702
233,200	Altria Group, Inc.	16,356,648	565,952	J.P. Morgan Chase & Company	27,420,374
105,600	Anheuser-Busch Companies, Inc.	5,508,096	42,500	Lehman Brothers Holdings, Inc.	3,167,100
271,600	ConAgra Foods, Inc.	7,295,176	149,600	Mellon Financial Corporation	6,582,400
162,400	Estee Lauder Companies, Inc.	7,390,824	152,100	Merrill Lynch & Company, Inc.	12,712,518
283,300	General Mills, Inc.	16,550,386	128,400	Morgan Stanley	10,770,192
95,445	Kimberly-Clark Corporation	6,384,316	40,200	PMI Group, Inc.	1,795,734
161,439	Kraft Foods, Inc.	5,690,725	94,400	PNC Financial Services
160,600	Kroger Company	4,517,678		Group, Inc.	6,757,152
65,400	Safeway, Inc.	2,225,562	171,400	Principal Financial Group, Inc.	9,990,906
82,600	Unilever NV ADR	2,562,252	51,700	Prudential Financial, Inc.	5,026,791
137,100	Wal-Mart Stores, Inc.	6,595,881	22,500	Simon Property Group, Inc.	2,093,400

	Total Consumer Staples	81,077,544	204,100	State Street Corporation	13,960,440

			183,900	Travelers Companies, Inc.	9,838,650
Energy (10.6%)			151,300	U.S. Bancorp	4,985,335
102,640	Apache Corporation	8,374,398	185,833	Wachovia Corporation	9,523,941
155,866	Chevron Corporation *	13,130,152	163,300	Washington Federal, Inc.	3,969,823
147,558	ConocoPhillips	11,583,303	116,713	Washington Mutual, Inc.	4,976,642
408,900	Exxon Mobil Corporation	34,298,534	282,390	Wells Fargo & Company	9,931,656

160,500	Occidental Petroleum			Total Financials	257,181,337

	Corporation	9,289,740

The accompanying Notes to Financial Statements are an integral part of this schedule.

133

Large Cap Value Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (97.8%)	Value	Shares	Common Stock (97.8%)	Value

Health Care (9.1%)			225,500	Hewlett-Packard Company	$10,061,810
216,400	Abbott Laboratories	$11,588,220	607,700	Intel Corporation	14,438,952
53,200	Aetna, Inc.	2,628,080	131,500	International Business
37,100	Amgen, Inc. #	2,051,259		Machines Corporation	13,840,375
113,200	Baxter International, Inc.	6,377,688	224,200	Microsoft Corporation	6,607,174
90,525	Johnson & Johnson	5,578,150	113,900	Motorola, Inc.	2,016,030
140,300	McKesson Corporation	8,367,492	113,190	Nokia Oyj ADR	3,181,771
99,400	Merck & Company, Inc.	4,950,120	152,200	Oracle Corporation #	2,999,862
53,300	Novartis AG ADR	2,988,531	198,500	Sybase, Inc. #	4,742,165
802,400	Pfizer, Inc.	20,517,368	100,900	Symantec Corporation #	2,038,180
255,600	Sanofi-Aventis ADR	10,293,012	209,900	Tellabs, Inc. #	2,258,524

55,100	WellPoint, Inc. #	4,398,633		Total Information
100,900	Wyeth	5,785,606		Technology	81,744,010

	Total Health Care	85,524,159

			Materials (4.4%)
Industrials (11.6%)			148,495	Alcoa, Inc.	6,018,502
266,600	AMR Corporation #	7,024,910	82,600	Dow Chemical Company *	3,652,572
47,800	Armstrong World Industries, Inc. #	2,397,170	187,000	E.I. du Pont de Nemours
65,600	Avery Dennison Corporation	4,361,088		and Company	9,507,080
118,200	CSX Corporation	5,328,456	94,040	International Paper Company *	3,672,262
47,700	Deere & Company	5,759,298	303,200	MeadWestvaco Corporation	10,709,024
132,200	Emerson Electric Company	6,186,960	73,400	Praxair, Inc.	5,284,066
178,800	Flowserve Corporation	12,802,080	42,900	Rohm and Haas Company	2,345,772

27,800	General Dynamics Corporation	2,174,516		Total Materials	41,189,278

408,500	General Electric Company	15,637,380
150,800	Honeywell International, Inc.	8,487,024	Telecommunications Services (5.8%)
116,800	Lockheed Martin Corporation	10,994,384	600,623	AT&T, Inc.	24,925,854
32,300	Northrop Grumman		295,002	Sprint Nextel Corporation	6,109,491
	Corporation	2,515,201	235,700	Time Warner Telecom, Inc. #*	4,737,570
179,700	Republic Services, Inc.	5,506,008	440,555	Verizon Communications, Inc.	18,137,649

141,200	Tyco International, Ltd. #	4,771,148		Total Telecommunications
104,600	United Technologies			Services	53,910,564

	Corporation	7,419,278
193,000	Waste Management, Inc.	7,536,650	Utilities (2.7%)

	Total Industrials	108,901,551	63,000	Entergy Corporation	6,763,050

			149,200	Exelon Corporation *	10,831,920
Information Technology (8.7%)			111,200	FirstEnergy Corporation	7,197,976

170,900	Accenture, Ltd.	7,329,901		Total Utilities	24,792,946

393,000	AMIS Holdings, Inc. #	4,920,360

98,340	Applied Materials, Inc.	1,954,016		Total Common Stock
107,600	Cisco Systems, Inc. #	2,996,660		(cost $761,911,391)	914,727,961

82,600	Dell, Inc. #	2,358,230

The accompanying Notes to Financial Statements are an integral part of this schedule.

134

Large Cap Value Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (4.7%)	Rate (+)	Date	Value

44,034,950	Thrivent Financial Securities Lending Trust	5.360%	N/A	$44,034,950

	Total Collateral Held for Securities Loaned
	(cost $44,034,950)			44,034,950

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (5.3%)	Rate (+)	Date	Value

$4,000,000	DNB NOR ASA	5.360%	7/2/2007	$3,998,809
15,000,000	Solitaire Funding, LLC	5.360	7/2/2007	14,995,533
13,955,358	Thrivent Money Market Portfolio	5.050	N/A	13,955,358
13,465,000	UBS Americas, Inc.	5.350	7/2/2007	13,460,998
3,000,000	Victory Receivables Corporation	5.410	7/5/2007	2,997,746

	Total Short-Term Investments (at amortized cost)			49,408,444

	Total Investments (cost $855,354,785) 107.8%			$1,008,171,355

	Other Assets and Liabilities, Net (7.8%)			(72,664,439)

	Total Net Assets 100.0%			$935,506,916

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$158,091,575
Gross unrealized depreciation	(5,275,005)

Net unrealized appreciation (depreciation)	$152,816,570

Cost for federal income tax purposes	$855,354,785

The accompanying Notes to Financial Statements are an integral part of this schedule.

135

Large Cap Stock Portfolio Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (95.9%)	Value	Shares	Common Stock (95.9%)	Value

Consumer Discretionary (7.1%)			18,200	National Oilwell Varco, Inc. #	$1,897,168
409,985	Comcast Corporation #	$11,496,410	74,289	Occidental Petroleum
54,590	Darden Restaurants, Inc.	2,401,414		Corporation	4,299,847
119,000	Home Depot, Inc.	4,682,650	126,383	Schlumberger, Ltd. *	10,734,972
92,869	International Game Technology	3,686,899	25,016	Suncor Energy, Inc.	2,249,439
31,069	J.C. Penney Company, Inc.		161,029	Total SA ADR	13,040,128
	(Holding Company) *	2,248,774	73,312	XTO Energy, Inc.	4,406,051

146,677	Kohl’s Corporation #	10,418,467		Total Energy	100,855,214

39,200	Liberty Media Corporation —
	Capital #	4,613,056	Financials (20.2%)
149,935	Marriott International, Inc.	6,483,189	78,500	American Express Company	4,802,630
213,326	News Corporation *	4,893,698	207,587	American International
264,624	News Corporation	5,612,675		Group, Inc.	14,537,318
36,800	Nordstrom, Inc.	1,881,216	40,020	Ameriprise Financial, Inc.	2,544,071
76,250	Office Depot, Inc. #	2,310,375	321,100	Bank of America Corporation	15,698,579
32,050	Sherwin-Williams Company	2,130,364	92,800	Bank of New York
94,287	Time Warner, Inc.	1,983,798		Company, Inc. #	3,845,632
145,935	TJX Companies, Inc.	4,013,212	12,032	Chicago Mercantile Exchange
81,550	Toll Brothers, Inc. #	2,037,119		Holdings, Inc.	6,429,420

	Total Consumer		80,074	Chubb Corporation	4,335,206
	Discretionary	70,893,316	350,799	Citigroup, Inc.	17,992,481

			74,289	City National Corporation	5,652,650
Consumer Staples (8.0%)			38,716	Countrywide Financial
152,996	Altria Group, Inc.	10,731,139		Corporation *	1,407,327
99,872	Anheuser-Busch Companies, Inc.	5,209,324	66,842	Federal National Mortgage
101,100	Avon Products, Inc.	3,715,425		Association	4,366,788
256,197	ConAgra Foods, Inc.	6,881,451	145,612	Fifth Third Bancorp	5,790,989
91,300	Costco Wholesale Corporation	5,342,876	22,700	Franklin Resources, Inc.	3,007,069
173,496	CVS/Caremark Corporation	6,323,929	42,565	Goldman Sachs Group, Inc.	9,225,964
133,784	Estee Lauder Companies, Inc.	6,088,510	175,000	Hudson City Bancorp, Inc.	2,138,500
180,827	General Mills, Inc.	10,563,913	19,150	IntercontinentalExchange,
99,826	Kraft Foods, Inc.	3,518,866		Inc. #*	2,831,328
157,750	Procter & Gamble Company	9,652,722	223,508	J.P. Morgan Chase & Company	10,828,963
73,500	Safeway, Inc.	2,501,205	25,989	Legg Mason, Inc. *	2,556,798
194,181	Wal-Mart Stores, Inc.	9,342,048	114,048	Lehman Brothers Holdings, Inc. *	8,498,857

	Total Consumer Staples	79,871,408

			41,400	Loews Corporation	2,110,572
Energy (10.1%)			130,941	Mellon Financial Corporation *	5,761,404
63,218	Apache Corporation	5,157,957	133,784	Merrill Lynch & Company, Inc.	11,181,667
30,315	Chevron Corporation	2,553,736	79,400	MetLife, Inc.	5,119,712
138,730	ConocoPhillips	10,890,305	88,973	Morgan Stanley *	7,463,055
45,100	Devon Energy Corporation	3,530,879	27,600	NYSE Euronext *	2,031,912
33,500	Diamond Offshore Drilling, Inc.	3,402,260	91,344	Principal Financial Group, Inc.	5,324,442
405,165	Exxon Mobil Corporation ‡	33,985,240	57,580	Prudential Financial, Inc.	5,598,503
65,152	GlobalSantaFe Corporation	4,707,232	120,551	State Street Corporation	8,245,688

The accompanying Notes to Financial Statements are an integral part of this schedule.

136

Large Cap Stock Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (95.9%)	Value	Shares	Common Stock (95.9%)	Value

Financials — continued			59,195	Lockheed Martin Corporation	$5,572,025
125,356	Travelers Companies, Inc.	$6,706,546	59,850	Monster Worldwide, Inc. #	2,459,835
134,899	Wachovia Corporation	6,913,574	60,987	Precision Castparts Corporation	7,401,382
75,100	Washington Federal, Inc.	1,825,681	105,274	UAL Corporation #*	4,273,072
172,399	Wells Fargo & Company	6,063,273	32,796	Union Pacific Corporation	3,776,459

	Total Financials	200,836,599	104,648	United Technologies

				Corporation	7,422,683
Health Care (12.3%)			188,374	Waste Management, Inc.	7,356,005

296,859	Abbott Laboratories	15,896,799		Total Industrials	110,120,052

72,160	Allergan, Inc. *	4,159,302
20,200	Amgen, Inc. #	1,116,858	Information Technology (17.5%)
85,183	Baxter International, Inc.	4,799,210	290,087	Accenture, Ltd.	12,441,831
123,226	Express Scripts, Inc. #	6,162,532	108,953	Adobe Systems, Inc. #	4,374,463
91,094	Genzyme Corporation #	5,866,454	95,350	Alcatel-Lucent ADR *	1,334,900
298,440	Gilead Sciences, Inc. #	11,570,519	133,004	AMIS Holdings, Inc. #	1,665,210
204,375	Johnson & Johnson	12,593,588	84,074	Apple Computer, Inc. #	10,260,391
199,244	McKesson Corporation	11,882,912	123,071	Broadcom Corporation #	3,599,827
68,824	Medtronic, Inc.	3,569,213	531,764	Cisco Systems, Inc. #	14,809,627
95,050	Merck & Company, Inc.	4,733,490	132,313	Citrix Systems, Inc. #	4,454,979
427,615	Pfizer, Inc.	10,934,116	56,857	Cognizant Technology Solutions
138,388	Sanofi-Aventis ADR	5,572,885		Corporation #	4,269,392
188,322	Thermo Electron Corporation #	9,740,014	134,045	Corning, Inc. #	3,424,850
86,777	UnitedHealth Group, Inc.	4,437,776	94,417	eBay, Inc. #	3,038,339
55,164	WellPoint, Inc. #	4,403,742	121,874	Emulex Corporation #	2,661,728
89,744	Wyeth	5,145,921	21,400	F5 Networks, Inc. #	1,724,840

	Total Health Care	122,585,331	25,621	Google, Inc. #	13,409,519

			296,460	Hewlett-Packard Company	13,228,045
Industrials (11.1%)			473,126	Intel Corporation	11,241,474
163,300	AMR Corporation #‡	4,302,955	149,758	International Business Machines
45,282	Armstrong World			Corporation	15,762,030
	Industries, Inc. #	2,270,892	86,000	Maxim Integrated
62,137	Avery Dennison Corporation	4,130,868		Products, Inc.	2,873,260
72,222	Boeing Company	6,944,868	750,399	Microsoft Corporation	22,114,259
11,741	Caterpillar, Inc.	919,320	67,900	Network Appliance, Inc. #	1,982,680
106,338	CSX Corporation	4,793,717	163,138	Oracle Corporation #	3,215,450
59,182	Danaher Corporation	4,468,241	233,219	QUALCOMM, Inc.	10,119,372
32,119	Deere & Company	3,878,048	589,600	Sun Microsystems, Inc. #*	3,101,296
88,800	Emerson Electric Company	4,155,840	91,700	Sybase, Inc. #	2,190,713
124,375	Flowserve Corporation	8,905,250	202,173	Tellabs, Inc. #	2,175,381
28,400	Fluor Corporation	3,162,908	105,387	Texas Instruments, Inc.	3,965,713

39,550	General Dynamics Corporation	3,093,601		Total Information
372,440	General Electric Company	14,257,003		Technology	173,439,569

116,828	Honeywell International, Inc.	6,575,080

The accompanying Notes to Financial Statements are an integral part of this schedule.

137

Large Cap Stock Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (95.9%)	Value	Shares	Common Stock (95.9%)	Value

Materials (5.1%)			79,809	NII Holdings, Inc. #*	$6,443,779
54,427	Air Products and Chemicals, Inc.	$4,374,298	50,343	Tim Participacoes SA ADR *	1,735,323
341,075	Alcoa, Inc.	13,823,770	212,876	Time Warner Telecom, Inc. #*	4,278,808

23,078	Allegheny Technologies, Inc.	2,420,421		Total Telecommunications
105,557	E.I. du Pont de Nemours			Services	30,464,077

	and Company	5,366,518
50,714	Freeport-McMoRan Copper &		Utilities (1.4%)
	Gold, Inc.	4,200,133	279,682	Southern Company	9,590,296
211,896	MeadWestvaco Corporation	7,484,167	63,551	TXU Corporation	4,276,982

107,113	Monsanto Company	7,234,412		Total Utilities	13,867,278

85,759	Praxair, Inc.	6,173,790

	Total Materials	51,077,509		Total Common Stock

				(cost $843,982,846)	954,010,353

Telecommunications Services (3.1%)
147,061	America Movil SA de CV ADR	9,107,488
214,426	AT&T, Inc. ‡	8,898,679

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (6.3%)	Rate (+)	Date	Value

62,311,825	Thrivent Financial Securities Lending Trust	5.360%	N/A	$62,311,825

	Total Collateral Held for Securities Loaned
	(cost $62,311,825)			62,311,825

The accompanying Notes to Financial Statements are an integral part of this schedule.

138

Large Cap Stock Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (9.4%)	Rate (+)	Date	Value

$15,645,000	Charta, LLC	5.360%	7/2/2007	$15,640,341
1,500,000	Federal Home Loan Bank	5.187	7/18/2007	1,496,160
2,180,000	Federal National Mortgage Association ‡	5.080	7/16/2007	2,175,078
12,000,000	Kitty Hawk Funding Corporation	5.330	7/9/2007	11,984,010
20,000,000	Tempo Finance Corporation	5.390	7/2/2007	19,994,011
5,000,000	Tempo Finance Corporation	5.265	8/13/2007	4,967,825
16,756,868	Thrivent Money Market Portfolio	5.050	N/A	16,756,868
15,150,000	UBS Finance Corporation	5.350	7/2/2007	15,145,497
5,500,000	Victory Receivables Corporation	5.330	7/5/2007	5,495,928

	Total Short-Term Investments (at amortized cost)			93,655,718

	Total Investments (cost $999,950,389) 111.6%			$1,109,977,896

	Other Assets and Liabilities, Net (11.6%)			(115,659,879)

	Total Net Assets 100.0%			$994,318,017

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 500 Index Futures	53	September 2007	$20,225,065	$20,079,050	($146,015)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At June 29, 2007, $2,175,078 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $26,744,013 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$118,904,347
Gross unrealized depreciation	(8,876,840)

Net unrealized appreciation (depreciation)	$110,027,507

Cost for federal income tax purposes	$999,950,389

The accompanying Notes to Financial Statements are an integral part of this schedule.

139

Large Cap Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (99.7%)	Value	Shares	Common Stock (99.7%)	Value

Consumer Discretionary (10.2%)			11,500	IAC InterActiveCorp #	$398,015
4,600	Abercrombie & Fitch Company	$335,708	17,400	International Game Technology	690,780
16,300	Amazon.com, Inc. #	1,115,083	24,667	Interpublic Group of
7,400	Apollo Group, Inc. #	432,382		Companies, Inc. #	281,204
8,000	AutoNation, Inc. #	179,520	11,800	J.C. Penney Company, Inc.
2,600	AutoZone, Inc. #	355,212		(Holding Company)	854,084
14,400	Bed Bath & Beyond, Inc. #	518,256	10,300	Johnson Controls, Inc.	1,192,431
21,225	Best Buy Company, Inc. *	990,571	5,800	Jones Apparel Group, Inc.	163,850
5,800	Big Lots, Inc. #*	170,636	4,200	KB Home	165,354
3,600	Black & Decker Corporation	317,916	16,900	Kohl’s Corporation #	1,200,407
4,900	Brunswick Corporation	159,887	9,400	Leggett & Platt, Inc.	207,270
23,200	Carnival Corporation	1,131,464	7,300	Lennar Corporation	266,888
38,472	CBS Corporation *	1,281,887	18,004	Limited Brands, Inc.	494,210
6,200	Centex Corporation *	248,620	5,600	Liz Claiborne, Inc.	208,880
7,200	Circuit City Stores, Inc. *	108,576	79,100	Lowe’s Companies, Inc.	2,427,579
1	Citadel Broadcasting Company	3	24,168	Macy’s Group, Inc	961,403
26,100	Clear Channel		17,200	Marriott International, Inc.	743,728
	Communications, Inc.	987,102	20,650	Mattel, Inc.	522,238
19,500	Coach, Inc. #	924,105	62,800	McDonald’s Corporation	3,187,728
163,716	Comcast Corporation #	4,603,681	18,000	McGraw-Hill Companies, Inc.	1,225,440
14,300	D.R. Horton, Inc.	284,999	2,200	Meredith Corporation	135,520
7,450	Darden Restaurants, Inc.	327,726	7,700	New York Times Company *	195,580
3,300	Dillard’s, Inc.	118,569	14,673	Newell Rubbermaid, Inc.	431,826
40,500	DIRECTV Group, Inc. #	935,955	122,500	News Corporation	2,598,225
16,515	Dollar General Corporation	362,009	19,900	NIKE, Inc.	1,159,971
3,500	Dow Jones & Company, Inc.	201,075	11,900	Nordstrom, Inc.	608,328
4,500	E.W. Scripps Company	205,605	14,500	Office Depot, Inc. #	439,350
15,100	Eastman Kodak Company *	420,233	4,000	OfficeMax, Inc.	157,200
8,000	Family Dollar Stores, Inc.	274,560	17,600	Omnicom Group, Inc.	931,392
99,000	Ford Motor Company *	932,580	3,400	Polo Ralph Lauren Corporation	333,574
8,000	Fortune Brands, Inc.	658,960	11,200	Pulte Homes, Inc. *	251,440
12,400	Gannett Company, Inc.	681,380	7,100	RadioShack Corporation *	235,294
27,862	Gap, Inc.	532,164	4,332	Sears Holdings Corporation #	734,274
29,700	General Motors Corporation *	1,122,660	5,800	Sherwin-Williams Company	385,526
9,100	Genuine Parts Company	451,360	3,200	Snap-On, Inc.	161,632
10,800	Goodyear Tire &		4,500	Stanley Works	273,150
	Rubber Company #*	375,408	37,575	Staples, Inc.	891,655
16,900	H&R Block, Inc.	394,953	38,900	Starbucks Corporation #	1,020,736
13,500	Harley-Davidson, Inc. *	804,735	11,300	Starwood Hotels & Resorts
3,500	Harman International			Worldwide, Inc.	757,891
	Industries, Inc.	408,800	44,900	Target Corporation	2,855,640
9,800	Harrah’s Entertainment, Inc.	835,548	7,100	Tiffany & Company	376,726
8,550	Hasbro, Inc.	268,556	199,150	Time Warner, Inc.	4,190,116
20,500	Hilton Hotels Corporation	686,135	23,900	TJX Companies, Inc.	657,250
103,800	Home Depot, Inc.	4,084,530	6,538	Tribune Company	192,217

The accompanying Notes to Financial Statements are an integral part of this schedule.

140

Large Cap Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (99.7%)	Value	Shares	Common Stock (99.7%)	Value

Consumer Discretionary — continued			10,881	SUPERVALU, Inc.	$504,008
4,700	VF Corporation	$430,426	32,500	SYSCO Corporation	1,072,175
36,172	Viacom, Inc. #	1,505,840	13,300	Tyson Foods, Inc.	306,432
104,247	Walt Disney Company *	3,558,993	8,600	UST, Inc.	461,906
4,700	Wendy’s International, Inc.	172,725	52,600	Walgreen Company	2,290,204
4,058	Whirlpool Corporation	451,227	127,500	Wal-Mart Stores, Inc.	6,134,025
9,572	Wyndham Worldwide		7,400	Whole Foods Market, Inc. *	283,420
	Corporation #	347,081	11,275	William Wrigley Jr. Company	623,620

27,680	Yum! Brands, Inc.	905,690		Total Consumer Staples	65,317,087

	Total Consumer
	Discretionary	71,767,093	Energy (10.7%)

			24,372	Anadarko Petroleum
Consumer Staples (9.3%)				Corporation	1,267,100
110,600	Altria Group, Inc.	7,757,484	17,420	Apache Corporation	1,421,298
39,900	Anheuser-Busch		16,800	Baker Hughes, Inc.	1,413,384
	Companies, Inc.	2,081,184	15,400	BJ Services Company	437,976
34,268	Archer-Daniels-Midland		21,500	Chesapeake Energy Corporation	743,900
	Company	1,133,928	113,096	Chevron Corporation	9,527,207
23,000	Avon Products, Inc.	845,250	86,049	ConocoPhillips	6,754,846
4,300	Brown-Forman Corporation	314,244	9,500	CONSOL Energy, Inc.	438,045
11,600	Campbell Soup Company	450,196	23,400	Devon Energy Corporation	1,831,986
8,100	Clorox Company	503,010	36,818	El Paso Corporation	634,374
105,700	Coca-Cola Company	5,529,167	8,000	ENSCO International, Inc.	488,080
14,700	Coca-Cola Enterprises, Inc.	352,800	12,800	EOG Resources, Inc.	935,168
26,900	Colgate-Palmolive Company	1,744,465	296,408	Exxon Mobil Corporation	24,862,704
26,200	ConAgra Foods, Inc.	703,732	48,000	Halliburton Company	1,656,000
10,100	Constellation Brands, Inc. #	245,228	14,300	Hess Corporation	843,128
23,600	Costco Wholesale Corporation	1,381,072	36,068	Marathon Oil Corporation *	2,162,637
81,144	CVS/Caremark Corporation	2,957,699	9,900	Murphy Oil Corporation	588,456
6,900	Dean Foods Company	219,903	14,800	Nabors Industries, Ltd. #	494,024
6,300	Estee Lauder Companies, Inc.	286,713	9,300	National Oilwell Varco, Inc. #	969,432
18,200	General Mills, Inc.	1,063,244	7,100	Noble Corporation	692,392
17,100	H.J. Heinz Company	811,737	43,800	Occidental Petroleum
9,200	Hershey Company	465,704		Corporation	2,535,144
13,300	Kellogg Company	688,807	13,900	Peabody Energy Corporation	672,482
23,992	Kimberly-Clark Corporation	1,604,825	5,900	Rowan Companies, Inc.	241,782
84,352	Kraft Foods, Inc.	2,973,408	62,000	Schlumberger, Ltd.	5,266,280
37,200	Kroger Company	1,046,436	10,500	Smith International, Inc.	615,720
7,000	McCormick & Company, Inc.	267,260	33,204	Spectra Energy Corporation	861,976
2,500	Molson Coors Brewing Company	231,150	6,300	Sunoco, Inc.	501,984
7,000	Pepsi Bottling Group, Inc.	235,760	15,111	Transocean, Inc. #	1,601,464
85,670	PepsiCo, Inc.	5,555,700	28,800	Valero Energy Corporation	2,127,168
165,660	Procter & Gamble Company	10,136,735	17,700	Weatherford International, Ltd. #	977,748
9,100	Reynolds American, Inc. *	593,320	31,500	Williams Companies, Inc.	996,030
23,200	Safeway, Inc.	789,496	20,100	XTO Energy, Inc.	1,208,010

38,600	Sara Lee Corporation	671,640		Total Energy	75,767,925

The accompanying Notes to Financial Statements are an integral part of this schedule.

141

Large Cap Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (99.7%)	Value	Shares	Common Stock (99.7%)	Value

Financials (20.9%)			51,200	Federal National Mortgage
17,200	ACE, Ltd.	$1,075,344		Association	$3,344,896
25,800	AFLAC, Inc.	1,326,120	4,800	Federated Investors, Inc.	183,984
31,882	Allstate Corporation	1,961,062	28,894	Fifth Third Bancorp	1,149,114
5,500	Ambac Financial Group, Inc.	479,545	6,700	First Horizon National
62,500	American Express Company ‡	3,823,750		Corporation	261,300
136,440	American International		8,700	Franklin Resources, Inc.	1,152,489
	Group, Inc.	9,554,893	12,300	General Growth Properties, Inc.	651,285
12,300	Ameriprise Financial, Inc.	781,911	22,100	Genworth Financial, Inc.	760,240
15,425	Aon Corporation	657,259	21,500	Goldman Sachs Group, Inc.	4,660,125
5,300	Apartment Investment &		16,700	Hartford Financial Services
	Management Company *	267,226		Group, Inc.	1,645,117
11,700	Archstone-Smith Trust	691,587	27,400	Host Marriott Corporation	633,488
5,400	Assurant, Inc.	318,168	25,500	Hudson City Bancorp, Inc.	311,610
4,300	Avalonbay Communities, Inc.	511,184	18,871	Huntington Bancshares, Inc. *	429,127
233,518	Bank of America Corporation	11,416,695	179,693	J.P. Morgan Chase & Company	8,706,126
39,700	Bank of New York		9,700	Janus Capital Group, Inc.	270,048
	Company, Inc. #	1,645,168	20,700	KeyCorp	710,631
28,500	BB&T Corporation	1,159,380	12,000	Kimco Realty Corporation	456,840
6,331	Bear Stearns Companies, Inc.	886,340	6,900	Legg Mason, Inc.	678,822
6,400	Boston Properties, Inc. *	653,632	28,000	Lehman Brothers Holdings, Inc.	2,086,560
21,673	Capital One Financial		14,294	Lincoln National Corporation	1,014,166
	Corporation	1,700,030	23,400	Loews Corporation	1,192,932
9,800	CB Richard Ellis Group, Inc. #	357,700	4,000	M&T Bank Corporation	427,600
53,225	Charles Schwab Corporation	1,092,177	29,200	Marsh & McLennan
1,900	Chicago Mercantile Exchange			Companies, Inc.	901,696
	Holdings, Inc.	1,015,284	13,700	Marshall & Ilsley Corporation	652,531
21,100	Chubb Corporation	1,142,354	6,950	MBIA, Inc.	432,429
9,038	Cincinnati Financial		22,000	Mellon Financial Corporation	968,000
	Corporation	392,249	45,800	Merrill Lynch & Company, Inc.	3,827,964
10,100	CIT Group, Inc.	553,783	39,000	MetLife, Inc.	2,514,720
260,239	Citigroup, Inc.	13,347,658	4,500	MGIC Investment Corporation	255,870
8,250	Comerica, Inc.	490,628	12,200	Moody’s Corporation	758,840
10,100	Commerce Bancorp, Inc.	373,599	55,450	Morgan Stanley	4,651,146
7,000	Compass Bancshares, Inc.	482,860	30,300	National City Corporation *	1,009,596
31,200	Countrywide Financial		10,000	Northern Trust Corporation	642,400
	Corporation *	1,134,120	9,400	Plum Creek Timber
6,600	Developers Diversified Realty			Company, Inc. *	391,604
	Corporation	347,886	18,200	PNC Financial Services
22,400	E*TRADE Financial Corporation #	494,816		Group, Inc.	1,302,756
15,400	Equity Residential REIT	702,702	14,100	Principal Financial Group, Inc.	821,889
34,800	Federal Home Loan Mortgage		38,700	Progressive Corporation	926,091
	Corporation	2,112,360	13,500	ProLogis Trust *	768,150

The accompanying Notes to Financial Statements are an integral part of this schedule.

142

Large Cap Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (99.7%)	Value	Shares	Common Stock (99.7%)	Value

Financials — continued			51,900	Eli Lilly and Company *	$2,900,172
24,600	Prudential Financial, Inc.	$2,391,858	14,400	Express Scripts, Inc. #	720,144
6,600	Public Storage, Inc.	507,012	16,700	Forest Laboratories, Inc. #	762,355
37,077	Regions Financial Corporation	1,227,249	13,800	Genzyme Corporation #	888,720
5,700	SAFECO Corporation	354,882	49,000	Gilead Sciences, Inc. #	1,899,730
11,700	Simon Property Group, Inc.	1,088,568	8,180	Hospira, Inc. #	319,347
21,600	SLM Corporation	1,243,728	8,800	Humana, Inc. #	536,008
19,010	Sovereign Bancorp, Inc.	401,871	10,400	IMS Health, Inc.	334,152
20,800	State Street Corporation	1,422,720	152,340	Johnson & Johnson	9,387,191
18,700	SunTrust Banks, Inc.	1,603,338	12,800	King Pharmaceuticals, Inc. #	261,888
17,300	Synovus Financial Corporation	531,110	6,100	Laboratory Corporation of
13,968	T. Rowe Price Group, Inc.	724,800		America Holdings #	477,386
5,100	Torchmark Corporation	341,700	4,000	Manor Care, Inc.	261,160
34,881	Travelers Companies, Inc.	1,866,134	15,542	McKesson Corporation	926,925
91,485	U.S. Bancorp	3,014,431	14,743	Medco Health Solutions, Inc. #	1,149,807
18,024	UnumProvident Corporation	470,607	60,500	Medtronic, Inc.	3,137,530
6,900	Vornado Realty Trust *	757,896	114,000	Merck & Company, Inc.	5,677,200
100,593	Wachovia Corporation	5,155,391	3,000	Millipore Corporation #	225,270
46,753	Washington Mutual, Inc.	1,993,548	13,000	Mylan Laboratories, Inc.	236,470
175,700	Wells Fargo & Company	6,179,369	7,400	Patterson Companies, Inc. #	275,798
9,700	XL Capital, Ltd.	817,613	6,500	PerkinElmer, Inc.	169,390
5,900	Zions Bancorporation	453,769	369,253	Pfizer, Inc.	9,441,799

	Total Financials	147,049,246	8,400	Quest Diagnostics, Inc.	433,860

			78,300	Schering-Plough Corporation	2,383,452
Health Care (11.6%)			17,784	St. Jude Medical, Inc. #	737,858
81,000	Abbott Laboratories	4,337,550	15,700	Stryker Corporation	990,513
27,096	Aetna, Inc.	1,338,542	24,800	Tenet Healthcare Corporation #	161,448
16,000	Allergan, Inc.	922,240	22,200	Thermo Electron Corporation #	1,148,184
10,000	AmerisourceBergen Corporation	494,700	70,500	UnitedHealth Group, Inc.	3,605,370
61,040	Amgen, Inc. #‡	3,374,902	6,800	Varian Medical Systems, Inc. #	289,068
9,700	Applera Corporation (Applied		5,400	Waters Corporation #	320,544
	Biosystems Group)	296,238	5,500	Watson Pharmaceuticals, Inc. #	178,915
5,700	Barr Pharmaceuticals, Inc. #	286,311	32,200	WellPoint, Inc. #	2,570,526
3,000	Bausch & Lomb, Inc.	208,320	70,700	Wyeth	4,053,938
34,200	Baxter International, Inc.	1,926,828	12,450	Zimmer Holdings, Inc. #	1,056,880

12,800	Becton, Dickinson and Company 953,600			Total Health Care	81,962,683

15,000	Biogen Idec, Inc. #	802,500
12,850	Biomet, Inc.	587,502	Industrials (11.4%)
62,450	Boston Scientific Corporation #	957,983	37,900	3M Company	3,289,341
103,500	Bristol-Myers Squibb Company	3,266,460	13,500	Allied Waste Industries, Inc. #*	181,710
5,600	C.R. Bard, Inc.	462,728	9,200	American Standard
20,175	Cardinal Health, Inc.	1,425,162		Companies, Inc.	542,616
19,900	Celgene Corporation #	1,140,867	4,900	Avery Dennison Corporation	325,752
15,100	CIGNA Corporation	788,522	41,360	Boeing Company	3,977,178
8,200	Coventry Health Care, Inc. #	472,730

The accompanying Notes to Financial Statements are an integral part of this schedule.

143

Large Cap Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (99.7%)	Value	Shares	Common Stock (99.7%)	Value

Industrials — continued			5,400	Terex Corporation #	$439,020
18,692	Burlington Northern Santa Fe		6,600	Textron, Inc.	726,726
	Corporation	$1,591,437	104,307	Tyco International, Ltd. #	3,524,534
9,000	C.H. Robinson Worldwide, Inc.	472,680	14,200	Union Pacific Corporation	1,635,130
33,600	Caterpillar, Inc.	2,630,880	55,800	United Parcel Service, Inc.	4,073,400
7,100	Cintas Corporation	279,953	52,300	United Technologies
9,700	Cooper Industries, Ltd.	553,773		Corporation	3,709,639
23,000	CSX Corporation	1,036,840	3,900	W.W. Grainger, Inc.	362,895
5,400	Cummins, Inc.	546,534	27,199	Waste Management, Inc.	1,062,121

12,500	Danaher Corporation	943,750		Total Industrials	80,283,830

11,800	Deere & Company	1,424,732
10,900	Dover Corporation	557,535	Information Technology (15.3%)
7,700	Eaton Corporation	716,100	30,900	Adobe Systems, Inc. #	1,240,635
41,800	Emerson Electric Company	1,956,240	29,000	Advanced Micro Devices, Inc. #*	414,700
7,800	Equifax, Inc.	346,476	5,200	Affiliated Computer
16,160	FedEx Corporation	1,793,275		Services, Inc. #	294,944
4,700	Fluor Corporation	523,439	20,815	Agilent Technologies, Inc. #	800,129
21,300	General Dynamics Corporation	1,666,086	18,700	Altera Corporation	413,831
541,400	General Electric Company	20,724,792	17,200	Analog Devices, Inc.	647,408
6,700	Goodrich Corporation	399,052	45,500	Apple Computer, Inc. #	5,552,820
40,975	Honeywell International, Inc.	2,306,073	72,700	Applied Materials, Inc.	1,444,549
21,600	Illinois Tool Works, Inc.	1,170,504	12,100	Autodesk, Inc. #	569,668
15,800	Ingersoll-Rand Company	866,156	29,100	Automatic Data Processing, Inc.	1,410,477
9,700	ITT Corporation	662,316	23,676	Avaya, Inc. #	398,704
6,600	L-3 Communications		10,700	BMC Software, Inc. #	324,210
	Holdings, Inc.	642,774	24,400	Broadcom Corporation #	713,700
18,600	Lockheed Martin Corporation	1,750,818	21,612	CA, Inc.	558,238
19,800	Masco Corporation	563,706	4,457	CIENA Corporation #	161,031
6,800	Monster Worldwide, Inc. #	279,480	319,500	Cisco Systems, Inc. #	8,898,075
20,700	Norfolk Southern Corporation	1,088,199	9,500	Citrix Systems, Inc. #	319,865
18,098	Northrop Grumman		7,500	Cognizant Technology Solutions
	Corporation	1,409,291		Corporation #	563,175
13,025	PACCAR, Inc.	1,133,696	9,100	Computer Sciences
6,500	Pall Corporation	298,935		Corporation #	538,265
6,150	Parker-Hannifin Corporation	602,146	15,800	Compuware Corporation #	187,388
11,700	Pitney Bowes, Inc.	547,794	7,300	Convergys Corporation #	176,952
7,200	Precision Castparts Corporation	873,792	82,700	Corning, Inc. #	2,112,985
11,500	R.R. Donnelley & Sons Company	500,365	119,500	Dell, Inc. #	3,411,725
23,300	Raytheon Company	1,255,637	59,500	eBay, Inc. #	1,914,710
8,700	Robert Half International, Inc.	317,550	16,300	Electronic Arts, Inc. #	771,316
8,300	Rockwell Automation, Inc.	576,352	26,700	Electronic Data Systems
9,000	Rockwell Collins, Inc.	635,760		Corporation	740,391
3,300	Ryder System, Inc.	177,540	110,386	EMC Corporation #	1,997,987
41,000	Southwest Airlines Company	611,310

The accompanying Notes to Financial Statements are an integral part of this schedule.

144

Large Cap Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (99.7%)	Value	Shares	Common Stock (99.7%)	Value

Information Technology — continued			4,400	Tektronix, Inc.	$148,456
8,600	Fidelity National Information		23,000	Tellabs, Inc. #	247,480
	Services, Inc.	$466,808	10,100	Teradyne, Inc. #	177,558
39,680	First Data Corporation	1,296,346	75,500	Texas Instruments, Inc.	2,841,065
8,800	Fiserv, Inc. #	499,840	18,300	Unisys Corporation #	167,262
11,400	Google, Inc. #	5,966,532	12,900	VeriSign, Inc. #	409,317
137,786	Hewlett-Packard Company	6,148,011	40,580	Western Union Company	845,281
305,700	Intel Corporation	7,263,432	49,300	Xerox Corporation #	911,064
71,800	International Business Machines		15,600	Xilinx, Inc. *	417,612
	Corporation	7,556,950	63,600	Yahoo!, Inc. #	1,725,468

18,000	Intuit, Inc. #	541,440		Total Information
9,400	Jabil Circuit, Inc.	207,458		Technology	108,163,914

11,062	JDS Uniphase Corporation #*	148,563
29,800	Juniper Networks, Inc. #*	750,066	Materials (3.1%)
10,000	KLA-Tencor Corporation	549,500	11,500	Air Products and Chemicals, Inc.	924,255
4,900	Lexmark International, Inc. #	241,619	45,764	Alcoa, Inc.	1,854,815
13,300	Linear Technology Corporation *	481,194	5,369	Allegheny Technologies, Inc.	563,101
40,500	LSI Corporation #	304,155	3,100	Ashland, Inc.	198,245
16,800	Maxim Integrated Products, Inc.	561,288	5,500	Ball Corporation	292,435
11,900	MEMC Electronic		5,600	Bemis Company, Inc.	185,808
	Materials, Inc. #	727,328	50,193	Dow Chemical Company	2,219,534
39,800	Micron Technology, Inc. #	498,694	48,611	E.I. du Pont de Nemours
443,000	Microsoft Corporation	13,055,210		and Company	2,471,383
7,600	Molex, Inc.	228,076	4,500	Eastman Chemical Company	289,485
121,790	Motorola, Inc.	2,155,683	9,300	Ecolab, Inc.	397,110
14,600	National Semiconductor		19,696	Freeport-McMoRan Copper &
	Corporation	412,742		Gold, Inc.	1,631,223
9,400	NCR Corporation #	493,876	6,200	Hercules, Inc. #	121,830
19,500	Network Appliance, Inc. #	569,400	4,200	International Flavors &
18,300	Novell, Inc. #	142,557		Fragrances, Inc.	218,988
6,700	Novellus Systems, Inc. #	190,079	22,871	International Paper Company	893,113
19,000	NVIDIA Corporation #	784,890	9,781	MeadWestvaco Corporation	345,465
208,237	Oracle Corporation #	4,104,351	28,578	Monsanto Company	1,930,158
17,800	Paychex, Inc.	696,336	23,648	Newmont Mining Corporation	923,691
8,500	QLogic Corporation #	141,525	15,800	Nucor Corporation	926,670
87,700	QUALCOMM, Inc.	3,805,303	6,900	Pactiv Corporation #	220,041
12,000	SanDisk Corporation #*	587,280	8,700	PPG Industries, Inc.	662,157
47,600	Solectron Corporation #	175,168	16,800	Praxair, Inc.	1,209,432
187,800	Sun Microsystems, Inc. #	987,828	7,613	Rohm and Haas Company	416,279
47,324	Symantec Corporation #*	955,945	8,452	Sealed Air Corporation	262,181

The accompanying Notes to Financial Statements are an integral part of this schedule.

145

Large Cap Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (99.7%)	Value	Shares	Common Stock (99.7%)	Value

Materials — continued			14,300	Consolidated Edison, Inc.	$645,216
7,100	Sigma-Aldrich Corporation	$302,957	9,500	Constellation Energy Group, Inc.	828,115
5,600	Temple-Inland, Inc.	344,568	18,347	Dominion Resources, Inc.	1,583,530
6,200	United States Steel Corporation	674,250	9,400	DTE Energy Company	453,268
5,000	Vulcan Materials Company	572,700	66,208	Duke Energy Corporation	1,211,606
11,300	Weyerhaeuser Company	891,909	21,104	Dynegy, Inc. #	199,222

	Total Materials	21,943,783	17,100	Edison International, Inc.	959,652

			10,400	Entergy Corporation	1,116,440
Telecommunications Services (3.7%)			35,324	Exelon Corporation	2,564,522
18,100	ALLTEL Corporation	1,222,655	16,100	FirstEnergy Corporation	1,042,153
324,439	AT&T, Inc.	13,464,218	21,300	FPL Group, Inc.	1,208,562
5,800	CenturyTel, Inc.	284,490	4,115	Integrys Energy Group, Inc.	208,754
18,100	Citizens Communications		9,300	KeySpan Corporation	390,414
	Company	276,387	2,500	Nicor, Inc.	107,300
8,001	Embarq Corporation	507,023	14,509	NiSource, Inc.	300,481
81,672	Qwest Communications		18,500	PG&E Corporation *	838,050
	International, Inc. #*	792,218	5,400	Pinnacle West Capital Corporation	215,190
152,220	Sprint Nextel Corporation	3,152,476	20,200	PPL Corporation	945,158
152,696	Verizon Communications, Inc.	6,286,494	13,420	Progress Energy, Inc.	611,818
25,007	Windstream Corporation	369,103	13,200	Public Service Enterprise

	Total Telecommunications			Group, Inc.	1,158,696
	Services	26,355,064	9,200	Questar Corporation	486,220

			13,975	Sempra Energy	827,739
Utilities (3.5%)			39,500	Southern Company	1,354,455
35,100	AES Corporation #*	767,988	11,100	TECO Energy, Inc.	190,698
8,700	Allegheny Energy, Inc. #	450,138	24,134	TXU Corporation	1,624,218
11,000	Ameren Corporation	539,110	21,505	Xcel Energy, Inc.	440,207

20,960	American Electric Power			Total Utilities	24,711,228

	Company, Inc.	944,038

16,873	CenterPoint Energy, Inc.	293,590		Total Common Stock
11,900	CMS Energy Corporation *	204,680		(cost $509,075,448)	703,321,853

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (4.0%)	Rate (+)	Date	Value

27,998,850	Thrivent Financial Securities Lending Trust	5.360%	N/A	$27,998,850

	Total Collateral Held for Securities Loaned
	(cost $27,998,850)			27,998,850

The accompanying Notes to Financial Statements are an integral part of this schedule.

146

Large Cap Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (0.3%)	Rate (+)	Date	Value

$1,100,000	Federal National Mortgage Association ‡	5.080%	7/16/2007	$1,097,516
1,338,557	Thrivent Money Market Portfolio	5.050	N/A	1,338,557

	Total Short-Term Investments (at amortized cost)			2,436,073

	Total Investments (cost $539,510,371) 104.0%			$733,756,776

	Other Assets and Liabilities, Net (4.0%)			(28,329,900)

	Total Net Assets 100.0%			$705,426,876

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 500 Index Futures	6	September 2007	$2,316,630	$2,273,100	($43,530)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At June 29, 2007, $1,097,516 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $7,192,534 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$240,667,988
Gross unrealized depreciation	(46,421,583)

Net unrealized appreciation (depreciation)	$194,246,405

Cost for federal income tax purposes	$539,510,371

The accompanying Notes to Financial Statements are an integral part of this schedule.

147

Real Estate Securities Portfolio Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value

Diversified REITS (5.5%)			Mortgage REITS (0.4%)
24,900	Colonial Properties Trust *	$907,605	24,900	iStar Financial, Inc.	$1,103,817
41,000	Crescent Real Estate		15,500	RAIT Financial Trust	403,310

	Equities Company	920,040		Total Mortgage REITS	1,507,127

52,000	Liberty Property Trust *	2,284,360
6,700	PS Business Parks, Inc.	424,579	Office REITS (14.2%)
123,500	Vornado Realty Trust *	13,565,240	43,000	Alexandria Real Estate
8,700	Washington Real Estate			Equities, Inc.	4,163,260
	Investment Trust	295,800	61,500	BioMed Realty Trust, Inc. *	1,544,880

	Total Diversified REITS	18,397,624	116,400	Boston Properties, Inc. *	11,887,932

			104,300	Brandywine Realty Trust	2,980,894
Financials (6.1%)			77,500	Corporate Office Properties Trust *	3,178,275
20,000	S&P 500 Large Index		52,500	Digital Realty Trust, Inc. *	1,978,200
	Depository Receipts	3,006,000	82,500	Douglas Emmett, Inc. *	2,041,050
256,187	SPDR DJ Wilshire International		69,000	Duke Realty Corporation	2,461,230
	Real Estate ETF	16,649,593	60,000	Highwoods Properties, Inc. *	2,250,000
12,000	WisdomTree International		28,000	Kilroy Realty Corporation	1,983,520
	Real Estate Fund #	597,120	50,000	Mack-Cali Realty Corporation	2,174,500

	Total Financials	20,252,713	47,200	Maguire Properties, Inc.	1,620,376

			71,294	SL Green Realty Corporation *	8,832,552

Foreign (3.2%)				Total Office REITS	47,096,669

44,500	British Land Company plc	1,190,732
178,000	GPT Group	701,632	Real Estate Management & Development (2.4%)
43,000	Land Securities Group plc	1,497,436	238,750	Brookfield Properties
67,000	Mitsubishi Estate Company, Ltd.	1,817,753		Corporation *	5,804,012
63,000	Mitsui Fudosan Company, Ltd.	1,765,784	35,000	Forest City Enterprises *	2,151,800

7,100	Rodamco Europe NV	944,100		Total Real Estate
44,000	Stockland	303,124		Management &
54,000	Sun Hung Kai Properties, Ltd.	649,763		Development	7,955,812

108,695	Westfield Group	1,834,066

	Total Foreign	10,704,390	Residential REITS (17.7%)

			57,500	Apartment Investment &
Hotels, Resorts & Cruise Lines (2.9%)				Management Company *	2,899,150
79,100	Hilton Hotels Corporation	2,647,477	213,307	Archstone-Smith Trust	12,608,577
4,300	Orient Express Hotels, Ltd.	229,620	82,000	Avalonbay Communities, Inc.	9,748,160
100,800	Starwood Hotels & Resorts		52,300	BRE Properties, Inc.	3,100,867
	Worldwide, Inc.	6,760,656	65,300	Camden Property Trust	4,373,141

	Total Hotels, Resorts &		32,500	Equity Lifestyle Properties, Inc.	1,696,175
	Cruise Lines	9,637,753	250,000	Equity Residential REIT	11,407,500

			33,800	Essex Property Trust, Inc.	3,930,940
Industrial REITS (6.8%)			38,000	Home Properties, Inc. *	1,973,340
90,000	AMB Property Corporation *	4,789,800	34,900	Mid-America Apartment
158,500	DCT Industrial Trust, Inc. *	1,705,460		Communities, Inc.	1,831,552
25,000	EastGroup Properties, Inc.	1,095,500	45,000	Post Properties, Inc. *	2,345,850
262,400	ProLogis Trust *	14,930,560	109,500	UDR, Inc. *	2,879,850

	Total Industrial REITS	22,521,320		Total Residential REITS	58,795,102

The accompanying Notes to Financial Statements are an integral part of this schedule.

148

Real Estate Securities Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value

Retail REITS (22.0%)			12,300	Entertainment Properties Trust *	$661,494
21,500	Acadia Realty Trust	$557,925	45,000	Equity Inns, Inc.	1,008,000
45,000	CBL & Associates Properties, Inc. *	1,622,250	70,000	Extra Space Storage, Inc. *	1,155,000
800	Cedar Shopping Centers, Inc.	11,480	27,500	FelCor Lodging Trust, Inc.	715,825
106,000	Developers Diversified Realty		87,300	Health Care Property
	Corporation	5,587,260		Investors, Inc.	2,525,589
65,900	Federal Realty Investment Trust	5,091,434	38,600	Health Care REIT, Inc.	1,557,896
197,500	General Growth Properties, Inc. *	10,457,625	28,875	Healthcare Realty Trust, Inc.	802,148
26,000	Glimcher Realty Trust *	650,000	29,500	Hersha Hospitality Trust	348,690
28,500	Inland Real Estate Corporation *	483,930	29,900	Hospitality Properties Trust	1,240,551
205,328	Kimco Realty Corporation	7,816,837	461,656	Host Marriott Corporation *	10,673,487
78,000	Macerich Company *	6,428,760	52,138	LaSalle Hotel Properties *	2,263,832
18,500	National Retail Properties, Inc.	404,410	75,300	Nationwide Health
15,700	Pennsylvania Real Estate			Properties, Inc. *	2,048,160
	Investment Trust *	695,981	20,400	Plum Creek Timber
13,300	Ramco-Gershenson Properties Trust	477,869		Company, Inc.	849,864
93,600	Regency Centers Corporation	6,598,800	127,360	Public Storage, Inc.	9,783,795
221,500	Simon Property Group, Inc. *	20,608,361	9,000	Rayonier, Inc. REIT	406,260
28,200	Tanger Factory Outlet		67,000	Senior Housing Property Trust	1,363,450
	Centers, Inc.	1,056,090	77,500	Strategic Hotel Capital, Inc.	1,742,975
57,100	Taubman Centers, Inc.	2,832,731	57,800	Sunstone Hotel Investors, Inc. *	1,640,942
45,000	Weingarten Realty Investors	1,849,500	41,200	U-Store-It Trust	675,268

	Total Retail REITS	73,231,243	106,500	Ventas, Inc.	3,860,625

				Total Specialized REITS	47,396,251

Specialized REITS (14.2%)

80,500	Ashford Hospitality Trust	946,680		Total Common Stock
59,000	DiamondRock Hospitality			(cost $245,654,630)	317,496,004

	Company *	1,125,720

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (29.4%)	Rate (+)	Date	Value

97,694,770	Thrivent Financial Securities Lending Trust	5.360%	N/A	$97,694,770

	Total Collateral Held for Securities Loaned
	(cost $97,694,770)			97,694,770

The accompanying Notes to Financial Statements are an integral part of this schedule.

149

Real Estate Securities Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (6.0%)	Rate (+)	Date	Value

$3,710,000	Tempo Finance Corporation	5.370%	7/2/2007	$3,708,893
16,318,150	Thrivent Money Market Portfolio	5.050	N/A	16,318,150

	Total Short-Term Investments (at amortized cost)			20,027,043

	Total Investments (cost $363,376,443) 130.8%			$435,217,817

	Other Assets and Liabilities, Net (30.8%)			(102,597,911)

	Total Net Assets 100.0%			$332,619,906

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages, and/or sells real estate assets. ETF — Exchange Traded Fund.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$74,435,603
Gross unrealized depreciation	(2,594,229)

Net unrealized appreciation (depreciation)	$71,841,374

Cost for federal income tax purposes	$363,376,443

The accompanying Notes to Financial Statements are an integral part of this schedule.

150

Balanced Portfolio Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (64.9%)	Value	Shares	Common Stock (64.9%)	Value

Consumer Discretionary (6.6%)			11,989	Interpublic Group of
2,300	Abercrombie & Fitch Company	$167,854		Companies, Inc. #	$136,675
7,900	Amazon.com, Inc. #	540,439	5,800	J.C. Penney Company, Inc.
3,500	Apollo Group, Inc. #	204,505		(Holding Company)	419,804
3,900	AutoNation, Inc. #	87,516	5,000	Johnson Controls, Inc.	578,850
1,400	AutoZone, Inc. #	191,268	2,800	Jones Apparel Group, Inc.	79,100
7,100	Bed Bath & Beyond, Inc. #	255,529	2,000	KB Home	78,740
10,375	Best Buy Company, Inc.	484,201	8,200	Kohl’s Corporation #±	582,446
2,900	Big Lots, Inc. #	85,318	4,600	Leggett & Platt, Inc.	101,430
1,700	Black & Decker Corporation	150,127	3,600	Lennar Corporation	131,616
2,500	Brunswick Corporation	81,575	8,762	Limited Brands, Inc.	240,517
11,300	Carnival Corporation	551,101	2,700	Liz Claiborne, Inc.	100,710
18,862	CBS Corporation *	628,482	38,600	Lowe’s Companies, Inc.	1,184,634
3,000	Centex Corporation	120,300	11,700	Macy’s Group, Inc	465,426
3,600	Circuit City Stores, Inc. *	54,288	8,500	Marriott International, Inc.	367,540
1	Citadel Broadcasting Company	2	10,025	Mattel, Inc.	253,532
12,700	Clear Channel		30,600	McDonald’s Corporation	1,553,256
	Communications, Inc.	480,314	8,900	McGraw-Hill Companies, Inc.	605,912
9,500	Coach, Inc. #±	450,205	1,000	Meredith Corporation	61,600
79,765	Comcast Corporation #	2,242,992	3,700	New York Times Company *	93,980
7,100	D.R. Horton, Inc. ±	141,503	7,226	Newell Rubbermaid, Inc.	212,661
3,700	Darden Restaurants, Inc.	162,763	59,700	News Corporation	1,266,237
1,600	Dillard’s, Inc.	57,488	9,700	NIKE, Inc.	565,413
19,700	DIRECTV Group, Inc. #	455,267	5,700	Nordstrom, Inc.	291,384
8,022	Dollar General Corporation	175,842	7,000	Office Depot, Inc. #	212,100
1,700	Dow Jones & Company, Inc.	97,665	2,000	OfficeMax, Inc.	78,600
2,200	E.W. Scripps Company	100,518	8,400	Omnicom Group, Inc.	444,528
7,300	Eastman Kodak Company *	203,159	1,600	Polo Ralph Lauren Corporation	156,976
4,000	Family Dollar Stores, Inc.	137,280	5,500	Pulte Homes, Inc.	123,475
48,200	Ford Motor Company *	454,044	3,500	RadioShack Corporation	115,990
4,000	Fortune Brands, Inc.	329,480	2,080	Sears Holdings Corporation #	352,560
6,100	Gannett Company, Inc.	335,195	3,000	Sherwin-Williams Company	199,410
13,600	Gap, Inc.	259,760	1,500	Snap-On, Inc.	75,765
14,500	General Motors Corporation *	548,100	2,300	Stanley Works	139,610
4,400	Genuine Parts Company	218,240	18,300	Staples, Inc.	434,259
5,200	Goodyear Tire &		19,000	Starbucks Corporation #	498,560
	Rubber Company #	180,752	5,600	Starwood Hotels & Resorts
8,300	H&R Block, Inc.	193,971		Worldwide, Inc.	375,592
6,700	Harley-Davidson, Inc.	399,387	21,800	Target Corporation	1,386,480
1,600	Harman International		3,600	Tiffany & Company	191,016
	Industries, Inc.	186,880	97,050	Time Warner, Inc.	2,041,932
4,800	Harrah’s Entertainment, Inc.	409,248	11,600	TJX Companies, Inc.	319,000
4,100	Hasbro, Inc. ±	128,781	3,215	Tribune Company	94,521
10,000	Hilton Hotels Corporation	334,700	2,300	VF Corporation	210,634
50,600	Home Depot, Inc.	1,991,110	17,662	Viacom, Inc. #	735,269
5,700	IAC InterActiveCorp #	197,277	50,787	Walt Disney Company ±	1,733,868
8,600	International Game Technology	341,420	2,400	Wendy’s International, Inc.	88,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

151

Balanced Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (64.9%)	Value	Shares	Common Stock (64.9%)	Value

Consumer Discretionary — continued			3,700	Whole Foods Market, Inc. *	$141,710
2,059	Whirlpool Corporation	$228,939	5,525	William Wrigley Jr. Company	305,588

4,632	Wyndham Worldwide			Total Consumer Staples	31,862,941

	Corporation #	167,956
13,320	Yum! Brands, Inc.	435,830	Energy (7.0%)

	Total Consumer		11,836	Anadarko Petroleum Corporation	615,354
	Discretionary	35,028,379	8,468	Apache Corporation ±	690,904

			8,320	Baker Hughes, Inc.	699,962
Consumer Staples (6.0%)			7,600	BJ Services Company	216,144
53,900	Altria Group, Inc.	3,780,546	10,500	Chesapeake Energy Corporation	363,300
19,400	Anheuser-Busch Companies, Inc.	1,011,904	55,074	Chevron Corporation ±	4,639,434
16,741	Archer-Daniels-Midland Company	553,960	41,882	ConocoPhillips	3,287,737
11,200	Avon Products, Inc. ±	411,600	4,700	CONSOL Energy, Inc.	216,717
2,200	Brown-Forman Corporation	160,776	11,400	Devon Energy Corporation ±	892,506
5,600	Campbell Soup Company	217,336	17,886	El Paso Corporation	308,176
3,900	Clorox Company	242,190	3,900	ENSCO International, Inc.	237,939
51,500	Coca-Cola Company ±	2,693,965	6,200	EOG Resources, Inc.	452,972
7,200	Coca-Cola Enterprises, Inc.	172,800	144,472	Exxon Mobil Corporation	12,118,311
13,100	Colgate-Palmolive Company	849,535	23,400	Halliburton Company	807,300
12,700	ConAgra Foods, Inc.	341,122	7,100	Hess Corporation	418,616
4,900	Constellation Brands, Inc. #	118,972	17,522	Marathon Oil Corporation	1,050,619
11,400	Costco Wholesale Corporation	667,128	4,900	Murphy Oil Corporation	291,256
39,605	CVS/Caremark Corporation	1,443,602	7,300	Nabors Industries, Ltd. #	243,674
3,400	Dean Foods Company	108,358	4,600	National Oilwell Varco, Inc. #	479,504
3,200	Estee Lauder Companies, Inc.	145,632	3,400	Noble Corporation	331,568
8,900	General Mills, Inc.	519,938	21,300	Occidental Petroleum
8,350	H.J. Heinz Company	396,374		Corporation	1,232,844
4,400	Hershey Company	222,728	6,700	Peabody Energy Corporation	324,146
6,500	Kellogg Company	336,635	2,900	Rowan Companies, Inc.	118,842
11,680	Kimberly-Clark Corporation	781,275	30,200	Schlumberger, Ltd.	2,565,188
41,160	Kraft Foods, Inc.	1,450,890	5,200	Smith International, Inc.	304,928
18,100	Kroger Company	509,153	16,121	Spectra Energy Corporation	418,501
3,400	McCormick & Company, Inc.	129,812	3,100	Sunoco, Inc.	247,008
1,400	Molson Coors Brewing Company	129,444	7,336	Transocean, Inc. #	777,469
3,400	Pepsi Bottling Group, Inc.	114,512	14,000	Valero Energy Corporation	1,034,040
41,720	PepsiCo, Inc.	2,705,542	8,600	Weatherford International, Ltd. #	475,064
80,792	Procter & Gamble Company	4,943,662	15,300	Williams Companies, Inc.	483,786
4,400	Reynolds American, Inc.	286,880	9,800	XTO Energy, Inc.	588,980

11,300	Safeway, Inc.	384,539		Total Energy	36,932,789

18,800	Sara Lee Corporation	327,120
5,369	SUPERVALU, Inc.	248,692	Financials (13.6%)
15,800	SYSCO Corporation	521,242	8,300	ACE, Ltd.	518,916
6,500	Tyson Foods, Inc.	149,760	12,500	AFLAC, Inc. ±	642,500
4,300	UST, Inc.	230,953	15,496	Allstate Corporation ±	953,159
25,600	Walgreen Company	1,114,624	2,650	Ambac Financial Group, Inc.	231,054
62,200	Wal-Mart Stores, Inc. ±	2,992,442	30,500	American Express Company ±	1,865,990

The accompanying Notes to Financial Statements are an integral part of this schedule.

152

Balanced Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (64.9%)	Value	Shares	Common Stock (64.9%)	Value

Financials — continued			13,300	Host Marriott Corporation	$307,496
66,502	American International		12,500	Hudson City Bancorp, Inc.	152,750
	Group, Inc. ±	$4,657,135	9,316	Huntington Bancshares, Inc. *	211,846
5,940	Ameriprise Financial, Inc.	377,606	87,598	J.P. Morgan Chase & Company	4,244,123
7,450	Aon Corporation	317,444	4,700	Janus Capital Group, Inc.	130,848
2,500	Apartment Investment &		10,100	KeyCorp	346,733
	Management Company	126,050	5,900	Kimco Realty Corporation	224,613
5,800	Archstone-Smith Trust	342,838	3,400	Legg Mason, Inc.	334,492
2,700	Assurant, Inc.	159,084	13,600	Lehman Brothers Holdings, Inc.	1,013,472
2,100	Avalonbay Communities, Inc.	249,648	7,011	Lincoln National Corporation	497,440
113,807	Bank of America Corporation	5,564,024	11,400	Loews Corporation	581,172
19,400	Bank of New York		2,000	M&T Bank Corporation	213,800
	Company, Inc. #	803,936	14,200	Marsh & McLennan
14,000	BB&T Corporation	569,520		Companies, Inc.	438,496
2,978	Bear Stearns Companies, Inc.	416,920	6,700	Marshall & Ilsley Corporation	319,121
3,100	Boston Properties, Inc.	316,603	3,400	MBIA, Inc.	211,548
10,565	Capital One Financial Corporation	828,719	10,700	Mellon Financial Corporation	470,800
4,900	CB Richard Ellis Group, Inc. #	178,850	22,300	Merrill Lynch & Company, Inc.	1,863,834
25,925	Charles Schwab Corporation	531,981	19,000	MetLife, Inc.	1,225,120
900	Chicago Mercantile Exchange		2,200	MGIC Investment Corporation	125,092
	Holdings, Inc.	480,924	6,000	Moody’s Corporation	373,200
10,400	Chubb Corporation ±	563,056	26,990	Morgan Stanley	2,263,921
4,451	Cincinnati Financial Corporation	193,173	14,800	National City Corporation *	493,136
4,900	CIT Group, Inc.	268,667	4,900	Northern Trust Corporation ±	314,776
126,889	Citigroup, Inc. ±	6,508,137	4,600	Plum Creek Timber Company, Inc.	191,636
4,200	Comerica, Inc.	249,774	8,800	PNC Financial Services Group, Inc.	629,904
5,000	Commerce Bancorp, Inc.	184,950	6,900	Principal Financial Group, Inc.	402,201
3,400	Compass Bancshares, Inc.	234,532	18,800	Progressive Corporation	449,884
15,198	Countrywide Financial		6,500	ProLogis Trust	369,850
	Corporation	552,447	12,000	Prudential Financial, Inc.	1,166,760
3,400	Developers Diversified		3,200	Public Storage, Inc.	245,824
	Realty Corporation	179,214	18,000	Regions Financial Corporation	595,800
10,900	E*TRADE Financial Corporation #	240,781	2,900	SAFECO Corporation	180,554
7,400	Equity Residential REIT ±	337,662	5,800	Simon Property Group, Inc.	539,632
16,900	Federal Home Loan Mortgage		10,500	SLM Corporation	604,590
	Corporation	1,025,830	9,280	Sovereign Bancorp, Inc.	196,179
24,900	Federal National Mortgage		10,300	State Street Corporation	704,520
	Association	1,626,717	9,100	SunTrust Banks, Inc.	780,234
2,300	Federated Investors, Inc.	88,159	8,450	Synovus Financial Corporation	259,415
14,216	Fifth Third Bancorp	565,370	6,900	T. Rowe Price Group, Inc.	358,041
3,300	First Horizon National Corporation	128,700	2,500	Torchmark Corporation	167,500
4,200	Franklin Resources, Inc.	556,374	17,025	Travelers Companies, Inc.	910,838
6,100	General Growth Properties, Inc.	322,995	44,521	U.S. Bancorp ±	1,466,967
10,800	Genworth Financial, Inc.	371,520	8,758	UnumProvident Corporation	228,671
10,400	Goldman Sachs Group, Inc.	2,254,200	3,500	Vornado Realty Trust *	384,440
8,200	Hartford Financial Services		49,023	Wachovia Corporation	2,512,429
	Group, Inc.	807,782	22,781	Washington Mutual, Inc.	971,382

The accompanying Notes to Financial Statements are an integral part of this schedule.

153

Balanced Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (64.9%)	Value	Shares	Common Stock (64.9%)	Value

Financials — continued			3,100	PerkinElmer, Inc.	$80,786
85,620	Wells Fargo & Company	$3,011,255	180,051	Pfizer, Inc.	4,603,904
4,800	XL Capital, Ltd.	404,592	4,100	Quest Diagnostics, Inc.	211,765
2,900	Zions Bancorporation	223,039	38,200	Schering-Plough Corporation	1,162,808

	Total Financials	71,706,907	8,680	St. Jude Medical, Inc. #	360,133

			7,600	Stryker Corporation	479,484
Health Care (7.6%)			12,150	Tenet Healthcare Corporation #	79,096
39,500	Abbott Laboratories ±	2,115,225	10,800	Thermo Electron Corporation #	558,576
13,156	Aetna, Inc.	649,906	34,300	UnitedHealth Group, Inc.	1,754,102
7,800	Allergan, Inc.	449,592	3,200	Varian Medical Systems, Inc. #	136,032
5,000	AmerisourceBergen Corporation	247,350	2,700	Waters Corporation #	160,272
29,752	Amgen, Inc. #	1,644,988	2,800	Watson Pharmaceuticals, Inc. #	91,084
4,900	Applera Corporation (Applied		15,700	WellPoint, Inc. #	1,253,331
	Biosystems Group)	149,646	34,500	Wyeth	1,978,230
2,800	Barr Pharmaceuticals, Inc. #	140,644	5,990	Zimmer Holdings, Inc. #	508,491

1,400	Bausch & Lomb, Inc.	97,216		Total Health Care	39,975,160

16,700	Baxter International, Inc.	940,878
6,200	Becton, Dickinson and Company	461,900	Industrials (7.4%)
7,430	Biogen Idec, Inc. #	397,505	18,400	3M Company	1,596,936
6,450	Biomet, Inc.	294,894	6,600	Allied Waste Industries, Inc. #	88,836
30,450	Boston Scientific Corporation #	467,103	4,600	American Standard Companies, Inc.	271,308
50,500	Bristol-Myers Squibb Company ±	1,593,780	2,400	Avery Dennison Corporation	159,552
2,700	C.R. Bard, Inc.	223,101	20,128	Boeing Company ±	1,935,508
9,775	Cardinal Health, Inc. ±	690,506	9,092	Burlington Northern Santa Fe
9,700	Celgene Corporation #	556,101		Corporation	774,093
7,300	CIGNA Corporation ±	381,206	4,400	C.H. Robinson Worldwide, Inc.	231,088
4,150	Coventry Health Care, Inc. #	239,248	16,400	Caterpillar, Inc.	1,284,120
25,300	Eli Lilly and Company *	1,413,764	3,500	Cintas Corporation	138,005
6,800	Express Scripts, Inc. #	340,068	4,700	Cooper Industries, Ltd.	268,323
8,100	Forest Laboratories, Inc. #	369,765	11,200	CSX Corporation	504,896
6,700	Genzyme Corporation #	431,480	2,600	Cummins, Inc.	263,146
23,800	Gilead Sciences, Inc. #	922,726	6,300	Danaher Corporation	475,650
4,130	Hospira, Inc. #	161,235	5,800	Deere & Company	700,292
4,300	Humana, Inc. #	261,913	5,300	Dover Corporation	271,095
5,100	IMS Health, Inc.	163,863	3,800	Eaton Corporation	353,400
74,306	Johnson & Johnson	4,578,736	20,400	Emerson Electric Company	954,720
6,333	King Pharmaceuticals, Inc. #	129,573	3,800	Equifax, Inc. ±	168,796
3,100	Laboratory Corporation of America		7,840	FedEx Corporation	870,005
	Holdings #	242,606	2,300	Fluor Corporation	256,151
1,900	Manor Care, Inc.	124,051	10,300	General Dynamics Corporation	805,666
7,680	McKesson Corporation	458,035	264,000	General Electric Company ‡	10,105,920
7,255	Medco Health Solutions, Inc. #	565,817	3,400	Goodrich Corporation	202,504
29,500	Medtronic, Inc.	1,529,870	19,937	Honeywell International, Inc.	1,122,054
55,600	Merck & Company, Inc.	2,768,880	10,500	Illinois Tool Works, Inc.	568,995
1,400	Millipore Corporation #	105,126	7,800	Ingersoll-Rand Company	427,596
6,300	Mylan Laboratories, Inc.	114,597	4,700	ITT Corporation	320,916
3,600	Patterson Companies, Inc. #	134,172	3,300	L-3 Communications Holdings, Inc.	321,387

The accompanying Notes to Financial Statements are an integral part of this schedule.

154

Balanced Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (64.9%)	Value	Shares	Common Stock (64.9%)	Value

Industrials — continued			3,600	Cognizant Technology
9,100	Lockheed Martin Corporation	$856,583		Solutions Corporation #	$270,324
9,600	Masco Corporation	273,312	4,500	Computer Sciences Corporation #	266,175
3,400	Monster Worldwide, Inc. #	139,740	7,900	Compuware Corporation #	93,694
10,000	Norfolk Southern Corporation	525,700	3,700	Convergys Corporation #	89,688
8,806	Northrop Grumman Corporation	685,723	40,300	Corning, Inc. #	1,029,665
6,400	PACCAR, Inc.	557,056	58,200	Dell, Inc. #±	1,661,610
3,300	Pall Corporation	151,767	29,000	eBay, Inc. #	933,220
3,100	Parker-Hannifin Corporation	303,521	7,900	Electronic Arts, Inc. #	373,828
5,700	Pitney Bowes, Inc.	266,874	13,000	Electronic Data Systems
3,600	Precision Castparts Corporation	436,896		Corporation	360,490
5,700	R.R. Donnelley & Sons Company	248,007	53,824	EMC Corporation #	974,214
11,300	Raytheon Company	608,957	4,100	Fidelity National Information
4,300	Robert Half International, Inc.	156,950		Services, Inc.	222,548
4,100	Rockwell Automation, Inc.	284,704	19,262	First Data Corporation	629,290
4,300	Rockwell Collins, Inc.	303,752	4,450	Fiserv, Inc. #	252,760
1,600	Ryder System, Inc.	86,080	5,500	Google, Inc. #	2,878,590
19,980	Southwest Airlines Company	297,902	67,161	Hewlett-Packard Company	2,996,724
2,600	Terex Corporation #	211,380	149,100	Intel Corporation	3,542,616
3,200	Textron, Inc.	352,352	35,000	International Business
50,863	Tyco International, Ltd. #	1,718,661		Machines Corporation	3,683,750
6,900	Union Pacific Corporation	794,535	8,700	Intuit, Inc. #	261,696
27,100	United Parcel Service, Inc.	1,978,300	4,600	Jabil Circuit, Inc.	101,522
25,500	United Technologies Corporation	1,808,715	5,500	JDS Uniphase Corporation #*	73,865
2,000	W.W. Grainger, Inc.	186,100	14,500	Juniper Networks, Inc. #*	364,965
13,230	Waste Management, Inc.	516,632	5,000	KLA-Tencor Corporation	274,750

	Total Industrials	39,191,157	2,400	Lexmark International, Inc. #	118,344

			6,600	Linear Technology Corporation *	238,788
Information Technology (10.0%)			19,700	LSI Corporation #	147,947
15,000	Adobe Systems, Inc. #±	602,250	8,300	Maxim Integrated Products, Inc.	277,303
14,100	Advanced Micro Devices, Inc. #*	201,630	5,800	MEMC Electronic Materials, Inc. #	354,496
2,500	Affiliated Computer		19,400	Micron Technology, Inc. #	243,082
	Services, Inc. #	141,800	216,000	Microsoft Corporation ±	6,365,520
10,063	Agilent Technologies, Inc. #	386,822	3,650	Molex, Inc.	109,536
9,300	Altera Corporation	205,809	59,321	Motorola, Inc.	1,049,982
8,300	Analog Devices, Inc.	312,412	7,100	National Semiconductor
22,100	Apple Computer, Inc. #	2,697,084		Corporation	200,717
35,400	Applied Materials, Inc.	703,398	4,700	NCR Corporation #	246,938
6,000	Autodesk, Inc. #±	282,480	9,500	Network Appliance, Inc. #	277,400
14,100	Automatic Data Processing, Inc.	683,427	9,000	Novell, Inc. #	70,110
11,539	Avaya, Inc. #	194,317	3,300	Novellus Systems, Inc. #	93,621
5,200	BMC Software, Inc. #±	157,560	9,400	NVIDIA Corporation #	388,314
11,850	Broadcom Corporation #	346,612	101,559	Oracle Corporation #	2,001,728
10,475	CA, Inc.	270,569	8,650	Paychex, Inc.	338,388
2,114	CIENA Corporation #	76,379	4,100	QLogic Corporation #	68,265
155,800	Cisco Systems, Inc. #±	4,339,030	42,700	QUALCOMM, Inc.	1,852,753
4,600	Citrix Systems, Inc. #	154,882	5,900	SanDisk Corporation #*	288,746

The accompanying Notes to Financial Statements are an integral part of this schedule.

155

Balanced Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (64.9%)	Value	Shares	Common Stock (64.9%)	Value

Information Technology — continued			2,400	Vulcan Materials Company	$274,896
23,100	Solectron Corporation #	$85,008	5,600	Weyerhaeuser Company	442,008

91,600	Sun Microsystems, Inc. #	481,816		Total Materials	10,689,109

23,072	Symantec Corporation #*	466,054
2,100	Tektronix, Inc.	70,854	Telecommunications Services (2.4%)
11,200	Tellabs, Inc. #	120,512	8,800	ALLTEL Corporation	594,440
4,900	Teradyne, Inc. #	86,142	158,179	AT&T, Inc. ±	6,564,428
36,700	Texas Instruments, Inc.	1,381,021	2,850	CenturyTel, Inc.	139,792
9,000	Unisys Corporation #	82,260	8,800	Citizens Communications
6,200	VeriSign, Inc. #	196,726		Company	134,376
19,762	Western Union Company	411,642	3,898	Embarq Corporation	247,016
24,000	Xerox Corporation #	443,520	39,818	Qwest Communications
7,700	Xilinx, Inc.	206,129		International, Inc. #*	386,235
31,000	Yahoo!, Inc. #	841,030	74,169	Sprint Nextel Corporation	1,536,040

	Total Information		74,470	Verizon Communications, Inc.	3,065,930
	Technology	52,697,137	12,317	Windstream Corporation	181,799

				Total Telecommunications
Materials (2.0%)				Services	12,850,056

5,600	Air Products and Chemicals, Inc.	450,072
22,264	Alcoa, Inc.	902,360	Utilities (2.3%)
2,681	Allegheny Technologies, Inc.	281,183	17,100	AES Corporation #	374,148
1,500	Ashland, Inc.	95,925	4,300	Allegheny Energy, Inc. #	222,482
2,700	Ball Corporation	143,559	5,300	Ameren Corporation	259,753
2,700	Bemis Company, Inc.	89,586	10,140	American Electric Power
24,377	Dow Chemical Company ±	1,077,951		Company, Inc.	456,706
23,619	E.I. du Pont de Nemours		8,324	CenterPoint Energy, Inc.	144,838
	and Company	1,200,790	5,800	CMS Energy Corporation *	99,760
2,200	Eastman Chemical Company	141,526	7,000	Consolidated Edison, Inc.	315,840
4,500	Ecolab, Inc.	192,150	4,600	Constellation Energy Group, Inc.	400,982
9,544	Freeport-McMoRan Copper &		8,915	Dominion Resources, Inc.	769,454
	Gold, Inc.	790,434	4,600	DTE Energy Company	221,812
3,000	Hercules, Inc. #±	58,950	32,242	Duke Energy Corporation	590,029
2,000	International Flavors &		10,309	Dynegy, Inc. #	97,317
	Fragrances, Inc.	104,280	8,300	Edison International, Inc.	465,796
11,121	International Paper Company	434,275	5,100	Entergy Corporation ±	547,485
4,780	MeadWestvaco Corporation	168,830	17,174	Exelon Corporation ±	1,246,832
13,866	Monsanto Company	936,510	7,900	FirstEnergy Corporation	511,367
11,517	Newmont Mining Corporation	449,854	10,400	FPL Group, Inc.	590,096
7,800	Nucor Corporation	457,470	2,107	Integrys Energy Group, Inc.	106,888
3,400	Pactiv Corporation #	108,426	4,600	KeySpan Corporation	193,108
4,300	PPG Industries, Inc.	327,273	1,300	Nicor, Inc.	55,796
8,100	Praxair, Inc.	583,119	7,034	NiSource, Inc.	145,674
3,711	Rohm and Haas Company	202,917	9,100	PG&E Corporation *	412,230
4,228	Sealed Air Corporation	131,153	2,600	Pinnacle West Capital Corporation	103,610
3,400	Sigma-Aldrich Corporation	145,078	9,800	PPL Corporation	458,542
2,800	Temple-Inland, Inc.	172,284	6,591	Progress Energy, Inc.	300,484
3,000	United States Steel Corporation	326,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

156

Balanced Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (64.9%)	Value	Shares	Common Stock 64.9%)	Value

Utilities — continued			5,400	TECO Energy, Inc.	$92,772
6,400	Public Service Enterprise		11,740	TXU Corporation	790,102
	Group, Inc.	$561,792	10,510	Xcel Energy, Inc.	215,140

4,800	Questar Corporation	253,680		Total Utilities	12,064,877

6,787	Sempra Energy	401,994

19,200	Southern Company	658,368		Total Common Stock
				(cost $233,631,445)	342,998,512

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.7%)	Rate	Date	Value

Asset-Backed Securities (6.5%)
$2,000,000	AmeriCredit Automobile Receivables Trust ±†	5.400%	7/6/2007	$1,999,710
1,934,366	Bear Stearns Asset-Backed Securities, Inc. ±†	5.560	7/25/2007	1,935,397
1,002,984	Bear Stearns Mortgage Funding Trust †	5.460	7/25/2007	1,002,574
366,889	California Infrastructure PG&E Company	6.480	12/26/2009	368,461
235,661	Countrywide Asset-Backed Certificates †	5.400	7/25/2007	235,655
2,000,000	Countrywide Asset-Backed Certificates ±	5.549	4/25/2036	1,991,114
750,000	Countrywide Home Loans Asset-Backed Securities	6.085	6/25/2021	751,829
2,000,000	Credit Based Asset Servicing and Securitization, LLC †	5.430	7/25/2007	1,999,768
1,000,000	Credit Based Asset Servicing and Securitization, LLC	5.501	12/25/2036	995,704
2,500,000	DaimlerChrysler Master Owner Trust †	5.370	7/15/2007	2,500,582
1,000,000	First Franklin Mortgage Loan Asset-Backed Certificates †	5.430	7/25/2007	999,997
854,990	First Horizon ABS Trust †	5.450	7/25/2007	854,709
1,410,572	First Horizon ABS Trust †	5.480	7/25/2007	1,410,116
1,500,000	Ford Credit Floor Plan Master Owner Trust †	5.500	7/15/2007	1,500,344
2,000,000	GE Dealer Floorplan Master Note Trust †	5.360	7/20/2007	2,000,636
1,500,000	GMAC Mortgage Corporation Loan Trust †	5.390	7/25/2007	1,499,132
2,500,000	GMAC Mortgage Corporation Loan Trust †	5.410	7/25/2007	2,500,178
1,313,090	IndyMac Seconds Asset-Backed Trust †	5.490	7/25/2007	1,312,682
245,756	Massachusetts RRB Special Purpose Trust	3.780	9/15/2010	243,627
487,541	Master Asset-Backed Securities Trust †	5.400	7/25/2007	487,617
1,320,945	National Collegiate Student Loan Trust †	5.380	7/25/2007	1,321,726
525,443	Popular ABS Mortgage Pass-Through Trust †	5.450	7/25/2007	525,537
363,952	Residential Asset Securities Corporation †	5.400	7/25/2007	363,931
1,381,834	Residential Funding Mortgage Securities II †	5.450	7/25/2007	1,381,936
662,758	SLM Student Loan Trust †	5.365	7/25/2007	662,910
2,000,000	Textron Financial Floorplan Master Note Trust †	5.440	7/13/2007	2,002,410
1,473,012	Wachovia Asset Securitization, Inc. †	5.460	7/25/2007	1,473,007

	Total Asset-Backed Securities			34,321,289

Basic Materials (0.2%)
250,000	Alcan, Inc.	5.000	6/1/2015	232,562
225,000	Alcan, Inc.	6.125	12/15/2033	209,059
550,000	Weyerhaeuser Company	6.750	3/15/2012	569,061

	Total Basic Materials			1,010,682

The accompanying Notes to Financial Statements are an integral part of this schedule.

157

Balanced Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.7%)	Rate	Date	Value

Capital Goods (0.4%)
$350,000	Boeing Capital Corporation	6.100%	3/1/2011	$357,601
225,000	Caterpillar, Inc.	4.500	6/15/2009	221,536
800,000	General Electric Company	5.000	2/1/2013	775,630
300,000	John Deere Capital Corporation	7.000	3/15/2012	317,187
225,000	Northrop Grumman Corporation	7.125	2/15/2011	236,005
225,000	United Technologies Corporation	6.050	6/1/2036	222,861

	Total Capital Goods			2,130,820

Commercial Mortgage-Backed Securities (5.5%)
1,000,000	Banc of America Commercial Mortgage, Inc.	5.118	7/11/2043	979,571
2,500,000	Bear Stearns Commercial Mortgage Securities, Inc. †	5.470	7/15/2007	2,500,000
400,000	Bear Stearns Commercial Mortgage Securities, Inc.	3.869	2/11/2041	390,581
1,908,640	Chase Mortgage Finance Corporation	4.577	2/25/2037	1,865,327
633,068	Citigroup Commercial Mortgage Trust †	5.390	7/15/2007	633,443
83,774	Commercial Mortgage Pass-Through Certificates †	5.420	7/15/2007	83,778
2,000,000	Commercial Mortgage Pass-Through Certificates †	5.450	7/15/2007	2,001,656
500,000	Credit Suisse First Boston Mortgage Securities Corporation	4.829	11/15/2037	471,964
2,000,000	Credit Suisse Mortgage Capital Certificates †	5.490	7/15/2007	2,001,614
2,000,000	Crown Castle International Corporation	5.245	11/15/2036	1,965,022
200,000	General Electric Commercial Mortgage Corporation	4.641	9/10/2013	191,592
1,500,000	GMAC Commercial Mortgage Securities, Inc.	4.547	12/10/2041	1,437,936
1,000,000	Greenwich Capital Commercial Funding Corporation	5.317	6/10/2036	976,884
1,000,000	GS Mortgage Securities Corporation II †	5.450	7/6/2007	1,000,000
400,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation	4.654	1/12/2037	382,674
1,500,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation	5.336	5/15/2047	1,437,748
1,887,520	J.P. Morgan Mortgage Trust	5.008	7/25/2035	1,863,075
1,000,000	LB-UBS Commercial Mortgage Trust	3.086	5/15/2027	980,803
1,495,755	Merrill Lynch Mortgage Investors, Inc.	4.874	6/25/2035	1,478,295
1,558,758	Nationslink Funding Corporation	6.316	1/20/2031	1,568,893
1,657,150	Thornburg Mortgage Securities Trust †	5.410	7/25/2007	1,653,955
851,670	Thornburg Mortgage Securities Trust †	5.430	7/25/2007	851,143
900,192	Washington Mutual Asset Securities Corporation	3.830	1/25/2035	870,714
1,240,450	Zuni Mortgage Loan Trust †	5.450	7/25/2007	1,239,819

	Total Commercial Mortgage-Backed Securities			28,826,487

Communications Services (1.3%)
225,000	British Telecom plc	8.625	12/15/2010	245,873
225,000	British Telecom plc	9.125	12/15/2030	294,477
450,000	Cingular Wireless, Inc.	6.500	12/15/2011	465,365
200,000	Comcast Corporation	5.500	3/15/2011	198,994
500,000	Cox Communications, Inc.	7.750	11/1/2010	531,742
115,000	Cox Communications, Inc.	6.450	12 /1/2036	110,605
225,000	Deutsche Telekom International Finance BV ±	8.000	6/15/2010	239,818
225,000	France Telecom SA	7.750	3/1/2011	240,384

The accompanying Notes to Financial Statements are an integral part of this schedule.

158

Balanced Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.7%)	Rate	Date	Value

Communications Services — continued
$450,000	New Cingular Wireless Services, Inc.	7.875%	3/1/2011	$483,831
500,000	News America, Inc.	4.750	3/15/2010	490,058
225,000	News America, Inc.	6.400	12/15/2035	214,270
225,000	SBC Communications, Inc.	5.875	2/1/2012	226,914
600,000	Sprint Capital Corporation	7.625	1/30/2011	631,266
450,000	Sprint Capital Corporation	6.900	5/1/2019	445,471
550,000	Telecom Italia Capital SA	5.250	11/15/2013	524,080
425,000	Tele-Communications, Inc. (TCI Group)	7.875	8/1/2013	465,703
1,000,000	Verizon Global Funding Corporation	7.250	12/1/2010	1,054,144

	Total Communications Services			6,862,995

Consumer Cyclical (0.4%)
650,000	AOL Time Warner, Inc.	6.875	5/1/2012	678,126
500,000	Johnson Controls, Inc.	7.125	7/15/2017	533,373
450,000	Wal-Mart Stores, Inc.	7.550	2/15/2030	522,815
500,000	Walt Disney Company	5.625	9/15/2016	496,240

	Total Consumer Cyclical			2,230,554

Consumer Non-Cyclical (0.7%)
225,000	Boston Scientific Corporation	7.000	11/15/2035	212,583
800,000	Bunge Limited Finance Corporation	5.350	4/15/2014	759,965
425,000	Coca-Cola HBC Finance BV	5.125	9/17/2013	412,064
482,000	General Mills, Inc.	6.000	2/15/2012	487,173
500,000	Kraft Foods, Inc.	6.250	6/1/2012	508,176
500,000	Kroger Company	4.950	1/15/2015	461,629
500,000	WellPoint, Inc.	5.000	12/15/2014	472,096
450,000	Wyeth	6.000	2/15/2036	433,899

	Total Consumer Non-Cyclical			3,747,585

Energy (0.3%)
500,000	Burlington Resources, Inc.	6.500	12/1/2011	518,702
800,000	Conoco Funding Company	6.350	10/15/2011	824,910
250,000	PennzEnergy Company	10.125	11/15/2009	273,577

	Total Energy			1,617,189

Financials (3.1%)
450,000	Allstate Corporation	5.000	8/15/2014	430,344
250,000	Associates Corporation of North America ±	6.250	11/1/2008	252,738
225,000	BAC Capital Trust XI	6.625	5/23/2036	229,423
675,000	Bank of America Corporation	4.750	8/15/2013	643,714
1,350,000	Bank One Corporation ±	5.900	11/15/2011	1,369,337
700,000	BB&T Corporation	6.500	8/1/2011	722,555
900,000	BNP Paribas SA ±	5.186	6/29/2015	839,173
900,000	Capital One Financial Corporation	5.250	2/21/2017	834,138
650,000	CIT Group, Inc.	4.750	12/15/2010	630,417
650,000	Credit Suisse First Boston USA, Inc.	3.875	1/15/2009	636,356

The accompanying Notes to Financial Statements are an integral part of this schedule.

159

Balanced Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.7%)	Rate	Date	Value

Financials — continued
$675,000	Goldman Sachs Group, Inc.	6.600%	1/15/2012	$698,975
425,000	Household Finance Corporation	4.750	5/15/2009	420,269
500,000	HSBC Finance Corporation	5.000	6/30/2015	468,318
650,000	Lehman Brothers Holdings, Inc.	3.950	11/10/2009	630,322
450,000	Merrill Lynch & Company, Inc.	5.000	2/3/2014	430,092
350,000	MetLife, Inc.	5.000	6/15/2015	330,448
1,100,000	Morgan Stanley Dean Witter & Company *	6.750	4/15/2011	1,140,509
1,487,137	Preferred Term Securities XXIII, Ltd. †	5.560	9/24/2007	1,487,137
425,000	ProLogis Trust	5.500	3/1/2013	420,079
500,000	Prudential Financial, Inc.	4.750	6/13/2015	464,653
225,000	Prudential Financial, Inc.	5.700	12/14/2036	206,172
400,000	Residential Capital Corporation	6.500	4/17/2013	386,632
450,000	Student Loan Marketing Corporation	4.000	1/15/2010	418,783
450,000	Union Planters Corporation	4.375	12/1/2010	436,036
425,000	Wachovia Bank NA	4.875	2/1/2015	401,473
500,000	Washington Mutual Bank FA	5.500	1/15/2013	488,626
900,000	Wells Fargo & Company	4.200	1/15/2010	877,208

	Total Financials			16,293,927

Foreign (1.6%)
1,500,000	Canadian Government	5.250	11/5/2008	1,503,138
300,000	Codelco, Inc.	6.375	11/30/2012	310,691
625,000	European Investment Bank	3.000	6/16/2008	612,287
450,000	Export-Import Bank of Korea ±	4.125	2/10/2009	440,307
1,200,000	Inter-American Development Bank	5.375	11/18/2008	1,204,723
1,000,000	Ontario Electricity Financial Corporation	7.450	3/31/2013	1,100,576
425,000	Pemex Project Funding Master Trust	9.125	10/13/2010	467,500
250,000	Petro-Canada, Ltd.	8.600	1/15/2010	271,364
500,000	Province of Newfoundland	8.650	10/22/2022	650,198
600,000	Province of Quebec	4.875	5/5/2014	580,325
750,000	Republic of Italy	4.375	6/15/2013	711,147
900,000	United Mexican States	5.625	1/15/2017	881,100

	Total Foreign			8,733,356

Mortgage-Backed Securities (11.0%)
8,610	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500	4/1/2009	8,658
11,270	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.500	8/1/2010	11,523
1,190	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.000	11/1/2010	1,216
41,836	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.000	2/1/2011	42,741
30,442	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	5/1/2012	30,754

The accompanying Notes to Financial Statements are an integral part of this schedule.

160

Balanced Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.7%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$4,411	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	8.000%	6/1/2012	$4,599
10,569	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.000	8/1/2012	10,892
20,366	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500	11/1/2012	20,830
15,227	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500	8/1/2013	15,575
76,037	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	2/1/2014	76,467
126,838	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	5.500	4/1/2014	125,960
132,681	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	4/1/2014	133,666
54,770	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500	6/1/2014	56,019
46,422	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.500	9/1/2014	48,010
1,311,349	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	5.500	12/1/2017	1,296,279
22,406	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	4/1/2024	22,810
58,047	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	9.000	11/1/2024	62,745
2,837	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	9.000	4/1/2025	3,065
4,636	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	9/1/2025	4,792
5,729	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.500	9/1/2025	6,135
13,954	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	1/1/2026	14,697
4,149	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	5/1/2026	4,224
11,580	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	5/1/2026	11,969
26,133	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	7/1/2026	26,097
1,365	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	7/1/2026	1,428
1,362	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	8/1/2026	1,425
7,379	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	11/1/2026	7,766

The accompanying Notes to Financial Statements are an integral part of this schedule.

161

Balanced Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.7%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$4,655	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500%	1/1/2027	$4,872
12,039	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	2/1/2027	12,291
12,385	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	2/1/2027	12,801
19,821	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	3/1/2027	20,859
8,621	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	4/1/2027	9,021
4,799	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	5/1/2027	4,960
22,558	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	6/1/2027	23,750
8,628	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.500	7/1/2027	9,249
9,995	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	9/1/2027	10,331
14,377	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	10/1/2027	15,137
12,845	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	11/1/2027	13,441
6,330	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	12/1/2027	6,463
6,432	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	12/1/2027	6,731
51,754	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	6/1/2028	52,871
21,740	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	10/1/2028	22,474
65,528	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	11/1/2028	66,943
4,927	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	1/1/2029	5,034
92,324	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	3/1/2029	92,149
46,502	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	4/1/2029	47,504
84,570	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	5/1/2029	84,410
83,763	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	5/1/2029	86,602
34,146	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	7/1/2029	34,882
58,813	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	8/1/2029	60,081

The accompanying Notes to Financial Statements are an integral part of this schedule.

162

Balanced Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.7%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$14,747	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000%	9/1/2029	$15,247
20,864	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	10/1/2029	21,571
9,989	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	11/1/2029	10,445
9,467	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	1/1/2030	9,788
64,301	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	1/1/2030	67,122
12,643	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	8/1/2030	13,325
65,040	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	3/1/2031	64,886
245,097	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	6/1/2031	244,517
192,664	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	1/1/2032	192,209
814,408	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	10/1/2032	811,952
7,000,000	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through §	5.000	7/1/2037	6,560,316
4,050,000	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through §	6.000	7/1/2037	4,012,031
5,119	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	9.000	4/1/2010	5,375
3,893	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.000	2/1/2011	3,929
8,019	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	8.000	5/1/2011	8,294
10,869	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.000	6/1/2011	11,167
4,824	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	7/1/2011	4,922
4,419	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.500	7/1/2011	4,524
35,455	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	5/1/2012	36,281
13,275	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	7/1/2012	13,584
34,100	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.000	10/1/2012	35,166
6,295	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.000	12/1/2012	6,492
24,328	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	6/1/2013	24,893

The accompanying Notes to Financial Statements are an integral part of this schedule.

163

Balanced Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.7%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$69,060	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.000%	11/1/2013	$69,683
118,014	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	5.500	12/1/2013	117,219
42,026	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.000	12/1/2013	42,466
26,700	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.500	4/1/2015	27,519
13,950,000	Federal National Mortgage Association Conventional
	15-Yr. Pass Through §	5.000	7/1/2022	13,479,188
7,265	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	10.500	8/1/2020	8,016
6,202	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	9.500	4/1/2025	6,818
1,436	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	9/1/2025	1,504
5,050	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.500	11/1/2025	5,414
3,548	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	1/1/2026	3,675
16,006	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	2/1/2026	16,279
6,135	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	3/1/2026	6,357
9,284	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	4/1/2026	9,443
1,651	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.500	5/1/2026	1,772
4,086	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	7/1/2026	4,278
22,380	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	8/1/2026	23,431
2,190	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	8/1/2026	2,315
10,670	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	11/1/2026	11,056
3,758	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	11/1/2026	3,973
1,511	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	12/1/2026	1,582
2,234	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	2/1/2027	2,339
8,395	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	3/1/2027	8,699
9,503	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	5/1/2027	9,948

The accompanying Notes to Financial Statements are an integral part of this schedule.

164

Balanced Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.7%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$15,372	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500%	7/1/2027	$15,682
10,601	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	7/1/2027	10,988
5,047	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	7/1/2027	5,339
8,070	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	8/1/2027	8,447
48,776	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	9/1/2027	51,594
12,697	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	10/1/2027	13,161
39,242	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	12/1/2027	41,080
7,085	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	12/1/2027	7,494
19,669	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	2/1/2028	20,065
14,075	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	2/1/2028	14,589
139,584	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2028	142,464
35,496	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	8/1/2028	36,800
81,634	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	11/1/2028	83,319
3,130	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	11/1/2028	3,245
138,362	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	12/1/2028	137,916
44,335	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	12/1/2028	45,963
53,336	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	3/1/2029	53,145
76,825	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	6/1/2029	78,405
97,080	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	7/1/2029	96,732
29,358	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2029	29,962
82,041	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	8/1/2029	85,821
103,941	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	11/1/2029	103,568
86,898	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	11/1/2029	90,109

The accompanying Notes to Financial Statements are an integral part of this schedule.

165

Balanced Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.7%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$26,522	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.500%	4/1/2030	$28,456
12,469	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	8/1/2030	13,023
155,660	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2031	158,687
69,033	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	10/1/2031	70,376
80,471	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	12/1/2031	82,036
101,086	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	5/1/2032	102,876
565,189	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2032	575,199
25,900,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500	7/1/2037	24,977,312
2,685	Government National Mortgage Association
	15-Yr. Pass Through	6.500	5/15/2009	2,717
14,680	Government National Mortgage Association
	15-Yr. Pass Through	6.000	4/15/2011	14,848
3,398	Government National Mortgage Association
	5-Yr. Pass Through	6.500	6/15/2011	3,473
7,524	Government National Mortgage Association
	15-Yr. Pass Through	7.500	7/15/2011	7,748
16,684	Government National Mortgage Association
	15-Yr. Pass Through	7.000	4/15/2012	17,232
115,288	Government National Mortgage Association
	15-Yr. Pass Through	6.000	7/15/2014	115,988
4,245	Government National Mortgage Association
	30-Yr. Pass Through	9.500	12/15/2024	4,657
13,471	Government National Mortgage Association
	30-Yr. Pass Through	9.500	1/15/2025	14,793
35,985	Government National Mortgage Association
	30-Yr. Pass Through	9.000	3/15/2025	38,904
2,980	Government National Mortgage Association
	30-Yr. Pass Through	7.500	8/15/2025	3,123
36,711	Government National Mortgage Association
	30-Yr. Pass Through	7.000	1/15/2026	38,289
4,623	Government National Mortgage Association
	30-Yr. Pass Through	6.500	3/15/2026	4,715
26,339	Government National Mortgage Association
	30-Yr. Pass Through	7.000	4/15/2026	27,471
6,928	Government National Mortgage Association
	30-Yr. Pass Through	8.000	4/15/2026	7,349
25,126	Government National Mortgage Association
	30-Yr. Pass Through	6.000	5/15/2026	25,094

The accompanying Notes to Financial Statements are an integral part of this schedule.

166

Balanced Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.7%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$22,900	Government National Mortgage Association
	30-Yr. Pass Through	7.000%	5/15/2026	$23,884
8,176	Government National Mortgage Association
	30-Yr. Pass Through	7.500	5/15/2026	8,569
32,429	Government National Mortgage Association
	30-Yr. Pass Through	7.000	6/15/2026	33,823
7,549	Government National Mortgage Association
	30-Yr. Pass Through	8.500	6/15/2026	8,118
3,298	Government National Mortgage Association
	30-Yr. Pass Through	8.500	7/15/2026	3,546
23,162	Government National Mortgage Association
	30-Yr. Pass Through	8.000	9/15/2026	24,568
9,648	Government National Mortgage Association
	30-Yr. Pass Through	7.500	10/15/2026	10,112
7,548	Government National Mortgage Association
	30-Yr. Pass Through	8.000	11/15/2026	8,006
3,135	Government National Mortgage Association
	30-Yr. Pass Through	8.500	11/15/2026	3,371
4,570	Government National Mortgage Association
	30-Yr. Pass Through	9.000	12/15/2026	4,944
2,630	Government National Mortgage Association
	30-Yr. Pass Through	7.500	1/15/2027	2,756
34,022	Government National Mortgage Association
	30-Yr. Pass Through	7.500	4/15/2027	35,658
9,083	Government National Mortgage Association
	30-Yr. Pass Through	8.000	6/20/2027	9,597
3,277	Government National Mortgage Association
	30-Yr. Pass Through	8.000	8/15/2027	3,476
94,495	Government National Mortgage Association
	30-Yr. Pass Through	6.500	10/15/2027	96,506
37,223	Government National Mortgage Association
	30-Yr. Pass Through	7.000	10/15/2027	38,821
43,427	Government National Mortgage Association
	30-Yr. Pass Through	7.000	11/15/2027	45,291
109,046	Government National Mortgage Association
	30-Yr. Pass Through	7.000	7/15/2028	113,677
17,757	Government National Mortgage Association
	30-Yr. Pass Through	7.500	7/15/2028	18,607
111,444	Government National Mortgage Association
	30-Yr. Pass Through	6.500	9/15/2028	113,851
96,122	Government National Mortgage Association
	30-Yr. Pass Through	6.000	12/15/2028	95,988
81,527	Government National Mortgage Association
	30-Yr. Pass Through	6.500	1/15/2029	83,294
241,847	Government National Mortgage Association
	30-Yr. Pass Through	6.500	3/15/2029	247,087

The accompanying Notes to Financial Statements are an integral part of this schedule.

167

Balanced Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.7%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$51,933	Government National Mortgage Association
	30-Yr. Pass Through	6.500%	4/15/2029	$53,059
36,661	Government National Mortgage Association
	30-Yr. Pass Through	7.000	4/15/2029	38,218
161,663	Government National Mortgage Association
	30-Yr. Pass Through	6.000	6/15/2029	161,415
65,477	Government National Mortgage Association
	30-Yr. Pass Through	7.000	6/15/2029	68,258
4,896	Government National Mortgage Association
	30-Yr. Pass Through	7.500	8/15/2029	5,129
24,639	Government National Mortgage Association
	30-Yr. Pass Through	8.000	5/15/2030	26,164
53,286	Government National Mortgage Association
	30-Yr. Pass Through	7.000	9/15/2031	55,520
102,723	Government National Mortgage Association
	30-Yr. Pass Through	6.500	2/15/2032	104,782

	Total Mortgage-Backed Securities			57,850,557

Technology (0.1%)
500,000	International Business Machines Corporation	7.500	6/15/2013	545,062

	Total Technology			545,062

Transportation (0.3%)
425,000	CSX Corporation	5.500	8/1/2013	416,715
450,000	FedEx Corporation	3.500	4/1/2009	434,992
500,000	Union Pacific Corporation	6.500	4/15/2012	514,659

	Total Transportation			1,366,366

U.S. Government (8.7%)
2,000,000	Federal Home Loan Bank	4.100	6/13/2008	1,978,058
2,000,000	Federal Home Loan Bank	4.500	10/14/2008	1,981,218
2,500,000	Federal Home Loan Bank	4.625	11/21/2008	2,479,238
1,000,000	Federal Home Loan Bank	3.750	8/18/2009	971,970
3,000,000	Federal Home Loan Mortgage Corporation	5.750	4/15/2008	3,009,096
1,000,000	Federal National Mortgage Association	5.250	1/15/2009	1,000,078
1,300,000	Federal National Mortgage Association *	5.000	2/13/2017	1,257,645
1,500,000	Federal National Mortgage Association	5.625	4/17/2028	1,486,611
1,000,000	Federal National Mortgage Association	7.125	1/15/2030	1,190,033
1,000,000	Resolution Funding Corporation	8.625	1/15/2021	1,293,185
5,400,000	U.S. Treasury Bonds *	7.250	5/15/2016	6,240,796
925,000	U.S. Treasury Bonds *	8.875	2/15/2019	1,223,312
650,000	U.S. Treasury Bonds *	7.875	2/15/2021	817,933
600,000	U.S. Treasury Bonds	8.000	11/15/2021	767,672
400,000	U.S. Treasury Bonds	7.250	8/15/2022	484,219
250,000	U.S. Treasury Bonds *	7.625	11/15/2022	313,125
625,000	U.S. Treasury Bonds *	7.125	2/15/2023	750,293

The accompanying Notes to Financial Statements are an integral part of this schedule.

168

Balanced Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.7%)	Rate	Date	Value

U.S. Government — continued
$750,000	U.S. Treasury Bonds *	6.250%	8/15/2023	$832,793
1,100,000	U.S. Treasury Bonds ‡	7.500	11/15/2024	1,383,766
500,000	U.S. Treasury Bonds	6.875	8/15/2025	595,664
1,450,000	U.S. Treasury Bonds *	6.125	8/15/2029	1,626,493
500,000	U.S. Treasury Bonds *	4.500	2/15/2036	452,734
1,000,000	U.S. Treasury Notes	3.375	2/15/2008	989,922
3,700,000	U.S. Treasury Notes *	6.000	8/15/2009	3,780,072
3,000,000	U.S. Treasury Notes *	3.625	1/15/2010	2,910,000
3,500,000	U.S. Treasury Notes *	4.500	11/30/2011	3,440,392
750,000	U.S. Treasury Notes	4.750	5/15/2014	740,625
1,700,000	U.S. Treasury Notes *	4.500	2/15/2016	1,638,508
275,000	U.S. Treasury Notes *	4.625	2/15/2017	266,320

	Total U.S. Government			45,901,771

Utilities (0.6%)
225,000	Commonwealth Edison Company	5.900	3/15/2036	207,984
450,000	Duke Capital Corporation	7.500	10/1/2009	467,823
450,000	FirstEnergy Corporation	6.450	11/15/2011	461,436
425,000	Oncor Electric Delivery Company	6.375	1/15/2015	431,066
225,000	Oneok Partners, LP	6.650	10/1/2036	223,164
300,000	Progress Energy, Inc.	7.000	10/30/2031	320,734
700,000	Public Service Company of Colorado	7.875	10/1/2012	768,029
225,000	Southern California Edison Company	5.000	1/15/2014	215,152
225,000	Xcel Energy, Inc.	6.500	7/1/2036	227,560

	Total Utilities			3,322,948

	Total Long-Term Fixed Income (cost $216,061,371)			214,761,588

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (6.5%)	Rate (+)	Date	Value

34,577,994	Thrivent Financial Securities Lending Trust	5.360%	N/A	$34,577,994

	Total Collateral Held for Securities Loaned
	(cost $34,577,994)			34,577,994

The accompanying Notes to Financial Statements are an integral part of this schedule.

169

Balanced Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.6%)	Rate (+)	Date	Value

$2,000,000	Barclays US Funding Corporation ±	5.235%	7/27/2007	$1,992,147
500,000	Federal National Mortgage Association ‡	5.080	7/16/2007	498,872
16,501,487	Thrivent Money Market Portfolio	5.050	N/A	16,501,487

	Total Short-Term Investments (at amortized cost)			18,992,506

	Total Investments (cost $503,263,316) 115.7%			$611,330,600

	Other Assets and Liabilities, Net (15.7%)			(83,123,799)

	Total Net Assets 100.0%			$528,206,801

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 500 Index Futures	17	September 2007	$6,595,448	$6,440,450	($154,998)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At June 29, 2007, $1,127,857 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $7,656,000 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$137,288,644
Gross unrealized depreciation	(29,221,360)

Net unrealized appreciation (depreciation)	$108,067,284

Cost for federal income tax purposes	$503,263,316

The accompanying Notes to Financial Statements are an integral part of this schedule.

170

High Yield Portfolio Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (94.1%)	Rate	Date	Value

Basic Materials (10.5%)
$2,130,000	Aleris International, Inc. ±‡	9.000%	12/15/2014	$2,148,638
2,740,000	Aleris International, Inc.	10.000	12/15/2016	2,719,450
3,035,000	Arch Western Finance, LLC	6.750	7/1/2013	2,913,600
2,250,000	Buckeye Technologies, Inc. ‡	8.000	10/15/2010	2,250,000
2,770,000	Domtar, Inc.	7.125	8/1/2015	2,683,438
2,525,000	Drummond Company, Inc. ‡	7.375	2/15/2016	2,398,750
1,414,000	Equistar Chemicals, LP	10.625	5/1/2011	1,488,235
3,485,000	FMG Finance, Pty. Ltd.	10.625	9/1/2016	4,147,150
3,545,000	Freeport-McMoRan Copper & Gold, Inc.	8.375	4/1/2017	3,784,288
1,640,000	Georgia-Pacific Corporation	8.125	5/15/2011	1,674,850
2,115,000	Georgia-Pacific Corporation	7.125	1/15/2017	2,030,400
4,160,000	Graphic Packaging International Corporation	9.500	8/15/2013	4,321,200
3,475,000	Griffin Coal Mining Company, Pty., Ltd.	9.500	12/1/2016	3,574,906
3,490,000	Huntsman International, LLC	7.875	11/13/2014	3,738,662
5,100,000	Ineos Group Holdings plc	8.500	2/15/2016	4,985,250
1,520,000	Jefferson Smurfit Corporation	8.250	10/1/2012	1,508,600
3,520,000	Lyondell Chemical Company	10.500	6/1/2013	3,801,600
1,600,000	Lyondell Chemical Company	8.250	9/15/2016	1,672,000
1,590,000	Lyondell Chemical Company	6.875	6/15/2017	1,534,350
2,270,000	Mosaic Global Holdings, Inc., Convertible	7.375	12/1/2014	2,292,700
1,620,000	PNA Group, Inc.	10.750	9/1/2016	1,765,800
1,140,000	PNA Intermediate Holdings Corporation †	12.360	8/15/2007	1,151,400
3,800,000	Ryerson, Inc.	8.250	12/15/2011	3,819,000
2,160,000	Smurfit-Stone Container Enterprises, Inc.	8.000	3/15/2017	2,095,200
1,970,000	Southern Copper Corporation	7.500	7/27/2035	2,114,868
4,210,000	Terra Capital, Inc.	7.000	2/1/2017	4,062,650

	Total Basic Materials			70,676,985

Capital Goods (8.6%)
2,600,000	Ahern Rentals, Inc.	9.250	8/15/2013	2,632,500
4,830,000	Allied Waste North America, Inc. ±‡	7.875	4/15/2013	4,884,338
1,530,000	Ashtead Capital, Inc. ‡	9.000	8/15/2016	1,602,675
2,525,000	Ball Corporation ±	6.625	3/15/2018	2,424,000
2,505,000	Berry Plastics Holding Corporation ‡	8.875	9/15/2014	2,536,312
1,570,000	Case New Holland, Inc. ‡	7.125	3/1/2014	1,589,625
2,150,000	Crown Americas, Inc.	7.625	11/15/2013	2,171,500
2,150,000	Crown Americas, Inc. ±	7.750	11/15/2015	2,160,750
3,400,000	Da-Lite Screen Company, Inc.	9.500	5/15/2011	3,570,000
1,140,000	General Cable Corporation	7.125	4/1/2017	1,128,600
1,915,000	Graham Packaging Company, Inc.	9.875	10/15/2014	1,936,544
1,090,000	K&F Acquisition, Inc.	7.750	11/15/2014	1,155,400
1,150,000	Legrand SA	8.500	2/15/2025	1,342,625
2,660,000	Mueller Water Products, Inc.	7.375	6/1/2017	2,637,683
2,340,000	Norcraft Companies, LP/Norcraft Finance Corporation	9.000	11/1/2011	2,416,050
1,630,000	Owens-Brockway Glass Container, Inc.	8.250	5/15/2013	1,687,050
4,150,000	Owens-Illinois, Inc.	7.500	5/15/2010	4,186,312

The accompanying Notes to Financial Statements are an integral part of this schedule.

171

High Yield Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (94.1%)	Rate	Date	Value

Capital Goods — continued
$3,585,000	Plastipak Holdings, Inc.	8.500%	12/15/2015	$3,710,475
2,975,000	RBS Global, Inc./Rexnord Corporation	9.500	8/1/2014	3,049,375
1,110,000	RBS Global, Inc./Rexnord Corporation	11.750	8/1/2016	1,193,250
1,755,000	Rental Services Corporation	9.500	12/1/2014	1,790,100
1,840,000	TransDigm, Inc.	7.750	7/15/2014	1,858,400
2,295,000	United Rentals North America, Inc.	6.500	2/15/2012	2,254,838
3,620,000	United Rentals North America, Inc.	7.000	2/15/2014	3,529,500

	Total Capital Goods			57,447,902

Communications Services (17.0%)
2,840,000	Block Communications, Inc. ‡	8.250	12/15/2015	2,868,400
2,410,000	CCH I, LLC	11.000	10/1/2015	2,515,438
2,900,000	CCH II, LLC/ CCH II Capital Corporation	10.250	10/1/2013	3,103,000
2,540,000	Centennial Communications Corporation ±	8.125	2/1/2014	2,597,150
3,060,000	Charter Communications Holdings, LLC	8.750	11/15/2013	3,113,550
3,420,000	Citizens Communications Company ±	9.250	5/15/2011	3,693,600
1,310,000	Dex Media West, LLC/Dex Media West
	Finance Company	9.875	8/15/2013	1,401,700
3,425,000	Dobson Cellular Systems ‡	9.875	11/1/2012	3,690,438
2,505,000	Idearc, Inc.	8.000	11/15/2016	2,530,050
2,280,000	Intelsat Bermuda, Ltd. †	8.872	7/15/2007	2,328,450
1,640,000	Intelsat Bermuda, Ltd.	9.250	6/15/2016	1,742,500
3,520,000	Intelsat Intermediate, Inc. >	Zero Coupon	2/1/2010	2,895,200
2,510,000	Intelsat Subsidiary Holding Company, Ltd.	8.625	1/15/2015	2,572,750
1,785,000	Lamar Media Corporation	6.625	8/15/2015	1,691,288
3,970,000	Level 3 Financing, Inc.	9.250	11/1/2014	4,009,700
2,270,000	Level 3 Financing, Inc.	8.750	2/15/2017	2,244,462
6,430,000	MetroPCS Wireless, Inc.	9.250	11/1/2014	6,638,975
2,650,000	Morris Publishing Group, LLC	7.000	8/1/2013	2,318,750
5,330,000	NTL Cable plc	9.125	8/15/2016	5,583,175
2,510,000	PRIMEDIA, Inc. †	10.735	8/15/2007	2,588,438
3,110,000	Quebecor World, Inc.	9.750	1/15/2015	3,148,875
1,270,000	Qwest Communications International, Inc.	7.500	2/15/2014	1,285,875
4,530,000	Qwest Corporation	7.875	9/1/2011	4,722,525
1,650,000	Qwest Corporation	7.625	6/15/2015	1,703,625
9,925,000	R.H. Donnelley Corporation	6.875	1/15/2013	9,403,938
2,555,000	R.H. Donnelley Corporation	8.875	1/15/2016	2,657,200
4,590,000	Readers Digest Association, Inc.	9.000	2/15/2017	4,291,650
1,890,000	Rural Cellular Corporation †	8.360	9/4/2007	1,880,550
1,780,000	Rural Cellular Corporation	9.875	2/1/2010	1,860,100
3,385,000	Time Warner Telecom Holdings, Inc.	9.250	2/15/2014	3,588,100
3,510,000	TL Acquisitions, Inc. >§	Zero Coupon	7/15/2009	2,636,888
3,780,000	TL Acquisitions, Inc. §	10.500	1/15/2015	3,666,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

172

High Yield Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (94.1%)	Rate	Date	Value

Communications Services — continued
$4,590,000	Umbrella Acquisition	9.750%	3/15/2015	$4,532,625
5,360,000	Videotron Ltee	6.875	1/15/2014	5,252,800
1,270,000	Windstream Corporation	8.625	8/1/2016	1,343,025
2,100,000	Windstream Corporation	7.000	3/15/2019	2,005,500

	Total Communications Services			114,106,890

Consumer Cyclical (21.1%)
1,980,000	Allied Security Escrow Corporation ‡	11.375	7/15/2011	1,989,900
3,720,000	ArvinMeritor, Inc.	8.125	9/15/2015	3,603,750
2,755,000	Beazer Homes USA, Inc.	8.625	5/15/2011	2,644,800
3,350,000	Bon-Ton Stores, Inc.	10.250	3/15/2014	3,391,875
970,000	Boyd Gaming Corporation	7.125	2/1/2016	940,900
4,600,000	Buffalo Thunder Development Authority ‡	9.375	12/15/2014	4,600,000
1,710,000	Buffets, Inc. ±‡	12.500	11/1/2014	1,637,325
3,390,000	Buhrmann U.S., Inc. ‡	7.875	3/1/2015	3,339,150
2,960,000	Burlington Coat Factory Warehouse Corporation	11.125	4/15/2014	2,886,000
3,590,000	Circus & Eldorado Joint Venture/Silver Legacy
	Capital Corporation	10.125	3/1/2012	3,756,038
3,240,000	Claire’s Stores, Inc.	10.500	6/1/2017	2,956,500
2,130,000	Dollarama Group, LP †‡	11.160	12/17/2007	2,108,700
5,335,000	Dollarama Group, LP	8.875	8/15/2012	5,468,375
5,110,000	Fontainebleau Las Vegas Holdings, LLC	10.250	6/15/2015	5,033,350
4,050,000	Ford Motor Credit Company †	9.806	7/16/2007	4,340,430
1,350,000	Ford Motor Credit Company	9.750	9/15/2010	1,409,650
2,680,000	Ford Motor Credit Company	7.000	10/1/2013	2,483,009
1,590,000	Ford Motor Credit Company	8.000	12/15/2016	1,522,978
3,890,000	Gaylord Entertainment Company	6.750	11/15/2014	3,821,925
4,050,000	General Motors Corporation	8.250	7/15/2023	3,690,562
5,040,000	Group 1 Automotive, Inc.	8.250	8/15/2013	5,203,800
1,700,000	Group 1 Automotive, Inc., Convertible	2.250	6/15/2016	1,464,125
2,460,000	Hanesbrands, Inc. †	8.784	12/17/2007	2,496,900
1,965,000	Harrah’s Operating Company, Inc.	6.500	6/1/2016	1,640,775
3,650,000	K. Hovnanian Enterprises, Inc.	7.500	5/15/2016	3,321,500
1,535,000	KB Home	6.250	6/15/2015	1,350,800
3,140,000	Majestic Star Casino, LLC	9.500	10/15/2010	3,265,600
4,190,000	MGM MIRAGE	5.875	2/27/2014	3,791,950
3,510,000	Mohegan Tribal Gaming Authority	6.375	7/15/2009	3,474,900
3,180,000	NCL Corporation	10.625	7/15/2014	3,068,700
1,655,000	Norcraft Holdings, LP/Norcraft
	Capital Corporation	Zero Coupon	9/1/2008	1,514,325
2,800,000	Perry Ellis International, Inc.	8.875	9/15/2013	2,842,000
3,600,000	Pokagon Gaming Authority	10.375	6/15/2014	3,969,000
2,840,000	Realogy Corporation	10.500	4/15/2014	2,705,100
1,350,000	Realogy Corporation	12.375	4/15/2015	1,231,875
2,555,000	Rite Aid Corporation	8.625	3/1/2015	2,388,925

The accompanying Notes to Financial Statements are an integral part of this schedule.

173

High Yield Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (94.1%)	Rate	Date	Value

Consumer Cyclical — continued
$3,325,000	Sally Holdings, LLC *	10.500%	11/15/2016	$3,341,625
2,835,000	Seminole Hard Rock Entertainment †	7.860	9/17/2007	2,856,262
2,100,000	Service Corporation International	6.750	4/1/2015	2,023,875
2,160,000	Shingle Springs Tribal Gaming Authority	9.375	6/15/2015	2,178,900
5,525,000	Station Casinos, Inc.	6.875	3/1/2016	4,875,812
6,510,000	Tunica Biloxi Gaming Authority	9.000	11/15/2015	6,802,950
2,000,000	Turning Stone Resort Casino Enterprise	9.125	12/15/2010	2,035,000
2,960,000	Turning Stone Resort Casino Enterprise	9.125	9/15/2014	3,011,800
3,515,000	Universal City Florida Holding Company I/II †	10.106	8/1/2007	3,585,300
3,045,000	Warnaco, Inc.	8.875	6/15/2013	3,220,088
3,103,000	WMG Holdings Corporation >	Zero Coupon	12/15/2009	2,358,280

	Total Consumer Cyclical			141,645,384

Consumer Non-Cyclical (9.4%)
3,950,000	Community Health Systems, Inc. §	8.875	7/15/2015	4,004,312
4,420,000	Constellation Brands, Inc.	7.250	9/1/2016	4,309,500
2,170,000	Elan Finance plc/Elan Finance Corporation †	9.360	8/15/2007	2,180,850
3,140,000	HCA, Inc.	6.750	7/15/2013	2,857,400
5,870,000	HCA, Inc.	9.250	11/15/2016	6,251,550
2,880,000	IASIS Healthcare, LLC (IASIS Capital Corporation)	8.750	6/15/2014	2,880,000
3,730,000	Jarden Corporation	7.500	5/1/2017	3,683,375
4,185,000	Jostens Holding Corporation >	Zero Coupon	12/1/2008	3,839,738
3,240,000	Michael Foods, Inc.	8.000	11/15/2013	3,272,400
3,710,000	Omnicare, Inc.	6.750	12/15/2013	3,543,050
2,125,000	Smithfield Foods, Inc.	8.000	10/15/2009	2,188,750
2,150,000	Stater Brothers Holdings, Inc.	8.125	6/15/2012	2,166,125
3,410,000	Sun Healthcare Group, Inc.	9.125	4/15/2015	3,546,400
2,680,000	SUPERVALU, Inc.	7.500	11/15/2014	2,747,000
3,780,000	Surgical Care Affiliates, Inc.	8.875	7/15/2015	3,761,100
2,680,000	Triad Hospitals, Inc.	7.000	11/15/2013	2,817,213
3,810,000	Vanguard Health Holding Company II, LLC	9.000	10/1/2014	3,771,900
3,740,000	Ventas Realty, LP/Ventas Capital Corporation	6.500	6/1/2016	3,646,500
1,508,000	Warner Chilcott Corporation	8.750	2/1/2015	1,549,470

	Total Consumer Non-Cyclical			63,016,633

Energy (6.5%)
3,230,000	CHC Helicopter Corporation	7.375	5/1/2014	3,076,575
1,585,000	Chesapeake Energy Corporation ‡	6.375	6/15/2015	1,511,694
2,710,000	Chesapeake Energy Corporation ‡	6.250	1/15/2018	2,530,462
3,035,000	Denbury Resources, Inc.	7.500	12/15/2015	3,027,412
2,700,000	Energy Partners, Ltd.	9.750	4/15/2014	2,679,750
2,980,000	Forest Oil Corporation	7.250	6/15/2019	2,890,600
2,135,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	1,953,525
2,700,000	Mariner Energy, Inc.	8.000	5/15/2017	2,679,750
4,525,000	Ocean Rig Norway AS	8.375	7/1/2013	4,660,750
4,270,000	OPTI Canada, Inc.	8.250	12/15/2014	4,334,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

174

High Yield Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (94.1%)	Rate	Date	Value

Energy — continued
$3,140,000	PetroHawk Energy Corporation	9.125%	7/15/2013	$3,320,550
3,030,000	Petroplus Finance, Ltd.	7.000	5/1/2017	2,916,375
3,630,000	Plains Exploration & Production Company	7.750	6/15/2015	3,602,775
3,800,000	Western Oil Sands, Inc.	8.375	5/1/2012	4,156,250

	Total Energy			43,340,518

Financials (3.0%)
2,150,000	ACE Cash Express, Inc.	10.250	10/1/2014	2,198,375
1,425,000	Deluxe Corporation	7.375	6/1/2015	1,417,875
2,050,000	FTI Consulting, Inc.	7.625	6/15/2013	2,075,625
8,285,000	General Motors Acceptance Corporation	6.875	9/15/2011	8,149,573
6,600,000	Leucadia National Corporation	7.125	3/15/2017	6,402,000

	Total Financials			20,243,448

Technology (3.2%)
3,250,000	Avago Technologies Finance Pte †‡	10.860	9/3/2007	3,339,375
2,100,000	Avago Technologies Finance Pte ‡	10.125	12/1/2013	2,236,500
2,290,000	Nortel Networks, Ltd. †	9.606	7/15/2007	2,435,988
1,600,000	NXP BV/NXP Funding, LLC †	8.105	7/15/2007	1,602,000
4,780,000	NXP BV/NXP Funding, LLC	9.500	10/15/2015	4,708,300
5,205,000	Seagate Technology HDD Holdings	6.800	10/1/2016	4,996,800
2,180,000	SunGard Data Systems, Inc.	10.250	8/15/2015	2,305,350

	Total Technology			21,624,313

Transportation (4.3%)
3,359,836	Continental Airlines, Inc.	7.875	7/2/2018	3,435,432
2,670,000	Delta Air Lines, Inc. ±	7.920	11/18/2010	2,696,700
1,825,000	Hertz Corporation	8.875	1/1/2014	1,902,562
2,955,000	Hertz Corporation	10.500	1/1/2016	3,265,275
1,287,000	H-Lines Finance Holding Corporation >	Zero Coupon	4/1/2008	1,261,260
2,443,000	Horizon Lines, LLC	9.000	11/1/2012	2,583,472
3,220,000	Kansas City Southern de Mexico SA de CV	7.625	12/1/2013	3,211,950
3,000,000	Navios Maritime Holdings, Inc.	9.500	12/15/2014	3,180,000
2,112,915	Northwest Airlines, Inc.	7.691	4/1/2017	2,152,532
1,890,000	Saint Acquisition Corporation	12.500	5/15/2017	1,786,050
3,500,000	Windsor Petroleum Transport Corporation	7.840	1/15/2021	3,698,964

	Total Transportation			29,174,197

Utilities (10.5%)
1,700,000	AES Corporation	8.875	2/15/2011	1,791,375
3,170,000	AES Corporation ‡	8.750	5/15/2013	3,344,350
2,950,000	Colorado Interstate Gas Company	6.800	11/15/2015	3,033,824
1,445,000	Consumers Energy Company	6.300	2/1/2012	1,428,930
2,870,000	Copano Energy, LLC	8.125	3/1/2016	2,913,050
2,020,000	Dynegy Holdings, Inc.	6.875	4/1/2011	1,984,650

The accompanying Notes to Financial Statements are an integral part of this schedule.

175

High Yield Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (94.1%)	Rate	Date	Value

Utilities — continued
$1,860,000	Dynegy Holdings, Inc.	7.500%	6/1/2015	$1,750,725
2,005,000	Dynegy Holdings, Inc.	8.375	5/1/2016	1,959,888
1,370,000	Dynegy Holdings, Inc.	7.750	6/1/2019	1,274,100
2,230,000	Edison Mission Energy	7.500	6/15/2013	2,207,700
3,710,000	Edison Mission Energy ‡	7.000	5/15/2017	3,496,675
3,710,000	Edison Mission Energy	7.200	5/15/2019	3,487,400
3,180,000	Edison Mission Energy	7.625	5/15/2027	3,005,100
2,530,000	El Paso Corporation	6.875	6/15/2014	2,517,345
2,530,000	El Paso Corporation	7.000	6/15/2017	2,502,281
1,530,000	Mirant North America, LLC	7.375	12/31/2013	1,564,425
6,880,000	NRG Energy, Inc.	7.375	2/1/2016	6,897,200
2,250,000	Pacific Energy Partners, LP/Pacific Energy
	Finance Corporation	7.125	6/15/2014	2,327,895
2,160,000	Reliant Energy Resources Corporation	6.750	12/15/2014	2,203,200
4,890,000	SemGroup, LP	8.750	11/15/2015	4,914,450
4,190,000	Southern Natural Gas Company	7.350	2/15/2031	4,441,693
2,503,000	Southern Star Central Corporation	6.750	3/1/2016	2,465,455
3,780,000	Williams Companies, Inc.	8.125	3/15/2012	4,011,525
2,470,000	Williams Companies, Inc.	8.750	3/15/2032	2,859,025
2,400,000	Williams Partners, LP	7.250	2/1/2017	2,412,000

	Total Utilities			70,794,261

	Total Long-Term Fixed Income (cost $630,588,872)			632,070,531

Shares	Preferred Stock/Equity-Linked Securities (1.4%)	Value

105,000	Chevy Chase Preferred Capital Corporation, Convertible #	$5,622,750
1,700	Morgan Stanley Dean Witter & Company, Convertible ¿	1,700,000
5,040	NRG Energy, Inc., Convertible #	1,861,423

	Total Preferred Stock (cost $8,216,250)	9,184,173

The accompanying Notes to Financial Statements are an integral part of this schedule.

176

High Yield Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (<0.1%)	Value

30	Pliant Corporation #^	$0
121,520	TVMAX Holdings, Inc. #	18,228
9,243	XO Communications, Inc., Stock Warrants #	6,470
6,932	XO Communications, Inc., Stock Warrants #	2,703
6,932	XO Communications, Inc., Stock Warrants #	1,109
4,621	XO Holdings, Inc., Stock Warrants #	20,610
80,000	ZSC Specialty Chemical plc, Preferred Stock Warrants #^ƒ	0
80,000	ZSC Specialty Chemical plc, Stock Warrants #^ƒ	0

	Total Common Stock (cost $6,566,208)	49,120

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (0.6%)	Rate (+)	Date	Value

4,363,365	Thrivent Financial Securities Lending Trust	5.360%	N/A	$4,363,365

	Total Collateral Held for Securities Loaned
	(cost $4,363,365)			4,363,365

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.8%)	Rate (+)	Date	Value

$8,000,000	Air Products and Chemicals, Inc. ‡	5.290%	7/3/2007	$7,996,473
7,391,000	Falcon Asset Securitization Corporation	5.300	7/17/2007	7,372,502
600,000	Federal National Mortgage Association ‡	5.090	7/16/2007	598,644
2,680,000	Greyhawk Funding, LLC	5.320	7/2/2007	2,679,208
6,000,000	Old Line Funding Corporation	5.320	7/5/2007	5,995,567
808,722	Thrivent Money Market Portfolio	5.050	N/A	808,722

	Total Short-Term Investments (at amortized cost)			25,451,116

	Total Investments (cost $675,185,811) 99.9%			$671,118,305

	Other Assets and Liabilities, Net 0.1%			430,308

	Total Net Assets 100.0%			$671,548,613

The accompanying Notes to Financial Statements are an integral part of this schedule.

177

High Yield Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

				Notional
	Buy/Sell	Termination		Principal	Unrealized
Swaps and Counterparty	Protection	Date		Amount	Gain/(Loss)

Credit Default Swaps
Beazer Homes USA, Inc., 5 Year, at 3.28%;	Sell	June	2012	$5,300,000	($327,525)
Bank of America, N.A.
Beazer Homes USA, Inc., 5 Year, at 3.25%;	Sell	June	2012	$5,300,000	($333,377)
Bank of America, N.A.
Beazer Homes USA, Inc., 10 Year, at 3.77%;	Buy	June	2017	($3,450,000)	$292,514
Bank of America, N.A.
Beazer Homes USA, Inc., 10 Year, at 3.75%;	Buy	June	2017	($3,450,000)	$296,235
Bank of America, N.A.
Dow Jones Unfunded CDX High Yield
Series 8, at 2.75%;	Buy	June	2014	($5,700,000)	$61,239
Bank of America, N.A.
Dow Jones Unfunded CDX High Yield
Series 8, at 2.75%;	Buy	June	2014	($17,000,000)	$155,147
J.P. Morgan Chase and Co.

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At June 29, 2007, $44,800,114 and $12,273,103 of investments were earmarked as collateral to cover open swap contracts and an unfunded loan commitment, respectively.

ƒ Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Portfolio owned as of June 29, 2007.

Security	Acquisition Date	Cost

ZSC Specialty Chemical plc, Preferred Warrants	6/24/1999	$47,568
ZSC Specialty Chemical plc, Stock Warrants	6/24/1999	$111,712

¿ These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements. Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$12,950,089
Gross unrealized depreciation	(17,017,595)

Net unrealized appreciation (depreciation)	($4,067,506)

Cost for federal income tax purposes	$675,185,811

The accompanying Notes to Financial Statements are an integral part of this schedule.

178

Diversified Income Plus Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (36.6%)	Value	Shares	Common Stock (36.6%)	Value

Consumer Discretionary (3.0%)			4,000	Developers Diversified
11,500	Genuine Parts Company	$570,400		Realty Corporation	$210,840
13,500	Leggett & Platt, Inc.	297,675	3,500	DiamondRock Hospitality
18,300	Polaris Industries, Inc. *	991,128		Company	66,780
15,900	Stanley Works	965,130	1,600	Digital Realty Trust, Inc.	60,288
15,400	VF Corporation	1,410,332	2,700	Douglas Emmett, Inc.	66,798

	Total Consumer		5,800	Duke Realty Corporation	206,886
	Discretionary	4,234,665	3,300	Education Realty Trust, Inc.	46,299

			2,300	Entertainment Properties Trust	123,694
Consumer Staples (3.9%)			2,900	Equity One, Inc.	74,095
20,600	Altria Group, Inc. ‡	1,444,884	6,500	Equity Residential REIT	296,595
9,500	Clorox Company	589,950	3,600	Extra Space Storage, Inc.	59,400
10,100	Kimberly-Clark Corporation	675,589	85,800	F.N.B. Corporation *	1,436,292
22,900	Procter & Gamble Company	1,401,251	7,400	Feldman Mall Properties, Inc.	84,360
11,100	SUPERVALU, Inc.	514,152	46,693	Fiduciary/Claymore MLP
14,900	Universal Corporation	907,708		Opportunity Fund	1,137,441

	Total Consumer Staples	5,533,534	104,400	First Commonwealth Financial

				Corporation *	1,140,048
Energy (2.1%)			8,100	First Industrial Realty
17,900	Chevron Corporation ±	1,507,896		Trust, Inc. *	313,956
8,400	Energy Income and		5,100	First Potomac Realty Trust	118,779
	Growth Fund #	234,360	8,900	Franklin Street Properties
5,900	Exxon Mobil Corporation	494,892		Corporation *	147,206
22,870	Kayne Anderson MLP		10,100	General Growth Properties, Inc.	534,795
	Investment Company	759,513	5,200	Getty Realty Corporation	136,656

	Total Energy	2,996,661	9,800	Glimcher Realty Trust *	245,000

			8,600	Health Care Property
Financials (18.5%)				Investors, Inc.	248,798
32,600	American Financial Realty Trust	336,432	11,700	Health Care REIT, Inc.	472,212
6,700	Apartment Investment &		13,000	Healthcare Realty Trust, Inc. *	361,140
	Management Company *	337,814	15,600	Hersha Hospitality Trust	184,392
3,000	Archstone-Smith Trust	177,330	800	Highland Hospitality Corporation	15,360
50,200	Arthur J. Gallagher & Company *	1,399,576	2,400	Highwoods Properties, Inc.	90,000
37,500	Ashford Hospitality Trust	441,000	1,700	Home Properties, Inc.	88,281
400	Avalonbay Communities, Inc.	47,552	14,200	Hospitality Properties Trust	589,158
28,800	Bank of America Corporation ‡	1,408,032	14,500	Host Marriott Corporation *	335,240
1,600	Boston Properties, Inc.	163,408	33,800	HRPT Properties Trust *	351,520
4,000	Brandywine Realty Trust	114,320	3,600	Inland Real Estate Corporation	61,128
100	Camden Property Trust	6,697	7,100	iStar Financial, Inc.	314,743
1,100	CBL & Associates Properties, Inc.	39,655	3,122	Kimco Realty Corporation	118,855
14,600	Citigroup, Inc. ±	748,834	18,900	Lexington Corporate
5,700	Colonial Properties Trust ±	207,765		Properties Trust *	393,120
11,000	Commerce Group, Inc.	381,920	5,800	Liberty Property Trust	254,794
40,200	Corus Bankshares, Inc. *	693,852	300	Macerich Company	24,726
1,200	Cousins Properties, Inc.	34,812	3,800	Mack-Cali Realty Corporation	165,262
3,000	Crescent Real Estate		1,100	Maguire Properties, Inc.	37,763
	Equities Company	67,320	27,200	Medical Properties Trust, Inc. *	359,856

The accompanying Notes to Financial Statements are an integral part of this schedule.

179

Diversified Income Plus Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Common Stock (36.6%)	Value	Shares	Common Stock (36.6%)	Value

Financials — continued			Health Care (3.0%)
20,900	Mercury General Corporation	$1,151,799	25,300	Eli Lilly and Company	$1,413,764
6,400	National Retail Properties, Inc.	139,904	11,000	Merck & Company, Inc.	547,800
7,500	Nationwide Health		41,550	Meridian Bioscience, Inc.	899,973
	Properties, Inc. *	204,000	54,500	Pfizer, Inc.	1,393,565

24,500	Omega Healthcare Investors, Inc.	387,835		Total Health Care	4,255,102

4,000	Pennsylvania Real Estate
	Investment Trust	177,320	Industrials (3.0%)
3,700	ProLogis Trust	210,530	4,600	Avery Dennison Corporation	305,808
556	Public Storage, Inc.	42,712	15,100	Brady Corporation	560,814
3,000	Rayonier, Inc. REIT	135,420	31,200	Masco Corporation	888,264
9,300	Realty Income Corporation *	234,267	30,800	McGrath Rentcorp	1,037,652
25,329	Regions Financial Corporation	838,390	30,900	Pitney Bowes, Inc.	1,446,738

7,800	Senior Housing Property Trust	158,730		Total Industrials	4,239,276

5,600	Simon Property Group, Inc.	521,024
335	SL Green Realty Corporation	41,503	Information Technology (0.2%)
25,500	Spirit Finance Corporation	371,280	4,700	Diebold, Inc.	245,340

500	Strategic Hotel Capital, Inc.	11,245		Total Information Technology 245,340

15,600	Sun Communities, Inc. *	464,412
12,288	Tortoise Energy Infrastructure		Materials (0.4%)
	Corporation	514,130	6,400	PPG Industries, Inc.	487,104
8,400	Tortoise North American		2,800	Sonoco Products Company	119,868

	Energy Corporation	218,904		Total Materials	606,972

9,700	U.S. Bancorp	319,615
3,800	UDR, Inc.	99,940	Telecommunications Services (1.0%)
4,000	U-Store-It Trust	65,560	36,000	AT&T, Inc. ‡	1,494,000

2,900	Ventas, Inc.	105,125		Total Telecommunications
4,400	Vornado Realty Trust *	483,296		Services	1,494,000

34,000	Washington Mutual, Inc.	1,449,760
900	Washington Real Estate		Utilities (1.5%)
	Investment Trust	30,600	22,500	Atmos Energy Corporation	676,350
100	Weingarten Realty Investors	4,110	11,000	Black Hills Corporation	437,250
14,000	XL Capital, Ltd., Convertible #	411,320	20,900	MDU Resources Group, Inc.	586,036

	Total Financials	26,371,606	11,800	Progress Energy, Inc.	537,962

				Total Utilities	2,237,598

				Total Common Stock
				(cost $51,800,886)	52,214,754

The accompanying Notes to Financial Statements are an integral part of this schedule.

180

Diversified Income Plus Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares	Preferred Stock/Equity-Linked Securities (1.6%)	Value

Energy (0.1%)
7,500	Goldman Sachs Group, Inc.,Convertible #¿	$214,748

	Total Consumer Cyclical	214,748

Financials (1.1%)
10,150	Goldman Sachs Group, Inc.,Convertible #¿	370,160
7,200	Lehman Brothers Holdings, Inc.,Convertible #	194,832
210	Morgan Stanley, Convertible #¿	200,829
220	Morgan Stanley Dean Witter & Company, Convertible ¿	220,000
8,505	Simon Property Group, Inc.,Convertible #	646,295

	Total Financials	1,632,116

Utilities (0.4%)
10,400	CenterPoint Energy, Inc.,Convertible ±	390,416
520	NRG Energy, Inc., Convertible #	192,052

	Total Utilities	582,468

	Total Preferred Stock
	(cost $2,439,383)	2,429,332

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (55.7%)	Rate	Date	Value

Asset-Backed Securities (6.2%)
$650,000	GAMUT Reinsurance, Ltd. †	12.360%	7/31/2007	$650,065
250,000	GAMUT Reinsurance, Ltd. †	20.360	7/31/2007	246,250
400,000	Merna Re, Ltd.	7.110	7/3/2007	400,000
400,000	Merna Re, Ltd.	8.110	7/3/2007	400,000
7,490,000	North America High Yield CDX	7.625	6/29/2012	7,082,544

	Total Asset-Backed Securities			8,778,859

Basic Materials (2.9%)
110,000	Aleris International, Inc. ‡	9.000	12/15/2014	110,962
80,000	Aleris International, Inc. ‡	10.000	12/15/2016	79,400
90,000	Appleton Papers, Inc. ‡	8.125	6/15/2011	92,700
160,000	Arch Western Finance, LLC	6.750	7/1/2013	153,600
90,000	Buckeye Technologies, Inc.	8.000	10/15/2010	90,000
130,000	Domtar, Inc.	7.125	8/1/2015	125,938
130,000	Drummond Company, Inc.	7.375	2/15/2016	123,500
57,000	Equistar Chemicals, LP	10.625	5/1/2011	59,992
450,000	FMG Finance, Pty. Ltd.	10.625	9/1/2016	535,500
510,000	Freeport-McMoRan Copper & Gold, Inc.	8.375	4/1/2017	544,425
90,000	Georgia-Pacific Corporation	8.125	5/15/2011	91,912
140,000	Georgia-Pacific Corporation	7.125	1/15/2017	134,400
200,000	Glencore Funding, LLC	6.000	4/15/2014	196,285
210,000	Graphic Packaging International Corporation	9.500	8/15/2013	218,138
240,000	Griffin Coal Mining Company, Pty. Ltd.	9.500	12/1/2016	246,900
170,000	Huntsman International, LLC	7.875	11/13/2014	182,112

The accompanying Notes to Financial Statements are an integral part of this schedule.

181

Diversified Income Plus Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (55.7%)	Rate	Date	Value

Basic Materials — continued
$80,000	Jefferson Smurfit Corporation	8.250%	10/1/2012	$79,400
140,000	Lyondell Chemical Company	10.500	6/1/2013	151,200
80,000	Lyondell Chemical Company	8.250	9/15/2016	83,600
90,000	Lyondell Chemical Company	6.875	6/15/2017	86,850
320,000	Mosaic Global Holdings, Inc., Convertible	7.375	12/1/2014	323,200
150,000	Ryerson, Inc.	8.250	12/15/2011	150,750
250,000	Terra Capital, Inc.	7.000	2/1/2017	241,250

	Total Basic Materials			4,102,014

Capital Goods (3.4%)
180,000	Ahern Rentals, Inc. ‡	9.250	8/15/2013	182,250
440,000	Allied Waste North America, Inc. ‡	7.875	4/15/2013	444,950
70,000	Ashtead Capital, Inc.	9.000	8/15/2016	73,325
130,000	Ball Corporation	6.625	3/15/2018	124,800
150,000	Berry Plastics Holding Corporation ‡	8.875	9/15/2014	151,875
140,000	Case New Holland, Inc.	9.250	8/1/2011	146,748
380,000	Case New Holland, Inc.	7.125	3/1/2014	384,750
100,000	Crown Americas, Inc.	7.625	11/15/2013	101,000
100,000	Crown Americas, Inc.	7.750	11/15/2015	100,500
480,000	Da-Lite Screen Company, Inc. ‡	9.500	5/15/2011	504,000
64,000	Invensys plc	9.875	3/15/2011	68,480
40,000	K&F Acquisition, Inc.	7.750	11/15/2014	42,400
860,000	L-3 Communications Corporation	5.875	1/15/2015	797,650
400,000	L-3 Communications Corporation, Convertible	3.000	8/1/2035	451,000
100,000	Legrand SA	8.500	2/15/2025	116,750
140,000	Mueller Water Products, Inc.	7.375	6/1/2017	138,825
70,000	Owens-Brockway Glass Container, Inc.	8.250	5/15/2013	72,450
210,000	Owens-Illinois, Inc.	7.500	5/15/2010	211,838
190,000	Plastipak Holdings, Inc.	8.500	12/15/2015	196,650
110,000	Rental Services Corporation	9.500	12/1/2014	112,200
110,000	TransDigm, Inc.	7.750	7/15/2014	111,100
90,000	United Rentals North America, Inc.	6.500	2/15/2012	88,425
270,000	United Rentals North America, Inc.	7.000	2/15/2014	263,250

	Total Capital Goods			4,885,216

Commercial Mortgage-Backed Securities (5.1%)
2,000,000	Commercial Mortgage Pass-Through Certificates ±†	5.500	7/15/2007	2,000,000
1,893,274	Deutsche Alt-A Securities, Inc. †‡	5.799	7/25/2007	1,893,274
2,000,000	Wachovia Bank Commercial Mortgage Trust †	5.440	7/15/2007	1,999,882
1,418,420	Washington Mutual Alternative Loan Trust †	5.772	7/25/2007	1,418,309

	Total Commercial Mortgage-Backed Securities			7,311,465

Communications Services (5.7%)
18,000	American Cellular Corporation	10.000	8/1/2011	18,855
460,000	American Tower Corporation ±	7.125	10/15/2012	470,350
120,000	Centennial Communications Corporation ±	8.125	2/1/2014	122,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

182

Diversified Income Plus Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (55.7%)	Rate	Date	Value

Communications Services — continued
$175,000	Citizens Communications Company	9.250%	5/15/2011	$189,000
430,000	Citizens Communications Company	6.250	1/15/2013	412,262
70,000	Dex Media West, LLC/Dex Media West
	Finance Company	9.875	8/15/2013	74,900
170,000	Dobson Cellular Systems	9.875	11/1/2012	183,175
860,000	Echostar DBS Corporation	6.625	10/1/2014	821,300
150,000	Idearc, Inc.	8.000	11/15/2016	151,500
60,000	Intelsat Bermuda, Ltd.	9.250	6/15/2016	63,750
410,000	Intelsat Intermediate, Inc. >‡	Zero Coupon	2/1/2010	337,225
150,000	Intelsat Subsidiary Holding Company, Ltd.	8.625	1/15/2015	153,750
90,000	Lamar Media Corporation	6.625	8/15/2015	85,275
185,000	Morris Publishing Group, LLC	7.000	8/1/2013	161,875
280,000	NTL Cable plc	9.125	8/15/2016	293,300
135,000	PRIMEDIA, Inc. †	10.735	8/15/2007	139,219
210,000	Quebecor World, Inc.	9.750	1/15/2015	212,625
200,000	Qwest Communications International, Inc.	7.250	2/15/2011	201,500
60,000	Qwest Communications International, Inc.	7.500	2/15/2014	60,750
470,000	Qwest Corporation	7.875	9/1/2011	489,975
50,000	Qwest Corporation	7.625	6/15/2015	51,625
5100,000	R.H. Donnelley Corporation	6.875	1/15/2013	483,225
110,000	R.H. Donnelley Corporation	8.875	1/15/2016	114,400
400,000	Rogers Cable, Inc.	6.750	3/15/2015	412,390
575,000	Rogers Wireless Communications, Inc.	7.500	3/15/2015	615,945
85,000	Rural Cellular Corporation	9.875	2/1/2010	88,825
200,000	Time Warner Cable, Inc.	5.850	5/1/2017	194,530
200,000	Time Warner Telecom Holdings, Inc.	9.250	2/15/2014	212,000
140,000	Valor Telecommunications Enterprises, LLC	7.750	2/15/2015	147,283
690,000	Videotron Ltee	6.875	1/15/2014	676,200
300,000	Windstream Corporation	8.625	8/1/2016	317,250
130,000	Windstream Corporation	7.000	3/15/2019	124,150

	Total Communications Services			8,081,109

Consumer Cyclical (6.4%)
180,000	American Casino & Entertainment Properties, LLC ‡	7.850	2/1/2012	184,950
200,000	ArvinMeritor, Inc.	8.125	9/15/2015	193,750
330,000	Beazer Homes USA, Inc.	8.625	5/15/2011	316,800
90,000	Boyd Gaming Corporation	7.125	2/1/2016	87,300
360,000	Buhrmann U.S., Inc. ‡	7.875	3/1/2015	354,600
400,000	Carnival Corporation, Convertible >‡	1.132	4/29/2008	274,000
180,000	Circus & Eldorado Joint Venture/Silver Legacy
	Capital Corporation ±	10.125	3/1/2012	188,325
430,000	Corrections Corporation of America	6.250	3/15/2013	412,800
110,000	Dollarama Group, LP †	11.160	12/17/2007	108,900
260,000	Dollarama Group, LP	8.875	8/15/2012	266,500
160,000	Ford Motor Credit Company †	9.806	7/16/2007	171,474
70,000	Ford Motor Credit Company	9.750	9/15/2010	73,093

The accompanying Notes to Financial Statements are an integral part of this schedule.

183

Diversified Income Plus Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (55.7%)	Rate	Date	Value

Consumer Cyclical — continued
$130,000	Ford Motor Credit Company	7.000%	10/1/2013	$120,444
90,000	Ford Motor Credit Company	8.000	12/15/2016	86,206
220,000	Gaylord Entertainment Company	6.750	11/15/2014	216,150
280,000	Group 1 Automotive, Inc. ‡	8.250	8/15/2013	289,100
400,000	Group 1 Automotive, Inc., Convertible >‡	2.250	6/15/2016	344,500
190,000	Hanesbrands, Inc. †	8.784	12/17/2007	192,850
260,000	Harrah’s Operating Company, Inc.	6.500	6/1/2016	217,100
860,000	Host Marriott, LP ‡	6.375	3/15/2015	825,600
400,000	International Game Technology, Convertible ‡	2.600	12/15/2036	389,500
190,000	K. Hovnanian Enterprises, Inc.	7.500	5/15/2016	172,900
580,000	KB Home	6.250	6/15/2015	510,400
180,000	Majestic Star Casino, LLC	9.500	10/15/2010	187,200
300,000	MGM MIRAGE	5.875	2/27/2014	271,500
210,000	Pokagon Gaming Authority	10.375	6/15/2014	231,525
650,000	Royal Caribbean Cruises, Ltd.	7.250	6/15/2016	642,203
220,000	Seminole Hard Rock Entertainment †	7.860	9/17/2007	221,650
130,000	Service Corporation International	6.750	4/1/2015	125,288
330,000	Station Casinos, Inc.	6.875	3/1/2016	291,225
260,000	Tunica Biloxi Gaming Authority	9.000	11/15/2015	271,700
200,000	Turning Stone Resort Casino Enterprise	9.125	12/15/2010	203,500
130,000	Turning Stone Resort Casino Enterprise	9.125	9/15/2014	132,275
180,000	Universal City Florida Holding Company I/II †	10.106	8/1/2007	183,600
150,000	Warnaco, Inc.	8.875	6/15/2013	158,625
235,000	WMG Holdings Corporation >	Zero Coupon	12/15/2009	178,600

	Total Consumer Cyclical			9,096,133

Consumer Non-Cyclical (4.8%)
400,000	Archer-Daniels-Midland Company, Convertible	0.875	2/15/2014	380,000
300,000	Community Health Systems, Inc. §	8.875	7/15/2015	304,125
520,000	Constellation Brands, Inc.	7.250	9/1/2016	507,000
200,000	Coventry Health Care, Inc.	5.950	3/15/2017	195,100
90,000	Elan Finance Corporation, Ltd.	7.750	11/15/2011	90,112
90,000	Elan Finance plc/Elan Finance Corporation †	9.360	8/15/2007	90,450
200,000	Fisher Scientific International, Inc., Convertible	3.250	3/1/2024	285,500
190,000	Genzyme Corporation, Convertible	1.250	12/1/2023	199,500
300,000	HCA, Inc. ‡	9.250	11/15/2016	319,500
190,000	Jarden Corporation	7.500	5/1/2017	187,625
200,000	Medtronic, Inc., Convertible	1.500	4/15/2011	212,000
160,000	Michael Foods, Inc.	8.000	11/15/2013	161,600
195,000	Millipore Corporation, Convertible	3.750	6/1/2026	208,894
200,000	Omnicare, Inc.	6.750	12/15/2013	191,000
230,000	Omnicare, Inc., Convertible	3.250	12/15/2035	192,338
430,000	Reynolds America, Inc.	7.625	6/1/2016	455,280
460,000	Smithfield Foods, Inc.	8.000	10/15/2009	473,800
320,000	Stater Brothers Holdings, Inc.	8.125	6/15/2012	322,400
560,000	SUPERVALU, Inc.	7.500	11/15/2014	574,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

184

Diversified Income Plus Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (55.7%)	Rate	Date	Value

Consumer Non-Cyclical — continued
$210,000	Teva Pharmaceutical Finance Company, Convertible	1.750%	2/1/2026	$209,212
190,000	Triad Hospitals, Inc.	7.000	5/15/2012	198,549
130,000	Triad Hospitals, Inc.	7.000	11/15/2013	136,656
470,000	Ventas Realty, LP/Ventas Capital Corporation	6.500	6/1/2016	458,250
380,000	Wyeth, Convertible †	4.877	7/15/2007	429,856

	Total Consumer Non-Cyclical			6,782,747

Energy (2.6%)
160,000	CHC Helicopter Corporation ‡	7.375	5/1/2014	152,400
510,000	Chesapeake Energy Corporation	6.375	6/15/2015	486,412
140,000	Chesapeake Energy Corporation	6.250	1/15/2018	130,725
400,000	Chesapeake Energy Corporation, Convertible ‡	2.750	11/15/2035	433,500
155,000	Denbury Resources, Inc.	7.500	12/15/2015	154,612
210,000	Forest Oil Corporation	7.250	6/15/2019	203,700
130,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	118,950
400,000	Nabors Industries, Inc., Convertible	0.940	5/15/2011	390,000
460,000	Ocean Rig Norway AS	8.375	7/1/2013	473,800
220,000	OPTI Canada, Inc.	8.250	12/15/2014	223,300
200,000	PetroHawk Energy Corporation	9.125	7/15/2013	211,500
420,000	Petroplus Finance, Ltd.	7.000	5/1/2017	404,250
220,000	Plains Exploration & Production Company	7.750	6/15/2015	218,350
150,000	Western Oil Sands, Inc.	8.375	5/1/2012	164,062

	Total Energy			3,765,561

Financials (6.0%)
400,000	American International Group, Inc.	6.250	3/15/2037	378,206
244,000	Archstone-Smith Operating Trust, Convertible ‡	4.000	7/15/2036	255,590
200,000	AXA SA	6.463	12/14/2018	185,921
200,000	BBVA Bancomer SA	6.008	5/17/2022	194,952
200,000	BRE Properties, Inc., Convertible	4.125	8/15/2026	206,750
210,000	Capital One Capital III ‡	7.686	8/15/2036	216,277
210,000	Capital One Capital IV ‡	6.745	2/17/2037	193,222
300,000	FTI Consulting, Inc.	7.625	6/15/2013	303,750
670,000	General Motors Acceptance Corporation ‡	6.875	9/15/2011	659,048
220,000	Goldman Sachs Group, Inc., Convertible	1.000	3/7/2012	219,512
840,000	J.P. Morgan Chase Capital XX	6.550	9/29/2036	808,959
580,000	Leucadia National Corporation	7.125	3/15/2017	562,600
630,000	Lincoln National Corporation	7.000	5/17/2016	646,430
200,000	Mitsubishi UFG Capital Finance, Ltd.	6.346	7/25/2016	196,515
210,000	ProLogis Trust	5.625	11/15/2016	204,417
420,000	Rabobank Capital Funding Trust	5.254	10/24/2016	393,251
420,000	RBS Capital Trust I	5.512	9/30/2014	403,666
400,000	Residential Capital Corporation	6.500	4/17/2013	386,632
200,000	Resona Bank, Ltd.	5.850	4/15/2016	191,224
420,000	Student Loan Marketing Corporation	4.500	7/26/2010	388,338
420,000	Swiss RE Capital I, LP	6.854	5/25/2016	422,480

The accompanying Notes to Financial Statements are an integral part of this schedule.

185

Diversified Income Plus Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (55.7%)	Rate	Date	Value

Financials — continued
$420,000	Wachovia Capital Trust III	5.800%	3/15/2011	$418,170
695,000	Washington Mutual Preferred Funding	6.665	12/15/2016	663,471

	Total Financials			8,499,381

Mortgage-Backed Securities (3.1%)
4,500,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §~	6.000	7/1/2037	4,450,780

	Total Mortgage-Backed Securities			4,450,780

Technology (1.2%)
130,000	Avago Technologies Finance Pte †	10.860	9/3/2007	133,575
130,000	Avago Technologies Finance Pte	10.125	12/1/2013	138,450
475,000	Electronic Data Systems Corporation, Convertible ‡	3.875	7/15/2023	480,938
220,000	Intel Corporation, Convertible	2.950	12/15/2035	209,825
80,000	NXP BV/NXP Funding, LLC †	8.105	7/15/2007	80,100
250,000	NXP BV/NXP Funding, LLC	9.500	10/15/2015	246,250
370,000	Seagate Technology HDD Holdings	6.800	10/1/2016	355,200
110,000	Unisys Corporation	6.875	3/15/2010	107,112

	Total Technology			1,751,450

Transportation (1.3%)
217,023	Continental Airlines, Inc.	7.875	7/2/2018	221,906
400,000	Continental Airlines, Inc. ‡	6.903	4/19/2022	392,000
140,000	Delta Air Lines, Inc.	7.920	11/18/2010	141,400
60,000	Hertz Corporation	8.875	1/1/2014	62,550
100,000	Hertz Corporation	10.500	1/1/2016	110,500
150,000	H-Lines Finance Holding Corporation >	Zero Coupon	4/1/2008	147,000
150,000	Kansas City Southern de Mexico SA de CV	7.625	12/1/2013	149,625
266,438	Northwest Airlines, Inc.	7.691	4/1/2017	271,434
344,118	Piper Jaffray Equipment Trust Securities	6.750	4/1/2011	342,397

	Total Transportation			1,838,812

U.S. Government (1.5%)
2,100,000	U.S. Treasury Notes	4.750	5/31/2012	2,083,595

	Total U.S. Government			2,083,595

Utilities (5.6%)
70,000	AES Corporation ‡	8.875	2/15/2011	73,762
470,000	AES Corporation ~‡	8.750	5/15/2013	495,850
350,000	Colorado Interstate Gas Company ‡	6.800	11/15/2015	359,945
70,000	Consumers Energy Company	6.300	2/1/2012	69,222
210,000	Copano Energy, LLC	8.125	3/1/2016	213,150
110,000	Dynegy Holdings, Inc.	6.875	4/1/2011	108,075
100,000	Dynegy Holdings, Inc.	7.500	6/1/2015	94,125
120,000	Dynegy Holdings, Inc.	8.375	5/1/2016	117,300
40,000	Dynegy Holdings, Inc.	7.750	6/1/2019	37,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

186

Diversified Income Plus Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (55.7%)	Rate	Date	Value

Utilities — continued
$120,000	Edison Mission Energy	7.500%	6/15/2013	$118,800
130,000	Edison Mission Energy ‡	7.750	6/15/2016	129,350
200,000	Edison Mission Energy ‡	7.000	5/15/2017	188,500
200,000	Edison Mission Energy	7.200	5/15/2019	188,000
170,000	Edison Mission Energy	7.625	5/15/2027	160,650
250,000	El Paso Corporation	6.875	6/15/2014	248,750
250,000	El Paso Corporation	7.000	6/15/2017	247,261
620,000	Enterprise Products Operating, LP	8.375	8/1/2016	661,697
70,000	Mirant North America, LLC	7.375	12/31/2013	71,575
540,000	NRG Energy, Inc.	7.375	2/1/2016	541,350
110,000	Pacific Energy Partners, LP/Pacific Energy
	Finance Corporation	7.125	6/15/2014	113,808
150,000	Pacific Energy Partners, LP/Pacific Energy
	Finance Corporation	6.250	9/15/2015	147,349
105,000	Reliant Energy Resources Corporation	6.750	12/15/2014	107,100
860,000	Sabine Pass LNG LP	7.500	11/30/2016	855,700
360,000	SemGroup, LP	8.750	11/15/2015	361,800
160,000	Southern Natural Gas Company	7.350	2/15/2031	169,611
110,000	Southern Star Central Corporation	6.750	3/1/2016	108,350
1,100,000	TXU Energy Company, LLC †	5.860	9/17/2007	1,100,426
430,000	Williams Companies, Inc.	8.125	3/15/2012	456,338
290,000	Williams Companies, Inc.	8.750	3/15/2032	335,675
120,000	Williams Partners, LP	7.250	2/1/2017	120,600

	Total Utilities			8,001,319

	Total Long-Term Fixed Income (cost $80,598,497)			79,428,441

		Exercise	Expiration
Contracts	Options Purchased (0.1%)	Price	Date	Value

91	Put on S&P 500 Mini Futures	$1,495	8/17/2007	$118,755

	Total Options Purchased (cost $129,903)			118,755

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (6.8%)	Rate (+)	Date	Value

9,700,875	Thrivent Financial Securities Lending Trust	5.360%	N/A	$9,700,875

	Total Collateral Held for Securities Loaned
	(cost $9,700,875)			9,700,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

187

Diversified Income Plus Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (8.6%)	Rate (+)	Date	Value

$2,085,000	Ciesco, LLC	5.370%	7/2/2007	$2,084,378
200,000	Federal National Mortgage Association	5.090	7/16/2007	199,548
1,655,000	Galaxy Funding, Inc.	5.360	7/2/2007	1,654,507
830,000	International Bank for Reconstruction and Development	4.973	7/2/2007	829,774
1,500,000	Regency Markets No.1, LLC	5.350	7/9/2007	1,497,994
5,929,478	Thrivent Money Market Portfolio	5.050	N/A	5,929,478

	Total Short-Term Investments (at amortized cost)			12,195,679

	Total Investments (cost $156,865,223) 109.4%			$156,087,836

	Other Assets and Liabilities, Net (9.4%)			(13,355,689)

	Total Net Assets 100.0%			$142,732,147

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

Dow Jones U.S. Real Estate Index	5	September 2007	$155,564	$151,650	($3,914)
S&P 500 Index Mini-Futures	10	September 2007	767,352	757,700	(9,652)

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)

Federal National Mortgage Association	5	$98.95	July 2007	($5,739)	$2,698
Conventional 30-Yr. Pass Through

The accompanying Notes to Financial Statements are an integral part of this schedule.

188

Diversified Income Plus Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

					Notional
	Fund	Fund	Buy/Sell	Termination	Principal	Unrealized
Swaps and Counterparty	Receives	Pays	Protection	Date	Amount	Gain/(Loss)

Credit Default Swaps
Beazer Homes USA, Inc.,
5 Year, at 3.25%;	N/A	N/A	Sell	June 2012	$300,000	($18,870)
Bank of America, N.A.
Beazer Homes USA, Inc.,
5 Year, at 3.28%;	N/A	N/A	Sell	June 2012	$300,000	($18,539)
Bank of America, N.A.
Beazer Homes USA, Inc.,
10 Year, at 3.75%;	N/A	N/A	Buy	June 2017	($200,000)	$17,173
Bank of America, N.A.
Beazer Homes USA, Inc.,
10 Year, at 3.77%;	N/A	N/A	Buy	June 2017	($200,000)	$16,957
Bank of America, N.A.
LCDX, N.A. Index Series 8,
5 Year, at 1.20%;	N/A	N/A	Sell	June 2012	$300,000	($7,513)
Bank of America, N.A.
LCDX, N.A. Index Series 8,
5 Year, at 1.20%;	N/A	N/A	Sell	June 2012	$1,500,000	($36,191)
J.P. Morgan Chase and Co.

Total Rate of Return Swap
Wachovia Bank, N.A.	Lehman Brothers	1 Month LIBOR	N/A	August 2007	$4,000,000	($52,191)
3 Month	CMBS Aaa 8.5+	Less 0.45%
	Yr Index

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At June 29, 2007, $378,898 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $3,325,038, $10,545,354 and $243,755 of investments were earmarked as collateral to cover open financial futures, swap contracts and an unfunded loan commitment, respectively.

~ All or a portion of the security was earmarked as collateral to cover options.

¿ These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.

Definitions:

REIT — Real Estate Investment Trust, is a company that busy, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$3,028,029
Gross unrealized depreciation	(3,805,416)

Net unrealized appreciation (depreciation)	($777,387)

Cost for federal income tax purposes	$156,865,223

The accompanying Notes to Financial Statements are an integral part of this schedule.

189

Income Portfolio Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.9%)	Rate	Date	Value

Asset-Backed Securities (7.7%)
$4,680,593	Bear Stearns Mortgage Funding Trust †‡	5.460%	7/25/2007	$4,678,679
7,172,340	Capitalsource Commercial Loan Trust †‡	5.450	7/20/2007	7,172,340
5,000,000	Credit Based Asset Servicing and Securitization, LLC †‡	5.430	7/25/2007	4,999,420
10,000,000	DaimlerChrysler Master Owner Trust ±†	5.370	7/15/2007	10,002,330
4,500,000	First Franklin Mortgage Loan Asset-Backed Certificates ±†	5.410	7/25/2007	4,499,564
8,500,000	Ford Credit Floor Plan Master Owner Trust †‡	5.500	7/15/2007	8,501,946
1,322,128	GE Commercial Loan Trust †‡	5.420	7/19/2007	1,322,088
10,000,000	GE Dealer Floorplan Master Note Trust ±†	5.360	7/20/2007	10,003,180
11,500,000	GMAC Mortgage Corporation Loan Trust †‡	5.390	7/25/2007	11,493,342
10,000,000	GMAC Mortgage Corporation Loan Trust ±†	5.410	7/25/2007	10,000,710
1,183,041	GMAC Mortgage Corporation Loan Trust ±†	5.420	7/25/2007	1,183,092
2,626,180	IndyMac Seconds Asset-Backed Trust †	5.490	7/25/2007	2,625,363
12,250,000	Merna Re, Ltd.	Zero Coupon	7/1/2010	12,250,000
2,375,003	Popular ABS Mortgage Pass-Through Trust †~	5.450	7/25/2007	2,375,425
1,419,223	Residential Asset Mortgage Products, Inc. †~	5.430	7/25/2007	1,419,306
8,291,005	Residential Funding Mortgage Securities II †	5.450	7/25/2007	8,291,618

	Total Asset-Backed Securities			100,818,403

Basic Materials (2.1%)
4,710,000	Alcan, Inc. ‡	5.000	6/1/2015	4,381,463
4,500,000	BHP Billiton Finance, Ltd. ±	5.400	3/29/2017	4,325,900
2,725,000	Dow Chemical Company ‡	7.375	11/1/2029	2,949,398
1,500,000	Freeport-McMoRan Copper & Gold, Inc. †	8.564	10/1/2007	1,571,250
7,300,000	Glencore Funding, LLC ±	6.000	4/15/2014	7,164,388
4,400,000	Lubrizol Corporation ‡	5.500	10/1/2014	4,215,768
3,500,000	Precision Castparts Corporation	5.600	12/15/2013	3,451,994

	Total Basic Materials			28,060,161

Capital Goods (1.6%)
2,400,000	CRH America, Inc. ‡	6.000	9/30/2016	2,372,986
3,429,000	Goodrich Corporation ±	6.800	7/1/2036	3,548,730
1,805,000	Lockheed Martin Corporation ±	6.150	9/1/2036	1,799,962
5,250,000	Oakmont Asset Trust	4.514	12/22/2008	5,178,290
1,800,000	Owens Corning, Inc.	7.000	12/1/2036	1,753,934
2,935,000	Sealed Air Corporation ~	6.875	7/15/2033	2,853,642
3,980,463	Systems 2001 Asset Trust, LLC ~	6.664	9/15/2013	4,126,188

	Total Capital Goods			21,633,732

Commercial Mortgage-Backed Securities (17.7%)
4,451,565	Banc of America Commercial Mortgage, Inc. ‡	4.037	11/10/2039	4,356,016
3,000,000	Banc of America Commercial Mortgage, Inc. ‡	5.118	7/11/2043	2,938,713
10,000,000	Banc of America Large Loan Trust †‡	5.430	7/15/2007	10,007,720
5,000,000	Banc of America Large Loan Trust †‡	5.530	7/15/2007	5,001,210
9,932,723	Banc of America Mortgage Securities, Inc. ‡	4.803	9/25/2035	9,751,848
3,000,000	Bear Stearns Commercial Mortgage Securities, Inc. †‡	5.470	7/15/2007	3,000,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

190

Income Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.9%)	Rate	Date	Value

Commercial Mortgage-Backed Securities — continued
$1,582,670	Citigroup Commercial Mortgage Trust †	5.390%	7/15/2007	$1,583,609
12,500,000	Citigroup Commercial Mortgage Trust ±†	5.460	7/15/2007	12,500,000
5,000,000	Citigroup Mortgage Loan Trust, Inc. ±‡	5.536	3/25/2036	4,978,150
335,095	Commercial Mortgage Pass-Through Certificates †	5.420	7/15/2007	335,110
2,000,000	Commercial Mortgage Pass-Through Certificates ±†	5.450	7/15/2007	2,001,656
10,000,000	Commercial Mortgage Pass-Through Certificates †‡	5.500	7/15/2007	10,000,000
7,500,000	Credit Suisse Mortgage Capital Certificates †	5.490	7/15/2007	7,506,052
10,000,000	Crown Castle International Corporation	5.245	11/15/2036	9,825,110
4,733,186	Deutsche Alt-A Securities, Inc. †	5.799	7/25/2007	4,733,186
9,000,000	Greenwich Capital Commercial Funding Corporation	5.915	7/10/2038	9,083,142
4,493,232	HomeBanc Mortgage Trust	6.009	4/25/2037	4,516,413
5,500,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ‡	4.302	1/15/2038	5,257,241
11,500,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation §^	6.007	7/15/2045	11,475,742
9,978,455	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation	5.284	5/15/2047	9,834,545
10,000,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ‡	5.336	5/15/2047	9,584,990
9,437,601	J.P. Morgan Mortgage Trust	5.008	7/25/2035	9,315,375
5,427,153	Lehman Brothers “CALSTRS” Mortgage Trust ‡	3.988	11/20/2012	5,395,339
7,478,774	Merrill Lynch Mortgage Investors, Inc.	4.874	6/25/2035	7,391,474
6,000,000	Merrill Lynch Mortgage Trust ‡	4.747	5/12/2043	5,599,620
8,625,000	Merrill Lynch Mortgage Trust ‡	5.441	1/12/2044	8,330,810
6,628,601	Thornburg Mortgage Securities Trust †~	5.410	7/25/2007	6,615,821
15,000,000	Wachovia Bank Commercial Mortgage Trust †~	5.440	7/15/2007	14,999,115
7,700,000	Wachovia Bank Commercial Mortgage Trust ~	4.390	2/15/2036	7,340,649
6,396,068	Wachovia Mortgage Loan Trust, LLC ~	5.580	5/20/2036	6,395,729
8,510,521	Washington Mutual Alternative Loan Trust †	5.772	7/25/2007	8,509,856
3,600,769	Washington Mutual Asset Securities Corporation	3.830	1/25/2035	3,482,854
1,633,221	Washington Mutual Mortgage Pass-Through Certificates †~	5.610	7/25/2007	1,636,042
3,519,355	Washington Mutual Mortgage Pass-Through Certificates ~	4.835	9/25/2035	3,470,194
5,582,023	Zuni Mortgage Loan Trust †	5.450	7/25/2007	5,579,187

	Total Commercial Mortgage-Backed Securities			232,332,518

Communications Services (6.4%)
1,225,000	AT&T Corporation	8.000	11/15/2031	1,456,010
3,075,000	British Telecom plc ±‡	9.125	12/15/2030	4,024,514
1,700,000	Comcast Corporation ‡	5.900	3/15/2016	1,669,847
5,400,000	Comcast Corporation ‡	5.875	2/15/2018	5,229,992
6,000,000	Cox Communications, Inc.	4.625	6/1/2013	5,619,576
1,230,000	Cox Communications, Inc. ±	5.450	12/15/2014	1,189,966
1,800,000	Embarq Corporation ‡	7.082	6/1/2016	1,810,084
5,000,000	Intelsat Intermediate, Inc. >‡	Zero Coupon	2/1/2010	4,112,500
3,850,000	New Cingular Wireless Services, Inc. ‡	8.125	5/1/2012	4,233,244
1,350,000	New Cingular Wireless Services, Inc.	8.750	3/1/2031	1,682,937

The accompanying Notes to Financial Statements are an integral part of this schedule.

191

Income Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.9%)	Rate	Date	Value

Communications Services — continued
$2,140,000	News America, Inc. ‡	6.400%	12/15/2035	$2,037,948
2,750,000	Nextel Partners, Inc. ‡	8.125	7/1/2011	2,868,330
4,800,000	Qwest Corporation	8.875	3/15/2012	5,172,000
4,815,000	Rogers Cable, Inc. ~	5.500	3/15/2014	4,669,226
3,555,000	Rogers Cable, Inc. ~	6.750	3/15/2015	3,665,120
510,000	Rogers Cable, Inc. ~	8.750	5/1/2032	618,257
3,000,000	Rogers Wireless Communications, Inc. ~	6.375	3/1/2014	3,032,031
4,600,000	Sprint Capital Corporation ~	6.900	5/1/2019	4,553,706
3,000,000	Sprint Capital Corporation	6.875	11/15/2028	2,855,589
5,450,000	Telecom Italia Capital SA ~	5.250	11/15/2013	5,193,158
2,750,000	Telecom Italia Capital SA ~	5.250	10/1/2015	2,557,132
4,400,000	Telefonica Emisones SAU	6.221	7/3/2017	4,388,982
3,500,000	Time Warner Cable, Inc. ‡	5.850	5/1/2017	3,404,268
1,850,000	Time Warner Entertainment Company, LP ~	8.375	3/15/2023	2,123,682
4,555,000	Verizon Communications, Inc. ~	5.550	2/15/2016	4,437,768
1,835,000	Verizon Communications, Inc. ~	5.500	4/1/2017	1,768,534

	Total Communications Services			84,374,401

Consumer Cyclical (2.4%)
1,200,000	Beazer Homes USA, Inc. ±	8.375	4/15/2012	1,134,000
6,500,000	D.R. Horton, Inc. ‡	6.500	4/15/2016	6,218,972
2,300,000	Federated Retail Holdings, Inc. ‡	5.350	3/15/2012	2,259,621
1,545,000	Federated Retail Holdings, Inc. ‡	5.900	12/1/2016	1,505,802
3,150,000	Ford Motor Credit Company ±	6.625	6/16/2008	3,147,874
1,200,000	JC Penney & Company, Inc. ~	7.950	4/1/2017	1,330,326
490,000	JC Penney Corporation, Inc. ~	5.750	2/15/2018	473,042
2,140,000	JC Penney Corporation, Inc.	6.375	10/15/2036	2,037,937
3,000,000	Marriott International, Inc.	7.000	1/15/2008	3,017,133
4,100,000	Nissan Motor Acceptance Corporation ‡	5.625	3/14/2011	4,075,420
3,000,000	Royal Caribbean Cruises, Ltd. ~	7.250	6/15/2016	2,964,012
3,025,000	Walmart Stores, Inc. ±	5.875	4/5/2027	2,923,587

	Total Consumer Cyclical			31,087,726

Consumer Non-Cyclical (3.8%)
5,600,000	Abbott Laboratories ‡	5.600	5/15/2011	5,622,652
1,200,000	AmerisourceBergen Corporation ‡	5.625	9/15/2012	1,175,869
3,000,000	AmerisourceBergen Corporation ‡	5.875	9/15/2015	2,884,746
3,325,000	Baxter International, Inc. ‡	5.900	9/1/2016	3,324,694
6,000,000	Bunge Limited Finance Corporation ‡	5.350	4/15/2014	5,699,736
4,300,000	Cardinal Health, Inc. ~	6.000	6/15/2017	4,249,079
3,600,000	Community Health Systems, Inc. §	8.875	7/15/2015	3,649,500
6,050,000	Constellation Brands, Inc. ±‡	7.250	5/15/2017	5,898,750
2,070,000	Procter & Gamble Company ~	5.550	3/5/2037	1,946,881
3,000,000	Qwest Diagnostic, Inc.	6.400	7/1/2017	3,021,816
4,200,000	Triad Hospitals, Inc.	7.000	5/15/2012	4,388,987

The accompanying Notes to Financial Statements are an integral part of this schedule.

192

Income Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.9%)	Rate	Date	Value

Consumer Non-Cyclical — continued
$6,750,000	Wyeth ‡	6.950%	3/15/2011	$7,064,044
1,425,000	Wyeth	5.950	4/1/2037	1,361,848

	Total Consumer Non-Cyclical			50,288,602

Energy (4.1%)
4,145,000	Apache Corporation ~	5.250	4/15/2013	4,063,049
6,700,000	Canadian Natural Resources, Ltd. ‡	5.700	5/15/2017	6,481,352
1,550,000	Consolidated Natural Gas Company ‡	5.000	12/1/2014	1,464,077
4,800,000	Enterprise Products Operating, LP ±	5.600	10/15/2014	4,666,224
2,700,000	Magellan Midstream Partners, LP ‡	6.450	6/1/2014	2,772,976
1,100,000	Nexen, Inc. ~	5.650	5/15/2017	1,057,724
3,075,000	Nexen, Inc. ~	6.400	5/15/2037	2,939,845
3,250,000	Plains All American Pipeline, LP/PAA Finance Corporation	6.650	1/15/2037	3,204,364
2,500,000	Premcor Refining Group, Inc.	6.125	5/1/2011	2,536,842
2,800,000	Premcor Refining Group, Inc.	6.750	5/1/2014	2,860,939
5,150,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II ~	5.298	9/30/2020	4,812,212
1,650,000	Southern California Gas Company ‡	5.750	11/15/2035	1,567,513
3,000,000	Southern Natural Gas Company ~	5.900	4/1/2017	2,901,654
3,600,000	Southern Star Central Corporation ~	6.750	3/1/2016	3,546,000
3,000,000	Transcontinental Gas Pipe Corporation ~	8.875	7/15/2012	3,360,000
900,000	Transcontinental Gas Pipe Corporation ~	6.400	4/15/2016	902,250
3,500,000	Valero Energy Corporation ~	6.125	6/15/2017	3,488,720
1,200,000	Valero Energy Corporation ~	6.625	6/15/2037	1,194,472

	Total Energy			53,820,213

Financials (19.7%)
3,800,000	American International Group, Inc. ‡	6.250	3/15/2037	3,592,953
3,100,000	Archstone-Smith Operating Trust ±	5.625	8/15/2014	3,083,657
3,900,000	AXA SA ±	6.463	12/14/2018	3,625,467
1,030,000	BAC Capital Trust XI ~	6.625	5/23/2036	1,050,249
3,800,000	BAC Capital Trust XIV ~	5.630	3/15/2012	3,715,564
3,350,000	BNP Paribas SA ±	5.186	6/29/2015	3,123,587
1,115,000	Capital One Capital III ‡	7.686	8/15/2036	1,148,328
2,460,000	Capital One Financial Corporation ±	5.250	2/21/2017	2,279,977
6,000,000	Capmark Financial Group, Inc. ‡	6.300	5/10/2017	5,904,318
3,000,000	Corestates Capital Trust I ±	8.000	12/15/2026	3,107,214
7,250,000	Countrywide Financial Corporation ~	5.800	6/7/2012	7,198,931
1,800,000	Coventry Health Care, Inc. ‡	5.875	1/15/2012	1,804,559
1,500,000	Coventry Health Care, Inc. ~	6.125	1/15/2015	1,496,580
1,500,000	Coventry Health Care, Inc.	5.950	3/15/2017	1,463,250
4,800,000	Credit Agricole SA ~	6.637	5/31/2017	4,665,922
3,300,000	Deluxe Corporation ±	7.375	6/1/2015	3,283,500
4,200,000	Endurance Specialty Holdings, Ltd. ‡	6.150	10/15/2015	4,068,019
2,500,000	ERP Operating, LP ±~	5.125	3/15/2016	2,360,432
2,375,000	General Electric Capital Corporation ‡	5.720	8/22/2011	2,374,449
5,000,000	General Electric Capital Corporation ±	4.375	3/3/2012	4,784,415

The accompanying Notes to Financial Statements are an integral part of this schedule.

193

Income Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.9%)	Rate	Date	Value

Financials — continued
$12,470,000	General Motors Acceptance Corporation ±	6.875%	9/15/2011	$12,266,165
7,200,000	General Motors Acceptance Corporation, LLC ±	6.000	12/15/2011	6,845,054
5,500,000	Goldman Sachs Group, Inc. ‡	5.125	1/15/2015	5,226,314
4,000,000	HSBC Capital Funding, LP/Jersey Channel Islands ±	9.547	6/30/2010	4,417,024
1,220,000	HSBC Holdings plc ±	6.500	5/2/2036	1,253,759
3,250,000	International Lease Finance Corporation	5.750	6/15/2011	3,263,588
5,185,000	iStar Financial, Inc.	5.850	3/15/2017	4,973,499
2,800,000	J.P. Morgan Chase & Company	6.125	6/27/2017	2,821,770
4,410,000	J.P. Morgan Chase Bank NA ‡	5.875	6/13/2016	4,417,391
2,840,000	Liberty Property, LP ~	5.500	12/15/2016	2,729,166
5,980,000	Lincoln National Corporation	7.000	5/17/2016	6,135,958
685,000	Marsh & McLennan Companies, Inc. ±	5.750	9/15/2015	647,280
2,370,000	Merrill Lynch & Company, Inc. ‡	6.050	5/16/2016	2,344,231
1,350,000	Merrill Lynch & Company, Inc. ‡	6.110	1/29/2037	1,266,736
6,730,000	Mitsubishi UFG Capital Finance, Ltd.	6.346	7/25/2016	6,612,736
2,400,000	Morgan Stanley ~	4.000	1/15/2010	2,317,001
3,630,000	Morgan Stanley	6.250	8/9/2026	3,615,908
6,939,972	Preferred Term Securities XXIII, Ltd. †	5.560	9/24/2007	6,939,972
2,670,000	ProLogis	5.500	4/1/2012	2,647,692
2,600,000	ProLogis	5.625	11/15/2015	2,543,804
1,095,000	Prudential Financial, Inc.	5.900	3/17/2036	1,034,313
1,120,000	Prudential Financial, Inc.	5.700	12/14/2036	1,026,276
2,400,000	QBE Capital Funding II, LP ~	6.797	6/1/2017	2,343,506
3,750,000	RBS Capital Trust I ~	5.512	9/30/2014	3,604,162
2,500,000	Regency Centers, LP ~	5.875	6/15/2017	2,458,505
4,785,000	Reinsurance Group of America, Inc. ~	5.625	3/15/2017	4,567,589
5,040,000	Residential Capital Corporation †~	6.457	7/17/2007	5,031,634
3,300,000	Residential Capital Corporation †~	7.187	7/17/2007	3,285,256
6,800,000	Residential Capital Corporation ~	6.500	4/17/2013	6,572,737
7,775,000	Residential Capital, LLC ~	6.500	6/1/2012	7,586,791
6,000,000	Resona Bank, Ltd. ~	5.850	4/15/2016	5,736,732
3,500,000	Simon Property Group, LP ~	4.600	6/15/2010	3,408,002
2,100,000	Simon Property Group, LP ~	5.375	6/1/2011	2,084,252
2,280,000	Simon Property Group, LP ~	5.750	12/1/2015	2,255,960
6,300,000	SLM Corporation ~	5.400	10/25/2011	5,770,202
3,660,000	SMFG Preferred Capital GBP 1, Ltd. ~	6.078	1/25/2017	3,520,957
6,630,000	Student Loan Marketing Corporation ~	4.500	7/26/2010	6,130,191
4,200,000	Swiss RE Capital I, LP ‡	6.854	5/25/2016	4,224,797
995,000	Travelers Companies, Inc. ~	6.250	6/15/2037	963,513
3,000,000	Travelers Property Casualty Corporation ~	5.000	3/15/2013	2,889,351
2,500,000	United Health Group	6.500	6/15/2037	2,506,522
3,825,000	Wachovia Bank NA ~	4.875	2/1/2015	3,613,256
3,585,000	Wachovia Capital Trust III ~	5.800	3/15/2011	3,569,377
3,650,000	Wachovia Corporation ±	5.300	10/15/2011	3,612,212
1,720,000	Washington Mutual Bank FA	5.125	1/15/2015	1,621,628
1,340,000	Washington Mutual Preferred Funding	6.665	12/15/2016	1,279,211

The accompanying Notes to Financial Statements are an integral part of this schedule.

194

Income Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.9%)	Rate	Date	Value

Financials — continued
$7,400,000	Washington Mutual Preferred Funding II	6.895%	6/15/2012	$7,297,747
6,000,000	WellPoint, Inc. ±	5.000	12/15/2014	5,665,152
4,600,000	Willis North America, Inc. ±	6.200	3/28/2017	4,504,297
3,075,000	XL Capital, Ltd. ~	6.250	5/15/2027	2,969,601

	Total Financials			258,550,148

Foreign (0.4%)
4,500,000	Pemex Finance, Ltd. ~	9.030	2/15/2011	4,796,955

	Total Foreign			4,796,955

Mortgage-Backed Securities (13.8%)
95,500,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §~	5.500	7/1/2037	92,097,817
90,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.000	7/1/2037	89,015,580

	Total Mortgage-Backed Securities			181,113,397

Transportation (4.3%)
2,800,000	Burlington Northern Santa Fe Corporation ‡	7.000	12/15/2025	2,955,235
3,303,571	Continental Airlines, Inc. ‡	7.875	7/2/2018	3,377,901
3,250,000	Continental Airlines, Inc. ‡	5.983	4/19/2022	3,159,032
6,500,000	Delta Air Lines, Inc. ‡	7.111	9/18/2011	6,669,000
2,000,000	FedEx Corporation ±	3.500	4/1/2009	1,933,296
3,729,029	FedEx Corporation ‡	6.845	1/15/2019	3,931,776
3,439,051	FedEx Corporation	6.720	1/15/2022	3,617,537
2,750,000	Hertz Corporation	8.875	1/1/2014	2,866,875
5,850,000	Kansas City Southern de Mexico SA de CV	7.375	6/1/2014	5,806,125
3,740,000	Norfolk Southern Corporation ~	5.640	5/17/2029	3,379,580
14,750,000	Northwest Airlines, Inc. ‡	6.841	4/1/2011	14,952,812
4,645,593	Piper Jaffray Equipment Trust Securities	6.750	4/1/2011	4,622,365

	Total Transportation			57,271,534

U.S. Government (8.6%)
5,000,000	Federal Home Loan Bank ±	5.625	6/13/2016	4,981,310
12,000,000	Federal Home Loan Mortgage Corporation ±	5.500	8/20/2012	12,108,732
22,500,000	Federal National Mortgage Association ‡	5.300	2/22/2011	22,381,312
8,350,000	U.S. Treasury Bonds *	6.250	8/15/2023	9,271,765
1,900,000	U.S. Treasury Bonds *	6.125	8/15/2029	2,131,266
4,365,000	U.S. Treasury Notes *	4.500	5/15/2017	4,184,944
32,880,600	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	31,562,811
38,000,000	U.S. Treasury Principal Strips	Zero Coupon	11/15/2022	17,006,786
12,750,000	U.S. Treasury Strips *	Zero Coupon	2/15/2013	9,707,990

	Total U.S. Government			113,336,916

The accompanying Notes to Financial Statements are an integral part of this schedule.

195

Income Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.9%)	Rate	Date	Value

Utilities (6.3%)
$3,000,000	Baltimore Gas & Electric Company ‡	5.900%	10/1/2016	$2,960,883
2,500,000	Carolina Power & Light, Inc. ‡~	5.150	4/1/2015	2,397,340
3,950,000	Cleveland Electric Illuminating Company ±	7.430	11/1/2009	4,100,562
1,775,000	Cleveland Electric Illuminating Company	5.700	4/1/2017	1,712,527
2,930,000	Commonwealth Edison Company	5.400	12/15/2011	2,869,988
2,500,000	DTE Energy Company	6.375	4/15/2033	2,472,252
4,200,000	Dynegy Holdings, Inc. ‡	7.500	6/1/2015	3,953,250
1,800,000	Dynegy Holdings, Inc. ±	8.375	5/1/2016	1,759,500
4,800,000	Edison Mission Energy ±	7.200	5/15/2019	4,512,000
2,400,000	Edison Mission Energy ‡	7.625	5/15/2027	2,268,000
1,500,000	Exelon Corporation ±	6.750	5/1/2011	1,545,478
3,500,000	Exelon Corporation ±	4.900	6/15/2015	3,220,906
1,800,000	Florida Power & Light Company ±	6.200	6/1/2036	1,820,995
3,000,000	ITC Holdings Corporation ‡	5.875	9/30/2016	2,924,691
2,400,000	MidAmerican Energy Holdings Company ~	6.125	4/1/2036	2,318,647
850,000	MidAmerican Energy Holdings Company ‡	5.950	5/15/2037	801,091
2,800,000	Nevada Power Company	6.750	7/1/2037	2,842,378
6,450,000	NiSource Finance Corporation ‡	7.875	11/15/2010	6,867,850
2,000,000	NRG Energy, Inc. ‡	7.250	2/1/2014	2,005,000
1,500,000	NRG Energy, Inc. ‡	7.375	2/1/2016	1,503,750
1,550,000	Ohio Edison Company	6.875	7/15/2036	1,618,541
1,959,395	Power Contract Financing, LLC ~	6.256	2/1/2010	1,971,661
3,282,121	Power Receivables Finance, LLC ~	6.290	1/1/2012	3,316,452
1,075,000	Progress Energy, Inc. ~	7.000	10/30/2031	1,149,296
4,800,000	PSEG Power, LLC	5.000	4/1/2014	4,540,498
2,270,000	PSI Energy, Inc.	5.000	9/15/2013	2,176,426
2,770,000	Southwestern Public Service Company ~	6.000	10/1/2036	2,629,938
4,600,000	TXU Energy Company, LLC †~	5.860	9/17/2007	4,601,780
2,900,000	Union Electric Company ±	6.400	6/15/2017	2,958,606
2,580,000	Virginia Electric & Power Company ~	6.000	1/15/2036	2,470,458

	Total Utilities			82,290,744

	Total Long-Term Fixed Income
	(cost $1,315,169,291)			1,299,775,450

		Exercise	Expiration
Contracts	Options Purchased (0.1%)	Price	Date	Value

214	Put on S&P 500 Mini Futures	$1,495	8/17/2007	$279,270
1,380	Call on U.S. Treasury Bond Futures	106	7/27/2007	539,062
1,160	Call on U.S. Treasury Bond Futures	107	7/27/2007	145,000

	Total Options Purchased (cost $822,180)			963,332

The accompanying Notes to Financial Statements are an integral part of this schedule.

196

Income Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (4.2%)	Rate (+)	Date	Value

54,624,063	Thrivent Financial Securities Lending Trust	5.360%	N/A	$54,624,063

	Total Collateral Held for Securities Loaned
	(cost $54,624,063)			54,624,063

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (15.4%)	Rate (+)	Date	Value

$10,000,000	Air Products and Chemicals, Inc. ~	5.290%	7/3/2007	$9,995,592
7,000,000	Barclays US Funding Corporation ‡	5.235	7/27/2007	6,972,516
5,085,000	Charta, LLC ~	5.310	7/6/2007	5,080,500
13,748,000	Cooperative Centrale Raiffeisen Boerenleen Bank	5.300	7/6/2007	13,735,856
10,000,000	DNB NOR ASA	5.360	7/2/2007	9,997,022
10,000,000	Falcon Asset Securitization Corporation ‡	5.300	7/18/2007	9,973,500
17,380,000	Jupiter Securitization Company, LLC	5.400	7/2/2007	17,374,786
7,500,000	Jupiter Securitization Company, LLC ±	5.290	7/18/2007	7,480,162
1,585,000	Nieuw Amsterdam Receivables Corporation	5.330	7/30/2007	1,577,960
6,000,000	Old Line Funding Corporation	5.320	7/5/2007	5,995,567
14,000,000	Old Line Funding Corporation ‡	5.350	7/12/2007	13,975,033
10,000,000	Regency Markets No.1, LLC	5.350	7/9/2007	9,986,625
13,759,000	Society of New York	5.280	8/21/2007	13,654,065
12,000,000	Solitaire Funding, LLC	5.290	7/13/2007	11,977,077
11,489,000	Swiss RE Financial Products	5.250	7/2/2007	11,485,649
13,179,392	Thrivent Money Market Portfolio	5.050	N/A	13,179,392
9,320,000	Thunder Bay Funding, Inc.	5.330	7/16/2007	9,298,005
20,000,000	Victory Receivables Corporation	5.410	7/5/2007	19,985,083
10,300,000	Windmill Funding Corporation ±	5.290	7/13/2007	10,280,324

	Total Short-Term Investments (at amortized cost)			202,004,714

	Total Investments (cost $1,572,620,248) 118.6%			$1,557,367,559

	Other Assets and Liabilities, Net (18.6%)			(244,321,088)

	Total Net Assets 100.0%			$1,313,046,471

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

5-Yr. U.S. Treasury Bond Futures	1,080	September 2007	$112,546,114	$112,404,380	($141,734)
10-Yr. Euro-Bund Futures	(90)	September 2007	(10,038,420)	(9,942,439)	95,981
10-Yr. Japanese Treasury Bond Futures	12	September 2007	13,060,673	13,053,704	(6,969)
10-Yr. U.S. Treasury Bond Futures	(725)	September 2007	(77,100,292)	(76,634,769)	465,523
20-Yr. U.S. Treasury Bond Futures	30	September 2007	3,252,279	3,232,500	(19,779)

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)

Federal National Mortgage Association	55	$96.48	July 2007	($77,991)	$46,618
Conventional 30-Yr. Pass Through

The accompanying Notes to Financial Statements are an integral part of this schedule.

197

Income Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

					Notional
	Fund	Fund	Buy/Sell	Termination	Principal	Unrealized
Swaps and Counterparty	Receives	Pays	Protection	Date	Amount	Gain/(Loss)

Credit Default Swaps
CDX, N.A. High Yield Index
Series 8, 5 Year, at 2.75%;	N/A	N/A	Sell	June 2012	$14,250,000	($109,109)
Bank of America, N.A.
LCDX, N.A. Index
Series 8, 5 Year, at 1.20%;	N/A	N/A	Sell	June 2012	$14,800,000	($363,869)
Bank of America, N.A.

Total Rate of Return Swap
Wachovia Bank, N.A.	Lehman Brothers	1 Month LIBOR	N/A	August 2007	$55,000,000	($717,629)
3 Month	CMBS Aaa 8.5+	Less 0.45%
	Yr Index

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At June 29, 2007, $1,745,433 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $242,427,240, $99,754,375 and $4,991,083 of investments were earmarked as collateral to cover open financial futures, swap contracts and an unfunded loan commitment, respectively.

~ All or a portion of the security was earmarked as collateral to cover options.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

Definitions:

TIPS — Treasury Inflation Protected Security

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$3,704,834
Gross unrealized depreciation	(18,957,523)

Net unrealized appreciation (depreciation)	($15,252,689)
Cost for federal income tax purposes	$1,572,620,248

The accompanying Notes to Financial Statements are an integral part of this schedule.

198

Bond Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (122.3%)	Rate	Date	Value

Asset-Backed Securities (18.3%)
$2,000,000	AmeriCredit Automobile Receivables Trust ±†	5.400%	7/6/2007	$1,999,710
1,934,366	Bear Stearns Asset-Backed Securities, Inc. ±†	5.560	7/25/2007	1,935,397
1,002,984	Bear Stearns Mortgage Funding Trust †	5.460	7/25/2007	1,002,574
235,661	Countrywide Asset-Backed Certificates ±†	5.400	7/25/2007	235,655
2,500,000	Countrywide Asset-Backed Certificates ±	5.549	4/25/2036	2,488,892
750,000	Countrywide Home Loans Asset-Backed Securities	6.085	6/25/2021	751,829
2,500,000	Credit Based Asset Servicing and Securitization, LLC ±†	5.430	7/25/2007	2,499,710
1,250,000	Credit Based Asset Servicing and Securitization, LLC ±	5.501	12/25/2036	1,244,630
2,500,000	DaimlerChrysler Master Owner Trust ±†	5.370	7/15/2007	2,500,582
1,500,000	First Franklin Mortgage Loan Asset-Backed Certificates †	5.430	7/25/2007	1,499,996
2,137,475	First Horizon ABS Trust †	5.450	7/25/2007	2,136,772
1,763,214	First Horizon ABS Trust ±†	5.480	7/25/2007	1,762,645
1,500,000	Ford Credit Floor Plan Master Owner Trust †	5.500	7/15/2007	1,500,344
2,000,000	GE Dealer Floorplan Master Note Trust ±†	5.360	7/20/2007	2,000,636
3,000,000	GMAC Mortgage Corporation Loan Trust ±†	5.390	7/25/2007	2,998,263
2,500,000	GMAC Mortgage Corporation Loan Trust ±†	5.410	7/25/2007	2,500,178
47,360	Green Tree Financial Corporation ±	6.330	11/1/2029	47,682
1,750,787	IndyMac Seconds Asset-Backed Trust †	5.490	7/25/2007	1,750,242
491,511	Massachusetts RRB Special Purpose Trust ±	3.780	9/15/2010	487,254
487,541	Master Asset-Backed Securities Trust †	5.400	7/25/2007	487,617
1,320,945	National Collegiate Student Loan Trust †	5.380	7/25/2007	1,321,726
525,443	Popular ABS Mortgage Pass-Through Trust †	5.450	7/25/2007	525,537
363,952	Residential Asset Securities Corporation †	5.400	7/25/2007	363,931
1,842,445	Residential Funding Mortgage Securities II †	5.450	7/25/2007	1,842,582
662,758	SLM Student Loan Trust †	5.365	7/25/2007	662,910
2,000,000	Textron Financial Floorplan Master Note Trust ±†	5.440	7/13/2007	2,002,410
1,964,017	Wachovia Asset Securitization, Inc. †	5.460	7/25/2007	1,964,009

	Total Asset-Backed Securities			40,513,713

Basic Materials (0.5%)
500,000	Alcan, Inc. ±	5.200	1/15/2014	475,462
275,000	Alcan, Inc.	6.125	12/15/2033	255,517
27,000	Dow Chemical Company	7.375	11/1/2029	29,223
300,000	Potash Corporation of Saskatchewan, Inc. ±	7.750	5/31/2011	321,658

	Total Basic Materials			1,081,860

Capital Goods (1.3%)
975,000	Boeing Capital Corporation ±	6.100	3/1/2011	996,173
275,000	Caterpillar, Inc. ±	4.500	6/15/2009	270,766
800,000	General Electric Company ±	5.000	2/1/2013	775,630
350,000	John Deere Capital Corporation ±	7.000	3/15/2012	370,052
27,000	Lockheed Martin Corporation	6.150	9/1/2036	26,925
200,000	Northrop Grumman Corporation ±	7.125	2/15/2011	209,782
275,000	United Technologies Corporation	6.050	6/1/2036	272,386

	Total Capital Goods			2,921,714

The accompanying Notes to Financial Statements are an integral part of this schedule.

199

Bond Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (122.3%)	Rate	Date	Value

Commercial Mortgage-Backed Securities (16.3%)
$700,000	Banc of America Commercial Mortgage, Inc. ±	5.118%	7/11/2043	$685,700
2,500,000	Bear Stearns Commercial Mortgage Securities, Inc. ±†	5.470	7/15/2007	2,500,000
400,000	Bear Stearns Commercial Mortgage Securities, Inc. ±	3.869	2/11/2041	390,581
2,385,800	Chase Mortgage Finance Corporation	4.577	2/25/2037	2,331,659
791,335	Citigroup Commercial Mortgage Trust †	5.390	7/15/2007	791,804
83,774	Commercial Mortgage Pass-Through Certificates ±†	5.420	7/15/2007	83,778
2,500,000	Commercial Mortgage Pass-Through Certificates ±†	5.450	7/15/2007	2,502,070
1,353,413	Credit Suisse First Boston Mortgage
	Securities Corporation ±	3.861	3/15/2036	1,331,741
500,000	Credit Suisse First Boston Mortgage
	Securities Corporation	4.829	11/15/2037	471,964
2,500,000	Credit Suisse Mortgage Capital Certificates †	5.490	7/15/2007	2,502,018
2,000,000	Crown Castle International Corporation ±	5.245	11/15/2036	1,965,022
800,000	General Electric Commercial Mortgage Corporation	4.641	9/10/2013	766,368
500,000	GMAC Commercial Mortgage Securities, Inc.	4.547	12/10/2041	479,312
1,000,000	Goldman Sachs Mortgage Securities Corporation	5.560	11/10/2039	978,166
1,000,000	Greenwich Capital Commercial Funding Corporation	5.317	6/10/2036	976,884
2,000,000	GS Mortgage Securities Corporation II †	5.450	7/6/2007	2,000,000
500,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ±	4.654	1/12/2037	478,342
1,500,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation	5.336	5/15/2047	1,437,748
2,359,400	J.P. Morgan Mortgage Trust	5.008	7/25/2035	2,328,844
1,000,000	LB-UBS Commercial Mortgage Trust ±	3.086	5/15/2027	980,803
700,000	LB-UBS Commercial Mortgage Trust	4.786	10/15/2029	661,044
750,000	LB-UBS Commercial Mortgage Trust	4.553	7/15/2030	732,783
1,869,693	Merrill Lynch Mortgage Investors, Inc.	4.874	6/25/2035	1,847,868
369,180	Nationslink Funding Corporation ±	6.316	1/20/2031	371,580
1,657,150	Thornburg Mortgage Securities Trust †	5.410	7/25/2007	1,653,955
2,129,174	Thornburg Mortgage Securities Trust †	5.430	7/25/2007	2,127,858
1,575,336	Washington Mutual Asset Securities Corporation	3.830	1/25/2035	1,523,749
1,240,450	Zuni Mortgage Loan Trust †	5.450	7/25/2007	1,239,819

	Total Commercial Mortgage-Backed Securities			36,141,460

Communications Services (2.8%)
27,000	BellSouth Corporation	6.875	10/15/2031	27,779
200,000	British Telecom plc ±	8.625	12/15/2010	218,554
302,000	British Telecom plc	9.125	12/15/2030	395,253
400,000	Cingular Wireless, Inc. ±	6.500	12/15/2011	413,658
225,000	Comcast Corporation ±	5.500	3/15/2011	223,868
500,000	Cox Communications, Inc. ±	7.750	11/1/2010	531,742
135,000	Cox Communications, Inc.	6.450	12/1/2036	129,841
200,000	Deutsche Telekom International Finance BV	8.000	6/15/2010	213,172
200,000	France Telecom SA ±	7.750	3/1/2011	213,675
700,000	New Cingular Wireless Services, Inc. ±	7.875	3/1/2011	752,625
275,000	News America, Inc.	6.400	12/15/2035	261,886

The accompanying Notes to Financial Statements are an integral part of this schedule.

200

Bond Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (122.3%)	Rate	Date	Value

Communications Services — continued
$275,000	SBC Communications, Inc.	5.875%	2/1/2012	$277,339
700,000	Sprint Capital Corporation ±	7.625	1/30/2011	736,477
550,000	Sprint Capital Corporation ±	6.900	5/1/2019	544,465
800,000	Telecom Italia Capital SA ±	5.250	10/1/2015	743,893
425,000	Tele-Communications, Inc. (TCI Group) ±	7.875	8/1/2013	465,703
27,000	Verizon Global Funding Corporation	7.750	12/1/2030	30,244

	Total Communications Services			6,180,174

Consumer Cyclical (0.9%)
850,000	AOL Time Warner, Inc. ±	6.875	5/1/2012	886,780
27,000	AOL Time Warner, Inc.	7.625	4/15/2031	28,927
27,000	DaimlerChrysler North American Holdings Corporation	8.500	1/18/2031	34,120
27,000	Target Corporation	7.000	7/15/2031	29,428
527,000	Wal-Mart Stores, Inc.	7.550	2/15/2030	612,274
500,000	Walt Disney Company ±	5.625	9/15/2016	496,240

	Total Consumer Cyclical			2,087,769

Consumer Non-Cyclical (1.9%)
275,000	Boston Scientific Corporation	7.000	11/15/2035	259,824
600,000	Bunge Limited Finance Corporation	5.350	4/15/2014	569,974
475,000	Coca-Cola HBC Finance BV ±	5.125	9/17/2013	460,542
400,000	Genentech, Inc. ±	4.400	7/15/2010	389,066
482,000	General Mills, Inc. ±	6.000	2/15/2012	487,173
27,000	Kellogg Company	7.450	4/1/2031	30,613
650,000	Kraft Foods, Inc. ±	6.250	6/1/2012	660,629
27,000	Kraft Foods, Inc.	6.500	11/1/2031	26,102
500,000	Kroger Company ±	4.950	1/15/2015	461,629
475,000	Safeway, Inc. ±	4.125	11/1/2008	467,636
550,000	Wyeth	6.000	2/15/2036	530,320

	Total Consumer Non-Cyclical			4,343,508

Energy (1.8%)
500,000	Anadarko Finance Company ±	6.750	5/1/2011	516,244
27,000	Anadarko Finance Company	7.500	5/1/2031	29,010
500,000	Burlington Resources, Inc. ±	6.500	12/1/2011	518,702
1,000,000	Conoco Funding Company ±	6.350	10/15/2011	1,031,137
27,000	Conoco, Inc.	6.950	4/15/2029	29,467
500,000	Consolidated Natural Gas Company	6.850	4/15/2011	525,119
27,000	Devon Financing Corporation, ULC	7.875	9/30/2031	31,276
475,000	Duke Capital Corporation ±	7.500	10/1/2009	493,813
275,000	Oneok Partners, LP	6.650	10/1/2036	272,756
500,000	Valero Energy Corporation ±	4.750	6/15/2013	474,214

	Total Energy			3,921,738

The accompanying Notes to Financial Statements are an integral part of this schedule.

201

Bond Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (122.3%)	Rate	Date	Value

Financials (9.7%)
$27,000	Abbey National plc	7.950%	10/26/2029	$32,431
500,000	AIG SunAmerica Global Financing VI ±	6.300	5/10/2011	512,086
500,000	Allstate Corporation ±	5.000	8/15/2014	478,160
250,000	Associates Corporation of North America ±	6.250	11/1/2008	252,738
27,000	AXA SA	8.600	12/15/2030	32,900
275,000	BAC Capital Trust XI	6.625	5/23/2036	280,406
650,000	Bank of America Corporation ±	4.750	8/15/2013	619,873
1,800,000	Bank One Corporation ±	5.900	11/15/2011	1,825,783
600,000	BB&T Corporation ±	6.500	8/1/2011	619,333
1,100,000	BNP Paribas SA ±	5.186	6/29/2015	1,025,655
1,100,000	Capital One Financial Corporation ±	5.250	2/21/2017	1,019,502
725,000	CIT Group, Inc. ±	4.750	12/15/2010	703,157
590,000	Citigroup, Inc. ±	5.000	9/15/2014	561,245
250,000	Citigroup, Inc. ±	4.700	5/29/2015	233,343
725,000	Credit Suisse First Boston USA, Inc. ±	3.875	1/15/2009	709,782
950,000	Goldman Sachs Group, Inc. ±	6.600	1/15/2012	983,742
500,000	Household Finance Corporation ±	4.750	5/15/2009	494,434
650,000	Household Finance Corporation ±	6.375	11/27/2012	667,336
350,000	HSBC Finance Corporation ±	5.000	6/30/2015	327,823
850,000	International Lease Finance Corporation ±	5.875	5/1/2013	855,699
775,000	Lehman Brothers Holdings, Inc. ±	3.950	11/10/2009	751,538
200,000	Marsh & McLennan Companies, Inc. ±	5.750	9/15/2015	188,987
475,000	Merrill Lynch & Company, Inc. ±	5.000	2/3/2014	453,986
500,000	MetLife, Inc. ±	5.000	6/15/2015	472,069
1,250,000	Morgan Stanley Dean Witter & Company ±	6.750	4/15/2011	1,296,032
1,487,137	Preferred Term Securities XXIII, Ltd. †	5.560	9/24/2007	1,487,137
500,000	ProLogis Trust ±	5.500	3/1/2013	494,210
275,000	Prudential Financial, Inc.	5.700	12/14/2036	251,987
500,000	Residential Capital Corporation	6.500	4/17/2013	483,290
500,000	Student Loan Marketing Corporation ±	4.000	1/15/2010	465,314
550,000	Union Planters Corporation ±	4.375	12/1/2010	532,933
500,000	Wachovia Bank NA ±	4.875	2/1/2015	472,321
500,000	Washington Mutual Bank FA	5.500	1/15/2013	488,626
500,000	WellPoint, Inc. ±	5.000	12/15/2014	472,096
1,100,000	Wells Fargo & Company ±	4.200	1/15/2010	1,072,144

	Total Financials			21,618,098

Foreign (2.7%)
250,000	African Development Bank ±	6.875	10/15/2015	268,545
350,000	Canadian Government ±	5.250	11/5/2008	350,732
300,000	Codelco, Inc. ±	6.375	11/30/2012	310,691
800,000	European Investment Bank ±	3.000	6/16/2008	783,727
550,000	Export-Import Bank of Korea ±	4.125	2/10/2009	538,152
27,000	Hydro-Quebec	8.400	1/15/2022	34,189
350,000	Inter-American Development Bank	5.375	11/18/2008	351,378
425,000	Pemex Project Funding Master Trust ±	9.125	10/13/2010	467,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

202

Bond Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (122.3%)	Rate	Date	Value

Foreign — continued
$250,000	Province of Nova Scotia ±	7.250%	7/27/2013	$273,154
400,000	Province of Quebec	4.875	5/5/2014	386,884
400,000	Province of Quebec	7.500	7/15/2023	473,448
600,000	Republic of Italy ±	6.000	2/22/2011	613,900
200,000	Republic of Italy	4.375	6/15/2013	189,639
1,100,000	United Mexican States ±	5.625	1/15/2017	1,076,900

	Total Foreign			6,118,839

Mortgage-Backed Securities (33.7%)
7,903	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.500	12/1/2009	8,039
10,387	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.000	1/1/2011	10,611
8,129	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500	10/1/2012	8,314
8,310	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500	1/1/2013	8,499
12,175	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	9/1/2013	12,281
30,373	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	5.500	3/1/2014	30,163
38,810	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	4/1/2014	39,150
11,630	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.000	10/1/2014	11,993
21,968	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500	3/1/2016	22,451
34,789	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	6/1/2016	34,984
45,469	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	9/1/2016	45,724
383,867	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.000	6/1/2017	394,995
655,674	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	5.500	12/1/2017	648,139
12,698	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	4/1/2024	12,928
9,104	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	5/1/2024	9,404
1,407	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	8/1/2025	1,473
16,375	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.500	11/1/2025	17,535
2,822	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	1/1/2026	2,972

The accompanying Notes to Financial Statements are an integral part of this schedule.

203

Bond Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (122.3%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$5,055	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000%	4/1/2027	$5,225
5,486	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	7/1/2027	5,742
9,369	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	8/1/2027	9,684
5,426	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	10/1/2027	5,678
7,010	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	5/1/2028	7,246
28,090	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	8/1/2028	28,044
11,080	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	10/1/2028	11,319
14,562	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	2/1/2029	14,876
27,241	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	3/1/2029	27,189
11,228	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	7/1/2029	11,609
21,332	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	10/1/2029	22,306
12,254	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	11/1/2029	12,814
21,770	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	5/1/2031	22,212
83,333	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	6/1/2031	83,136
36,827	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	6/1/2031	38,011
79,746	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	7/1/2031	79,557
19,048	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	9/1/2031	19,660
55,339	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	10/1/2031	56,461
414,910	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	1/1/2032	413,929
36,164	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	5/1/2032	37,275
410,213	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	7/1/2032	417,784
285,374	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	10/1/2032	290,641
550,303	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	11/1/2032	548,644

The accompanying Notes to Financial Statements are an integral part of this schedule.

204

Bond Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (122.3%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$10,000,000	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through §	5.000%	7/1/2037	$9,371,880
14,700,000	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through §	6.000	7/1/2037	14,562,188
4,455	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.000	4/1/2011	4,497
1,377	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.500	7/1/2011	1,417
4,601	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	8.000	7/1/2012	4,784
8,144	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	12/1/2012	8,334
22,175	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	6/1/2013	22,691
30,679	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.000	12/1/2013	30,956
16,100,000	Federal National Mortgage Association Conventional
	15-Yr. Pass Through §	5.000	7/1/2022	15,556,625
7,265	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	10.500	8/1/2020	8,016
7,433	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	12/1/2024	7,841
10,665	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	10/1/2025	11,049
35,491	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	11/1/2025	36,096
1,973	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.500	12/1/2025	2,116
7,544	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	1/1/2026	7,899
9,733	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	5/1/2026	9,899
6,090	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	9/1/2026	6,438
5,449	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	2/1/2027	5,705
3,913	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	3/1/2027	4,055
16,773	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	8/1/2027	17,111
2,098	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	11/1/2027	2,196
14,719	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	9.000	11/1/2027	15,978
4,428	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	1/1/2028	4,590

The accompanying Notes to Financial Statements are an integral part of this schedule.

205

Bond Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (122.3%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$81,782	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500%	2/1/2028	$85,612
13,495	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	5/1/2028	13,452
6,950	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	9/1/2028	7,093
19,582	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	10/1/2028	20,301
50,696	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	11/1/2028	53,079
98,018	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	12/1/2028	97,702
11,061	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	12/1/2028	11,467
15,553	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	2/1/2029	15,874
54,589	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	3/1/2029	54,413
23,832	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	3/1/2029	24,713
67,739	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	4/1/2029	69,132
12,483	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	8/1/2029	12,740
16,408	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	8/1/2029	17,164
22,271	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	10/1/2029	23,094
12,806	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	12/1/2029	13,396
9,827	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	4/1/2030	10,352
7,036	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	12/1/2030	7,349
133,348	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	5/1/2031	132,818
222,541	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	4/1/2032	226,482
202,172	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	5/1/2032	205,753
114,768	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	5/1/2032	118,880
678,085	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2032	690,095
328,132	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	8/1/2032	333,943

The accompanying Notes to Financial Statements are an integral part of this schedule.

206

Bond Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (122.3%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$29,400,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500%	7/1/2037	$28,352,624
6,633	Government National Mortgage Association
	15-Yr. Pass Through	6.500	6/15/2009	6,711
28,121	Government National Mortgage Association
	15-Yr. Pass Through	7.000	9/15/2013	29,030
5,998	Government National Mortgage Association
	30-Yr. Pass Through	7.500	3/15/2023	6,277
9,722	Government National Mortgage Association
	30-Yr. Pass Through	7.000	1/15/2024	10,132
4,434	Government National Mortgage Association
	30-Yr. Pass Through	9.000	9/15/2024	4,790
6,805	Government National Mortgage Association
	30-Yr. Pass Through	8.000	6/15/2025	7,214
2,030	Government National Mortgage Association
	30-Yr. Pass Through	8.000	9/15/2026	2,154
24,433	Government National Mortgage Association
	30-Yr. Pass Through	7.500	3/15/2027	25,608
8,638	Government National Mortgage Association
	30-Yr. Pass Through	7.500	10/15/2027	9,054
8,644	Government National Mortgage Association
	30-Yr. Pass Through	7.000	11/15/2027	9,015
14,850	Government National Mortgage Association
	30-Yr. Pass Through	7.000	1/15/2028	15,480
15,923	Government National Mortgage Association
	30-Yr. Pass Through	6.500	7/15/2028	16,267
17,722	Government National Mortgage Association
	30-Yr. Pass Through	7.000	8/15/2028	18,475
52,330	Government National Mortgage Association
	30-Yr. Pass Through	7.500	11/15/2028	54,834
12,590	Government National Mortgage Association
	30-Yr. Pass Through	6.500	12/15/2028	12,862
62,391	Government National Mortgage Association
	30-Yr. Pass Through	6.500	3/15/2029	63,742
17,040	Government National Mortgage Association
	30-Yr. Pass Through	6.500	4/15/2029	17,409
14,818	Government National Mortgage Association
	30-Yr. Pass Through	8.000	10/15/2030	15,735
19,133	Government National Mortgage Association
	30-Yr. Pass Through	7.500	1/15/2031	20,034
7,510	Government National Mortgage Association
	30-Yr. Pass Through	7.000	4/15/2031	7,825
36,192	Government National Mortgage Association
	30-Yr. Pass Through	6.500	6/15/2031	36,950
28,692	Government National Mortgage Association
	30-Yr. Pass Through	7.000	9/15/2031	29,895

The accompanying Notes to Financial Statements are an integral part of this schedule.

207

Bond Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (122.3%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$399,041	Government National Mortgage Association
	30-Yr. Pass Through	6.500%	1/15/2032	$407,038
50,616	Government National Mortgage Association
	30-Yr. Pass Through	6.500	4/15/2032	51,631

	Total Mortgage-Backed Securities			74,666,748

Technology (0.2%)
500,000	International Business Machines Corporation ±	4.250	9/15/2009	488,979

	Total Technology			488,979

Transportation (0.7%)
500,000	CSX Corporation ±	5.500	8/1/2013	490,252
475,000	FedEx Corporation ±	3.500	4/1/2009	459,158
500,000	Union Pacific Corporation ±	7.000	2/1/2016	525,010

	Total Transportation			1,474,420

U.S. Government (30.0%)
2,000,000	Federal Home Loan Bank ±	3.375	2/15/2008	1,975,470
3,000,000	Federal Home Loan Bank	4.100	6/13/2008	2,967,087
500,000	Federal Home Loan Bank	4.500	10/14/2008	495,304
1,500,000	Federal Home Loan Bank	4.625	11/21/2008	1,487,542
3,000,000	Federal Home Loan Bank	4.875	2/9/2010	2,976,396
500,000	Federal Home Loan Bank	4.500	11/15/2012	481,390
850,000	Federal Home Loan Bank	4.500	9/16/2013	811,158
1,000,000	Federal Home Loan Bank	5.625	6/13/2016	996,262
1,050,000	Federal Home Loan Mortgage Corporation	6.000	6/15/2011	1,077,893
1,000,000	Federal Home Loan Mortgage Corporation	5.125	7/15/2012	994,348
700,000	Federal Home Loan Mortgage Corporation	6.750	3/15/2031	801,114
1,600,000	Federal National Mortgage Association	5.250	1/15/2009	1,600,125
2,000,000	Federal National Mortgage Association	6.125	3/15/2012	2,068,312
1,700,000	Federal National Mortgage Association *	5.000	2/13/2017	1,644,612
500,000	Federal National Mortgage Association	5.960	9/11/2028	521,358
100,000	Federal National Mortgage Association	6.250	5/15/2029	108,146
200,000	Resolution Funding Corporation	8.125	10/15/2019	246,500
250,000	Tennessee Valley Authority ±	6.000	3/15/2013	258,235
4,200,000	U.S. Treasury Bonds *	7.250	5/15/2016	4,853,953
400,000	U.S. Treasury Bonds *	8.875	2/15/2019	529,000
290,000	U.S. Treasury Bonds *	7.625	11/15/2022	363,225
1,000,000	U.S. Treasury Bonds *	6.250	8/15/2023	1,110,391
260,000	U.S. Treasury Bonds	7.500	11/15/2024	327,072
350,000	U.S. Treasury Bonds	6.875	8/15/2025	416,965
8,675,000	U.S. Treasury Bonds *	5.250	11/15/2028	8,734,641
2,000,000	U.S. Treasury Notes *	5.500	5/15/2009	2,021,250
11,500,000	U.S. Treasury Notes *	6.000	8/15/2009	11,748,872
2,000,000	U.S. Treasury Notes *	3.625	1/15/2010	1,940,000
2,945,000	U.S. Treasury Notes *	5.000	2/15/2011	2,958,344

The accompanying Notes to Financial Statements are an integral part of this schedule.

208

Bond Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (122.3%)	Rate	Date	Value

U.S. Government — continued
$4,500,000	U.S. Treasury Notes *	4.500%	11/30/2011	$4,423,360
500,000	U.S. Treasury Notes	4.375	8/15/2012	488,711
4,375,000	U.S. Treasury Notes *	4.500	2/15/2016	4,216,748
400,000	U.S. Treasury Notes *	4.625	2/15/2017	387,375
600,000	U.S. Treasury Notes	4.500	5/15/2017	575,250

	Total U.S. Government			66,606,409

Utilities (1.5%)
400,000	CenterPoint Energy Houston Electric, LLC ±	5.600	7/1/2023	371,543
275,000	Commonwealth Edison Company	5.900	3/15/2036	254,203
475,000	FirstEnergy Corporation ±	6.450	11/15/2011	487,071
27,000	FirstEnergy Corporation	7.375	11/15/2031	29,229
27,000	National Rural Utilities Cooperative Finance	8.000	3/1/2032	33,242
475,000	Oncor Electric Delivery Company ±	6.375	1/15/2015	481,779
400,000	Progress Energy, Inc. ±	7.000	10/30/2031	427,645
600,000	Public Service Company of Colorado	7.875	10/1/2012	658,310
225,000	Southern California Edison Company ±	5.000	1/15/2014	215,152
275,000	Xcel Energy, Inc.	6.500	7/1/2036	278,129

	Total Utilities			3,236,303

	Total Long-Term Fixed Income (cost $274,619,080)			271,401,732

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (20.8%)	Rate (+)	Date	Value

46,054,281	Thrivent Financial Securities Lending Trust	5.360%	N/A	$46,054,281

	Total Collateral Held for Securities Loaned
	(cost $46,054,281)			46,054,281

The accompanying Notes to Financial Statements are an integral part of this schedule.

209

Bond Index Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (7.7%)	Rate (+)	Date	Value

$2,500,000	DNB NOR ASA	5.360%	7/2/2007	$2,499,256
3,500,000	Greyhawk Funding, LLC	5.320	7/2/2007	3,498,966
2,427,000	MLTC Funding, Inc.	5.310	7/24/2007	2,418,408
8,554,946	Thrivent Money Market Portfolio	5.050	N/A	8,554,946

	Total Short-Term Investments (at amortized cost)			16,971,576

	Total Investments (cost $337,644,937) 150.8%			$334,427,589

	Other Assets and Liabilities, Net (50.8%)			(112,706,865)

	Total Net Assets 100.0%			$221,720,724

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements. Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$726,260
Gross unrealized depreciation	(3,943,608)

Net unrealized appreciation (depreciation)	($3,217,348)
Cost for federal income tax purposes	$337,644,937

The accompanying Notes to Financial Statements are an integral part of this schedule.

210

Limited Maturity Bond Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (95.4%)	Rate	Date	Value

Asset-Backed Securities (21.8%)
$3,000,000	AmeriCredit Automobile Receivables Trust †‡	5.400%	7/6/2007	$2,999,565
3,000,000	AmeriCredit Automobile Receivables Trust ‡	3.430	7/6/2011	2,940,537
2,901,550	Bear Stearns Asset-Backed Securities, Inc. †‡	5.560	7/25/2007	2,903,096
7,000,000	Capital Auto Receivables Asset Trust ~	5.380	7/15/2010	6,999,895
1,251,926	Caterpillar Financial Asset Trust ±	3.900	2/25/2009	1,247,348
3,126,145	Chase Manhattan Auto Owner Trust ‡	4.840	7/15/2009	3,119,617
1,976,721	CIT Equipment Collateral ‡	4.420	5/20/2009	1,968,500
5,000,000	Countrywide Asset-Backed Certificates ‡	5.549	4/25/2036	4,977,785
5,000,000	Countrywide Asset-Backed Certificates ‡	5.683	10/25/2036	4,984,920
4,500,000	Countrywide Home Loans Asset-Backed Securities ‡	6.085	6/25/2021	4,510,976
833,774	CPS Auto Trust ‡	4.520	3/15/2010	831,481
5,500,000	Credit Acceptance Auto Dealer Loan Trust	5.320	10/15/2012	5,479,155
5,000,000	Credit Based Asset Servicing and Securitization, LLC ‡	5.501	12/25/2036	4,978,520
7,000,000	DaimlerChrysler Auto Trust ‡	5.330	8/8/2010	7,000,854
3,000,000	DaimlerChrysler Master Owner Trust †‡	5.370	7/15/2007	3,000,699
6,000,000	Drive Auto Receivables Trust ‡	5.300	7/15/2011	5,996,694
265,059	First Franklin Mortgage Loan Asset-Backed Certificates	5.500	3/25/2036	265,030
2,203,547	GE Commercial Loan Trust †	5.420	7/19/2007	2,203,480
3,000,000	GE Dealer Floorplan Master Note Trust †	5.360	7/20/2007	3,000,954
2,546,270	GE Equipment Small Ticket, LLC	4.380	7/22/2009	2,531,690
7,000,000	GMAC Mortgage Corporation Loan Trust †	5.390	7/25/2007	6,995,947
3,000,000	GMAC Mortgage Corporation Loan Trust ±†	5.410	7/25/2007	3,000,213
3,253,362	GMAC Mortgage Corporation Loan Trust †	5.420	7/25/2007	3,253,502
5,500,000	GMAC Mortgage Corporation Loan Trust	5.750	10/25/2036	5,488,994
3,500,000	Harley Davidson Motorcycle Trust ‡	5.240	1/15/2012	3,496,574
2,528,230	Harley Davidson Motorcycle Trust ±	3.200	5/15/2012	2,470,839
646,792	Honda Auto Receivables Owner Trust	2.910	10/20/2008	643,825
764,455	Honda Auto Receivables Owner Trust	2.960	4/20/2009	762,520
1,129,702	Household Automotive Trust ±	5.400	6/17/2009	1,130,320
6,500,000	Household Home Equity Loan Trust ‡	5.320	3/20/2036	6,469,684
3,500,000	Household Home Equity Loan Trust ‡	5.660	3/20/2036	3,492,748
1,021,528	John Deere Owner Trust ‡	3.980	6/15/2009	1,015,972
7,500,000	Merna Re, Ltd. †	7.110	7/3/2007	7,500,000
7,000,000	Mortgage Equity Conversion Asset Trust †	5.430	7/25/2007	6,982,500
7,000,000	Mortgage Equity Conversion Asset Trust †	5.450	7/25/2007	6,989,062
751,327	Nissan Auto Lease Trust	3.180	6/15/2010	749,482
3,000,000	Nissan Auto Receivables Owner Trust	4.740	9/15/2009	2,987,769
986,799	Nomura Asset Acceptance Corporation †	5.460	7/25/2007	986,875
1,726,017	PG&E Energy Recovery Funding, LLC	3.870	6/25/2011	1,700,674
826,912	Popular ABS Mortgage Pass-Through Trust	4.000	12/25/2034	822,486
4,665,000	Renaissance Home Equity Loan Trust	5.608	5/25/2036	4,649,326
1,737,036	Residential Asset Securities Corporation	5.010	4/25/2033	1,637,373
7,000,000	Santander Drive Auto Receivables Trust	5.050	9/15/2011	6,960,331
994,137	SLM Student Loan Trust †	5.365	7/25/2007	994,365
3,000,000	Textron Financial Floorplan Master Note Trust †	5.440	7/13/2007	3,003,615
3,705,775	USAA Auto Owner Trust	4.830	4/15/2010	3,696,199

The accompanying Notes to Financial Statements are an integral part of this schedule.

211

Limited Maturity Bond Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (95.4%)	Rate	Date	Value

Asset-Backed Securities — continued
$2,455,021	Wachovia Asset Securitization, Inc. †	5.460%	7/25/2007	$2,455,011
6,000,000	Wachovia Auto Loan Owner Trust	5.230	8/22/2011	5,990,418
9,000,000	Washington Mutual Master Note Trust †	5.350	7/15/2007	9,000,000

	Total Asset-Backed Securities			177,267,420

Basic Materials (0.8%)
1,400,000	BHP Billiton Finance, Ltd. ‡	5.125	3/29/2012	1,371,705
1,028,000	Equistar Chemicals, LP ‡	10.125	9/1/2008	1,069,120
2,400,000	Lubrizol Corporation	4.625	10/1/2009	2,352,922
1,500,000	Monsanto Company ~	4.000	5/15/2008	1,481,301

	Total Basic Materials			6,275,048

Capital Goods (1.3%)
3,400,000	Goodrich Corporation	7.500	4/15/2008	3,445,482
2,500,000	John Deere Capital Corporation ±	4.400	7/15/2009	2,451,398
2,500,000	Oakmont Asset Trust	4.514	12/22/2008	2,465,852
2,050,000	Raytheon Company	6.750	8/15/2007	2,055,468

	Total Capital Goods			10,418,200

Commercial Mortgage-Backed Securities (22.7%)
5,134,483	American Home Mortgage Assets †‡	5.949	7/25/2007	5,139,297
3,535,000	Banc of America Commercial Mortgage, Inc. ‡	5.001	9/10/2010	3,481,158
1,237,692	Banc of America Commercial Mortgage, Inc. ‡	4.037	11/10/2039	1,211,126
6,000,000	Banc of America Large Loan Trust †‡	5.430	7/15/2007	6,004,632
7,000,000	Banc of America Large Loan Trust †‡	5.530	7/15/2007	7,001,694
2,897,044	Banc of America Mortgage Securities, Inc. ‡	4.803	9/25/2035	2,844,289
3,486,590	Bear Stearns Adjustable Rate Mortgage Trust ‡	4.625	8/25/2010	3,427,779
4,000,000	Bear Stearns Commercial Mortgage Securities, Inc. †‡	5.470	7/15/2007	4,000,000
1,300,000	Bear Stearns Commercial Mortgage Securities, Inc. ±‡	3.869	2/11/2041	1,269,388
4,771,601	Chase Mortgage Finance Corporation ‡	4.577	2/25/2037	4,663,319
633,068	Citigroup Commercial Mortgage Trust †	5.390	7/15/2007	633,443
626,440	Citigroup Mortgage Loan Trust, Inc.	4.922	8/25/2035	623,372
5,000,000	Citigroup Mortgage Loan Trust, Inc. ‡	5.536	3/25/2036	4,978,150
100,529	Commercial Mortgage Pass-Through Certificates †	5.420	7/15/2007	100,533
8,000,000	Commercial Mortgage Pass-Through Certificates †‡	5.500	7/15/2007	8,000,000
4,386,942	Countrywide Home Loans, Inc. ‡	5.363	3/20/2036	4,345,516
4,419,391	Countrywide Home Loans, Inc. ‡	5.867	9/20/2036	4,433,405
6,500,000	Crown Castle International Corporation ‡	5.245	11/15/2036	6,386,322
6,626,460	Deutsche Alt-A Securities, Inc. †‡	5.799	7/25/2007	6,626,460
3,691,455	Federal Home Loan Mortgage Corporation
	Multifamily Structured Pass Through ~	5.487	4/25/2010	3,678,948
2,842,966	General Electric Commercial Mortgage Corporation	4.591	7/10/2045	2,795,077
3,125,727	HomeBanc Mortgage Trust ±	6.009	4/25/2037	3,141,852
2,205,830	Impac CMB Trust †~	5.580	7/25/2007	2,206,726
1,610,038	Impac CMB Trust †	5.640	7/25/2007	1,611,337
4,026,943	J.P. Morgan Alternative Loan Trust	5.794	3/25/2036	4,022,602

The accompanying Notes to Financial Statements are an integral part of this schedule.

212

Limited Maturity Bond Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (95.4%)	Rate	Date	Value

Commercial Mortgage-Backed Securities — continued
$2,261,281	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ~	2.790%	1/12/2039	$2,189,223
9,100,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ‡	5.198	12/15/2044	8,996,451
5,662,561	J.P. Morgan Mortgage Trust	5.008	7/25/2035	5,589,225
1,000,000	LB-UBS Commercial Mortgage Trust	3.323	3/15/2027	985,577
2,727,604	LB-UBS Commercial Mortgage Trust	4.741	9/15/2040	2,700,247
814,073	Lehman Brothers “CALSTRS” Mortgage Trust	3.988	11/20/2012	809,301
4,113,326	Merrill Lynch Mortgage Investors, Inc. ~	4.874	6/25/2035	4,065,311
1,250,000	Merrill Lynch Mortgage Trust ~	4.099	11/15/2010	1,243,376
2,933,661	Residential Accredit Loans, Inc.	5.609	9/25/2035	2,925,866
2,980,844	Thornburg Mortgage Securities Trust †	5.430	7/25/2007	2,979,001
5,730,000	Wachovia Bank Commercial Mortgage Trust	3.958	12/15/2035	5,614,053
3,876,405	Wachovia Mortgage Loan Trust, LLC	5.580	5/20/2036	3,876,199
7,281,223	Washington Mutual Alternative Loan Trust †	5.772	7/25/2007	7,280,655
5,522,236	Washington Mutual Alternative Loan Trust †	5.949	7/25/2007	5,525,903
3,690,788	Washington Mutual Asset Securities Corporation	3.830	1/25/2035	3,569,926
2,333,173	Washington Mutual Mortgage Pass-Through Certificates †	5.610	7/25/2007	2,337,202
6,108,387	Washington Mutual Mortgage Pass-Through Certificates †	5.909	7/25/2007	6,111,250
2,463,549	Washington Mutual Mortgage Pass-Through Certificates	4.835	9/25/2035	2,429,135
5,971,613	Washington Mutual, Inc. †	5.769	7/25/2007	5,963,682
5,468,742	Washington Mutual, Inc. †	5.849	7/25/2007	5,468,528
8,500,000	Wells Fargo Mortgage Backed Securities Trust	3.539	9/25/2034	8,231,859
1,061,483	Wells Fargo Mortgage Backed Securities Trust	4.950	3/25/2036	1,046,673
1,847,183	Wells Fargo Mortgage Backed Securities Trust	5.095	3/25/2036	1,825,930

	Total Commercial Mortgage-Backed Securities			184,390,998

Communications Services (5.0%)
2,800,000	Ameritech Capital Funding Corporation	6.250	5/18/2009	2,825,287
2,000,000	British Telecom plc ‡~	8.625	12/15/2010	2,185,538
3,100,000	Comcast Cable Communications, Inc. ‡	6.200	11/15/2008	3,124,595
2,100,000	Comcast Cable Communications, LLC ±	6.875	6/15/2009	2,150,140
1,760,000	Cox Communications, Inc. ‡	7.875	8/15/2009	1,839,501
1,400,000	Cox Communications, Inc. ±	4.625	1/15/2010	1,367,440
2,450,000	GTE Corporation ±	7.510	4/1/2009	2,528,660
1,954,000	News America Holdings, Inc. ~	7.375	10/17/2008	1,992,965
2,500,000	Nextel Partners, Inc. ±	8.125	7/1/2011	2,607,572
1,000,000	Qwest Corporation	5.625	11/15/2008	996,250
2,620,000	Rogers Cable, Inc.	7.875	5/1/2012	2,832,967
2,500,000	SBC Communications, Inc. ±	4.125	9/15/2009	2,431,032
2,400,000	Sprint Capital Corporation	6.125	11/15/2008	2,413,596
2,400,000	Telecom Italia Capital SA	4.000	11/15/2008	2,348,986
1,400,000	Telecom Italia Capital SA	6.200	7/18/2011	1,417,349
1,000,000	Telefonos de Mexico SA de CV	4.500	11/19/2008	983,283

The accompanying Notes to Financial Statements are an integral part of this schedule.

213

Limited Maturity Bond Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (95.4%)	Rate	Date	Value

Communications Services — continued
$2,400,000	Time Warner Cable, Inc.	5.400%	7/2/2012	$2,356,858
2,500,000	Time Warner Entertainment Company, LP	7.250	9/1/2008	2,545,555
1,700,000	Vodafone Group plc	5.350	2/27/2012	1,670,459

	Total Communications Services			40,618,033

Consumer Cyclical (3.6%)
1,250,000	Carnival Corporation ±	3.750	11/15/2007	1,242,545
3,100,000	Centex Corporation ‡	4.750	1/15/2008	3,090,712
2,700,000	CVS Caremark Corporation †‡	5.660	9/4/2007	2,700,540
2,800,000	CVS Corporation ~	4.000	9/15/2009	2,709,941
2,100,000	D.R. Horton, Inc. ±	8.000	2/1/2009	2,158,991
2,500,000	DaimlerChrysler North American
	Holdings Corporation †‡	5.886	8/1/2007	2,513,732
1,750,000	Ford Motor Credit Company	6.625	6/16/2008	1,748,819
2,100,000	May Department Stores Company ~	4.800	7/15/2009	2,059,900
4,100,000	Ryland Group, Inc.	5.375	6/1/2008	4,090,304
4,568,732	SLM Private Credit Student Loan Trust †	5.370	9/15/2007	4,569,577
2,000,000	Walmart Stores, Inc.	5.000	4/5/2012	1,958,210

	Total Consumer Cyclical			28,843,271

Consumer Non-Cyclical (2.4%)
2,500,000	Baxter International, Inc. ‡	5.196	2/16/2008	2,496,342
3,500,000	Cadbury Schweppes plc ‡	3.875	10/1/2008	3,426,612
2,000,000	Fortune Brands, Inc.	5.125	1/15/2011	1,951,620
3,500,000	General Mills, Inc.	6.378	10/15/2008	3,523,058
1,950,000	Kroger Company ±	6.375	3/1/2008	1,960,150
2,800,000	Miller Brewing Company ±	4.250	8/15/2008	2,757,717
1,100,000	Safeway, Inc.	6.500	11/15/2008	1,114,105
2,000,000	Wyeth	4.375	3/1/2008	1,984,176

	Total Consumer Non-Cyclical			19,213,780

Energy (2.1%)
2,350,000	Enterprise Products Operating, LP ±	4.000	10/15/2007	2,340,264
1,000,000	Enterprise Products Operating, LP ‡	4.625	10/15/2009	979,424
2,430,000	KeySpan Corporation ±	4.900	5/16/2008	2,417,933
2,900,000	Kinder Morgan Energy Partners, LP ‡	5.350	8/15/2007	2,899,204
2,500,000	Oneok, Inc.	5.510	2/16/2008	2,499,942
2,100,000	Premcor Refining Group, Inc.	6.125	5/1/2011	2,130,948
3,400,000	Sempra Energy	7.950	3/1/2010	3,594,840

	Total Energy			16,862,555

The accompanying Notes to Financial Statements are an integral part of this schedule.

214

Limited Maturity Bond Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (95.4%)	Rate	Date	Value

Financials (15.4%)
$2,000,000	Abbey National plc >‡	6.700%	6/15/2008	$2,019,270
2,000,000	American General Finance Corporation †‡	5.479	7/18/2007	2,001,300
1,400,000	BAC Capital Trust XIV ‡~	5.630	3/15/2012	1,368,892
3,500,000	Bank of New York Co., Inc. ‡	4.250	9/4/2012	3,492,506
2,000,000	Capital One Bank ±‡	4.875	5/15/2008	1,990,804
1,650,000	Capmark Financial Group, Inc. ‡	5.875	5/10/2012	1,628,377
2,250,000	Chubb Corporation ±	4.934	11/16/2007	2,244,672
2,400,000	CIT Group, Inc. ‡	5.200	11/3/2010	2,363,090
700,000	Corestates Capital Trust I	8.000	12/15/2026	725,017
2,400,000	Countrywide Home Loans, Inc. ±	4.125	9/15/2009	2,327,822
2,100,000	Credit Suisse First Boston USA, Inc. †‡	5.490	9/10/2007	2,104,998
2,000,000	Deluxe Corporation ‡	3.500	10/1/2007	1,980,000
1,400,000	Developers Diversified Realty Corporation ‡	4.625	8/1/2010	1,358,594
2,500,000	Donaldson, Lufkin & Jenrette, Inc. ±	6.500	4/1/2008	2,516,308
1,000,000	First Chicago Corporation	6.375	1/30/2009	1,014,336
3,600,000	First Union Corporation	6.300	4/15/2008	3,622,892
2,100,000	General Electric Capital Corporation	5.200	2/1/2011	2,079,943
2,800,000	General Motors Acceptance Corporation	6.875	8/28/2012	2,736,504
2,100,000	Goldman Sachs Group, Inc.	4.500	6/15/2010	2,047,479
2,100,000	Hartford Financial Services Group, Inc. ‡	5.550	8/16/2008	2,101,800
2,800,000	International Lease Finance Corporation	3.300	1/23/2008	2,767,512
2,050,000	International Lease Finance Corporation	5.750	6/15/2011	2,058,571
1,500,000	iSTAR Financial, Inc. ‡	4.875	1/15/2009	1,480,821
1,400,000	iStar Financial, Inc. ‡	5.125	4/1/2011	1,370,326
1,600,000	J.P. Morgan Chase & Company	5.600	6/1/2011	1,603,749
2,100,000	John Hancock Global Funding II ‡	3.750	9/30/2008	2,054,867
2,500,000	KeyCorp ‡	4.700	5/21/2009	2,469,875
3,500,000	Lehman Brothers Holdings E-Capital Trust I †~	6.140	8/20/2007	3,533,271
2,000,000	Lehman Brothers Holdings, Inc.	3.500	8/7/2008	1,958,326
2,000,000	MBNA Europe Funding plc †~	5.460	9/7/2007	2,000,530
1,500,000	Merrill Lynch & Company, Inc. †~	5.685	7/23/2007	1,500,036
2,800,000	Merrill Lynch & Company, Inc. ~	4.000	11/15/2007	2,784,373
3,500,000	Mizuho Preferred Capital Company, LLC ‡	8.790	6/30/2008	3,602,574
1,000,000	Monumental Global Funding II ~	3.850	3/3/2008	989,172
1,400,000	Morgan Stanley Dean Witter & Company ~	6.750	4/15/2011	1,451,556
6,300,000	Nations Bank Capital Trust IV ~	8.250	4/15/2027	6,553,903
2,370,000	Pacific Life Global Funding	3.750	1/15/2009	2,317,244
2,100,000	Popular North America, Inc.	5.200	12/12/2007	2,096,453
2,500,000	Premium Asset Trust †	5.506	7/16/2007	2,503,108
1,400,000	Pricoa Global Funding I	4.350	6/15/2008	1,378,916
2,000,000	Protective Life Secured Trust	4.000	10/7/2009	1,940,034
2,800,000	Residential Capital Corporation †	7.187	7/17/2007	2,787,490
2,400,000	Residential Capital Corporation	6.125	11/21/2008	2,378,095
1,050,000	Residential Capital Corporation	6.000	2/22/2011	1,016,018
3,900,000	Simon Property Group, LP	6.375	11/15/2007	3,910,912
2,400,000	SLM Corporation	4.000	1/15/2009	2,305,985

The accompanying Notes to Financial Statements are an integral part of this schedule.

215

Limited Maturity Bond Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (95.4%)	Rate	Date	Value

Financials — continued
$1,900,000	SLM Corporation	5.400%	10/25/2011	$1,740,220
8,200,000	Societe Generale Real Estate Company, LLC	7.640	9/30/2007	8,239,803
1,725,000	Tokai Preferred Capital Company, LLC	9.980	6/30/2008	1,794,128
1,400,000	UnumProvident Corporation	5.997	5/15/2008	1,402,723
700,000	Wachovia Capital Trust III	5.800	3/15/2011	696,949
1,400,000	Wachovia Corporation	6.375	2/1/2009	1,422,135
1,605,000	Wachovia Corporation	6.150	3/15/2009	1,625,384
1,400,000	Washington Mutual Preferred Funding II	6.895	6/15/2012	1,380,655
2,500,000	Washington Mutual, Inc.	4.000	1/15/2009	2,445,832
2,000,000	Wells Fargo & Company †	5.460	9/17/2007	2,004,236

	Total Financials			125,290,386

Industrials (0.4%)
3,500,000	Precision Castparts Corporation	6.750	12/15/2007	3,516,744

	Total Industrials			3,516,744

Mortgage-Backed Securities (6.2%)
51,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §~	6.000	7/1/2037	50,442,162

	Total Mortgage-Backed Securities			50,442,162

Technology (0.6%)
2,000,000	International Business Machines Corporation ±	4.950	3/22/2011	1,966,732
700,000	Sun Microsystems, Inc.	7.650	8/15/2009	724,928
2,100,000	Xerox Corporation	5.500	5/15/2012	2,063,922

	Total Technology			4,755,582

Transportation (1.2%)
1,375,000	Delta Air Lines, Inc. ‡	7.111	9/18/2011	1,410,750
1,300,000	FedEx Corporation ±	3.500	4/1/2009	1,256,642
3,125,000	Norfolk Southern Corporation ‡	6.200	4/15/2009	3,160,075
2,400,000	Northwest Airlines, Inc.	6.841	4/1/2011	2,433,000
1,150,000	Union Pacific Corporation	6.125	1/15/2012	1,164,964

	Total Transportation			9,425,431

U.S. Government (7.7%)
8,000,000	Federal Home Loan Bank ‡	4.100	6/13/2008	7,912,232
7,000,000	Federal Home Loan Bank *	4.875	2/9/2010	6,944,924
5,500,000	Federal Home Loan Mortgage Corporation ~	3.875	6/15/2008	5,428,049
2,000,000	Federal Home Loan Mortgage Corporation ‡	4.625	8/15/2008	1,985,840
5,000,000	Federal Home Loan Mortgage Corporation ~	4.750	11/3/2009	4,951,090

The accompanying Notes to Financial Statements are an integral part of this schedule.

216

Limited Maturity Bond Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (95.4%)	Rate	Date	Value

U.S. Government — continued
$2,800,000	Federal National Mortgage Association ‡	5.400%	2/1/2008	$2,800,062
4,000,000	Federal National Mortgage Association ‡	4.000	9/2/2008	3,942,760
5,000,000	Federal National Mortgage Association ‡	5.300	2/22/2011	4,973,625
5,000,000	Federal National Mortgage Association ~	5.125	4/15/2011	4,981,865
19,728,360	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	18,937,686

	Total U.S. Government			62,858,133

U.S. Municipals (0.1%)
750,000	Washington State Office of the State Treasurer	4.500	7/1/2007	750,000

	Total U.S. Municipals			750,000

Utilities (4.1%)
2,000,000	Carolina Power & Light, Inc. ±	5.950	3/1/2009	2,016,400
2,500,000	CenterPoint Energy, Inc. ±	5.875	6/1/2008	2,503,215
900,000	Cleveland Electric Illuminating Company ±	7.430	11/1/2009	934,305
3,500,000	Commonwealth Edison Company ‡	3.700	2/1/2008	3,459,288
1,750,000	Dominion Resources, Inc. ±†	5.660	9/28/2007	1,750,402
3,100,000	Dominion Resources, Inc. ±	4.125	2/15/2008	3,074,757
675,000	DPL, Inc.	6.250	5/15/2008	678,919
1,500,000	DTE Energy Company ±	5.630	8/16/2007	1,501,600
2,100,000	Niagara Mohawk Power Corporation ~	7.750	10/1/2008	2,153,294
1,000,000	Pacific Gas & Electric Company ‡	3.600	3/1/2009	970,423
518,230	Power Receivables Finance, LLC	6.290	1/1/2012	523,650
3,000,000	PSEG Funding Trust	5.381	11/16/2007	2,997,327
359,000	Texas-New Mexico Power Company	6.125	6/1/2008	359,615
3,500,000	TXU Energy Company, LLC †	5.860	9/17/2007	3,501,354
2,000,000	Virginia Electric & Power Company	4.500	12/15/2010	1,935,340
5,000,000	Yorkshire Power Finance, Ltd.	6.496	2/25/2008	5,032,280

	Total Utilities			33,392,169

	Total Long-Term Fixed Income (cost $778,940,799)			774,319,912

		Exercise	Expiration
Contracts	Options Purchased (<0.1%)	Price	Date	Value

138	Put on S&P 500 Mini Futures	$1,495	8/17/2007	$180,090
360	Call on U.S. Treasury Bond Futures	106	7/27/2007	140,625
250	Call on U.S. Treasury Bond Futures	107	7/27/2007	31,250

	Total Options Purchased (cost $319,297)			351,965

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (3.2%)	Rate (+)	Date	Value

26,222,500	Thrivent Financial Securities Lending Trust	5.360%	N/A	$26,222,500

	Total Collateral Held for Securities Loaned
	(cost $26,222,500)			26,222,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

217

Limited Maturity Bond Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (9.4%)		Rate (+)	Date	Value

$3,500,000	Barclays US Funding Corporation ‡		5.235%	7/27/2007	$3,486,258
6,500,000	DNB NOR ASA		5.360	7/2/2007	6,498,064
10,075,000	Galaxy Funding, Inc.		5.360	7/2/2007	10,072,000
5,000,000	Kitty Hawk Funding Corporation		5.330	7/9/2007	4,993,338
5,000,000	Old Line Funding Corporation		5.350	7/12/2007	4,991,083
11,000,000	Park Avenue Receivables Corporation		5.380	7/3/2007	10,995,068
3,500,000	Ranger Funding Company, LLC		5.340	7/17/2007	3,491,191
6,000,000	Regency Markets No.1, LLC		5.350	7/9/2007	5,991,975
8,000,000	Society of New York		5.280	8/21/2007	7,938,987
13,194,889	Thrivent Money Market Portfolio		5.050	N/A	13,194,889
4,527,000	Victory Receivables Corporation		5.410	7/5/2007	4,523,598

	Total Short-Term Investments (at amortized cost)				76,176,451

	Total Investments (cost $881,659,047) 108.1%				$877,070,828

	Other Assets and Liabilities, Net (8.1%)				(65,730,949)

	Total Net Assets 100.0%				$811,339,879

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

2-Yr. U.S. Treasury Bond Futures	210	September 2007	$42,827,516	$42,794,065	($33,451)
5-Yr. U.S. Treasury Bond Futures	150	September 2007	15,684,833	15,611,720	(73,113)
10-Yr. Euro-Bund Futures	(33)	September 2007	(3,680,754)	(3,645,561)	35,193
10-Yr. Japanese Treasury Bond Futures	5	September 2007	5,441,947	5,439,043	(2,904)
10-Yr. U.S. Treasury Bond Futures	(600)	September 2007	(63,935,045)	(63,421,878)	513,167

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)

Federal National Mortgage Association	35	$98.95	July 2007	($44,637)	$20,988
Conventional 30-Yr. Pass Through

The accompanying Notes to Financial Statements are an integral part of this schedule.

218

Limited Maturity Bond Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

					Notional
	Fund	Fund	Buy/Sell	Termination	Principal	Unrealized
Swaps and Counterparty	Receives	Pays	Protection	Date	Amount	Gain/(Loss)

Credit Default Swaps
LCDX, N.A. Index Series 8,
5 Year, at 1.20%;	N/A	N/A	Sell	June 2012	$5,200,000	($130,232)
Bank of America, N.A.
LCDX, N.A. Index Series 8,
5 Year, at 1.20%;	N/A	N/A	Sell	June 2012	$5,200,000	($125,458)
J.P. Morgan Chase and Co.

Interest Rate Swaps
Bank of America, N.A. 2 Year	5.275%	3 Month LIBOR	N/A	May 2009	$24,000,000	($37,306)
Bank of America, N.A. 2 Year	5.306%	3 Month LIBOR	N/A	June 2009	$30,000,000	($24,336)

Total Rate of Return Swap
Wachovia Bank, N.A.	Lehman Brothers	1 Month LIBOR	N/A	August 2007	$21,000,000	($274,004)
3 Month	CMBS Aaa 8.5+	Less 0.45%
	Yr Index

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At June 29, 2007, $970,423 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $138,954,423 and $99,892,282 of investments were earmarked as collateral to cover open financial futures and swap contracts, respectively.

~ All or a portion of the security was earmarked as collateral to cover options.

Definitions:

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$405,859
Gross unrealized depreciation	(4,994,078)

Net unrealized appreciation (depreciation)	($4,588,219)
Cost for federal income tax purposes	$881,659,047

The accompanying Notes to Financial Statements are an integral part of this schedule.

219

Mortgage Securities Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (132.7%)	Rate	Date	Value

Asset-Backed Securities (28.2%)
$2,000,000	AmeriCredit Automobile Receivables Trust ±†	5.400%	7/6/2007	$1,999,710
188,529	Countrywide Asset-Backed Certificates ±†	5.400	7/25/2007	188,524
2,000,000	Credit Based Asset Servicing and Securitization, LLC ±†‡~	5.430	7/25/2007	1,999,768
1,410,572	First Horizon ABS Trust ±†	5.480	7/25/2007	1,410,116
1,500,000	Ford Credit Floor Plan Master Owner Trust ±†	5.500	7/15/2007	1,500,344
2,000,000	GMAC Mortgage Corporation Loan Trust ±†	5.410	7/25/2007	2,000,142
390,033	Master Asset-Backed Securities Trust ±†	5.400	7/25/2007	390,094
1,000,000	MBNA Credit Card Master Note Trust ±†	5.430	7/15/2007	1,001,991
921,223	Residential Funding Mortgage Securities II ±†	5.450	7/25/2007	921,291
662,758	SLM Student Loan Trust ±†	5.365	7/25/2007	662,910
2,000,000	Textron Financial Floorplan Master Note Trust ±†	5.440	7/13/2007	2,002,410
982,008	Wachovia Asset Securitization, Inc. ±†	5.460	7/25/2007	982,004

	Total Asset-Backed Securities			15,059,304

Commercial Mortgage-Backed Securities (20.0%)
827,727	Banc of America Mortgage Securities, Inc. ±	4.803	9/25/2035	812,654
67,019	Commercial Mortgage Pass-Through Certificates ±†	5.420	7/15/2007	67,022
124,490	Credit Suisse First Boston Mortgage
	Securities Corporation ±†	5.690	7/25/2007	124,508
735,276	Impac CMB Trust ±†	5.580	7/25/2007	735,575
1,000,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation §^	6.007	7/15/2045	997,891
1,000,000	LB-UBS Commercial Mortgage Trust ±	4.553	7/15/2030	977,044
1,177,907	Merrill Lynch Mortgage Investors, Inc. ±	4.874	6/25/2035	1,164,157
445,593	MLCC Mortgage Investors, Inc. ±†	5.650	7/25/2007	445,945
979,707	National Collegiate Student Loan Trust ±†	5.390	7/25/2007	980,080
1,657,150	Thornburg Mortgage Securities Trust ±†	5.410	7/25/2007	1,653,955
2,000,000	Wachovia Bank Commercial Mortgage Trust ±†	5.440	7/15/2007	1,999,882
764,268	Wells Fargo Mortgage Backed Securities Trust ‡	4.950	3/25/2036	753,605

	Total Commercial Mortgage-Backed Securities			10,712,318

Mortgage-Backed Securities (82.3%)
15,500,000	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through §	6.000	7/1/2037	15,354,688
2,103,014	Federal National Mortgage Association ±	6.000	8/1/2024	2,105,084
27,500,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §~	5.500	7/1/2037	26,520,310

	Total Mortgage-Backed Securities			43,980,082

U.S. Government (2.2%)
100,000	U.S. Treasury Notes	4.875	4/30/2011	99,852
1,096,020	U.S. Treasury Notes, TIPS ±	2.000	7/15/2014	1,052,094

	Total U.S. Government			1,151,946

	Total Long-Term Fixed Income (cost $71,645,137)			70,903,650

The accompanying Notes to Financial Statements are an integral part of this schedule.

220

Mortgage Securities Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

		Exercise	Expiration
Contracts	Options Purchased (<0.1%)	Price	Date	Value

20	Call on U.S. Treasury Bond Futures	$105	8/24/2007	$23,438

	Total Options Purchased (cost $12,863)			23,438

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (48.3%)	Rate (+)	Date	Value

$2,500,000	Aspen Funding Corporation ±~	5.310%	7/12/2007	$2,495,575
2,250,000	Barton Capital Corporation ±	5.300	7/12/2007	2,246,025
2,200,000	Chariot Funding, LLC ±~	5.290	7/16/2007	2,194,828
1,000,000	Fountain Square Commercial Funding ±	5.320	7/3/2007	999,557
2,515,000	Galaxy Funding, Inc.	5.360	7/2/2007	2,514,251
1,000,000	HBOS Treasury Services plc ±	5.300	7/12/2007	998,233
2,500,000	Jupiter Securitization Company, LLC ±	5.290	7/18/2007	2,493,387
1,015,000	Louis Dreyfus Corporation ±	5.290	7/19/2007	1,012,166
2,570,000	MLTC Funding, Inc. ±	5.310	7/24/2007	2,560,902
2,310,000	Mont Blanc Capital Corporation ±	5.300	7/23/2007	2,302,178
2,000,000	Old Line Funding Corporation ±	5.320	7/5/2007	1,998,522
1,500,000	Regency Markets No.1, LLC ±	5.350	7/9/2007	1,497,994
848	Thrivent Money Market Portfolio	5.050	N/A	848
2,500,000	Victory Receivables Corporation ‡	5.310	7/23/2007	2,491,519

	Total Short-Term Investments (at amortized cost)			25,805,985

	Total Investments (cost $97,463,985) 181.0%			$96,733,073

	Other Assets and Liabilities, Net (81.0%)			(43,285,923)

	Total Net Assets 100.0%			$53,447,150

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

5-Yr. U.S. Treasury Bond Futures	25	September 2007	$2,614,139	$2,601,953	($12,186)

The accompanying Notes to Financial Statements are an integral part of this schedule.

221

Mortgage Securities Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)

FNMA Conventional 30-Yr. Pass Through	1.5	$96.34	July 2007	($3,633)	$117
FNMA Conventional 30-Yr. Pass Through	2	96.42	July 2007	(4,219)	0
FNMA Conventional 30-Yr. Pass Through	1.5	96.56	July 2007	(2,050)	1,934

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

‡ At June 29, 2007, $99,852 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $3,445,100 of investments were earmarked as collateral to cover open financial futures contracts.

~ All or a portion of the security was earmarked as collateral to cover options.

Definitions:

TIPS — Treasury Inflation Protected Security

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$32,161
Gross unrealized depreciation	(763,073)

Net unrealized appreciation (depreciation)	($730,912)
Cost for federal income tax purposes	$97,463,985

The accompanying Notes to Financial Statements are an integral part of this schedule.

222

Money Market Portfolio
Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Certificates of Deposit (2.2%)	Rate (+)	Date	Value

$9,450,000	Depfa Bank plc NY	5.330%	7/23/2007	$9,450,000
3,150,000	Depfa Bank plc NY	5.330	8/20/2007	3,150,000
2,500,000	Deutsche Bank AG	5.410	6/9/2008	2,500,000

	Total Certificates of Deposit			15,100,000

Principal		Interest	Maturity
Amount	Commercial Paper (70.3%)	Rate (+)	Date	Value

Asset-Backed Commercial Paper (5.1%)
$9,400,000	Axon Financial Funding, LLC	5.295%	9/13/2007	$9,296,306
7,815,000	Axon Financial Funding, LLC	5.270	10/22/2007	7,684,581
1,560,000	GOVCO, Inc.	5.220	12/20/2007	1,520,867
17,135,000	Tempus Fund, LLC	5.290	9/12/2007	16,948,682

	Total Asset-Backed Commercial Paper			35,450,436

Banking — Domestic (5.5%)
7,626,000	Barclays Bank plc	5.205	10/29/2007	7,492,586
10,055,000	River Fuel Company No. 2, Inc.	5.230	7/31/2007	10,009,716
2,800,000	River Fuel Funding Company No. 3	5.250	7/31/2007	2,787,341
2,210,000	Societe Generale NA	5.155	8/13/2007	2,196,076
2,000,000	Societe Generale NA	5.240	11/26/2007	1,956,624
6,651,000	UBS Finance Corporation	5.180	8/15/2007	6,606,977
6,220,000	UBS Finance Corporation	5.210	8/30/2007	6,165,089
1,100,000	UBS Finance Corporation	5.230	10/23/2007	1,081,622

	Total Banking — Domestic			38,296,031

Banking — Foreign (1.6%)
3,140,000	Bank of Ireland	5.260	8/17/2007	3,117,978
4,710,000	Bank of Ireland	5.180	8/28/2007	4,670,015
3,000,000	DNB NOR ASA	5.330	7/25/2007	2,988,896

	Total Banking — Foreign			10,776,889

Consumer Cyclical (1.3%)
9,360,000	Wal-Mart Funding Corporation	5.250	8/22/2007	9,287,655

	Total Consumer Cyclical			9,287,655

Consumer Non-Cyclical (2.7%)
7,880,000	Catholic Health Initiatives	5.330	7/10/2007	7,880,000
5,300,000	Catholic Health Initiatives	5.310	8/9/2007	5,300,000
4,725,000	Nestle Capital Corporation	5.275	7/18/2007	4,712,537
930,000	Nestle Capital Corporation	5.225	8/10/2007	924,466

	Total Consumer Non-Cyclical			18,817,003

The accompanying Notes to Financial Statements are an integral part of this schedule.

223

Money Market Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Commercial Paper (70.3%)	Rate (+)	Date	Value

Education (9.4%)
$10,213,000	Duke University	5.280%	7/9/2007	$10,199,519
4,670,000	Duke University	5.280	7/10/2007	4,663,150
7,740,000	Northwestern University	5.250	7/9/2007	7,729,841
14,385,000	Northwestern University	5.280	8/8/2007	14,302,718
4,800,000	University of Washington	5.340	8/15/2007	4,800,000
1,580,000	Yale University	5.250	7/9/2007	1,577,927
9,430,000	Yale University	5.280	8/3/2007	9,382,976
12,575,000	Yale University	5.280	8/8/2007	12,503,071

	Total Education			65,159,202

Finance (32.6%)
4,991,000	Barton Capital Corporation	5.330	8/10/2007	4,960,703
5,022,000	Bryant Park Funding, LLC	5.240	7/20/2007	5,007,380
3,665,000	Bryant Park Funding, LLC	5.240	7/25/2007	3,651,663
3,130,000	BTM Capital Corporation	5.275	7/19/2007	3,121,286
9,370,000	BTM Capital Corporation	5.280	7/24/2007	9,337,018
9,380,000	BTM Capital Corporation	5.290	9/20/2007	9,266,976
3,150,000	Charta, LLC	5.440	7/5/2007	3,147,620
9,740,000	Corporate Receivables Corporation	5.300	9/7/2007	9,641,058
6,270,000	Corporate Receivables Corporation	5.270	9/25/2007	6,190,146
1,000,000	Fountain Square Commercial Funding	5.240	8/7/2007	994,469
2,900,000	Fountain Square Commercial Funding	5.250	10/19/2007	2,853,056
3,100,000	Galaxy Funding, Inc.	5.240	7/24/2007	3,089,171
3,120,000	Galaxy Funding, Inc.	5.240	7/25/2007	3,108,646
8,190,000	Galaxy Funding, Inc.	5.240	8/28/2007	8,119,666
6,315,000	General Electric Capital Corporation	5.200	8/13/2007	6,274,865
6,200,000	Grampian Funding, LLC	5.185	11/19/2007	6,073,198
8,115,000	Greyhawk Funding, LLC	5.275	9/27/2007	8,009,172
9,500,000	Greyhawk Funding, LLC	5.285	10/2/2007	9,368,903
3,100,000	HSBC Finance Corporation	5.000	8/31/2007	3,073,306
9,460,000	Liberty Harbour CDO, Inc.	5.265	7/26/2007	9,424,029
5,600,000	Liberty Harbour II CDO, LLC	5.265	7/11/2007	5,590,991
9,400,000	Liberty Harbour II CDO, LLC	5.270	8/20/2007	9,329,821
9,350,000	Liberty Harbour II CDO, LLC	5.260	8/21/2007	9,278,961
6,000,000	NATC California, LLC	5.250	7/13/2007	5,988,625
8,247,000	Nieuw Amsterdam Receivables Corporation	5.280	7/20/2007	8,222,809
1,334,000	Nieuw Amsterdam Receivables Corporation	5.250	8/21/2007	1,323,884
2,800,000	Nieuw Amsterdam Receivables Corporation	5.250	8/28/2007	2,775,908
6,933,000	North Sea Funding, LLC	5.235	7/31/2007	6,901,746
5,710,000	North Sea Funding, LLC	5.210	8/22/2007	5,666,202
1,620,000	North Sea Funding, LLC	5.250	11/15/2007	1,587,398
1,063,000	Park Avenue Receivables Corporation	5.330	8/20/2007	1,054,973
7,900,000	Ranger Funding Company, LLC	5.250	7/25/2007	7,871,198
12,390,000	Solitaire Funding, LLC	5.450	7/2/2007	12,386,249
4,170,000	Surrey Funding Corporation	5.270	9/25/2007	4,116,892
7,875,000	Tempo Finance Corporation	5.265	8/13/2007	7,824,565

The accompanying Notes to Financial Statements are an integral part of this schedule.

224

Money Market Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Commercial Paper (70.3%)	Rate (+)	Date	Value

Finance — continued
$6,260,000	Tempo Finance Corporation	5.250%	8/20/2007	$6,213,441
3,960,000	Tempo Finance Corporation	5.260	9/4/2007	3,921,812
4,429,000	Thames Asset Global Securitization, Inc.	5.250	7/16/2007	4,418,666
7,322,000	Thames Asset Global Securitization, Inc.	5.230	8/28/2007	7,259,240
1,011,000	Yorktown Capital, LLC	5.380	7/20/2007	1,007,978

	Total Finance			227,453,690

Insurance (7.7%)
3,150,000	Aquinas Funding, LLC	5.195	7/6/2007	3,147,272
9,400,000	Aquinas Funding, LLC	5.210	7/9/2007	9,387,757
9,500,000	Aquinas Funding, LLC	5.300	8/28/2007	9,417,482
3,140,000	Aquinas Funding, LLC	5.250	8/30/2007	3,112,067
2,190,000	Curzon Funding, LLC	5.190	11/9/2007	2,148,324
11,050,000	Nyala Funding, LLC	5.260	7/16/2007	11,024,200
9,490,000	Nyala Funding, LLC	5.200	8/15/2007	9,426,945
6,285,000	Nyala Funding, LLC	5.185	11/15/2007	6,160,141

	Total Insurance			53,824,188

U.S. Municipal (4.4%)
8,400,000	Alaska Housing Finance Corporation	5.280	7/30/2007	8,363,040
9,350,000	Alaska Housing Finance Corporation	5.280	7/31/2007	9,307,488
6,100,000	Alaska Housing Finance Corporation	5.280	8/2/2007	6,070,476
4,000,000	Alaska Housing Finance Corporation	5.290	8/30/2007	3,964,146
3,140,000	State of Michigan Industry Regional Authority
	General Obligation Bonds	5.410	10/4/2007	3,140,000

	Total U.S. Municipal			30,845,150

	Total Commercial Paper			489,910,244

		Interest	Maturity
Shares	Other (<0.1%)	Rate (+)	Date	Value

5,000	Barclays Prime Money Market Fund	5.290%	N/A	$5,000

	Total Other			5,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

225

Money Market Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Variable Rate Notes (27.1%) †	Rate (+)	Date	Value

Banking — Domestic (7.3%)
$3,250,000	Bank of New York Company, Inc.	5.320%	7/10/2007	$3,250,000
2,600,000	Bank of New York Company, Inc.	5.380	7/27/2007	2,600,367
6,500,000	Fifth Third Bancorp	5.320	7/23/2007	6,500,000
3,250,000	HSBC USA, Inc.	5.320	7/16/2007	3,250,000
6,310,000	Rabobank Nederland NV/NY	5.320	8/15/2007	6,310,000
6,700,000	Royal Bank of Canada NY	5.310	7/2/2007	6,700,000
6,200,000	Svenska Handelsbanken AB	5.290	7/23/2007	6,200,000
6,320,000	US Trust Company of New York	5.310	7/13/2007	6,320,000
4,136,000	Wells Fargo & Company	5.310	7/3/2007	4,140,990
5,775,000	Wells Fargo & Company	5.330	7/16/2007	5,775,000

	Total Banking — Domestic			51,046,357

Banking — Foreign (6.4%)
3,440,000	Bank of Ireland	5.320	7/20/2007	3,440,000
4,050,000	BNP Paribas SA	5.310	7/26/2007	4,050,000
7,810,000	BNP Paribas SA	5.326	8/7/2007	7,810,000
6,000,000	DNB NOR ASA	5.320	7/25/2007	6,000,000
9,520,000	HBOS Treasury Services plc	5.290	7/9/2007	9,520,000
3,140,000	Royal Bank of Canada	5.290	7/6/2007	3,140,000
4,000,000	Royal Bank of Scotland plc	5.330	7/23/2007	4,000,000
6,320,000	Svenska Handelsbanken AB	5.290	7/13/2007	6,320,000

	Total Banking — Foreign			44,280,000

Basic Industry (1.3%)
9,380,000	BASF Finance Europe NV	5.354	10/22/2007	9,380,000

	Total Basic Industry			9,380,000

Brokerage (2.0%)
4,000,000	Merrill Lynch & Company, Inc.	5.570	7/11/2007	4,000,000
5,000,000	Merrill Lynch & Company, Inc.	5.330	7/16/2007	5,001,238
5,000,000	Merrill Lynch & Company, Inc.	5.300	7/24/2007	5,000,000

	Total Brokerage			14,001,238

Consumer Cyclical (0.9%)
6,240,000	American Honda Finance Corporation	5.330	9/11/2007	6,240,000

	Total Consumer Cyclical			6,240,000

Finance (4.9%)
2,730,000	Kordsa, Inc.	5.350	7/5/2007	2,730,000
15,500,000	Union Hamilton Special Funding, LLC	5.360	9/21/2007	15,500,000
15,720,000	Union Hamilton Special Funding, LLC	5.360	9/28/2007	15,720,000

	Total Finance			33,950,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

226

Money Market Portfolio

Schedule of Investments as of June 29, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Variable Rate Notes (27.1%) †	Rate (+)	Date	Value

Insurance (3.0%)
$5,675,000	Allstate Life Global Funding II	5.390%	7/9/2007	$5,675,000
5,775,000	Allstate Life Global Funding II	5.360	7/16/2007	5,775,000
9,440,000	ING Verzekeringen NV	5.290	7/5/2007	9,440,000

	Total Insurance			20,890,000

U.S. Municipal (1.3%)
2,300,000	Illinois Student Assistance Commission
	Student Loan Revenue Bonds	5.350	7/4/2007	2,300,000
3,000,000	Ohio State Air Quality Development Authority
	Revenue Bonds (Columbus and Southern) (Series B)	5.350	7/4/2007	3,000,000
3,900,000	Michigan State Housing Development
	Authority Revenue Bonds (Series D)	5.350	7/5/2007	3,900,000

	Total U.S. Municipal			9,200,000

	Total Variable Rate Notes			188,987,595

	Total Investments (at amortized cost) 99.6%			$694,002,839

	Other Assets and Liabilities, Net 0.4%			2,760,921

	Total Net Assets 100.0%			$696,763,760

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

Cost for federal income tax purposes	$694,002,839

The accompanying Notes to Financial Statements are an integral part of this schedule.

227

Thrivent Series Fund, Inc.							Thrivent Series Fund, Inc.

Statement of Assets and Liabilities						Statement of Assets and Liabilities – continued

		Moderately		Moderately		Partner	Partner
	Aggressive	Aggressive	Moderate	Conservative		Small Cap	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap
	Allocation	Allocation	Allocation	Allocation	Technology	Growth	Value	Stock	Index	Growth	Growth
As of June 29, 2007 (unaudited)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio II

Assets
Investments at cost	$400,153,518	$1,392,599,460	$1,671,253,904	$572,382,459	$57,552,447	$201,375,758	$150,833,516	$321,153,274	$277,587,506	$566,615,116	$30,061,198
Investments in securities at market value	—	—	—	—	51,020,478	167,282,179	179,066,935	395,147,523	415,818,546	654,802,991	31,201,099
Investments in affiliates at market value	442,132,714	1,497,913,714	1,763,389,843	593,457,796	13,814,225	51,620,879	6,694,041	1,783,280	15,082,477	6,655,438	4,608,441

Investments at Market Value	442,132,714	1,497,913,714	1,763,389,843	593,457,796	64,834,703	218,903,058	185,760,976	396,930,803	430,901,023	661,458,429	35,809,540

Cash	—	—	—	—	337	8,588	—	—	9,720	—	—
Dividends and interest receivable	—	—	—	—	3,947	29,722	85,088	370,368	357,961	232,233	11,393
Prepaid expenses	4,592	8,773	9,906	5,160	3,014	3,319	3,616	4,811	4,795	5,812	2,917
Receivable for investments sold	—	—	—	—	—	1,406,674	531,276	7,285,806	—	10,544,206	516,275
Receivable for fund shares sold	614,694	2,254,782	2,488,178	504,291	29,001	113,220	135,442	226,701	40,544	89,185	64,050

Total Assets	442,752,000	1,500,177,269	1,765,887,927	593,967,247	64,871,002	220,464,581	186,516,398	404,818,489	431,314,043	672,329,865	36,404,175

Liabilities
Accrued expenses	14,246	19,205	20,730	14,870	14,285	17,931	19,305	35,106	47,990	45,494	13,670
Payable for investments purchased	577,059	2,017,410	2,368,971	422,994	—	23,844,010	57,458	4,696,598	—	—	—
Payable upon return of collateral for securities loaned	—	—	—	—	11,926,925	44,049,755	—	117,802	179,231	3,726,929	4,125,807
Payable for fund shares redeemed	37,635	237,372	119,207	81,297	28,134	21,511	46,476	164,837	290,907	364,484	2,890
Payable for variation margin	—	—	—	—	—	—	—	—	57,600	—	—
Payable to affiliate	62,653	191,748	223,401	81,739	32,233	95,516	125,029	246,686	121,317	228,995	10,871

Total Liabilities	691,593	2,465,735	2,732,309	600,900	12,001,577	68,028,723	248,268	5,261,029	697,045	4,365,902	4,153,238

Net Assets
Capital stock (beneficial interest)	383,103,530	1,336,345,689	1,609,595,453	554,911,229	40,466,177	129,611,209	145,734,242	301,384,978	245,565,116	548,249,162	23,438,846
Accumulated undistributed net investment income/(loss)	3,704,247	17,265,297	25,213,001	9,658,912	(59,161)	(254,701)	810,257	1,669,026	2,630,151	874,189	10,180
Accumulated undistributed net realized gain/(loss)	13,273,434	38,786,294	36,211,225	7,720,869	5,180,153	5,552,050	4,796,171	20,725,927	29,389,894	23,997,299	3,053,569
Net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—	7,282,256	17,527,300	34,927,460	75,777,529	153,313,517	94,843,313	5,748,342
Affiliated investments	41,979,196	105,314,254	92,135,939	21,075,337	—	—	—	—	—	—	—
Futures contracts	—	—	—	—	—	—	—	—	(281,680)	—	—

Total Net Assets	$442,060,407	$1,497,711,534	$1,763,155,618	$593,366,347	$52,869,425	$152,435,858	$186,268,130	$399,557,460	$430,616,998	$667,963,963	$32,250,937

Shares of beneficial interest outstanding	31,526,792	111,855,815	139,184,793	49,856,931	6,467,336	10,830,551	9,256,271	25,251,679	20,580,257	34,615,856	2,949,952
Net asset value per share	$14.02	$13.39	$12.67	$11.90	$8.17	$14.07	$20.12	$15.82	$20.92	$19.30	$10.93

The accompanying Notes to Financial Statements are an integral part of this statement.	The accompanying Notes to Financial Statements are an integral part of this statement.

228	229

Thrivent Series Fund, Inc.							Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued						Statement of Assets and Liabilities – continued

	Partner			Partner				Partner
	Mid Cap	Mid Cap	Mid Cap	International	Partner	Large Cap	Large Cap	Growth	Large Cap	Large Cap	Large Cap
	Value	Stock	Index	Stock	All Cap	Growth	Growth	Stock	Value	Stock	Index
As of June 29, 2007 (unaudited)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio II	Portfolio	Portfolio	Portfolio	Portfolio

Assets
Investments at cost	$80,924,828	$343,447,883	$116,521,042	$1,234,176,263	$93,145,389	$2,441,465,518	$29,742,261	$99,801,298	$855,354,785	$999,950,389	$539,510,371
Investments in securities at market value	79,036,500	382,204,786	165,338,195	1,471,450,943	104,539,330	2,478,081,503	33,910,902	119,867,618	950,181,047	1,030,909,203	704,419,369
Investments in affiliates at market value	10,463,134	2,423,827	780,712	27,246,371	5,555,157	283,546,884	918,458	10,503,492	57,990,308	79,068,693	29,337,407

Investments at Market Value	89,499,634	384,628,613	166,118,907	1,498,697,314	110,094,487	2,761,628,387	34,829,360	130,371,110	1,008,171,355	1,109,977,896	733,756,776

Cash	—	—	—	767,898(a)	—	6,307	17	1(b)	5,925	4,656	—
Dividends and interest receivable	96,688	222,417	83,597	3,726,257	103,272	1,661,893	23,314	80,037	1,069,680	803,474	760,782
Prepaid expenses	3,098	4,662	3,538	9,488	3,239	13,668	2,934	3,317	6,649	6,860	6,047
Receivable for investments sold	2,659,598	3,043,492	650,358	6,444,411	1,833,964	63,759,568	918,275	1,074,103	4,514,509	24,995,162	450,898
Receivable for fund shares sold	129,380	212,253	2,205	797,792	103,974	918,003	2,065	15,227	606,290	688,657	44,811
Receivable for forward contracts	—	—	—	6,596,549	—	—	—	42,986	—	—	—

Total Assets	92,388,398	388,111,437	166,858,605	1,517,039,709	112,138,936	2,827,987,826	35,775,965	131,586,781	1,014,374,408	1,136,476,705	735,019,314

Liabilities
Accrued expenses	17,995	29,734	22,399	126,704	14,763	175,529	16,374	17,849	40,929	51,760	73,349
Payable for investments purchased	2,033,744	398,119	467,187	21,911,674	1,265,042	87,794,752	1,046,385	928,049	33,947,004	78,803,953	1,014,031
Payable upon return of collateral for securities loaned	9,421,800	—	—	8,996,919	4,905,975	275,420,330	560,250	7,802,130	44,034,950	62,311,825	27,998,850
Payable for fund shares redeemed	44,282	141,095	95,242	527,811	22,306	660,378	28,764	207,761	394,529	482,689	317,034
Payable for forward contracts	—	—	—	6,661,833	—	—	—	42,881	—	—	—
Payable for variation margin	—	—	1,673	—	—	—	—	—	—	23,850	1,580
Payable to affiliate	50,751	240,183	50,523	910,348	65,213	832,678	11,690	70,573	450,080	484,611	187,594

Total Liabilities	11,568,572	809,131	637,024	39,135,289	6,273,299	364,883,667	1,663,463	9,069,243	78,867,492	142,158,688	29,592,438

Net Assets
Capital stock (beneficial interest)	68,646,050	320,349,915	110,186,631	1,076,245,910	82,813,032	3,131,127,930	25,975,881	85,967,055	751,912,105	819,599,997	488,639,505
Accumulated undistributed net investment income/(loss)	357,225	1,732,048	1,273,120	10,269,272	277,374	6,938,023	60,963	395,753	6,708,322	6,519,837	5,713,385
Accumulated undistributed net realized gain/(loss)	3,241,745	24,039,613	5,187,681	126,872,168	5,826,133	(995,124,663)	2,988,559	5,585,693	24,069,919	58,316,691	16,871,111
Net unrealized appreciation/(depreciation) on:
Investments	8,574,806	41,180,730	49,597,865	264,521,051	16,949,098	320,162,869	5,087,099	30,569,812	152,816,570	110,027,507	194,246,405
Futures contracts	—	—	(23,716)	—	—	—	—	—	—	(146,015)	(43,530)
Foreign currency forward contracts	—	—	—	(65,284)	—	—	—	105	—	—	—
Foreign currency transactions	—	—	—	61,303	—	—	—	(880)	—	—	—

Total Net Assets	$80,819,826	$387,302,306	$166,221,581	$1,477,904,420	$105,865,637	$2,463,104,159	$34,112,502	$122,517,538	$935,506,916	$994,318,017	$705,426,876

Shares of beneficial interest outstanding	5,662,716	28,116,133	10,536,882	85,538,341	8,799,126	136,489,644	3,049,352	9,106,139	67,959,427	90,775,238	27,603,028

Net asset value per share	$14.27	$13.78	$15.78	$17.28	$12.03	$18.05	$11.19	$13.45	$13.77	$10.95	$25.56

(a) Includes foreign currency holdings of $763,128 (cost $767,242)
(b) Includes foreign currency holdings of $1 (cost $1)

The accompanying Notes to Financial Statements are an integral part of this statement.	The accompanying Notes to Financial Statements are an integral part of this statement.

230	231

Thrivent Series Fund, Inc.							Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued						Statement of Assets and Liabilities – continued

	Real Estate			Diversified			Limited	Mortgage	Money
	Securities	Balanced	High Yield	Income Plus	Income	Bond Index	Maturity	Securities	Market
As of June 29, 2007 (unaudited)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Bond Portfolio	Portfolio	Portfolio

Assets
Investments at cost	$363,376,443	$503,263,316	$675,185,811	$156,865,223	$1,572,620,248	$337,644,937	$881,659,047	$97,463,985	$694,002,839
Investments in securities at market value	321,204,897	560,251,119	665,946,218	140,457,483	1,489,564,104	279,818,362	837,653,439	96,732,225	694,002,839
Investments in affiliates at market value	114,012,920	51,079,481	5,172,087	15,630,353	67,803,455	54,609,227	39,417,389	848	—

Investments at Market Value	435,217,817	611,330,600	671,118,305	156,087,836	1,557,367,559	334,427,589	877,070,828	96,733,073	694,002,839

Cash	—	—	—	8,754	—	—	1,216	3,149	5,592
Dividends and interest receivable	975,658	1,863,580	12,080,121	1,135,508	10,908,171	1,883,824	5,568,917	73,653	1,008,919
Prepaid expenses	4,488	5,299	6,779	3,393	8,136	3,852	6,170	3,036	5,632
Receivable for investments sold	393,261	24,880	4,070,930	67,004	3,671,952	329,459	10,984,784	1,320,117	—
Receivable for fund shares sold	110,322	5,483	66,285	145,319	963,632	389,184	599,286	754	16,913,893
Swap agreements, at value	—	—	1,258,715	34,130	—	—	—	—	—
Receivable for forward contracts	300,367	—	—	—	—	—	—	—	—
Receivable for variation margin	—	—	—	—	71,063	—	—	7,813	—

Total Assets	437,001,913	613,229,842	688,601,135	157,481,944	1,572,990,513	337,033,908	894,231,201	98,141,595	711,936,875

Liabilities
Accrued expenses	24,570	71,509	50,489	19,951	59,686	31,738	36,890	14,135	35,291
Notes payable and other debt	—	13,732	—	—	62,636	14,021	—	—	—
Payable for investments purchased	5,578,192	49,885,453	11,379,011	4,847,046	203,037,851	68,880,691	55,529,474	44,551,200	—
Payable upon return of collateral for securities loaned	97,694,770	34,577,994	4,363,365	9,700,875	54,624,063	46,054,281	26,222,500	—	—
Payable for fund shares redeemed	566,502	313,698	332,195	5,576	329,979	257,833	104,250	88,788	14,964,567
Payable for forward contracts	297,243	—	—	—	—	—	—	—	—
Open options written, at value	—	—	—	5,739	77,991	—	44,637	9,902	—
Swap agreements, at value	—	—	660,902	121,465	1,320,038	—	519,748	—	—
Payable for variation margin	—	7,650	—	2,180	—	—	164,021	—	—
Payable to affiliate	220,730	146,728	266,560	46,965	410,509	64,809	258,513	22,592	173,257
Mortgage dollar roll deferred revenue	—	6,277	—	—	21,289	9,811	11,289	7,828	—

Total Liabilities	104,382,007	85,023,041	17,052,522	14,749,797	259,944,042	115,313,184	82,891,322	44,694,445	15,173,115
Net Assets
Capital stock (beneficial interest)	242,531,517	418,955,429	1,559,854,467	147,226,695	1,338,727,112	230,674,438	819,957,781	56,203,744	696,763,760
Accumulated undistributed net investment income/(loss)	3,679,978	7,475,695	2,561,728	3,494,014	1,574,059	8,075	448,908	50,562	—
Accumulated undistributed net realized gain/(loss)	14,568,639	(6,136,609)	(886,944,309)	(7,101,133)	(11,250,558)	(5,744,441)	(4,346,960)	(2,066,109)	—
Net unrealized appreciation/(depreciation) on:
Investments	71,841,374	108,067,284	(4,067,506)	(777,387)	(15,252,689)	(3,217,348)	(4,588,219)	(730,912)	—
Written option contracts	—	—	—	2,698	46,618	—	20,988	2,051	—
Futures contracts	—	(154,998)	—	(13,566)	393,022	—	438,892	(12,186)	—
Swap agreements	—	—	144,233	(99,174)	(1,190,607)	—	(591,335)	—	—
Foreign currency forward contracts	3,124	—	—	—	—	—	—	—	—
Foreign currency transactions	(4,726)	—	—	—	(486)	—	(176)	—	—

Total Net Assets	$332,619,906	$528,206,801	$671,548,613	$142,732,147	$1,313,046,471	$221,720,724	$811,339,879	$53,447,150	$696,763,760

Shares of beneficial interest outstanding	16,620,721	30,984,475	133,176,771	20,036,289	135,010,638	22,047,993	82,119,277	5,608,820	696,763,760

Net asset value per share	$20.01	$17.05	$5.04	$7.12	$9.73	$10.06	$9.88	$9.53	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.	The accompanying Notes to Financial Statements are an integral part of this statement.

232	233

Thrivent Series Fund, Inc.							Thrivent Series Fund, Inc.

Statement of Operations							Statement of Operations – continued

		Moderately		Moderately		Partner	Partner
	Aggressive	Aggressive	Moderate	Conservative		Small Cap	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap
For the six months ended	Allocation	Allocation	Allocation	Allocation	Technology	Growth	Value	Stock	Index	Growth	Growth
June 29, 2007 (unaudited)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio II

Investment Income
Dividends	$—	$—	$—	$—	$126,307	$201,598	$1,209,468	$2,327,210	$2,783,831	$1,634,598	$78,886
Taxable interest	—	—	—	—	6,363	62,753	1,904	480,708	59,784	201,905	—
Income from securities loaned	—	—	—	—	8,433	46,704	41,965	130,537	193,125	276,174	13,357
Income from affiliated investments	3,881,922	17,831,337	26,022,214	10,065,597	32,859	47,744	166,507	305,634	138,977	280,689	17,335
Foreign dividend tax withholding	—	—	—	—	(5,886)	—	—	—	(811)	(3,701)	(177)

Total Investment Income	3,881,922	17,831,337	26,022,214	10,065,597	168,076	358,799	1,419,844	3,244,089	3,174,906	2,389,665	109,401

Expenses
Adviser fees	289,918	856,954	1,003,668	375,906	194,847	247,879	178,222	1,443,513	706,202	1,309,573	140,987
Sub-Adviser fees	—	—	—	—	—	337,151	534,666	—	—	—	—
Accounting and pricing fees	13,998	16,002	30,498	26,502	9,558	13,424	13,893	19,978	24,284	28,535	9,534
Administrative service fees	57,984	190,874	226,086	75,872	7,794	17,551	26,733	64,348	64,456	98,218	4,700
Audit and legal fees	8,194	13,171	14,679	8,885	6,280	6,650	7,033	8,657	8,862	10,301	6,132
Custody fees	1,973	1,973	1,973	1,973	389	16,828	8,165	21,067	22,761	13,423	5,346
Insurance expenses	2,864	5,228	5,938	3,210	1,960	2,140	2,329	3,163	3,248	3,986	1,893
Printing and postage expenses	591	1,947	2,291	763	76	175	264	640	612	921	42
Directors’ fees	1,863	1,863	1,863	1,863	1,736	1,923	4,305	8,121	9,252	11,716	1,912
Other expenses	3,790	4,488	4,670	3,954	3,544	4,051	4,167	4,892	5,290	5,940	4,044

Total Expenses Before Reimbursement	381,175	1,092,500	1,291,666	498,928	226,184	647,772	779,777	1,574,379	844,967	1,482,613	174,590

Less:
Reimbursement from adviser	(205,346)	(528,306)	(484,299)	(94,089)	(2,597)	(62,231)	(13,358)	(24,228)	(8,723)	(22,666)	(79,722)
Custody earnings credit	—	—	—	—	(9)	(466)	(1,473)	(1,175)	(4,272)	(310)	(3)

Total Net Expenses	175,829	564,194	807,367	404,839	223,578	585,075	764,946	1,548,976	831,972	1,459,637	94,865

Net Investment Income/(Loss)	3,706,093	17,267,143	25,214,847	9,660,758	(55,502)	(226,276)	654,898	1,695,113	2,342,934	930,028	14,536
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	—	—	—	—	5,885,791	6,248,083	5,040,780	22,239,816	32,663,269	69,354,605	3,133,638
Affiliated investments	1,573,522	5,030,759	8,146,582	1,150,565	—	—	—	—	—	—	—
Distributions of realized capital gains from
affiliated investments	11,700,014	33,763,662	28,074,498	6,572,702	—	—	—	—	—	—	—
Futures contracts	—	—	—	—	—	—	—	393,428	180,125	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—	(745,825)	5,100,120	7,861,215	10,936,648	(14,295)	20,367,935	1,197,928
Affiliated investments	15,714,022	29,819,227	17,877,719	2,503,161	—	—	—	—	—	—	—
Futures contracts	—	—	—	—	—	—	—	—	(267,720)	—	—

Net Realized and Unrealized Gains/(Losses)	28,987,558	68,613,648	54,098,799	10,226,428	5,139,966	11,348,203	12,901,995	33,569,892	32,561,379	89,722,540	4,331,566

Net Increase/(Decrease) in Net Assets Resulting

From Operations	$32,693,651	$85,880,791	$79,313,646	$19,887,186	$5,084,464	$11,121,927	$13,556,893	$35,265,005	$34,904,313	$90,652,568	$4,346,102

The accompanying Notes to Financial Statements are an integral part of this statement.	The accompanying Notes to Financial Statements are an integral part of this statement.

234	235

Thrivent Series Fund, Inc.							Thrivent Series Fund, Inc.

Statement of Operations – continued							Statement of Operations – continued

	Partner			Partner				Partner
	Mid Cap	Mid Cap	Mid Cap	International	Partner	Large Cap	Large Cap	Growth	Large Cap	Large Cap	Large Cap
For the six months ended	Value	Stock	Index	Stock	All Cap	Growth	Growth	Stock	Value	Stock	Index
June 29, 2007 (unaudited)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio II	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income
Dividends	$590,410	$2,228,799	$1,365,467	$23,370,121	$657,680	$11,131,689	$164,955	$812,748	$8,730,095	$7,930,760	$6,658,802
Taxable interest	9,274	333,896	7,773	1,014,110	—	919,773	—	1	409,604	1,210,535	59,779
Income from securities loaned	6,089	50,924	27,683	674,106	8,436	121,296	3,413	10,717	61,492	13,027	23,515
Income from affiliated investments	65,062	328,955	65,095	178,073	32,785	276,180	9,249	72,116	256,243	314,322	140,884
Foreign dividend tax withholding	(66)	—	—	(2,297,930)	—	(151,021)	(2,214)	(32,883)	(101,024)	(68,353)	—

Total Investment Income	670,769	2,942,574	1,466,018	22,938,480	698,901	12,297,917	175,403	862,699	9,356,410	9,400,291	6,882,980

Expenses
Adviser fees	86,977	1,353,821	285,325	3,114,679	175,132	4,699,231	138,382	235,770	2,491,051	2,691,821	1,066,431
Sub-Adviser fees	173,954	—	—	2,593,315	298,773	—	—	235,770	—	—	—
Accounting and pricing fees	10,680	16,885	14,729	65,044	10,690	73,545	9,549	12,488	26,305	28,613	30,759
Administrative service fees	10,437	60,208	24,456	213,605	14,965	352,442	5,189	17,683	124,553	131,696	105,780
Audit and legal fees	6,911	8,400	7,007	15,571	6,575	21,553	6,161	6,713	11,123	11,505	10,788
Custody fees	20,097	17,043	5,120	194,458	7,122	46,767	14,504	10,377	16,095	27,202	25,550
Insurance expenses	1,976	2,996	2,329	6,236	2,105	9,441	1,905	2,169	4,302	4,499	4,165
Printing and postage expenses	107	588	224	2,076	144	3,337	49	168	1,217	1,280	996
Directors’ fees	1,863	7,361	4,369	21,595	1,928	39,322	1,916	2,096	13,184	14,260	14,573
Other expenses	3,931	4,719	4,365	6,802	4,062	10,445	4,052	4,130	5,644	5,883	6,082

Total Expenses Before Reimbursement	316,933	1,472,021	347,924	6,233,381	521,496	5,256,083	181,707	527,364	2,693,474	2,916,759	1,265,124

Less:
Reimbursement from adviser	(5,150)	(26,135)	(4,585)	(381,743)	(102,370)	(22,104)	(69,953)	(64,574)	(20,340)	(24,900)	(8,692)
Custody earnings credit	(85)	(68)	(463)	(1,094)	(75)	(137)	(17)	(146)	(1,631)	(829)	(995)

Total Net Expenses	311,698	1,445,818	342,876	5,850,544	419,051	5,233,842	111,737	462,644	2,671,503	2,891,030	1,255,437

Net Investment Income/(Loss)	359,071	1,496,756	1,123,142	17,087,936	279,850	7,064,075	63,666	400,055	6,684,907	6,509,261	5,627,543
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	3,439,621	25,036,027	7,117,462	147,585,648	5,913,656	197,007,105	3,102,562	6,162,474	25,532,302	59,488,246	22,273,527
Written option contracts	—	—	—	—	—	854,936	13,427	—	—	—	—
Futures contracts	—	—	208,593	—	—	—	—	—	—	3,124,023	462,030
Foreign currency transactions	—	—	—	(487,501)	—	—	—	(5,710)	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	2,286,695	13,457,519	9,750,865	(18,167,029)	4,734,755	17,373	(159,000)	3,160,319	28,690,053	(10,487,997)	18,401,805
Futures contracts	—	—	30,744	—	—	—	—	—	—	(107,955)	(66,875)
Foreign currency forward contracts	—	—	—	(64,900)	—	—	—	573	—	—	—
Foreign currency transactions	—	—	—	37,260	—	—	—	(1,045)	—	—	—

Net Realized and Unrealized Gains/(Losses)	5,726,316	38,493,546	17,107,664	128,903,478	10,648,411	197,879,414	2,956,989	9,316,611	54,222,355	52,016,317	41,070,487

Net Increase/(Decrease) in Net Assets Resulting

From Operations	$6,085,387	$39,990,302	$18,230,806	$145,991,414	$10,928,261	$204,943,489	$3,020,655	$9,716,666	$60,907,262	$58,525,578	$46,698,030

The accompanying Notes to Financial Statements are an integral part of this statement.	The accompanying Notes to Financial Statements are an integral part of this statement.

236	237

Thrivent Series Fund, Inc.							Thrivent Series Fund, Inc.

Statement of Operations – continued							Statement of Operations – continued

	Real Estate			Diversified			Limited	Mortgage	Money
For the six months ended	Securities	Balanced	High Yield	Income Plus	Income	Bond Index	Maturity	Securities	Market
June 29, 2007 (unaudited)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Bond Portfolio	Portfolio	Portfolio

Investment Income
Dividends	$4,735,204	$3,303,400	$364,316	$1,229,957	$—	$—	$—	$—	$—
Taxable interest	10,878	4,769,753	34,300,982	2,439,205	32,817,298	5,595,041	18,558,774	1,498,503	16,348,936
Income from mortgage dollar rolls	—	70,915	—	2,031	296,016	113,994	126,758	84,740	—
Income from securities loaned	27,050	18,671	148,836	40,782	36,330	23,667	7,966	—	—
Income from affiliated investments	229,435	321,017	312,963	133,592	362,293	217,007	287,883	21	—
Foreign dividend tax withholding	(15,578)	—	—	—	—	—	—	—	—

Total Investment Income	4,986,989	8,483,756	35,127,097	3,845,567	33,511,937	5,949,709	18,981,381	1,583,264	16,348,936

Expenses
Adviser fees	1,433,570	870,873	1,665,355	256,754	2,261,068	396,829	1,425,267	137,720	1,214,148
Accounting and pricing fees	17,558	36,305	39,770	20,048	45,135	23,389	30,168	12,153	25,582
Administrative service fees	53,759	80,923	124,902	19,257	169,580	34,014	106,895	8,263	91,061
Audit and legal fees	8,496	9,701	11,604	6,653	13,196	7,507	10,403	6,310	9,684
Custody fees	11,459	38,232	13,398	14,387	17,654	9,415	13,808	4,443	11,318
Insurance expenses	2,951	3,667	4,633	2,153	5,406	2,586	3,965	1,982	3,681
Printing and postage expenses	546	745	1,173	189	1,569	310	1,018	78	883
Directors’ fees	7,089	12,289	14,238	2,245	17,860	5,826	11,366	1,951	10,302
Other expenses	6,762	5,701	5,524	4,277	5,690	3,631	4,440	3,167	4,307

Total Expenses Before Reimbursement	1,542,190	1,058,436	1,880,597	325,963	2,537,158	483,507	1,607,330	176,067	1,370,966

Less:
Reimbursement from adviser	(18,092)	(20,753)	(24,950)	(10,520)	(28,866)	(15,236)	(22,922)	(2)	(303,537)
Custody earnings credit	(2,138)	(2,020)	(7,989)	(2,572)	(5,052)	(1,121)	(3,841)	(469)	(737)

Total Net Expenses	1,521,960	1,035,663	1,847,658	312,871	2,503,240	467,150	1,580,567	175,596	1,066,692

Net Investment Income/(Loss)	3,465,029	7,448,093	33,279,439	3,532,696	31,008,697	5,482,559	17,400,814	1,407,668	15,282,244

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	15,346,421	11,496,267	12,182,635	3,288,135	571,032	(39,001)	(691,711)	(110,706)	—
Written option contracts	—	—	—	—	197,266	—	80,664	29,219	—
Futures contracts	—	712,141	108,659	160,581	1,371,787	—	306,700	(31,402)	—
Foreign currency transactions	(10,675)	—	—	—	(1,655)	—	(513)	—	—
Swap agreements	—	—	(87,942)	(100,405)	(458,958)	—	(399,535)	(50,488)	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(40,273,194)	6,060,552	(20,852,702)	(5,951,003)	(21,720,784)	(3,628,115)	(2,459,779)	(907,615)	—
Written option contracts	—	—	—	2,698	46,618	—	20,988	2,051	—
Futures contracts	—	(189,508)	—	(44,435)	214,464	—	380,167	(12,186)	—
Foreign currency forward contracts	3,124	—	—	—	—	—	—	—	—
Foreign currency transactions	(4,726)	—	—	—	185	—	227	—	—
Swap agreements	—	—	144,233	(99,174)	(1,218,937)	—	(601,645)	—	—

Net Realized and Unrealized Gains/(Losses)	(24,939,050)	18,079,452	(8,505,117)	(2,743,603)	(20,998,982)	(3,667,116)	(3,364,437)	(1,081,127)	—

Net Increase/(Decrease) in Net Assets Resulting

From Operations	$(21,474,021)	$25,527,545	$24,774,322	$789,093	$10,009,715	$1,815,443	$14,036,377	$326,541	$15,282,244

The accompanying Notes to Financial Statements are an integral part of this statement.	The accompanying Notes to Financial Statements are an integral part of this statement.

238	239

Thrivent Series Fund, Inc.							Thrivent Series Fund, Inc.

Statement of Changes in Net Assets						Statement of Changes in Net Assets – continued

	Aggressive Allocation		Moderately Aggressive		Moderate Allocation		Moderately Conservative		Technology		Partner Small Cap
	Portfolio		Allocation Portfolio		Portfolio		Allocation Portfolio		Portfolio		Growth Portfolio

	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006
For the periods ended	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)

Operations
Net investment income/(loss)	$3,706,093	$1,876,282	$17,267,143	$10,290,713	$25,214,847	$18,313,918	$9,660,758	$8,576,523	$(55,502)	$(125,845)	$(226,276)	$(385,962)
Net realized gains/(losses) on:
Investments	—	—	—	—	—	—	—	—	5,885,791	1,226,671	6,248,083	6,930,764
Affiliated investments	1,573,522	472,927	5,030,759	2,107,242	8,146,582	4,194,101	1,150,565	2,072,132	—	—	—	—
Distributions of realized capital gains from affiliated investments	11,700,014	1,885,375	33,763,662	5,090,802	28,074,498	7,157,572	6,572,702	2,072,722	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—	—	—	—	—	(745,825)	548,896	5,100,120	3,145,234
Affiliated investments	15,714,022	23,353,619	29,819,227	67,274,310	17,877,719	63,964,841	2,503,161	15,565,217	—	—	—	—

Net Change in Net Assets Resulting

From Operations	32,693,651	27,588,203	85,880,791	84,763,067	79,313,646	93,630,432	19,887,186	28,286,594	5,084,464	1,649,722	11,121,927	9,690,036

Distributions to Shareholders
From net investment income	(2,527,875)	(254)	(11,999,419)	(8,356)	(20,474,750)	(10,934)	(9,226,416)	(9,026)	—	—	—	—
From net realized gains	(1,708,150)	(451)	(5,496,139)	—	(9,193,702)	—	(3,496,569)	—	(1,732,497)	(804,350)	(6,970,287)	(306,119)

Total Distributions to Shareholders	(4,236,025)	(705)	(17,495,558)	(8,356)	(29,668,452)	(10,934)	(12,722,985)	(9,026)	(1,732,497)	(804,350)	(6,970,287)	(306,119)

Capital Stock Transactions	79,982,366	234,228,998	365,505,829	740,970,279	439,474,915	849,257,149	151,267,910	259,923,468	(3,836,658)	(7,318,944)	40,839,197	33,314,554

Net Increase/(Decrease) in Net Assets	108,439,992	261,816,496	433,891,062	825,724,990	489,120,109	942,876,647	158,432,111	288,201,036	(484,691)	(6,473,572)	44,990,837	42,698,471

Net Assets, Beginning of Period	333,620,415	71,803,919	1,063,820,472	238,095,482	1,274,035,509	331,158,862	434,934,236	146,733,200	53,354,116	59,827,688	107,445,021	64,746,550

Net Assets, End of Period	$442,060,407	$333,620,415	$1,497,711,534	$1,063,820,472	$1,763,155,618	$1,274,035,509	$593,366,347	$434,934,236	$52,869,425	$53,354,116	$152,435,858	$107,445,021

	Partner Small Cap		Small Cap Stock		Small Cap Index		Mid Cap Growth		Mid Cap Growth		Partner Mid Cap
	Value Portfolio		Portfolio		Portfolio		Portfolio		Portfolio II		Value Portfolio

	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006
For the periods ended	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)

Operations
Net investment income/(loss)	$654,898	$731,308	$1,695,113	$1,240,608	$2,342,934	$3,287,951	$930,028	$2,845,528	$14,536	$152,804	$359,071	$433,414
Net realized gains/(losses) on:
Investments	5,040,780	8,563,335	22,239,816	21,926,259	32,663,269	42,948,546	69,354,605	118,155,298	3,133,638	5,085,536	3,439,621	658,908
Written option contracts	—	—	—	—	—	—	—	148,119	—	6,492	—	—
Futures contracts	—	—	393,428	1,127,068	180,125	(25,970)	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	7,861,215	16,810,900	10,936,648	17,873,645	(14,295)	17,537,840	20,367,935	(63,202,347)	1,197,928	(2,323,447)	2,286,695	5,148,722
Futures contracts	—	—	—	—	(267,720)	49,285	—	—	—	—	—	—

Net Change in Net Assets Resulting

From Operations	13,556,893	26,105,543	35,265,005	42,167,580	34,904,313	63,797,652	90,652,568	57,946,598	4,346,102	2,921,385	6,085,387	6,241,044

Distributions to Shareholders
From net investment income	(615,484)	(245,502)	(1,255,527)	(393,228)	(2,602,454)	(3,387,052)	(2,797,022)	(776,730)	(151,556)	(63,381)	—	(412,610)
From net realized gains	(8,696,064)	(4,957,416)	(24,156,432)	(21,622,774)	(43,516,538)	(12,406,769)	(26,785,497)	—	(5,117,206)	(398,560)	(371,536)	(496,498)

Total Distributions to Shareholders	(9,311,548)	(5,202,918)	(25,411,959)	(22,016,002)	(46,118,992)	(15,793,821)	(29,582,519)	(776,730)	(5,268,762)	(461,941)	(371,536)	(909,108)

Capital Stock Transactions	18,400,902	36,478,829	(16,964,792)	96,341,517	2,081,589	(81,904,164)	(47,986,982)	(149,761,729)	1,469,399	(8,985,118)	20,160,641	28,366,726

Net Increase/(Decrease) in Net Assets	22,646,247	57,381,454	(7,111,746)	116,493,095	(9,133,090)	(33,900,333)	13,083,067	(92,591,861)	546,739	(6,525,674)	25,874,492	33,698,662

Net Assets, Beginning of Period	163,621,883	106,240,429	406,669,206	290,176,111	439,750,088	473,650,421	654,880,896	747,472,757	31,704,198	38,229,872	54,945,334	21,246,672

Net Assets, End of Period	$186,268,130	$163,621,883	$399,557,460	$406,669,206	$430,616,998	$439,750,088	$667,963,963	$654,880,896	$32,250,937	$31,704,198	$80,819,826	$54,945,334

The accompanying Notes to Financial Statements are an integral part of this statement.	The accompanying Notes to Financial Statements are an integral part of this statement.

240	241

Thrivent Series Fund, Inc.							Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued						Statement of Changes in Net Assets – continued

	Mid Cap Stock		Mid Cap Index		Partner International		Partner All Cap		Large Cap Growth		Large Cap Growth
	Portfolio		Portfolio		Stock Portfolio		Portfolio		Portfolio		Portfolio II

	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006
For the periods ended	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)

Operations
Net investment income/(loss)	$1,496,756	$3,788,354	$1,123,142	$1,845,424	$17,087,936	$17,813,775	$279,850	$467,578	$7,064,075	$12,364,942	$63,666	$218,087
Net realized gains/(losses) on:
Investments	25,036,027	27,891,869	7,117,462	8,814,852	147,585,648	101,356,430	5,913,656	13,995,068	197,007,105	129,262,855	3,102,562	2,239,445
Written option contracts	—	—	—	—	—	—	—	—	854,936	1,538,579	13,427	27,736
Futures contracts	—	—	208,593	80,501	—	—	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	(487,501)	(175,402)	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	13,457,519	5,640,390	9,750,865	4,866,436	(18,167,029)	111,812,792	4,734,755	(1,545,231)	17,373	4,895,989	(159,000)	(66,913)
Written option contracts	—	—	—	—	—	—	—	—	—	(40,721)	—	(905)
Futures contracts	—	—	30,744	(44,436)	—	—	—	—	—	—	—	—
Foreign currency forward contracts	—	—	—	—	(64,900)	836	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	37,260	5,157	—	—	—	—	—	—

Net Change in Net Assets Resulting

From Operations	39,990,302	37,320,613	18,230,806	15,562,777	145,991,414	230,813,588	10,928,261	12,917,415	204,943,489	148,021,644	3,020,655	2,417,450

Distributions to Shareholders
From net investment income	(3,442,513)	(928,850)	(1,542,576)	(1,645,094)	(20,042,187)	(15,477,487)	(469,104)	(388,596)	(12,284,570)	(11,608,717)	(217,804)	(231,923)
From net realized gains	(28,823,966)	(19,188,784)	(9,057,618)	(7,254,836)	(47,186,402)	—	(10,483,224)	—	—	—	(2,106,701)	(52,741)

Total Distributions to Shareholders	(32,266,479)	(20,117,634)	(10,600,194)	(8,899,930)	(67,228,589)	(15,477,487)	(10,952,328)	(388,596)	(12,284,570)	(11,608,717)	(2,324,505)	(284,664)

Capital Stock Transactions	15,736,390	122,411,425	(1,163,714)	(18,440,951)	57,341,372	70,562,243	9,345,837	1,813,945	(61,208,676)	(179,786,394)	(2,514,744)	(8,801,805)

Net Increase/(Decrease) in Net Assets	23,460,213	139,614,404	6,466,898	(11,778,104)	136,104,197	285,898,344	9,321,770	14,342,764	131,450,243	(43,373,467)	(1,818,594)	(6,669,019)

Net Assets, Beginning of Period	363,842,093	224,227,689	159,754,683	171,532,787	1,341,800,223	1,055,901,879	96,543,867	82,201,103	2,331,653,916	2,375,027,383	35,931,096	42,600,115

Net Assets, End of Period	$387,302,306	$363,842,093	$166,221,581	$159,754,683	$1,477,904,420	$1,341,800,223	$105,865,637	$2,463,104,159	$96,543,867	$2,331,653,916	$34,112,502	$35,931,096

	Partner Growth Stock		Large Cap Value		Large Cap Stock		Large Cap Index		Real Estate Securities		Balanced
	Portfolio		Portfolio		Portfolio		Portfolio		Portfolio		Portfolio

	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006
For the periods ended	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)

Operations
Net investment income/(loss)	$400,055	$627,996	$6,684,907	$10,542,905	$6,509,261	$10,374,268	$5,627,543	$11,845,066	$3,465,029	$4,394,985	$7,448,093	$16,421,891
Net realized gains/(losses) on:
Investments	6,162,474	6,111,401	25,532,302	36,325,437	59,488,246	13,803,001	22,273,527	59,003,051	15,346,421	20,725,128	11,496,267	25,712,548
Futures contracts	—	—	—	—	3,124,023	977,405	462,030	1,270,813	—	—	712,141	820,342
Foreign currency transactions	(5,710)	(9,056)	—	—	—	—	—	—	(10,675)	(32,185)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	3,160,319	7,398,126	28,690,053	63,646,425	(10,487,997)	58,967,851	18,401,805	33,168,863	(40,273,194)	66,655,948	6,060,552	20,606,275
Futures contracts	—	—	—	—	(107,955)	(38,060)	(66,875)	41,640	—	—	(189,508)	119,410
Foreign currency forward contracts	573	(97)	—	—	—	—	—	—	3,124	—	—	—
Foreign currency transactions	(1,045)	(22)	—	—	—	—	—	—	(4,726)	—	—	—

Net Change in Net Assets Resulting

From Operations	9,716,666	14,128,348	60,907,262	110,514,767	58,525,578	84,084,465	46,698,030	105,329,433	(21,474,021)	91,743,876	25,527,545	63,680,466

Distributions to Shareholders
From net investment income	(621,984)	(237,101)	(10,416,269)	(6,466,754)	(10,350,750)	(4,877,166)	(11,629,702)	(12,463,075)	(4,518,187)	(4,184,991)	(16,298,675)	(17,844,453)
From net realized gains	(5,894,305)	(2,713,317)	(36,284,324)	(13,282,920)	(15,366,693)	(8,534,756)	(28,177,160)	—	(20,759,334)	(12,678,039)	—	—

Total Distributions to Shareholders	(6,516,289)	(2,950,418)	(46,700,593)	(19,749,674)	(25,717,443)	(13,411,922)	(39,806,862)	(12,463,075)	(25,277,521)	(16,863,030)	(16,298,675)	(17,844,453)

Capital Stock Transactions	2,647,070	(14,871,673)	149,606,120	166,400,530	132,245,815	156,175,673	(28,765,211)	(160,828,999)	11,483,032	18,396,156	(47,151,314)	(143,240,068)

Net Increase/(Decrease) in Net Assets	5,847,447	(3,693,743)	163,812,789	257,165,623	165,053,950	226,848,216	(21,874,043)	(67,962,641)	(35,268,510)	93,277,002	(37,922,444)	(97,404,055)

Net Assets, Beginning of Period	116,670,091	120,363,834	771,694,127	514,528,504	829,264,067	602,415,851	727,300,919	795,263,560	367,888,416	274,611,414	566,129,245	663,533,300

Net Assets, End of Period	$122,517,538	$116,670,091	$935,506,916	$771,694,127	$994,318,017	$829,264,067	$705,426,876	$727,300,919	$332,619,906	$367,888,416	$528,206,801	$566,129,245

The accompanying Notes to Financial Statements are an integral part of this statement.	The accompanying Notes to Financial Statements are an integral part of this statement.

242	243

	Thrivent Series Fund, Inc.						Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued						Statement of Changes in Net Assets – continued

	High Yield		Diversified Income Plus		Income		Bond Index		Limited Maturity		Mortgage Securities
	Portfolio		Portfolio		Portfolio		Portfolio		Bond Portfolio		Portfolio

	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006	6/29/2007	12/31/2006
For the periods ended	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)

Operations
Net investment income/(loss)	$33,279,439	$67,400,467	$3,532,696	$6,000,473	$31,008,697	$51,314,501	$5,482,559	$11,754,959	$17,400,814	$24,151,658	$1,407,668	$3,083,874
Net realized gains/(losses) on:
Investments	12,182,635	11,497,803	3,288,135	1,721,189	571,032	(9,882,895)	(39,001)	(3,992,644)	(691,711)	(1,514,323)	(110,706)	(1,628,788)
Written option contracts	—	—	—	—	197,266	341,467	—	—	80,664	49,500	29,219	65,313
Futures contracts	108,659	85,830	160,581	41,698	1,371,787	2,254,846	—	—	306,700	(142,359)	(31,402)	50,737
Foreign currency transactions	—	—	—	—	(1,655)	(234)	—	—	(513)	21	—	—
Swap agreements	(87,942)	—	(100,405)	—	(458,958)	15,253	—	—	(399,535)	2,174	(50,488)	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(20,852,702)	3,621,368	(5,951,003)	4,432,420	(21,720,784)	9,129,401	(3,628,115)	1,636,347	(2,459,779)	1,965,503	(907,615)	1,180,031
Written option contracts	—	—	2,698	—	46,618	—	—	—	20,988	—	2,051	6,328
Futures contracts	—	66,785	(44,435)	38,992	214,464	430,129	—	—	380,167	131,435	(12,186)	—
Foreign currency transactions	—	—	—	—	185	(671)	—	—	227	(403)	—	—
Swap agreements	144,233	—	(99,174)	—	(1,218,937)	28,330	—	—	(601,645)	10,310	—	—

Net Change in Net Assets Resulting

From Operations	24,774,322	82,672,253	789,093	12,234,772	10,009,715	53,630,127	1,815,443	9,398,662	14,036,377	24,653,516	326,541	2,757,495

Distributions to Shareholders
From net investment income	(33,545,319)	(67,173,264)	(2,651,827)	(3,423,713)	(30,089,130)	(51,060,201)	(5,515,090)	(11,775,809)	(17,144,040)	(23,958,814)	(1,371,802)	(3,061,441)
From net realized gains	—	—	—	—	—	(5,778,101)	—	—	—	—	—	—

Total Distributions to Shareholders	(33,545,319)	(67,173,264)	(2,651,827)	(3,423,713)	(30,089,130)	(56,838,302)	(5,515,090)	(11,775,809)	(17,144,040)	(23,958,814)	(1,371,802)	(3,061,441)

Capital Stock Transactions	(166,701,412)	28,876,444	36,522,591	5,309,199	251,363,441	160,636,788	(12,392,918)	(32,167,929)	148,819,779	210,857,949	(3,347,481)	(8,782,181)

Net Increase/(Decrease) in Net Assets	(175,472,409)	44,375,433	34,659,857	14,120,258	231,284,026	157,428,613	(16,092,565)	(34,545,076)	145,712,116	211,552,651	(4,392,742)	(9,086,127)

Net Assets, Beginning of Period	847,021,022	802,645,589	108,072,290	93,952,032	1,081,762,445	924,333,832	237,813,289	272,358,365	665,627,763	454,075,112	57,839,892	66,926,019

Net Assets, End of Period	$671,548,613	$847,021,022	$142,732,147	$108,072,290	$1,313,046,471	$1,081,762,445	$221,720,724	$237,813,289	$811,339,879	$665,627,763	$53,447,150	$57,839,892

	Money Market Portfolio

	6/29/2007	12/31/2006
For the periods ended	(unaudited)

Operations
Net investment income/(loss)	$15,282,244	$23,138,704

Net Change in Net Assets Resulting

From Operations	15,282,244	23,138,704

Distributions to Shareholders
From net investment income	(15,445,507)	(23,015,583)

Total Distributions to Shareholders	(15,445,507)	(23,015,583)

Capital Stock Transactions	106,344,050	216,771,334

Net Increase/(Decrease) in Net Assets	106,180,787	216,894,455

Net Assets, Beginning of Period	590,582,973	373,688,518

Net Assets, End of Period	$696,763,760	$590,582,973

The accompanying Notes to Financial Statements are an integral part of this statement.	The accompanying Notes to Financial Statements are an integral part of this statement.

244	245

THRIVENT SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 29, 2007 (unaudited)

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a Minnesota based company, is registered under the Investment Company Act of 1940. The Fund is divided into thirty-one separate series (each a “Portfolio” and, collectively, the “Portfolios”), each with its own investment objective and policies. The Fund consists of four asset allocation portfolios, nineteen equity portfolios, two hybrid portfolios, five fixed-income portfolios, and one money market portfolio. The assets of each Portfolio are segregated and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life; and retirement plans sponsored by Thrivent Financial.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Mutual funds are valued at their net asset value at the close of each business day.

For all Portfolios, other than Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and, thereafter, valued to reflect a constant amortization to maturity of any discount or premium. Money Market Portfolio and the Fund’s investment adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

All securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Directors. As of June 29, 2007, three securities in High Yield Portfolio, one security in Income Portfolio and one security in Mortgage Securities Portfolio were valued in good faith by or under the direction of the Board of Directors. These securities represented 0.00%, 0.87% and 1.87%, respectively, of each Portfolio’s net assets.

Fair Valuation of International Securities — Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board of Directors, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Directors has authorized the Fund’s investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors.

(B) Foreign Currency Translation — The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange

246

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of June 29, 2007 (unaudited)

rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts — In connection with purchases and sales of securities denominated in foreign currencies, all Portfolios except Money Market Portfolio may enter into forward currency contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counter-parties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the six months ended June 29, 2007, Partner International Stock Portfolio, Partner Growth Stock Portfolio, Real Estate Securities Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

(D) Foreign Denominated Investments — Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes — No provision has been made for income taxes because each Portfolios’ policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Portfolios to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes.

(F) Income and Expenses — Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Custody Earnings Credit — The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders — Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually for all Portfolios after the close of the Portfolios’ fiscal year. Any Portfolio subject to excise taxes would require an additional distribution prior to the close of the fiscal year.

Dividends are declared and reinvested daily for High Yield Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio; declared daily and reinvested monthly for Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(I) Options — All Portfolios, with the exception of Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations.

247

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of June 29, 2007 (unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. The writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. During the six months ended June 29, 2007, Large Cap Growth Portfolio, Large Cap Growth Portfolio II, Diversified Income Plus Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(J) Financial Futures Contracts — Certain Portfolios may use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked as collateral for open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. During the six months ended June 29, 2007, Small Cap Stock Portfolio, Small Cap Index Portfolio, Mid Cap Index Portfolio, Large Cap Stock Portfolio, Large Cap Index Portfolio, Balanced Portfolio, High Yield Portfolio, Diversified Income Plus Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(K) Swap Agreements — Certain Portfolios enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Periodic payments are recorded as realized gains or losses on the Statement of Operations. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or third party, in connection with these agreements.

Credit Default Swaps — A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection seller or the protection buyer. During the six months ended June 29, 2007, High Yield Portfolio, Diversified Income Plus Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

Total Rate of Return Swaps — A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total return swaps provide the Portfolios with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. During the six months ended June 29, 2007, Diversified Income Plus Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

Interest Rate Swaps — An interest rate swap is an agreement between two parties to exchange cash flows based on the difference between two interest rates. Typically, one

248

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of June 29, 2007 (unaudited)

party pays a fixed-rate for a specific period while the other pays a variable-rate based on an underlying index for the same period. Interest rate swaps allow the Portfolios to manage exposure to interest rate fluctuations. During the six months ended June 29, 2007, Limited Maturity Bond Portfolio engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions — Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon, and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their purchase commitments. These fees are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(M) Securities Lending — The Fund had previously entered into a Securities Lending Agreement with State Street Bank and Trust Company (“State Street Bank”) and, as of April 27, 2007, entered into a similar agreement with Dresdner Bank AG (each, an “Agreement”). Each Agreement authorizes the applicable lender to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to each Agreement, all loaned securities are collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates and other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. As payment for its services, each lender receives a portion of the fee income and earnings on the collateral. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Portfolio could lose money. The Agreement with State Street Bank grants and transfers to State Street Bank a lien upon collateralized assets in the possession of State Street Bank.

As of June 15, 2007, the Fund began transitioning the securities lending business from State Street Bank to Dresdner. As of June 29, 2007, all Portfolios except Aggressive Allocation

Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Partner Small Cap Value Portfolio, Mid Cap Stock Portfolio, Mid Cap Index Portfolio, Mortgage Securities Portfolio and Money Market Portfolio had securities on loan. The value of securities on loan are as follows:

Securities
Portfolio	on Loan

Technology	$ 11,467,972
Partner Small Cap Growth	42,654,542
Small Cap Stock	116,945
Small Cap Index	170,286
Mid Cap Growth	3,638,879
Mid Cap Growth II	3,996,720
Partner Mid Cap Value	9,120,977
Partner International Stock	8,557,844
Partner All Cap	4,797,563
Large Cap Growth	260,652,122
Large Cap Growth II	544,326
Partner Growth Stock	7,558,568
Large Cap Value	40,544,891
Large Cap Stock	57,839,543
Large Cap Index	27,100,839
Real Estate Securities	94,733,368
Balanced	33,484,126
High Yield	1,445,190
Diversified Income Plus	9,296,498
Income	50,431,228
Bond Index	44,836,466
Limited Maturity Bond	23,839,551

(N) When-Issued and Delayed Delivery Transactions

— Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctua-tions, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

249

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of June 29, 2007 (unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

(O) Treasury Inflation Protected Securities — Certain Portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security.

(P) Repurchase Agreements — Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the market value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the Portfolio seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Portfolios’ investment adviser (or a subadviser) to be creditworthy.

(Q) Equity-Linked Structured Securities — Certain Portfolios may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

(R) Credit Risk — The Portfolios may be susceptible to credit risk to the extent the issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of the issuers. Interest receivables on defaulted securities are monitored for the ability to collect payments in default and adjusted accordingly.

(S) Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loss Contingencies — High Yield Portfolio received a dividend in the amount of $59,063 from Global Crossings within 90 days of Global Crossings’ filing for bankruptcy. A preference action has been filed and it is possible that the Portfolio will be required to surrender the dividend back to the bankruptcy estate. This loss contingency has not been accrued as a liability because the amount to be surrendered can not be reasonably estimated.

(U) Unfunded Loan Commitment — The following Portfolios entered into a loan commitment with Lear Corporation on June 5, 2007. The loan has a maturity date of seven years from trade date and a coupon rate of LIBOR plus 275 basis points. The Portfolios are obligated to fund these loan commitments at the borrower’s discretion upon shareholders’ approval of the merger between Lear Corporation and American Real Estate Partners, LP (AREP).

Principal
Portfolio	Amount

High Yield	$3,970,000
Diversified Income Plus	220,000

Subsequent to June 29, 2007, the shareholders voted against the merger proposal with AREP. As such, the Portfolios will not be obligated to fund these loan commitments.

The following Portfolios entered into a loan commitment with Community Health Systems, Inc. Initial maturity of the bridge loan is one year from closing. After initial maturity, the bridge loan may be converted into exchange notes. The coupon rate will be determined at time of settlement. The Portfolios are obligated to fund these loan commitments at the borrower’s discretion upon shareholders’ approval of the merger between Community Health Systems, Inc. and Triad Hospitals, Inc. A commitment fee is paid to the funds at the close of the loan commitment.

Principal
Portfolio	Amount

High Yield	$6,800,000
Income	4,800,000

250

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of June 29, 2007 (unaudited)

Subsequent to June 29, 2007, the Portfolios were released from their obligation to fund these loan commitments.

(V) Recent Accounting Pronouncements — In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 — Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of FASB Statement 109 that requires additional tax disclosures and the tax effects of certain income tax positions, whether on previously filed tax returns or those expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, would have a more than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The Portfolios adopted the provisions of FIN 48 on June 29, 2007, the extended required implementation date set by the U.S. Securities and Exchange Commission for mutual funds.

FIN 48 requires management of the Fund to analyze all open tax years, as defined by statute of limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Portfolios include Federal, Minnesota, Wisconsin as well as certain foreign countries. As of June 29, 2007, open Federal and Minnesota tax years include the tax years ended December 31, 2003 through 2006. Additionally, as of June 29, 2007, the December 31, 2002 tax year is open for Wisconsin.

The Portfolios have no examinations in progress and none are expected at this time.

As of June 29, 2007, management of the Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Portfolio’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Additionally, in September 2006, the FASB issued FASB statement No. 157 — Fair Value Measurements (FAS 157). The objective of the statement is to improve the consistency and comparability of fair value measurements used in finan-cial reporting. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management of the Fund is currently evaluating the impact that FAS 157 will have on the Fund’s financial statements.

(W) Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — Each Portfolio pays Thrivent Financial, the Fund’s investment adviser, a fee for its advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets were as follows:

	$0 to	$200 to	$250 to	$500 to	$750 to	$1,000 to	$1,500 to	$2,000 to	$2,500 to	Over
Portfolio (M - Millions)	$200M	$250M	$500M	$750M	$1,000M	$1,500M	$2,000M	$2,500M	$5,000M	$5,000M

Aggressive Allocation	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Aggressive
Allocation	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderate Allocation	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Conservative
Allocation	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Technology	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Partner Small Cap
Growth	1.00%	1.00%	1.00%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Partner Small Cap
Value	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%

251

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of June 29, 2007 (unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES — continued

	$0 to	$200 to	$250 to	$500 to	$750 to	$1,000 to	$1,500 to	$2,000 to	$2,500 to	Over
Portfolio (M - Millions)	$200M	$250M	$500M	$750M	$1,000M	$1,500M	$2,000M	$2,500M	$5,000M	$5,000M

Small Cap Stock	0.70%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.60%	0.55%	0.525%
Small Cap Index	0.35%	0.35%	0.30%	0.25%	0.25%	0.20%	0.15%	0.10%	0.10%	0.10%
Mid Cap Growth	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Mid Cap Growth II	0.90%	0.90%	0.90%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Partner Mid Cap Value	0.75%	0.75%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Mid Cap Stock	0.70%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.60%	0.55%	0.525%
Mid Cap Index	0.35%	0.35%	0.30%	0.25%	0.25%	0.20%	0.15%	0.10%	0.10%	0.10%
Partner International
Stock	0.85%	0.85%	0.85%	0.80%	0.80%	0.75%	0.70%	0.70%	0.70%	0.70%
Partner All Cap	0.95%	0.95%	0.95%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Large Cap Growth	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Large Cap Growth II	0.80%	0.80%	0.80%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Partner Growth Stock	0.80%	0.80%	0.80%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Large Cap Value	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Large Cap Stock	0.65%	0.65%	0.65%	0.575%	0.55%	0.475%	0.475%	0.475%	0.45%	0.425%
Large Cap Index	0.35%	0.35%	0.30%	0.25%	0.25%	0.20%	0.15%	0.10%	0.10%	0.10%
Real Estate Securities	0.80%	0.80%	0.80%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Balanced	0.35%	0.35%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
High Yield	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Diversified Income Plus	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Income	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Bond Index	0.35%	0.35%	0.30%	0.25%	0.25%	0.20%	0.15%	0.10%	0.10%	0.10%
Limited Maturity Bond	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Mortgage Securities	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Money Market	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio.

The Adviser has entered into subadvisory agreements with Turner Investment Partners, Inc. (“Turner”) and Transamerica Investment Management, LLC (“Transamerica”) for the performance of subadvisory services for the Partner Small Cap Growth Portfolio. The fee payable is equal to 0.65% and 0.50% of average daily net assets subadvised by Turner and Transamerica, respectively.

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services for the Partner Small Cap Value Portfolio. The fee payable is equal to 0.60% of average daily net assets.

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“Goldman Sachs”) for the performance of subadvisory services for the Partner Mid Cap Value Portfolio. The fee payable is equal to 0.50% of average daily net assets for the first $250 million and 0.45% for assets over $250 million. Thrivent Partner Mid Cap Value Fund will be included in determining breakpoints for the assets managed by Goldman Sachs.

The Adviser paid T. Rowe Price International, Inc. (“Price International”) an annual subadvisory fee for the performance of subadvisory services for Partner International Stock Portfolio until the termination of the subadvisory agreement on February 28, 2007. The fee payable was equal to 0.75% of the first $20 million, 0.60% of the next $30 million, and 0.50% of the next $150 million of average daily net assets, with the fee for all of the assets subadvised by Price International 0.50% and 0.45% when assets exceed $200 million and $500 million, respectively. Thrivent Partner International Stock Fund was included in determining breakpoints for the assets managed by Price International.

Effective February 28, 2007, the Adviser entered into a subadvisory agreement with Principal Global Investors, LLC (“Principal”) in addition to the existing subadvisory agreement with Mercator Asset Management, LP (“Mercator”) for the performance of subadvisory services for the Partner

252

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of June 29, 2007 (unaudited)

International Stock Portfolio. For average daily net assets subadvised by Principal, the fee payable is equal to 0.35% of the first $500 million, 0.30% of the next $500 million and 0.25% when assets exceed $1 billion. For average daily net assets subadvised by Mercator, the fee payable 0.75% of the first $25 million, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% when assets exceed $500 million. Thrivent Partner International Stock Fund is included in determining breakpoints for the assets managed by Principal and Mercator.

The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (“Pyramis Advisors”) for the performance of subadvisory services for the Partner All Cap Portfolio. Pyramis Advisors is a wholly owned subsidiary of Fidelity Management & Research Corporation (“FMR Corp”). The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvi-sory services for the Partner Growth Stock Portfolio. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

Each equity, hybrid and fixed income Portfolio may invest in Money Market Portfolio, subject to certain limitations. During the six months ended June 29, 2007, all the Portfolios invested in Money Market Portfolio. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to the smaller of the amount of the advisory fee for that Portfolio or the amount of the advisory fee which is charged to the Portfolio for its investment in Money Market Portfolio.

The Adviser has agreed to the following voluntary expense reimbursements of average daily net assets: Partner Small Cap Growth Portfolio, 0.10%; Mid Cap Growth Portfolio II, 0.50%; Partner All Cap Portfolio, 0.20%; Large Cap Growth Portfolio II, 0.40%; Partner Growth Stock Portfolio, 0.10%; and Money Market Portfolio, 0.10% . These voluntary waivers of expenses to any Portfolio may be modified or discontinued at any time by the Adviser.

(B) Other Expenses — The Fund has entered into an agreement with the Adviser to provide accounting personnel and services. For the six months ended June 29, 2007, Thrivent Financial received aggregate fees for accounting personnel and services of $673,500 from the Fund.

The Fund has entered into an agreement with the adviser to provide certain administrative personnel and services. For the six months ended June 29, 2007, Thrivent Financial received aggregate fees for administrative personnel and services of $2,584,283 from the Fund.

Each Director is eligible to participate in a deferred compensation plan with respect to fees received from the Fund. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the Thrivent Mutual Funds. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Thrivent Mutual Funds. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Directors not participating in the above plan received $101,768 in fees from the Fund for the six months ended June 29, 2007. No remuneration has been paid by the Fund to any of the officers or affiliated Directors of the Fund. In addition, the Fund reimbursed unaffiliated Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax-basis, and components of distributable earnings, are finalized. Therefore, as of June 29, 2007, tax-basis balances have not been determined.

253

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of June 29, 2007 (unaudited)

(4) TAX INFORMATION — continued

At December 31, 2006, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

	Capital Loss	Expiration
Portfolio	Carryover	Year

Mid Cap Growth	$ 34,237,192	2009
	10,809,135	2010
	—————————
	$ 45,046,327
	===============
Partner International Stock	$ 14,818,217	2009
	2,858,197	2010
	—————————
	$ 17,676,414
	===============
Large Cap Growth	$ 79,477,038	2009
	893,502,496	2010
	198,356,425	2011
	—————————
	$ 1,171,335,959
	===============
Balanced	$ 5,789,747	2011
	===============
High Yield	$ 597,597	2007
	14,056,111	2008
	288,927,133	2009
	184,350,285	2010
	364,926,135	2011
	30,516,064	2012
	10,993,224	2013
	560,014	2014
	—————————
	$ 894,926,563
	===============
Diversified Income Plus	$ 4,098,981	2008
	3,470,883	2009
	2,850,377	2010
	—————————
	$ 10,420,241
	===============
Income	$ 9,528,235	2014
	===============
Bond Index	$ 440,902	2012
	800,730	2013
	4,157,673	2014
	—————————
	$ 5,399,305
	===============
Limited Maturity Bond	$ 2,108,299	2013
	1,181,750	2014
	—————————
	3,290,049
	===============
Mortgage Securities	$ 91,230	2012
	192,822	2013
	1,618,680	2014
	—————————
	$ 1,902,732
	===============
To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

The following Portfolios deferred, on a tax basis, the following post-October 2006 losses:

Post-October
Portfolio	Loss

Technology	$ 172,060
Partner International Stock	25,934
Real Estate Securities	23,053
Partner Growth Stock	630
High Yield	4,066,109
Bond Index	194,702
Limited Maturity Bond	320,237

These amounts are deferred for tax purposes and deemed to occur in the fiscal year ended December 31, 2007.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities —

For the six months ended June 29, 2007, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

	In thousands

Portfolio	Purchases	Sales

Aggressive Allocation	$ 133,255	$ 47,468
Moderately Aggressive Allocation	546,962	185,908
Moderate Allocation	639,305	220,955
Moderately Conservative Allocation	185,181	39,605
Technology	32,333	39,198
Partner Small Cap Growth	85,369	51,482
Partner Small Cap Value	37,085	29,837
Small Cap Stock	186,305	221,735
Small Cap Index	30,721	78,394
Mid Cap Growth	271,543	341,156
Mid Cap Growth II	12,850	16,768
Partner Mid Cap Value	47,786	26,267
Mid Cap Stock	390,764	392,265
Mid Cap Index	11,944	20,302
Partner International Stock	1,038,987	1,020,844
Partner All Cap	62,989	64,049
Large Cap Growth	2,158,542	2,200,014
Large Cap Growth II	30,378	34,511
Partner Growth Stock	24,240	27,436
Large Cap Value	303,062	184,787
Large Cap Stock	779,347	664,173
Large Cap Index	15,553	65,111
Real Estate Securities	104,983	113,359

254

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of June 29, 2007 (unaudited)

	In thousands

Portfolio	Purchases	Sales

Balanced	$ 23,093	$ 67,916
High Yield	274,770	440,180
Diversified Income Plus	117,820	89,647
Income	541,015	333,845
Bond Index	19,688	21,329
Limited Maturity Bond	328,092	189,867
Mortgage Securities	5,798	10,284

Purchases and Sales of U.S. Government Securities were:

	In thousands

Portfolio	Purchases	Sales

Balanced	$ 331,049	$ 340,434
Diversified Income Plus	16,814	11,356
Income	1,205,022	1,192,849
Bond Index	454,972	463,014
Limited Maturity Bond	377,170	355,641
Mortgage Securities	292,263	297,457

(B) Investments in Restricted Securities — High Yield Portfolio owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. For High Yield Portfolio, the aggregate value of restricted securities was $0 at June 29, 2007, which represented 0.00% of net assets. The Portfolio has no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities — High Yield Portfolio invests primarily in high-yielding fixed-income securities. Each of the other Portfolios, except Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts —The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(E) Written Option Contracts — The number of contracts and premium amounts associated with call option contracts written during the six months ended June 29, 2007, were as follows:

	Large Cap Growth

	Number of	Premium
	Contracts	Amount
	—————————	—————————
Balance at January 1, 2007	—	$—
Opened	11,640	1,942,372
Closed	(7,917)	(1,532,753)
Expired	(3,044)	(337,172)
Exercised	(679)	(72,447)
	—————————	—————————
Balance at June 29, 2007	—	$—
	===============	===============

	Large Cap Growth II
		–
	Number of	Premium
	Contracts	Amount
	—————————	—————————
Balance at January 1, 2007	—	$—
Opened	184	30,487
Closed	(123)	(23,906)
Expired	(49)	(5,325)
Exercised	(12)	(1,256)
	—————————	—————————
Balance at June 29, 2007	—	$—
	===============	===============

255

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of June 29, 2007 (unaudited)

(5) SECURITY TRANSACTIONS — continued

Diversified Income Plus

	Number of	Premium
	Contracts	Amount
	—————–————	—————————
Balance at January 1, 2007	—	$ —
Opened	5	8,437
Closed	—	—
Expired	—	—
Exercised	—	—
	—————————	—————————
Balance at June 29, 2007	5	$ 8,437
	===============	===============

Income

	Number of	Premium
	Contracts	Amount
	—————–————	—————————
Balance at January 1, 2007	—	$ —
Opened	155	327,734
Closed	(50)	(101,563)
Expired	(50)	(101,563)
Exercised	—	—
	—————————	—————————
Balance at June 29, 2007	55	$ 124,609
	===============	===============

	Limited Maturity Bond

	Number of	Premium
	Contracts	Amount
	—————–————	—————————
Balance at January 1, 2007	—	$—
Opened	105	150,391
Closed	(35)	(39,648)
Expired	(35)	(45,117)
Exercised	—	—
	—————————	—————————
Balance at June 29, 2007	35	$ 65,625
	===============	===============

	Mortgage Securities
		–
	Number of	Premium
	Contracts	Amount
	—————–————	—————————
Balance at January 1, 2007	—	$—
Opened	21	61,563
Closed	—	—
Expired	(11)	(29,219)
Exercised	(5)	(20,391)
	—————————	—————————
Balance at June 29, 2007	5	$ 11,953
	===============	===============

(6) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the six months ended June 29, 2007, in Money Market Portfolio, is as follows:

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	Six Months ended
Portfolio	Additions	Reductions	June 29, 2007	June 29, 2007	June 29, 2007

Aggressive Allocation	$ 5,429,840	$ 3,593	$ 8,787,014	$ 8,787,014	$ 96,515
Moderately Aggressive Allocation	38,156,496	—	59,559,431	59,559,431	639,788
Moderate Allocation	44,929,022	—	140,866,683	140,866,683	2,804,125
Moderately Conservative Allocation	17,234,198	7,980,679	59,438,974	59,438,974	1,446,383
Technology	11,877,054	10,660,032	1,887,300	1,887,300	32,859
Partner Small Cap Growth	18,747,412	13,158,626	7,571,124	7,571,124	47,744
Partner Small Cap Value	17,407,817	15,564,750	6,694,041	6,694,041	166,507
Small Cap Stock	28,428,389	33,521,259	1,665,478	1,665,478	305,634
Small Cap Index	52,371,743	37,806,286	14,903,246	14,903,246	138,977
Mid Cap Growth	59,592,151	72,279,504	2,928,509	2,928,509	280,689
Mid Cap Growth II	5,134,588	5,567,737	482,634	482,634	17,335
Partner Mid Cap Value	18,898,057	19,722,017	1,041,334	1,041,334	65,062
Mid Cap Stock	40,213,767	50,694,874	2,423,827	2,423,827	328,955
Mid Cap Index	12,975,447	15,402,271	780,712	780,712	65,095
Partner International Stock	104,618,593	98,211,445	18,249,452	18,249,452	178,073
Partner All Cap	17,112,610	17,467,339	649,182	649,182	32,785
Large Cap Growth	54,646,518	61,190,409	8,126,554	8,126,554	276,180
Large Cap Growth II	5,229,884	5,574,545	358,208	358,208	9,249
Partner Growth Stock	13,132,508	12,972,560	2,701,362	2,701,362	72,116
Large Cap Value	53,485,164	50,200,442	13,955,358	13,955,358	256,243
Large Cap Stock	35,128,064	29,213,936	16,756,868	16,756,868	314,322

256

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of June 29, 2007 (unaudited)

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	Six Months ended
Portfolio	Additions	Reductions	June 29, 2007	June 29, 2007	June 29, 2007

Large Cap Index	$44,877,405	$53,050,425	$1,338,557	$ 1,338,557	$ 140,884
Real Estate Securities	58,139,136	56,497,947	16,318,150	16,318,150	229,435
Balanced	45,395,076	44,569,681	16,501,487	16,501,487	321,017
High Yield	15,585,135	29,259,498	808,722	808,722	312,963
Diversified Income Plus	8,731,330	4,958,307	5,929,478	5,929,478	133,592
Income	25,219,488	26,291,892	13,179,392	13,179,392	362,293
Bond Index	8,528,688	8,650,756	8,554,946	8,554,946	217,007
Limited Maturity Bond	55,880,535	58,126,422	13,194,889	13,194,889	287,883
Mortgage Securities	21	—	848	848	21
Total Value and Dividend Income				$445,653,760	$9,579,731

A summary of transactions for the six months ended June 29, 2007, in Thrivent Financial Securities Lending Trust, is as follows:

	Gross	Gross	Balance of
	Purchases and	Sales and	Shares Held at	Value
Portfolio	Additions	Reductions	June 29, 2007	June 29, 2007

Technology	$ 56,822,005	$ 55,732,686	$ 11,926,925	$ 11,926,925
Partner Small Cap Growth	71,083,965	54,776,805	44,049,755	44,049,755
Partner Small Cap Value	46,358,905	88,659,310	—	—
Small Cap Stock	124,903,677	226,272,952	117,802	117,802
Small Cap Index	47,320,734	160,992,540	179,231	179,231
Mid Cap Growth	198,920,795	362,437,700	3,726,929	3,726,929
Mid Cap Growth II	12,069,298	15,930,332	4,125,807	4,125,807
Partner Mid Cap Value	65,600,613	64,563,717	9,421,800	9,421,800
Mid Cap Stock	274,744,106	328,785,284	—	—
Mid Cap Index	58,078,051	94,536,666	—	—
Partner International Stock	698,928,645	969,382,127	8,996,919	8,996,919
Partner All Cap Growth	62,712,738	73,463,664	4,905,975	4,905,975
Large Cap Growth	1,263,478,334	1,109,487,088	275,420,330	275,420,330
Large Cap Growth II	31,112,637	35,465,286	560,250	560,250
Partner Growth Stock	72,551,112	70,328,314	7,802,130	7,802,130
Large Cap Value	375,911,963	351,268,283	44,034,950	44,034,950
Large Cap Stock	97,602,652	67,577,100	62,311,825	62,311,825
Large Cap Index	138,794,385	121,544,670	27,998,850	27,998,850
Real Estate Securities	358,619,999	295,526,195	97,694,770	97,694,770
Balanced	119,793,551	131,383,281	34,577,994	34,577,994
High Yield	200,766,313	345,878,023	4,363,365	4,363,365
Diversified Income Plus	51,897,453	69,658,288	9,700,875	9,700,875
Income	243,105,821	323,471,366	54,624,063	54,624,063
Bond Index	123,919,924	131,389,256	46,054,281	46,054,281
Limited Maturity Bond	145,001,263	177,365,408	26,222,500	26,222,500
Total Value				$778,817,326

257

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of June 29, 2007 (unaudited)

(6) INVESTMENTS IN AFFILIATES — continued

A summary of transactions for the Thrivent Allocation Portfolios for the six months ended June 29, 2007, in the following Thrivent Portfolios, is as follows:

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	January 1, 2007 –
Portfolio	Additions	Reductions	June 29, 2007	June 29, 2007	June 29, 2007

Aggressive Allocation
Partner Small Cap Growth	$ 6,464,756	$ 2,425,783	1,889,233	$26,598,317	$—
Partner Small Cap Value	6,226,462	8,806,741	986,566	19,852,955	90,388
Small Cap Stock	13,481,140	4,266,684	2,099,026	33,212,887	82,363
Mid Cap Growth	4,258,946	5,154,329	802,038	15,476,532	83,152
Partner Mid Cap Value	3,468,634	4,443,896	1,079,720	15,409,332	—
Mid Cap Stock	14,418,250	19,760	2,411,839	33,223,328	190,372
Partner International Stock	21,265,911	7,995,486	5,398,487	93,278,833	1,293,701
Large Cap Growth	22,073,010	70,059	5,132,666	92,624,093	422,732
Large Cap Value	7,186,941	25,150	2,246,031	30,917,964	347,990
Large Cap Stock	14,262,264	28,742	3,830,849	41,961,586	372,423
Real Estate Securities	—	276,727	—	—	—
High Yield	2,876,251	10,169,332	866,567	4,369,406	507,154
Income	15,588,868	7,186	2,263,411	22,012,800	220,067
Limited Maturity Bond	1,683,489	3,778,153	446,120	4,407,667	175,065
Money Market	5,429,840	3,593	8,787,014	8,787,014	96,515
Total Value and Dividend Income				$442,132,714	$3,881,922

Moderately Aggressive Allocation
Partner Small Cap Growth	12,921,586	1,041,712	3,204,629	45,117,651	—
Partner Small Cap Value	12,465,816	15,503,657	1,487,935	29,942,163	142,142
Small Cap Stock	31,841,857	15,503,885	3,794,943	60,047,381	160,356
Mid Cap Growth	6,099,447	11,568,508	1,166,752	22,514,235	90,083
Partner Mid Cap Value	5,881,494	11,424,542	1,571,766	22,431,621	—
Mid Cap Stock	47,962,796	25,773,261	4,365,989	60,141,940	660,888
Partner International Stock	63,662,074	28,548,622	12,204,964	210,885,913	3,035,007
Large Cap Growth	74,717,794	—	14,091,188	254,289,573	1,145,487
Large Cap Value	69,147,440	—	15,236,507	209,739,665	2,202,976
Large Cap Stock	69,856,822	—	20,508,497	224,641,872	2,222,978
Real Estate Securities	12,217,681	3,020,845	1,501,036	30,039,173	353,181
High Yield	19,483,954	63,086,249	2,935,303	14,800,387	2,630,089
Income	101,920,167	—	19,957,063	194,092,418	3,100,412
Limited Maturity Bond	18,782,931	10,436,343	6,039,503	59,670,291	1,447,950
Money Market	38,156,496	—	59,559,431	59,559,431	639,788
Total Value and Dividend Income				$1,497,913,714	$17,831,337

258

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of June 29, 2007 (unaudited)

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	January 1, 2007 –
Portfolio	Additions	Reductions	June 29, 2007	June 29, 2007	June 29, 2007

Moderate Allocation
Partner Small Cap Growth	$ 26,181,589	$ —	1,880,280	$ 26,472,280	$ —
Partner Small Cap Value	17,454,393	—	873,593	17,579,579	—
Small Cap Stock	24,908,745	62,981,828	1,689,375	26,730,976	238,681
Mid Cap Growth	16,476,056	—	916,808	17,691,180	69,392
Partner Mid Cap Value	16,394,029	—	1,235,093	17,626,747	—
Mid Cap Stock	21,389,862	45,669,154	3,859,267	53,161,785	584,170
Partner International Stock	53,177,230	24,956,472	10,274,690	177,533,281	2,562,547
Large Cap Growth	68,484,004	—	14,162,964	255,584,855	1,187,045
Large Cap Value	60,041,432	—	12,826,958	176,570,769	1,814,426
Large Cap Stock	66,233,033	—	19,337,192	211,811,872	2,077,697
Real Estate Securities	17,468,112	12,109,641	2,211,318	44,253,551	525,383
High Yield	22,746,957	75,237,628	3,455,801	17,424,840	3,134,293
Income	140,916,408	—	34,375,847	334,322,301	6,549,506
Limited Maturity Bond	87,433,464	—	24,874,407	245,759,144	4,474,948
Money Market	44,929,022	—	140,866,683	140,866,683	2,804,125
Total Value and Dividend Income				$1,763,389,843	$26,022,214

Moderately Conservative Allocation
Small Cap Stock	5,276,426	726,507	1,131,043	17,896,497	48,722
Mid Cap Stock	7,146,473	12,780,126	867,229	11,946,161	190,681
Partner International Stock	9,824,345	1,719,227	2,077,300	35,893,038	475,344
Large Cap Growth	14,520,034	8,231	3,290,742	59,384,733	284,155
Large Cap Value	12,198,611	5,198	2,809,040	38,668,116	411,398
Large Cap Stock	15,965,110	6,065	4,344,798	47,591,183	449,804
Real Estate Securities	5,872,878	4,393,585	745,051	14,910,186	178,197
High Yield	6,285,014	19,926,305	1,164,606	5,872,179	866,573
Income	39,950,581	10,397	9,142,065	88,911,153	1,680,799
Limited Maturity Bond	68,141,360	29,457	21,553,196	212,945,576	4,033,541
Money Market	17,234,198	7,980,679	59,438,974	59,438,974	1,446,383
Total Value and Dividend Income				$593,457,796	$10,065,597

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Directors and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 29, 2007, the Portfolios engaged in purchases and sales of securities of $22,498,293 and $32,782,858, respectively.

(8) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Portfolio are currently sold only to separate accounts of Thrivent Financial, Thrivent Life Insurance Company and retirement plans sponsored by Thrivent Financial.

Authorized capital stock consists of ten billion shares as follows:

	Shares	Par
Portfolio	Authorized	Value

Aggressive Allocation	125,000,000	$0.01
Moderately Aggressive Allocation	125,000,000	0.01
Moderate Allocation	125,000,000	0.01
Moderately Conservative Allocation	125,000,000	0.01
Technology	125,000,000	0.01
Partner Small Cap Growth	125,000,000	0.01

259

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of June 29, 2007 (unaudited)

(8) SHARES OF BENEFICIAL INTEREST — continued

	Shares	Par
Portfolio	Authorized	Value

Partner Small Cap Value	125,000,000	0.01
Small Cap Stock	150,000,000	0.01
Small Cap Index	200,000,000	0.01
Mid Cap Growth	400,000,000	0.01
Mid Cap Growth II	125,000,000	0.01
Partner Mid Cap Value	125,000,000	0.01
Mid Cap Stock	125,000,000	0.01
Mid Cap Index	150,000,000	0.01
Partner International Stock	400,000,000	0.01
Partner All Cap	125,000,000	0.01
Large Cap Growth	1,000,000,000	0.01
Large Cap Growth II	125,000,000	0.01

	Shares	Par
Portfolio	Authorized	Value

Partner Growth Stock	125,000,000	0.01
Large Cap Value	200,000,000	0.01
Large Cap Stock	400,000,000	0.01
Large Cap Index	200,000,000	0.01
Real Estate Securities	150,000,000	0.01
Balanced	400,000,000	0.01
High Yield	1,000,000,000	0.01
Diversified Income Plus	200,000,000	0.01
Income	1,000,000,000	0.01
Bond Index	200,000,000	0.01
Limited Maturity Bond	200,000,000	0.01
Mortgage Securities	125,000,000	0.01
Money Market	2,000,000,000	0.01

Transactions in shares of beneficial interest were as follows:

			Portfolios

			Moderately Aggressive
	Aggressive Allocation		Allocation		Moderate Allocation
	————————————————————		————————————————————		————————————————————
Six Months Ended June 29, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	6,398,345	$ 86,739,544	27,157,260	$ 355,955,540	33,243,366	$ 417,623,359

Dividends and distributions reinvested	298,960	4,236,025	1,291,185	17,495,558	2,318,790	29,668,452

Redeemed	(804,897)	(10,993,203)	(606,393)	(7,945,269)	(617,139)	(7,816,896)
	—————————	—————————	—————————	—————————	—————————	—————————

Net Change	5,892,408	$ 79,982,366	27,842,052	$ 365,505,829	34,945,017	$ 439,474,915
	===============	===============	===============	===============	===============	===============

Year Ended December 31, 2006
—————————————————————————
Sold	20,190,642	$ 244,344,760	63,267,853	$ 747,345,075	74,388,680	$ 853,499,160

Dividends and distributions reinvested	59	705	719	8,356	967	10,934

Redeemed	(833,039)	(10,116,467)	(528,072)	(6,383,152)	(364,081)	(4,252,945)
	—————————	—————————	—————————	—————————	—————————	—————————

Net Change	19,357,662	$ 234,228,998	62,740,500	$ 740,970,279	74,025,566	$ 849,257,149
	===============	===============	===============	===============	===============	===============

			Portfolios

	Moderately Conservative
	Allocation		Technology		Partner Small Cap Growth
	————————————————————		————————————————————		————————————————————
Six Months Ended June 29, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	12,397,072	$ 148,083,543	522,580	$ 4,117,307	3,153,974	$ 44,041,852

Dividends and distributions reinvested	1,061,717	12,722,985	212,077	1,732,497	491,415	6,970,287

Redeemed	(799,352)	(9,538,618)	(1,223,387)	(9,686,462)	(726,102)	(10,172,942)
	—————————	—————————	—————————	—————————	—————————	—————————

Net Change	12,659,437	$ 151,267,910	(488,730)	$ (3,836,658)	2,919,287	$ 40,839,197
	===============	===============	===============	===============	===============	===============

Year Ended December 31, 2006
—————————————————————————
Sold	24,414,181	$ 270,558,250	1,225,212	$ 9,229,797	3,878,555	$ 50,503,375

Dividends and distributions reinvested	826	9,026	104,196	804,350	23,363	306,119

Redeemed	(959,956)	(10,643,808)	(2,321,126)	(17,353,091)	(1,337,444)	(17,494,940)
	—————————	—————————	—————————	—————————	—————————	—————————

Net Change	23,455,051	$ 259,923,468	(991,718)	$ (7,318,944)	2,564,474	$ 33,314,554
	===============	===============	===============	===============	===============	===============

260

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of June 29, 2007 (unaudited)

			Portfolios

	Partner Small Cap Value		Small Cap Stock		Small Cap Index

Six Months Ended June 29, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	2,111,203	$ 42,636,755	4,462,282	$ 70,760,685	318,746	$ 7,006,718

Dividends and distributions reinvested	453,569	9,311,548	1,588,635	25,411,959	2,167,755	46,118,992

Redeemed	(1,670,658)	(33,547,401)	(7,155,483)	(113,137,436)	(2,312,396)	(51,044,121)
	—————————	—————————	—————————	—————————	—————————	—————————

Net Change	894,114	$ 18,400,902	(1,104,566)	$ (16,964,792)	174,105	$ 2,081,589
	===============	===============	===============	===============	===============	===============

Year Ended December 31, 2006
—————————————————————————
Sold	3,193,245	$ 57,784,031	9,926,411	$ 148,338,462	654,454	$ 13,348,254

Dividends and distributions reinvested	297,485	5,202,918	1,492,155	22,016,002	782,147	15,793,821

Redeemed	(1,445,158)	(26,508,120)	(4,904,777)	(74,012,947)	(5,432,410)	(111,046,239)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	2,045,572	$ 36,478,829	6,513,789	$ 96,341,517	(3,995,809)	$ (81,904,164)
	===============	===============	===============	===============	===============	===============

			Portfolios

	Mid Cap Growth		Mid Cap Growth II		Partner Mid Cap Value

Six Months Ended June 29, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	1,679,520	$ 30,701,506	70,835	$ 810,198	2,696,146	$ 36,707,515

Dividends and distributions reinvested	1,527,928	29,582,519	480,201	5,268,762	25,317	371,536

Redeemed	(5,819,392)	(108,271,007)	(389,221)	(4,609,561)	(1,266,423)	(16,918,410)
	—————————	—————————	—————————	—————————	—————————	—————————

Net Change	(2,611,944)	$ (47,986,982)	161,815	$ 1,469,399	1,455,040	$ 20,160,641
	===============	===============	===============	===============	===============	===============

Year Ended December 31, 2006
—————————————————————————
Sold	2,773,532	$ 46,954,507	153,375	$ 1,678,406	3,420,179	$ 41,671,095

Dividends and distributions reinvested	45,302	776,730	41,646	461,941	69,785	909,108

Redeemed	(11,702,626)	(197,492,966)	(1,014,358)	(11,125,465)	(1,133,233)	(14,213,477)
	—————————	—————————	—————————	—————————	—————————	—————————

Net Change	(8,883,792)	$ (149,761,729)	(819,337)	$ (8,985,118)	2,356,731	$ 28,366,726
	===============	===============	===============	===============	===============	===============

			Portfolios

	Mid Cap Stock		Mid Cap Index		Partner International Stock

Six Months Ended June 29, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	6,138,989	$ 85,296,262	399,661	$ 6,370,295	8,393,529	$ 142,770,402

Dividends and distributions reinvested	2,289,881	32,266,479	657,018	10,600,194	3,889,418	67,228,589

Redeemed	(7,437,278)	(101,826,351)	(1,135,305)	(18,134,203)	(8,954,164)	(152,657,619)
	—————————	—————————	—————————	—————————	—————————	—————————

Net Change	991,592	$ 15,736,390	(78,626)	$ (1,163,714)	3,328,783	$ 57,341,372
	===============	===============	===============	===============	===============	===============

Year Ended December 31, 2006
—————————————————————————
Sold	10,789,241	$ 137,707,129	618,940	$ 8,977,573	21,187,302	$ 310,963,553

Dividends and distributions reinvested	1,605,404	20,117,634	619,039	8,899,930	1,092,819	15,477,487

Redeemed	(2,765,542)	(35,413,338)	(2,508,212)	(36,318,454)	(17,548,113)	(255,878,797)
	—————————	—————————	—————————	—————————	—————————	—————————

Net Change	9,629,103	$ 122,411,425	(1,270,233)	$ (18,440,951)	4,732,008	$ 70,562,243
	===============	===============	===============	===============	===============	===============

261

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of June 29, 2007 (unaudited)

(8) SHARES OF BENEFICIAL INTEREST — continued

			Portfolios

	Partner All Cap		Large Cap Growth		Large Cap Growth II
	————————————————————		————————————————————		————————————————————
Six Months Ended June 29, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	544,814	$ 6,739,088	10,773,638	$ 188,443,524	74,380	$ 839,623

Dividends and distributions reinvested	901,886	10,952,328	673,024	12,284,570	205,416	2,324,505

Redeemed	(670,364)	(8,345,579)	(15,077,527)	(261,936,770)	(497,430)	(5,678,872)
	—————————	—————————	—————————	—————————	—————————	—————————

Net Change	776,336	$ 9,345,837	(3,630,865)	$ (61,208,676)	(217,634)	$ (2,514,744)
	===============	===============	===============	===============	===============	===============

Year Ended December 31, 2006
—————————————————————————
Sold	1,426,305	$ 15,744,226	21,811,334	$ 345,605,039	197,124	$ 2,068,620

Dividends and distributions reinvested	35,776	388,596	729,424	11,608,717	27,075	284,664

Redeemed	(1,292,889)	(14,318,877)	(34,005,785)	(537,000,150)	(1,064,904)	(11,155,089)
	—————————	—————————	—————————	—————————	—————————	—————————

Net Change	169,192	$ 1,813,945	(11,465,027)	$ (179,786,394)	(840,705)	$ (8,801,805)
	===============	===============	===============	===============	===============	===============

			Portfolios

	Partner Growth Stock		Large Cap Value		Large Cap Stock
	————————————————————		————————————————————		————————————————————
Six Months Ended June 29, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	503,227	$ 6,814,571	10,165,442	$ 140,600,271	14,675,891	$ 159,233,664

Dividends and distributions reinvested	479,590	6,516,289	3,332,852	46,700,593	2,318,056	25,717,443

Redeemed	(793,056)	(10,683,790)	(2,711,848)	(37,694,744)	(4,873,395)	(52,705,292)
	—————————	—————————	—————————	—————————	—————————	—————————

Net Change	189,761	$ 2,647,070	10,786,446	$ 149,606,120	12,120,552	$ 132,245,815
	===============	===============	===============	===============	===============	===============
Year Ended December 31, 2006
—————————————————————————
Sold	687,371	$ 8,364,117	18,999,023	$ 235,883,469	27,772,140	$ 273,325,925

Dividends and distributions reinvested	248,097	2,950,418	1,658,271	19,749,674	1,394,664	13,411,922

Redeemed	(2,171,642)	(26,186,208)	(7,147,503)	(89,232,613)	(13,152,828)	(130,562,174)
	—————————	—————————	—————————	—————————	—————————	—————————

Net Change	(1,236,174)	$ (14,871,673)	13,509,791	$ 166,400,530	16,013,976	$ 156,175,673
	===============	===============	===============	===============	===============	===============

			Portfolios

	Large Cap Index		Real Estate Securities		Balanced
	————————————————————		————————————————————		————————————————————
Six Months Ended June 29, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	368,127	$ 9,543,592	1,880,930	$ 42,600,443	288,366	$ 4,944,903

Dividends and distributions reinvested	1,531,434	39,806,862	1,146,586	25,277,521	944,517	16,298,675

Redeemed	(3,018,393)	(78,115,665)	(2,448,879)	(56,394,932)	(4,001,323)	(68,394,892)
	—————————	—————————	—————————	—————————	—————————	—————————

Net Change	(1,118,832)	$ (28,765,211)	578,637	$ 11,483,032	(2,768,440)	$ (47,151,314)
	===============	===============	===============	===============	===============	===============

Year Ended December 31, 2006
—————————————————————————
Sold	691,346	$ 16,066,541	4,268,377	$ 87,573,901	620,704	$ 9,756,199

Dividends and distributions reinvested	551,969	12,463,075	907,776	16,863,030	1,162,263	17,844,453

Capital contribution from adviser	—	—	—	180,068	—	—

Redeemed	(8,173,756)	(189,358,615)	(4,253,297)	(86,220,843)	(10,892,307)	(170,840,720)
	—————————	—————————	—————————	—————————	—————————	—————————

Net Change	(6,930,441)	$ (160,828,999)	922,856	$ 18,396,156	(9,109,340)	$ (143,240,068)
	===============	===============	===============	===============	===============	===============

262

THRIVENT SERIES FUND, INC.
Notes to Financial Statements
As of June 29, 2007 (unaudited)

			Portfolios

	High Yield		Diversified Income Plus		Income
	————————————————————		————————————————————		————————————————————
Six Months Ended June 29, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	10,327,210	$ 53,135,379	5,467,103	$ 39,937,305	30,686,344	$ 300,539,381

Dividends and distributions reinvested	6,516,250	33,489,702	362,450	2,651,827	3,044,512	30,089,130

Redeemed	(49,562,603)	(253,326,493)	(833,387)	(6,066,541)	(8,018,524)	(79,265,070)
	—————————	—————————	—————————	—————————	—————————	—————————

Net Change	(32,719,143)	$ (166,701,412)	4,996,166	$ 36,522,591	25,712,332	$ 251,363,441
	===============	===============	===============	===============	===============	===============

Year Ended December 31, 2006
—————————————————————————
Sold	38,855,737	$ 194,598,413	3,545,527	$ 24,172,724	33,046,392	$ 323,375,361

Dividends and distributions reinvested	13,430,063	67,173,264	524,198	3,423,713	5,811,528	56,838,302

Redeemed	(46,522,259)	(232,895,233)	(3,397,543)	(22,287,238)	(22,458,305)	(219,576,875)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	5,763,541	$ 28,876,444	672,182	$ 5,309,199	16,399,615	$ 160,636,788
	===============	===============	===============	===============	===============	===============

			Portfolios

	Bond Index		Limited Maturity Bond		Mortgage Securities
	————————————————————		————————————————————		————————————————————
Six Months Ended June 29, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	665,562	$ 6,786,378	18,004,738	$ 178,344,653	217,591	$ 2,107,957

Dividends and distributions reinvested	540,891	5,515,090	1,729,414	17,144,041	141,715	1,371,802

Redeemed	(2,422,622)	(24,694,386)	(4,712,415)	(46,668,915)	(704,921)	(6,827,240)
	—————————	—————————	—————————	—————————	—————————	—————————

Net Change	(1,216,169)	$ (12,392,918)	15,021,737	$ 148,819,779	(345,615)	$ (3,347,481)
	===============	===============	===============	===============	===============	===============

Year Ended December 31, 2006
—————————————————————————
Sold	1,222,750	$ 12,433,116	29,524,176	$ 292,189,829	462,329	$ 4,461,916

Dividends and distributions reinvested	1,160,306	11,775,809	2,422,268	23,958,814	317,173	3,061,441

Redeemed	(5,558,654)	(56,376,854)	(10,631,303)	(105,290,694)	(1,689,128)	(16,305,538)
	—————————	—————————	—————————	—————————	—————————	—————————

Net Change	(3,175,598)	$ (32,167,929)	21,315,141	$ 210,857,949	(909,626)	$ (8,782,181)
	===============	===============	===============	===============	===============	===============

	Portfolio

	Money Market
	————————————————————
Six Months Ended June 29, 2007	Shares	Amount
—————————————————————————	—————————	—————————
Sold	998,714,890	$ 998,714,890

Dividends and distributions reinvested	15,445,507	15,445,507

Redeemed	(907,816,347)	(907,816,347)
	—————————	—————————

Net Change	106,344,050	$ 106,344,050
	===============	===============

Year Ended December 31, 2006
—————————————————————————
Sold	1,054,405,961	$1,054,405,961

Dividends and distributions reinvested	23,015,583	23,015,583

Redeemed	(860,650,210)	(860,650,210)
	—————————	—————————

Net Change	216,771,334	$ 216,771,334
	===============	===============

263

	Thrivent Series Fund, Inc.									Thrivent Series Fund, Inc.
	Financial Highlights									Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)											R A T I O S /	S U P P L E M E N T A L	D A T A

													Ratios to Average
													Net Assets Before Expenses
						Less Distributions					Ratios to Average Net		Waived, Credited or Paid
		Income from Investment Operations				from					Assets(d)		Indirectly(d)

	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income (Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income (Loss)	Expenses	Income (Loss)	Rate

AGGRESSIVE ALLOCATION PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	$13.01	$0.10	$1.05	$1.15	$(0.08)	$(0.06)	$(0.14)	$14.02	8.79%	$442.1	0.09%	1.92%	0.20%	1.81%	12%
Year Ended 12/31/2006	11.44	0.07	1.50	1.57	—	—	—	13.01	13.77%	333.6	0.04%	0.88%	0.20%	0.72%	8%
Year Ended 12/31/2005 (e)	10.00	—	1.44	1.44	—	—	—	11.44	14.45%	71.8	0.10%	0.11%	0.37%	(0.16)%	7%

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	12.66	0.12	0.77	0.89	(0.11)	(0.05)	(0.16)	13.39	7.02%	1,497.7	0.09%	2.71%	0.17%	2.63%	15%
Year Ended 12/31/2006	11.19	0.12	1.35	1.47	—	—	—	12.66	13.15%	1,063.8	0.05%	1.58%	0.18%	1.44%	14%
Year Ended 12/31/2005 (e)	10.00	0.02	1.19	1.21	(0.02)	—	(0.02)	11.19	12.12%	238.1	0.10%	0.69%	0.24%	0.55%	4%

MODERATE ALLOCATION PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	12.22	0.14	0.53	0.67	(0.15)	(0.07)	(0.22)	12.67	5.47%	1,763.2	0.11%	3.35%	0.17%	3.28%	16%
Year Ended 12/31/2006	10.96	0.18	1.08	1.26	—	—	—	12.22	11.52%	1,274.0	0.08%	2.29%	0.18%	2.19%	19%
Year Ended 12/31/2005 (e)	10.00	0.04	0.96	1.00	(0.04)	—	(0.04)	10.96	9.98%	331.2	0.12%	1.29%	0.22%	1.19%	4%

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	11.69	0.14	0.34	0.48	(0.20)	(0.07)	(0.27)	11.90	4.10%	593.4	0.16%	3.82%	0.20%	3.78%	9%
Year Ended 12/31/2006	10.68	0.23	0.78	1.01	—	—	—	11.69	9.53%	434.9	0.15%	2.94%	0.20%	2.89%	19%
Year Ended 12/31/2005 (e)	10.00	0.06	0.68	0.74	(0.06)	—	(0.06)	10.68	7.40%	146.7	0.17%	2.12%	0.27%	2.02%	5%

TECHNOLOGY PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	7.67	(0.01)	0.78	0.77	—	(0.27)	(0.27)	8.17	10.15%	52.9	0.86%	(0.21)%	0.87%	(0.22)%	63%
Year Ended 12/31/2006	7.53	(0.02)	0.26	0.24	—	(0.10)	(0.10)	7.67	3.26%	53.4	0.88%	(0.23)%	0.89%	(0.24)%	133%
Year Ended 12/31/2005	7.28	(0.02)	0.29	0.27	(0.02)	—	(0.02)	7.53	3.72%	59.8	0.86%	(0.33)%	0.88%	(0.34)%	47%
Year Ended 12/31/2004	6.94	0.02	0.32	0.34	—	—	—	7.28	4.85%	56.6	0.73%	0.35%	0.90%	0.18%	59%
Year Ended 12/31/2003	4.59	(0.01)	2.36	2.35	—	—	—	6.94	51.36%	41.2	0.73%	(0.36)%	1.17%	(0.80)%	68%
Year Ended 12/31/2002	7.87	(0.01)	(3.27)	(3.28)	—	—	—	4.59	(41.71)%	13.3	0.74%	(0.50)%	1.59%	(1.35)%	57%

PARTNER SMALL CAP GROWTH PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	13.58	(0.02)	1.32	1.30	—	(0.81)	(0.81)	14.07	9.55%	152.4	1.00%	(0.39)%	1.11%	(0.49)%	44%
Year Ended 12/31/2006	12.11	(0.05)	1.57	1.52	—	(0.05)	(0.05)	13.58	12.59%	107.4	0.99%	(0.42)%	1.12%	(0.55)%	113%
Year Ended 12/31/2005	12.33	(0.06)	0.50	0.44	—	(0.66)	(0.66)	12.11	3.96%	64.7	0.99%	(0.60)%	1.17%	(0.78)%	104%
Year Ended 12/31/2004	11.07	(0.07)	1.33	1.26	—	—	—	12.33	11.32%	53.9	1.00%	(0.69)%	1.19%	(0.88)%	255%
Year Ended 12/31/2003	7.70	(0.04)	3.41	3.37	—	—	—	11.07	43.83%	40.1	1.00%	(0.57)%	1.28%	(0.85)%	52%
Year Ended 12/31/2002	10.55	(0.04)	(2.81)	(2.85)	—	—	—	7.70	(27.02)%	20.3	1.00%	(0.52)%	1.11%	(0.63)%	29%

PARTNER SMALL CAP VALUE PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	19.57	0.06	1.52	1.58	(0.07)	(0.96)	(1.03)	20.12	7.98%	186.3	0.86%	0.73%	0.88%	0.72%	17%
Year Ended 12/31/2006	16.82	0.08	3.45	3.53	(0.04)	(0.74)	(0.78)	19.57	21.50%	163.6	0.86%	0.52%	0.88%	0.51%	25%
Year Ended 12/31/2005	16.56	0.07	0.71	0.78	(0.04)	(0.48)	(0.52)	16.82	4.89%	106.2	0.88%	0.51%	0.89%	0.49%	37%
Year Ended 12/31/2004	13.73	0.07	2.95	3.02	—	(0.19)	(0.19)	16.56	22.26%	77.5	0.80%	0.51%	0.99%	0.32%	106%
Year Ended 12/31/2003 (f)	10.00	0.01	4.15	4.16	(0.01)	(0.42)	(0.43)	13.73	41.55%	19.8	0.80%	0.12%	1.69%	(0.77)%	54%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of								(d) Computed on an annualized basis for periods less than one year.
fund shares.								(e) Since inception, April 29, 2005.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.								(f) Since inception, April 30, 2003.

The accompanying Notes to Financial Statements are an integral part of this schedule.									The accompanying Notes to Financial Statements are an integral part of this schedule.

		264									265

	Thrivent Series Fund, Inc.									Thrivent Series Fund, Inc.
	Financial Highlights — continued									Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)								R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
						Less Distributions					Ratios to Average Net		Waived, Credited or Paid
		Income from Investment Operations				from					Assets(d)		Indirectly(d)

	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income (Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income (Loss)	Expenses	Income (Loss)	Rate

SMALL CAP STOCK PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	$15.43	$0.07	$1.25	$1.32	$(0.05)	$(0.88)	$(0.93)	$15.82	8.47%	$399.6	0.72%	0.79%	0.73%	0.78%	46%
Year Ended 12/31/2006	14.62	0.05	1.78	1.83	(0.02)	(1.00)	(1.02)	15.43	12.79%	406.7	0.73%	0.33%	0.74%	0.32%	94%
Year Ended 12/31/2005	14.74	0.02	1.16	1.18	(0.01)	(1.29)	(1.30)	14.62	8.81%	290.2	0.74%	0.20%	0.76%	0.19%	113%
Year Ended 12/31/2004	12.34	0.01	2.56	2.57	—	(0.17)	(0.17)	14.74	20.94%	216.8	0.76%	0.06%	0.78%	0.04%	93%
Year Ended 12/31/2003	8.81	—	3.53	3.53	—	—	—	12.34	40.19%	156.9	0.69%	0.00%	0.82%	(0.13)%	122%
Year Ended 12/31/2002	11.09	—	(2.26)	(2.26)	—	(0.02)	(0.02)	8.81	(20.41)%	87.9	0.69%	0.04%	0.96%	(0.23)%	92%

SMALL CAP INDEX PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	21.55	0.13	1.71	1.84	(0.14)	(2.33)	(2.47)	20.92	8.35%	430.6	0.39%	1.09%	0.39%	1.08%	7%
Year Ended 12/31/2006	19.41	0.17	2.64	2.81	(0.14)	(0.53)	(0.67)	21.55	14.72%	439.8	0.39%	0.71%	0.39%	0.71%	14%
Year Ended 12/31/2005	19.26	0.15	1.18	1.33	(0.13)	(1.05)	(1.18)	19.41	7.32%	473.7	0.39%	0.75%	0.39%	0.75%	14%
Year Ended 12/31/2004	15.83	0.13	3.36	3.49	(0.06)	—	(0.06)	19.26	22.10%	485.9	0.34%	0.80%	0.39%	0.75%	21%
Year Ended 12/31/2003	11.52	0.07	4.29	4.36	(0.05)	—	(0.05)	15.83	38.16%	394.8	0.40%	0.52%	0.40%	0.52%	15%
Year Ended 12/31/2002	13.59	0.05	(2.07)	(2.02)	—	(0.05)	(0.05)	11.52	(14.87)%	273.4	0.40%	0.40%	0.40%	0.40%	17%

MID CAP GROWTH PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	17.59	0.03	2.55	2.58	(0.08)	(0.79)	(0.87)	19.30	14.65%	668.0	0.45%	0.28%	0.45%	0.28%	42%
Year Ended 12/31/2006	16.21	0.08	1.32	1.40	(0.02)	—	(0.02)	17.59	8.63%	654.9	0.45%	0.40%	0.45%	0.40%	149%
Year Ended 12/31/2005	14.57	0.02	1.62	1.64	—	—	—	16.21	11.27%	747.5	0.45%	0.11%	0.45%	0.11%	135%
Year Ended 12/31/2004	13.08	—	1.49	1.49	—	—	—	14.57	11.36%	784.9	0.45%	0.00%	0.46%	(0.01)%	150%
Year Ended 12/31/2003	9.63	—	3.45	3.45	—	—	—	13.08	35.92%	478.8	0.40%	(0.03)%	0.44%	(0.07)%	79%
Year Ended 12/31/2002	13.04	—	(3.39)	(3.39)	(0.02)	—	(0.02)	9.63	(26.09)%	348.8	0.40%	(0.06)%	0.45%	(0.11)%	51%

MID CAP GROWTH PORTFOLIO II
Six Months Ended 6/29/2007 (unaudited)	11.37	0.01	1.66	1.67	(0.06)	(2.05)	(2.11)	10.93	14.66%	32.3	0.61%	0.09%	1.11%	(0.42)%	42%
Year Ended 12/31/2006	10.60	0.06	0.85	0.91	(0.02)	(0.12)	(0.14)	11.37	8.60%	31.7	0.39%	0.44%	1.11%	(0.28)%	147%
Year Ended 12/31/2005	9.53	0.02	1.05	1.07	—	—	—	10.60	11.22%	38.2	0.39%	0.17%	1.10%	(0.54)%	136%
Year Ended 12/31/2004	8.19	—	1.34	1.34	—	—	—	9.53	16.41%	38.4	0.47%	(0.04)%	1.16%	(0.73)%	227%
Year Ended 12/31/2003	5.96	(0.03)	2.26	2.23	—	—	—	8.19	37.34%	30.5	0.90%	(0.47)%	1.34%	(0.91)%	105%
Year Ended 12/31/2002	10.60	(0.02)	(4.60)	(4.62)	—	(0.02)	(0.02)	5.96	(43.66)%	17.6	0.90%	(0.36)%	1.02%	(0.48)%	171%

PARTNER MID CAP VALUE PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	13.06	0.06	1.22	1.28	—	(0.07)	(0.07)	14.27	9.78%	80.8	0.90%	1.03%	0.91%	1.02%	38%
Year Ended 12/31/2006	11.48	0.10	1.70	1.80	(0.10)	(0.12)	(0.22)	13.06	15.72%	54.9	0.96%	1.07%	0.98%	1.05%	57%
Year Ended 12/31/2005 (e)	10.00	0.04	1.51	1.55	(0.04)	(0.03)	(0.07)	11.48	15.44%	21.2	1.25%	0.88%	1.49%	0.63%	30%

MID CAP STOCK PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	13.41	0.04	1.43	1.47	(0.12)	(0.98)	(1.10)	13.78	10.68%	387.3	0.72%	0.75%	0.73%	0.73%	104%
Year Ended 12/31/2006	12.82	0.13	1.51	1.64	(0.05)	(1.00)	(1.05)	13.41	13.41%	363.8	0.73%	1.26%	0.75%	1.24%	184%
Year Ended 12/31/2005	11.66	0.05	1.76	1.81	(0.02)	(0.63)	(0.65)	12.82	16.37%	224.2	0.76%	0.62%	0.78%	0.60%	124%
Year Ended 12/31/2004	10.04	0.02	1.70	1.72	—	(0.10)	(0.10)	11.66	17.24%	111.7	0.68%	0.26%	0.82%	0.12%	126%
Year Ended 12/31/2003	7.60	0.02	2.44	2.46	(0.02)	—	(0.02)	10.04	32.28%	73.4	0.68%	0.31%	1.01%	(0.02)%	85%
Year Ended 12/31/2002	9.02	0.02	(1.42)	(1.40)	(0.02)	—	(0.02)	7.60	(15.46)%	31.3	0.68%	0.36%	1.05%	(0.01)%	59%

(a) All per share amounts have been rounded to the nearest cent.								(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(b)The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of								(d)Computed on an annualized basis for periods less than one year.
fund shares.								(e) Since inception, April 29, 2005.

The accompanying Notes to Financial Statements are an integral part of this schedule.								The accompanying Notes to Financial Statements are an integral part of this schedule.

266								267

	Thrivent Series Fund, Inc.									Thrivent Series Fund, Inc.
	Financial Highlights — continued									Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)								R A T I O S / S U P P L E M E N T A L D A T A

					Less Distributions						Ratios to Average Net		Waived, Credited or Paid
	Income from Investment Operations				from						Assets(d)		Indirectly(d)

	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income (Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income (Loss)	Expenses	Income (Loss)	Rate

MID CAP INDEX PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	$15.05	$0.12	$1.66	$1.78	$(0.15)	$(0.90)	$(1.05)	$15.78	11.70%	$166.2	0.42%	1.38%	0.43%	1.37%	7%
Year Ended 12/31/2006	14.43	0.18	1.20	1.38	(0.14)	(0.62)	(0.76)	15.05	9.81%	159.8	0.43%	1.10%	0.43%	1.10%	11%
Year Ended 12/31/2005	13.34	0.14	1.44	1.58	(0.07)	(0.42)	(0.49)	14.43	12.34%	171.5	0.43%	1.08%	0.44%	1.07%	19%
Year Ended 12/31/2004	11.53	0.08	1.74	1.82	—	(0.01)	(0.01)	13.34	15.75%	135.4	0.45%	0.77%	0.46%	0.76%	23%
Year Ended 12/31/2003	8.65	0.06	2.95	3.01	(0.06)	(0.07)	(0.13)	11.53	34.80%	76.2	0.36%	0.88%	0.64%	0.60%	25%
Year Ended 12/31/2002	10.23	0.05	(1.54)	(1.49)	(0.05)	(0.04)	(0.09)	8.65	(14.65)%	30.6	0.34%	0.79%	0.83%	0.30%	14%

PARTNER INTERNATIONAL STOCK PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	16.32	0.19	1.56	1.75	(0.24)	(0.55)	(0.79)	17.28	10.70%	1,477.9	0.82%	2.40%	0.88%	2.35%	74%
Year Ended 12/31/2006	13.63	0.23	2.67	2.90	(0.21)	—	(0.21)	16.32	21.50%	1,341.8	0.89%	1.51%	0.89%	1.51%	50%
Year Ended 12/31/2005	12.12	0.17	1.48	1.65	(0.14)	—	(0.14)	13.63	13.71%	1,055.9	0.94%	1.58%	0.94%	1.58%	46%
Year Ended 12/31/2004	10.62	0.13	1.52	1.65	(0.15)	—	(0.15)	12.12	15.65%	721.0	0.94%	1.18%	0.94%	1.18%	63%
Year Ended 12/31/2003	8.23	0.11	2.41	2.52	(0.13)	—	(0.13)	10.62	31.27%	420.7	0.85%	1.28%	0.96%	1.17%	26%
Year Ended 12/31/2002	10.02	0.10	(1.85)	(1.75)	(0.04)	—	(0.04)	8.23	(17.43)%	323.3	0.85%	1.08%	0.95%	0.98%	20%

PARTNER ALL CAP PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	12.03	0.03	1.35	1.38	(0.06)	(1.32)	(1.38)	12.03	11.37%	105.9	0.84%	0.56%	1.05%	0.36%	63%
Year Ended 12/31/2006	10.47	0.06	1.55	1.61	(0.05)	—	(0.05)	12.03	15.47%	96.5	0.85%	0.51%	1.05%	0.31%	162%
Year Ended 12/31/2005	8.89	0.05	1.58	1.63	(0.05)	—	(0.05)	10.47	18.33%	82.2	0.95%	0.62%	1.08%	0.49%	150%
Year Ended 12/31/2004	7.83	0.04	1.03	1.07	(0.01)	—	(0.01)	8.89	13.64%	59.7	0.95%	0.55%	1.13%	0.37%	172%
Year Ended 12/31/2003	6.35	0.02	1.47	1.49	(0.01)	—	(0.01)	7.83	23.52%	48.6	0.95%	0.26%	1.12%	0.09%	163%
Year Ended 12/31/2002	10.30	(0.01)	(3.93)	(3.94)	—	(0.01)	(0.01)	6.35	(38.33)%	35.5	0.95%	(0.18)%	1.03%	(0.26)%	192%

LARGE CAP GROWTH PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	16.64	0.06	1.44	1.50	(0.09)	—	(0.09)	18.05	8.99%	2,463.1	0.45%	0.60%	0.45%	0.60%	93%
Year Ended 12/31/2006	15.67	0.09	0.96	1.05	(0.08)	—	(0.08)	16.64	6.72%	2,331.7	0.45%	0.54%	0.45%	0.53%	141%
Year Ended 12/31/2005	14.76	0.08	0.95	1.03	(0.12)	—	(0.12)	15.67	7.01%	2,375.0	0.45%	0.50%	0.45%	0.50%	111%
Year Ended 12/31/2004	13.78	0.11	0.94	1.05	(0.07)	—	(0.07)	14.76	7.68%	2,448.2	0.45%	0.79%	0.45%	0.79%	104%
Year Ended 12/31/2003	10.62	0.07	3.15	3.22	(0.06)	—	(0.06)	13.78	30.49%	2,478.8	0.40%	0.56%	0.42%	0.54%	101%
Year Ended 12/31/2002	15.25	0.07	(4.63)	(4.56)	(0.07)	—	(0.07)	10.62	(29.99)%	2,004.7	0.40%	0.48%	0.42%	0.46%	83%

LARGE CAP GROWTH PORTFOLIO II
Six Months Ended 6/29/2007 (unaudited)	11.00	0.03	0.97	1.00	(0.08)	(0.73)	(0.81)	11.19	8.93%	34.1	0.65%	0.37%	1.05%	(0.04)%	88%
Year Ended 12/31/2006	10.37	0.07	0.63	0.70	(0.06)	(0.01)	(0.07)	11.00	6.78%	35.9	0.40%	0.57%	1.03%	(0.07)%	132%
Year Ended 12/31/2005	9.77	0.06	0.62	0.68	(0.08)	—	(0.08)	10.37	7.08%	42.6	0.40%	0.55%	1.00%	(0.05)%	113%
Year Ended 12/31/2004	9.08	0.08	0.61	0.69	—	—	—	9.77	7.56%	43.9	0.38%	0.87%	1.08%	0.17%	177%
Year Ended 12/31/2003	7.40	0.01	1.68	1.69	(0.01)	—	(0.01)	9.08	22.75%	39.1	0.80%	0.10%	1.26%	(0.36)%	261%
Year Ended 12/31/2002	10.08	0.01	(2.68)	(2.67)	(0.01)	—	(0.01)	7.40	(26.53)%	24.5	0.80%	0.12%	0.90%	0.02%	214%

PARTNER GROWTH STOCK PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	13.08	0.05	1.07	1.12	(0.07)	(0.68)	(0.75)	13.45	8.49%	122.5	0.79%	0.68%	0.89%	0.57%	21%
Year Ended 12/31/2006	11.86	0.07	1.45	1.52	(0.02)	(0.28)	(0.30)	13.08	13.17%	116.7	0.79%	0.55%	0.90%	0.44%	39%
Year Ended 12/31/2005	11.21	0.02	0.68	0.70	(0.05)	—	(0.05)	11.86	6.32%	120.4	0.90%	0.23%	0.90%	0.22%	42%
Year Ended 12/31/2004	10.19	0.07	0.95	1.02	—	—	—	11.21	9.95%	107.4	0.80%	0.64%	0.92%	0.52%	33%
Year Ended 12/31/2003	7.79	0.02	2.40	2.42	(0.02)	—	(0.02)	10.19	31.05%	69.7	0.80%	0.26%	0.96%	0.10%	41%
Year Ended 12/31/2002	10.16	0.01	(2.37)	(2.36)	(0.01)	—	(0.01)	7.79	(23.20)%	36.8	0.80%	0.26%	0.89%	0.17%	37%

(a) All per share amounts have been rounded to the nearest cent.
(b)The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of								(c)Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
fund shares.								(d) Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.								The accompanying Notes to Financial Statements are an integral part of this schedule.

268								269

	Thrivent Series Fund, Inc.									Thrivent Series Fund, Inc.
	Financial Highlights — continued									Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)								R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
											Ratios to Average Net		Net Assets Before Expenses
						Less Distributions					Assets(d)		Waived, Credited or Paid
	Income from Investment Operations					from							Indirectly(d)

	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income (Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income (Loss)	Expenses	Income (Loss)	Rate

LARGE CAP VALUE PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	$13.50	$0.08	$0.95	$1.03	$(0.17)	$(0.59)	$(0.76)	$13.77	7.48%	$935.5	0.64%	1.61%	0.65%	1.60%	22%
Year Ended 12/31/2006	11.78	0.18	1.97	2.15	(0.14)	(0.29)	(0.43)	13.50	18.72%	771.7	0.64%	1.65%	0.65%	1.64%	43%
Year Ended 12/31/2005	11.14	0.14	0.63	0.77	(0.13)	—	(0.13)	11.78	7.02%	514.5	0.65%	1.53%	0.65%	1.52%	53%
Year Ended 12/31/2004	9.76	0.13	1.25	1.38	—	—	—	11.14	14.13%	351.2	0.66%	1.52%	0.66%	1.52%	51%
Year Ended 12/31/2003	7.74	0.09	2.02	2.11	(0.09)	—	(0.09)	9.76	27.08%	220.4	0.60%	1.41%	0.68%	1.33%	32%
Year Ended 12/31/2002	10.14	0.07	(2.39)	(2.32)	(0.08)	—	(0.08)	7.74	(22.85)%	95.1	0.60%	1.39%	0.66%	1.33%	104%

LARGE CAP STOCK PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	10.54	0.06	0.65	0.71	(0.12)	(0.18)	(0.30)	10.95	6.77%	994.3	0.66%	1.48%	0.66%	1.48%	79%
Year Ended 12/31/2006	9.62	0.13	0.99	1.12	(0.07)	(0.13)	(0.20)	10.54	11.95%	829.3	0.67%	1.45%	0.68%	1.44%	77%
Year Ended 12/31/2005	9.28	0.07	0.42	0.49	(0.08)	(0.07)	(0.15)	9.62	5.31%	602.4	0.71%	0.95%	0.72%	0.94%	60%
Year Ended 12/31/2004	8.56	0.10	0.62	0.72	—	—	—	9.28	8.49%	442.9	0.72%	1.16%	0.73%	1.15%	68%
Year Ended 12/31/2003	7.08	0.04	1.48	1.52	(0.04)	—	(0.04)	8.56	21.36%	282.4	0.64%	0.80%	0.77%	0.67%	33%
Year Ended 12/31/2002	9.19	0.04	(2.11)	(2.07)	(0.04)	—	(0.04)	7.08	(22.50)%	76.6	0.64%	0.67%	0.86%	0.45%	7%

LARGE CAP INDEX PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	25.32	0.24	1.50	1.74	(0.44)	(1.06)	(1.50)	25.56	6.76%	705.4	0.36%	1.60%	0.36%	1.59%	2%
Year Ended 12/31/2006	22.31	0.43	2.94	3.37	(0.36)	—	(0.36)	25.32	15.36%	727.3	0.36%	1.59%	0.36%	1.59%	7%
Year Ended 12/31/2005	21.63	0.35	0.67	1.02	(0.34)	—	(0.34)	22.31	4.75%	795.3	0.35%	1.54%	0.35%	1.54%	7%
Year Ended 12/31/2004	19.79	0.34	1.73	2.07	(0.23)	—	(0.23)	21.63	10.56%	831.9	0.32%	1.70%	0.37%	1.65%	6%
Year Ended 12/31/2003	15.68	0.24	4.10	4.34	(0.23)	—	(0.23)	19.79	28.21%	725.0	0.36%	1.42%	0.36%	1.42%	1%
Year Ended 12/31/2002	20.26	0.23	(4.73)	(4.50)	—	(0.08)	(0.08)	15.68	(22.21)%	535.0	0.36%	1.24%	0.36%	1.24%	6%

REAL ESTATE SECURITIES PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	22.93	0.22	(1.47)	(1.25)	(0.30)	(1.37)	(1.67)	20.01	(6.14)%	332.6	0.85%	1.93%	0.86%	1.92%	30%
Year Ended 12/31/2006	18.16	0.29	5.65	5.94	(0.29)	(0.88)	(1.17)	22.93	34.18%	367.9	0.84%	1.41%	0.86%	1.40%	69%
Year Ended 12/31/2005	17.04	0.26	1.80	2.06	(0.24)	(0.70)	(0.94)	18.16	13.25%	274.6	0.86%	1.88%	0.87%	1.87%	83%
Year Ended 12/31/2004	12.66	0.37	4.07	4.44	—	(0.06)	(0.06)	17.04	35.19%	175.0	0.79%	2.60%	0.90%	2.49%	119%
Year Ended 12/31/2003 (e)	10.00	0.20	2.80	3.00	(0.20)	(0.14)	(0.34)	12.66	30.02%	51.8	0.80%	4.87%	1.11%	4.56%	45%

BALANCED PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	16.77	0.29	0.52	0.81	(0.53)	—	(0.53)	17.05	4.78%	528.2	0.38%	2.76%	0.39%	2.75%	62%
Year Ended 12/31/2006	15.48	0.50	1.22	1.72	(0.43)	—	(0.43)	16.77	11.41%	566.1	0.38%	2.72%	0.39%	2.72%	127%
Year Ended 12/31/2005	15.28	0.42	0.16	0.58	(0.38)	—	(0.38)	15.48	3.92%	663.5	0.37%	2.52%	0.38%	2.52%	130%
Year Ended 12/31/2004	14.45	0.37	0.78	1.15	(0.32)	—	(0.32)	15.28	8.09%	748.7	0.33%	2.54%	0.37%	2.50%	119%
Year Ended 12/31/2003	12.75	0.33	1.78	2.11	(0.41)	—	(0.41)	14.45	17.17%	721.1	0.36%	2.49%	0.36%	2.49%	69%
Year Ended 12/31/2002	14.38	0.39	(1.72)	(1.33)	—	(0.30)	(0.30)	12.75	(9.25)%	620.7	0.36%	2.81%	0.36%	2.81%	25%

HIGH YIELD PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	5.11	0.21	(0.08)	0.13	(0.20)	—	(0.20)	5.04	2.80%	671.5	0.45%	7.99%	0.45%	7.99%	35%
Year Ended 12/31/2006	5.01	0.40	0.10	0.50	(0.40)	—	(0.40)	5.11	10.31%	847.0	0.45%	8.00%	0.45%	7.99%	66%
Year Ended 12/31/2005	5.22	0.41	(0.21)	0.20	(0.41)	—	(0.41)	5.01	4.04%	802.6	0.45%	8.05%	0.45%	8.04%	53%
Year Ended 12/31/2004	5.14	0.42	0.08	0.50	(0.42)	—	(0.42)	5.22	10.14%	884.5	0.45%	8.21%	0.45%	8.21%	71%
Year Ended 12/31/2003	4.40	0.44	0.73	1.17	(0.43)	—	(0.43)	5.14	28.00%	851.5	0.40%	9.22%	0.43%	9.19%	86%
Year Ended 12/31/2002	5.41	0.56	(1.01)	(0.45)	(0.56)	—	(0.56)	4.40	(8.65)%	719.9	0.40%	11.64%	0.43%	11.61%	79%

(a) All per share amounts have been rounded to the nearest cent.								(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(b)The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of								(d)Computed on an annualized basis for periods less than one year.
fund shares.								(e) Since inception, April 30, 2003.

The accompanying Notes to Financial Statements are an integral part of this schedule.								The accompanying Notes to Financial Statements are an integral part of this schedule.

270								271

	Thrivent Series Fund, Inc.								Thrivent Series Fund, Inc.
	Financial Highlights — continued								Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)								R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
											Ratios to Average Net		Net Assets Before Expenses
						Less Distributions					Assets(d)		Waived, Credited or Paid
		Income from Investment Operations				from							Indirectly (d)

	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income (Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income (Loss)	Expenses	Income (Loss)	Rate

DIVERSIFIED INCOME PLUS PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	$7.19	$0.14	$(0.07)	$0.07	$(0.14)	$—	$(0.14)	$7.12	1.01%	$142.7	0.49%	5.50%	0.51%	5.48%	84%
Year Ended 12/31/2006	6.54	0.42	0.48	0.90	(0.25)	—	(0.25)	7.19	14.19%	108.1	0.51%	6.62%	0.52%	6.60%	170%
Year Ended 12/31/2005	6.80	0.49	(0.26)	0.23	(0.49)	—	(0.49)	6.54	3.62%	94.0	0.49%	7.46%	0.51%	7.44%	66%
Year Ended 12/31/2004	6.74	0.46	0.06	0.52	(0.46)	—	(0.46)	6.80	8.02%	105.1	0.49%	6.89%	0.51%	6.87%	91%
Year Ended 12/31/2003	5.81	0.50	0.93	1.43	(0.50)	—	(0.50)	6.74	25.41%	76.0	0.41%	7.86%	0.59%	7.68%	96%
Year Ended 12/31/2002	6.33	0.52	(0.52)	—	(0.52)	—	(0.52)	5.81	0.40%	41.1	0.40%	8.89%	0.64%	8.65%	100%

INCOME PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	9.90	0.27	(0.18)	0.09	(0.26)	—	(0.26)	9.73	0.91%	1,313.0	0.44%	5.48%	0.45%	5.48%	129%
Year Ended 12/31/2006	9.95	0.51	0.01	0.52	(0.51)	(0.06)	(0.57)	9.90	5.42%	1,081.8	0.45%	5.22%	0.45%	5.22%	303%
Year Ended 12/31/2005	10.23	0.47	(0.24)	0.23	(0.47)	(0.04)	(0.51)	9.95	2.31%	924.3	0.45%	4.70%	0.45%	4.69%	259%
Year Ended 12/31/2004	10.20	0.44	0.03	0.47	(0.44)	—	(0.44)	10.23	4.74%	985.1	0.45%	4.36%	0.45%	4.36%	207%
Year Ended 12/31/2003	9.83	0.45	0.37	0.82	(0.45)	—	(0.45)	10.20	8.51%	1,067.1	0.40%	4.47%	0.42%	4.45%	251%
Year Ended 12/31/2002	9.80	0.51	0.03	0.54	(0.51)	—	(0.51)	9.83	5.75%	1,146.3	0.40%	5.29%	0.43%	5.26%	151%

BOND INDEX PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	10.22	0.24	(0.16)	0.08	(0.24)	—	(0.24)	10.06	0.78%	221.7	0.41%	4.83%	0.43%	4.82%	171%
Year Ended 12/31/2006	10.30	0.48	(0.08)	0.40	(0.48)	—	(0.48)	10.22	4.04%	237.8	0.41%	4.70%	0.42%	4.69%	352%
Year Ended 12/31/2005	10.52	0.44	(0.22)	0.22	(0.44)	—	(0.44)	10.30	2.18%	272.4	0.40%	4.19%	0.41%	4.18%	360%
Year Ended 12/31/2004	10.58	0.43	(0.02)	0.41	(0.43)	(0.04)	(0.47)	10.52	3.91%	275.6	0.40%	3.99%	0.41%	3.98%	349%
Year Ended 12/31/2003	10.66	0.42	(0.05)	0.37	(0.45)	—	(0.45)	10.58	3.59%	244.7	0.34%	3.90%	0.41%	3.83%	213%
Year Ended 12/31/2002	10.24	0.51	0.46	0.97	(0.55)	—	(0.55)	10.66	9.68%	183.9	0.35%	4.87%	0.44%	4.78%	38%

LIMITED MATURITY BOND PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	9.92	0.24	(0.04)	0.20	(0.24)	—	(0.24)	9.88	2.01%	811.3	0.44%	4.88%	0.45%	4.88%	78%
Year Ended 12/31/2006	9.92	0.44	—	0.44	(0.44)	—	(0.44)	9.92	4.57%	665.6	0.44%	4.49%	0.45%	4.48%	137%
Year Ended 12/31/2005	10.09	0.37	(0.17)	0.20	(0.37)	—	(0.37)	9.92	1.96%	454.1	0.45%	3.70%	0.46%	3.69%	267%
Year Ended 12/31/2004	10.21	0.29	(0.10)	0.19	(0.29)	(0.02)	(0.31)	10.09	1.89%	316.2	0.46%	2.84%	0.46%	2.84%	219%
Year Ended 12/31/2003	10.16	0.29	0.15	0.44	(0.29)	(0.10)	(0.39)	10.21	4.48%	218.8	0.40%	2.85%	0.46%	2.79%	255%
Year Ended 12/31/2002	9.91	0.32	0.25	0.57	(0.32)	—	(0.32)	10.16	5.78%	159.3	0.40%	3.11%	0.46%	3.05%	236%

MORTGAGE SECURITIES PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	9.71	0.24	(0.18)	0.06	(0.24)	—	(0.24)	9.53	0.56%	53.4	0.64%	5.11%	0.64%	5.11%	390%
Year Ended 12/31/2006	9.75	0.48	(0.04)	0.44	(0.48)	—	(0.48)	9.71	4.71%	57.8	0.62%	5.01%	0.62%	5.01%	740%
Year Ended 12/31/2005	9.99	0.43	(0.24)	0.19	(0.43)	—	(0.43)	9.75	2.00%	66.9	0.61%	4.40%	0.62%	4.39%	703%
Year Ended 12/31/2004	9.99	0.40	—	0.40	(0.39)	(0.01)	(0.40)	9.99	4.02%	57.4	0.49%	4.02%	0.63%	3.88%	684%
Year Ended 12/31/2003 (e)	10.00	0.19	(0.01)	0.18	(0.19)	—	(0.19)	9.99	1.85%	27.9	0.50%	2.94%	0.79%	2.65%	921%

MONEY MARKET PORTFOLIO
Six Months Ended 6/29/2007 (unaudited)	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.53%	696.8	0.35%	5.03%	0.45%	4.93%	N/A
Year Ended 12/31/2006	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.85%	590.6	0.35%	4.80%	0.45%	4.70%	N/A
Year Ended 12/31/2005	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.86%	373.7	0.46%	2.85%	0.46%	2.85%	N/A
Year Ended 12/31/2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.97%	323.2	0.46%	1.00%	0.47%	0.99%	N/A
Year Ended 12/31/2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.84%	289.3	0.40%	0.84%	0.45%	0.79%	N/A
Year Ended 12/31/2002	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.50%	318.9	0.40%	1.49%	0.44%	1.45%	N/A

(a)All per share amounts have been rounded to the nearest cent.								(c)Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(b)The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of								(d) Computed on an annualized basis for periods less than one year.
fund shares.								(e) Since inception, April 30, 2003.

The accompanying Notes to Financial Statements are an integral part of this schedule.								The accompanying Notes to Financial Statements are an integral part of this schedule.

272								273

Additional Information
(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Fund files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund’s Forms N-Q by calling 1-800-847-4836. The Fund’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Fund at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of New Subadvisory Agreement

At its meeting on February 13, 2007, the Board of Directors of the Fund, including the Independent Directors, voted unanimously to approve a new investment subadvisory agreement among the Fund, on behalf of the Thrivent Partner International Stock Portfolio, Thrivent Financial and Principal Global Investors, LLC (“Principal”). In connection with its approval of the sub-advisory agreement, the Board considered the following factors: The nature, extent and quality of the services provided by Thrivent Financial; the performance of the Portfolio; the cost of services provided and profits realized by Thrivent Financial; the extent to which economies of scale may be realized as the Portfolio grows; and whether the breakpoint levels reflect these economies of scale for the benefit of shareholders.

The Contracts Committee of the Board (consisting of each of the Independent Directors of the Fund) also reviewed information presented by Thrivent Financial addressing these factors. The Contracts Committee and the Independent Directors were represented by independent counsel throughout the meeting and during the executive session of the Independent Directors.

Management began by discussing its process for selecting a new subadviser to recommend to the Board, including the retention of an independent search firm. Representatives of Thrivent Financial stated that the scope and quality of services under the proposed agreement with Principal were expected to be at least equivalent to the scope and quality of services provided by T. Rowe Price International, Inc., the subadviser that Principal was proposed to replace. The Board also received information from Principal relating to its investment process and research capabilities.

In addition to receiving monthly performance reports, the Board, in connection with its regular quarterly meetings, received more extensive information on Portfolio performance, including absolute performance, relative performance rankings within the Portfolio’s Lipper peer group and performance as compared to benchmark index returns. Management also provided information on the performance of the portion of the Portfolio’s assets allocated to each of the Portfolio’s subadvisers. The Board observed that the performance of the international growth portion of the Portfolio’s assets had underperformed its peer group for an extended period of time. The Board also received information from Principal regarding the absolute and relative performance of its international growth portfolios, which are managed in a substantially identical manner to the manner in which Principal would manage the portion of the Portfolio allocated to it.

The Board also reviewed the amount of the fees to be paid to Principal under the subadvisory agreement and considered the fact that the contract had been negotiated at arm’s length between Thrivent Financial and Principal and that there were no separate arrangements for unrelated services between Principal and Thrivent Financial and its affiliates. Based on these factors, among others, the Contracts Committee recommended approval of the subadvisory agreement, and the Board approved the subadvisory agreement with Principal.

274

Thrivent Series Fund, Inc.

Supplement to Prospectus dated May 1, 2007

With respect to Thrivent Partner Small Cap Growth Portfolio

The “Portfolio Management” section of the prospectus is amended with respect to the following Portfolio:

The second paragraph under Thrivent Partner Small Cap Growth Portfolio is deleted and replaced with the following:

Turner has been in the investment advisory business since 1990 and, as of March 31, 2007, managed approximately $23.3 billion in equity investments for institutions and individuals. Turner uses an investment management team that has day-to-day responsibility for managing its portion of the Portfolio’s assets. William C. McVail, CFA serves as lead manager and has been with Turner since 1998. Jason D. Schrotberger, CFA serves as co-manager and has been with Turner since 2001. Rick Wetmore, CFA also serves as co-manager and has been with Turner since 2001.

The date of this Supplement is July 31, 2007

Please include this Supplement with your Prospectus

275

Thrivent Series Fund, Inc.

Supplement to Prospectus dated May 1, 2007

With respect to Thrivent Small Cap Stock Portfolio

The “Portfolio Management” section of the prospectus is amended with respect to the following Portfolio:

The paragraph under Thrivent Small Cap Stock Portfolio is deleted and replaced with the following:

David A. Maule, CFA serves as portfolio manager of Thrivent Small Cap Stock Portfolio. He has been with Thrivent since 1998 and, since 2004, served as associate portfolio manager of the Portfolio. Prior to serving as associate portfolio manager, Mr. Maule served as a senior equity research analyst for Thrivent since 2002.

The date of this Supplement is June 8, 2007

Please include this Supplement with your Prospectus

276

Thrivent Variable Annuity Account I

Supplement to Prospectus dated May 1, 2007

Regarding
Guaranteed Lifetime Withdrawal Benefit known as the GLWB Rider

This supplement describes the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) now available with the flexible premium deferred variable annuity contract (the “Contract”) (form # W-BC-FPVA) offered by Thrivent Financial for Lutherans. The GLWB is not available with the flexible premium variable annuity contract we began offering in 2002 (the “Prior Contract”) (form # W-BB-FPVA) that is also described in the prospectus. Please keep this supplement for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus. The GLWB Rider may not be available in all states. The GLWB Rider is not available within certain employer-sponsored retirement plans. Please consult your financial representative for more details. Contract provisions may vary by state.

The following changes are made to your prospectus effective July 9, 2007:

1. Replace the last two lines of the Periodic Fees and Expenses other than Fund Expenses table on page 6 with the following:

GLWB Risk Charge*	1.25%	1.25%

Maximum Total Separate Account Expenses[6]	2.50%	2.40%

2. Replace the Example 2 table on page 7 with the following:

Example 2: Contract with the GLWB Rider9

		Years

	1	3	5	10

If you surrender or annuitize your Contract at
the end of the applicable time period with
Minimum Portfolio Expenses:	$913	$1,303	$1,700	$2,859

Maximum Portfolio Expenses:	$1,005	$1,581	$2,167	$3,846

If you do not surrender your Contract at end
of the applicable time period with
Minimum Portfolio Expenses:	$268	$820	$1,396	$2,859

Maximum Portfolio Expenses:	$366	$1,113	$1,878	$3,846

3. Add footnote * and replace footnote numbers 6 and 9 in Notes to Fee and Expense Tables on page 8 with the following:

* The amount shown is based on the guaranteed maximum charge for the GLWB Rider. The current charge is as follows: 0.85%, 0.55%, and 0.35% for the Moderately Aggressive, Moderate and Moderately Conservative Allocations, respectively.

6 The maximum total separate account expenses occur when the GLWB Rider is selected as an optional benefit.

9 For this example, the annual Portfolio operating expenses range from a minimum of 0.75% and a maximum or 0.84% for a Contract with the GLWB Rider.

4. Add the following to CONTRACTS after Return Protection Allocation on page 23:

Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider

The Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider (the “Rider”) is an optional benefit that allows you to withdraw up to a guaranteed withdrawal amount (GWA) each Contract Year for as long as the Rider is in force. GWA payments are not subject to a surrender charge and may be withdrawn each Contract Year after the GLWB Calculation Date, described below. The GWA will vary based on the Age the Rider is added, the Age additional premium payments are made, and the length of time the Contract Owner waits to set guaranteed values. These factors determine the applicable Withdrawal Percentage and Benefit Base, described below, that are used to compute the GWA.

Generally, the longer the GLWB Rider is in place before you begin taking the GWA, the greater the GWA will be. The period of time before you begin taking the GWA is called the GLWB Waiting Period. See GLWB Waiting Period, below. The period of time after you begin taking the GWA is called the GLWB Withdrawal Period. See GLWB Withdrawal Period, below. The GWA will also be affected if you take Excess Partial Surrenders, which are surrender amounts in excess of the GWA in any Contract Year. See Effect of Excess Partial Surrenders, below.

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The Rider also guarantees the return of the Accumulated Value on the Rider Date of Issue plus premiums added less adjustments for partial surrenders taken and charges deducted to the Contract Owner’s beneficiary if the Annuitant dies before the Annuity Date and before the foregoing guaranteed amount has been returned through guaranteed withdrawals. This guaranteed amount is called the GLWB Survivor Benefit and is subject to certain conditions. See GLWB Survivor Benefit, below.

We impose a GLWB Risk Charge for this benefit as a percentage of average daily Accumulated Value based on the Subaccount you choose. This charge will not exceed 1.25% and is in addition to the Contract’s Mortality and Expense Risk Charge. See GLWB Risk Charge, below. During the GLWB Withdrawal Period (described below), each Contract Year we will waive surrender charges provided your cumulative surrenders during a Contract Year do not exceed the GWA for that Contract Year or 10% of the Accumulated Value at the time the first partial surrender is made in that Contract Year.

You may purchase the GLWB Rider as a part of your Contract at the time the Contract is issued or after your Contract is issued. At the Date of Issue of the Rider the Annuitant must be at least 50 years of age, and no more than 85 years of age. When the GLWB Rider is issued, the premium or the Accumulated Value of the Contract should be at least $25,000. We must provide prior approval before issuing a GLWB Rider if the premium or Contract’s Accumulated Value is less than $25,000 or $1 million or more. We do not offer the GLWB Rider on Contracts with joint annuitants. The GLWB Rider is not available while any of the following optional benefits are in force:

• Maximum Anniversary Death Benefit;

• Premium Accumulation Death Benefit;

• Earnings Addition Death Benefit; or

• Return Protection Allocation.

If you do have any of the above benefits, they would have to be cancelled before we can issue the GLWB Rider. Neither Dollar Cost Averaging nor Asset Rebalancing is available if you have the GLWB Rider. You should carefully consider whether the absence or cancellation of these benefits is appropriate for you before electing the GLWB Rider.

GLWB Waiting Period. The GLWB Waiting Period begins when the Rider is issued and continues until you establish your GLWB Calculation Date. During both the GLWB Waiting and Withdrawal Periods, we will compute the Benefit Base, which we use to calculate the amount of GWA. On the GLWB Rider Date of Issue, the Benefit Base is equal to the Accumulated Value. If the GLWB Rider is issued on the Contract’s Date of Issue, the Benefit Base will equal the initial premium into the Contract. If the Rider is added after the Contract is issued, the Benefit Base will equal the Accumulated

Value that is transferred to the Subaccount you choose on the Date of Issue of the Rider. At the time the GLWB Rider is added, you must allocate all of your Accumulated Value to only one of the following investment options:

• Thrivent Moderately Aggressive Allocation Subaccount;

• Thrivent Moderate Allocation Subaccount; or

• Thrivent Moderately Conservative Allocation Subaccount.

If the Date of Issue of the GLWB Rider is after the Contract’s Date of Issue, the Accumulated Value will be transferred on the Date of Issue of the Rider to the Subaccount elected by you. A Market Value Adjustment will apply to Accumulated Value that is transferred from a Fixed Period Allocation more than 30 days before the end of its allocation period. The Market Value Adjustment may increase or decrease the amount transferred. See the section entitled “Market Value Adjustment” on page 17 of the prospectus for a description of the Market Value Adjustment.

While the GLWB Rider is in force, no transfers among Subaccounts are allowed except that all of the Accumulated Value may be transferred from one Subaccount to another Subaccount within 45 days after any Contract Anniversary on which the Benefit Base is increased to equal the Accumulated Value in accordance with the Rider.

Automatic transfers are not allowed while the GLWB Rider is in force.

Benefit Base during the GLWB Waiting Period. On each Contract Anniversary during the GLWB Waiting Period, the Benefit Base is ratcheted up to equal the Accumulated Value at the end of the prior day if such adjustment would increase the Benefit Base. If the Accumulated Value is less than the current Benefit Base, then the ratchet feature does not change the Benefit Base. The Benefit Base is increased by any premiums that we receive before the GLWB Calculation Date. However, no premiums can be paid within one year from any partial surrender.

During the GLWB Waiting Period, the Benefit Base is decreased in the event a partial surrender is taken or when the annual administrative charge is taken. The Benefit Base is decreased by the amount taken if the Benefit Base is less than or equal to the Accumulated Value. Otherwise, the Benefit Base is decreased by the same proportion that the Accumulated Value is decreased by the amount taken.

Example:

A $5,000 partial surrender is taken from a Contract in which the Accumulated Value is $90,000, but the Benefit Base is $100,000. The resulting Benefit Base would be calculated as follows:

[1- (5,000/90,000)] x 100,000 = $94,444.44

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The Benefit Base on the Contract Anniversary that you elect to be the GLWB Calculation Date is adjusted as described above for any premiums allocated and partial surrenders made on or after that Contract Anniversary and before we receive notification of your election of the GLWB Calculation Date.

GLWB Withdrawal Period. The GLWB Waiting Period ends and the GLWB Withdrawal Period begins on the GLWB Calculation Date. To set your GLWB Calculation Date, you must notify us within 45 days after an eligible Contract Anniversary. An eligible Contract Anniversary is any Contract Anniversary on or after the Contract Anniversary the Annuitant reaches 62 years of age and on or before the Annuity Date. Once you provide the proper notification, the most recent Contract Anniversary date will become the GLWB Calculation Date. No further premiums will be accepted after you elect the GLWB Calculation Date. If you do not elect a GLWB Calculation Date before your Annuity Date, the GLWB Calculation Date will be the Annuity Date. Once the GLWB Calculation Date is set, the GWA is calculated. The calculation continues annually until the Rider terminates. No Annual Administrative Charge is deducted during this period.
Benefit Base during the GLWB Withdrawal Period. On any Contract Anniversary after we receive notice of your election of the GLWB Calculation Date and on or before the date that the Annuitant reaches Age 90, the Benefit Base is adjusted to equal the Accumulated Value at the end of the prior day if the adjustment will increase the Benefit Base. After we receive notice of your election of the GLWB Calculation Date, the Benefit Base will be reduced for GLWB Excess Surrenders, defined below, but will not be reduced by the amount of the GWA. The amount of the reduction is described below under Effects of partial surrenders during the GLWB Withdrawal Period.

Withdrawal Percentage. The Withdrawal Percentage is the percentage that is applied to the Benefit Base to determine the GWA. The initial Withdrawal Percentage is determined on the GLWB Calculation Date. The Withdrawal Percentage is based on the Annuitant’s Age at which each premium payment is made and the waiting period from the premium payment date until the GLWB Calculation Date. The initial Withdrawal Percentage is equal to the weighted average of each adjusted premium multiplied by the applicable Percentage Applied from the table below, as follows:

1) the sum of adjusted premiums, each multiplied by its Percentage Applied shown in the table below; divided by

2) the sum of adjusted premiums.

Annuitant’s		Percentage Applied
Age on	Full Contract Years from the Date of
Date of	Premium Allocation to the GLWB
Premium		Calculation Date

Allocation	0-4	5-9	10-14	15+

50-56	—	4.5%	5.0%	6.0%
57-61	4.0%	4.5	5.5	6.5
62-66	4.0	5.0	6.0	7.0
67-71	4.5	5.5	6.5	7.5
72-76	5.0	6.0	7.0	7.0
77-81	5.5	6.5	6.5	6.5
82+	6.0	6.0	6.0	6.0

Each premium payment will be assigned a Percentage Applied. The Withdrawal Percentage used to determine the GWA is calculated as the weighted average of the Percentages Applied.

For example, assume the Accumulated Value at the time the Rider is added is $100,000 and the Annuitant is age 62. Two years later at the Annuitant’s age 64, the Annuitant makes an additional premium of $50,000. Then at age 68, the Annuitant adds another $50,000 premium payment. The Annuitant decides to begin taking the GWA at age 72. From the chart above, the weighted Withdrawal Percentage would be:

[(100,000 x 6%) + (50,000 x 5%) + (50,000 x 4.5%)] = 5.375%

200,000

For purposes of calculating the Withdrawal Percentage, adjusted premiums are determined by subtracting the amount of partial surrenders taken from premiums paid on a last-in, first-out basis at the time the partial surrender is taken. Generally, the Withdrawal Percentage will be higher if premiums are paid earlier and if partial surrenders are made later.

For example, if the Annuitant in the preceding example took a partial surrender of $10,000 at Age 63, and a partial surrender of $5,000 at age 69, the weighted Withdrawal Percentage would be:

[(90,000 x 6%) + (50,000 x 5%) + (45,000 x 4.5%)] = 5.365%

185,000

In addition, premiums paid within the first three months after a Contract Anniversary will be treated as if they were allocated on that Contract Anniversary and at the Age on that Anniversary. All other premiums allocated during the GLWB Waiting Period will be treated as if they were allocated on the next Contract Anniversary after the date of allocation and at the Age on that Anniversary. This treatment of premiums is only for purposes of assigning the Percentage Applied to the adjusted premium amount.

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For example, assume an Annuitant’s Contract Anniversary falls on May 1 of each year. If the Annuitant pays a premium on August 1 of the current year (i.e., within 3 months of the May 1 Contract Anniversary), that premium will be treated as if it were allocated on May 1 of that year and at the Age on that Contract Anniversary. If the Annuitant pays a premium on September 1 of the current year (i.e., more than 3 months after the May 1 Contract Anniversary), that premium will be treated as if it were allocated on May 1 of the following year at the Age on May 1 of the following year.

Guaranteed Withdrawal Amount (GWA). You will need to notify us when you want to begin taking the GWA. The GWA is the amount that can be withdrawn each Contract Year without a surrender charge. The GWA is determined on the GLWB Calculation Date and each Contract Anniversary thereafter. The GWA is equal to the Benefit Base (not to exceed $5 million) multiplied by the Withdrawal Percentage. The GWA may change from year to year depending on whether the Benefit Base was increased, as described above, or decreased as a result of GLWB Excess Surrenders. On any day that the Benefit Base is decreased during the GLWB Withdrawal Period, the GWA will be adjusted, effective as of the next Contract Anniversary, to equal (a) the lesser of the Benefit Base on that date or $5,000,000, multiplied by (b) the Withdrawal Percentage, and the GWA will decrease proportionately. On any Contract Anniversary that the Benefit Base has increased during the GLWB Withdrawal Period to equal the Accumulated Value in accordance with the Rider, the Withdrawal Percentage will be compared to the Withdrawal Percentages in the following table based on the current Age of the Annuitant. The larger of the two Withdrawal Percentages will become the new Withdrawal Percentage. The following table is based on your Age under your Contract.

Annuitant
Age on Contract	Attained Age
Anniversary	Percentage Applied
————————————	————————————————
67-71	4.50%
72-76	5.00%
77-81	5.50%
82-90	6.00%

The lesser of the increased Benefit Base or $5 million will be multiplied by the new Withdrawal Percentage to determine your new GWA. If the Benefit Base increases, your GWA will increase. Your GWA will not decrease unless your Benefit Base decreases. Any decrease in your GWA is effective on the following Contract Anniversary. No surrender charges will apply when partial surrenders are made during the GLWB Withdrawal Period except to the extent that total surrenders in a Contract Year exceed the greater of (a) the GWA, or (b) 10% of the Accumulated Value at the time of the first partial surrender in that Contract Year. Withdrawals of the GWA are taxed in the same manner as partial surrenders under the Contract. See Taxation of Partial and Full Surrenders on page 39 of the prospectus.

Withdrawals after your Annuity Date. While the GLWB Rider is in force, beginning on the Annuity Date, you will be required to withdraw a minimum amount from your Contract each year called a Required Withdrawal Amount. While the GLWB Rider is in force, instead of paying the Annuity Income beginning on the Annuity Date according to the Contract, we will pay you an amount equal to the excess, if any, of the Required Withdrawal Amount over the sum of any partial surrenders you have taken during that Contract Year. The Required Withdrawal Amount is the greater of (a) your GWA, and (b) the Accumulated Value at the end of the prior Contract Year multiplied by the Amortization Factor for the Age in the current Contract Year. Amortization Factors will not exceed the factors shown in the table below:

Amortization Table Used after the Annuity Date

Age	Factor	Age	Factor

90	6.04%	101	10.40%
91	6.24	102	11.28
92	6.47	103	12.36
93	6.71	104	13.70
94	7.00	105	15.43
95	7.31	106	17.72
96	7.66	107	20.93
97	8.06	108	22.63
98	8.52	109	33.30
99	9.05	110	47.14
100	9.67	111+	52.63

If a Required Minimum Distribution (RMD) is defined for the Contract by Section 401(a)(9) of the Internal Revenue Code, then at the end of each calendar year, we will pay you an amount equal to the excess, if any, of the Required Minimum Distribution determined by us for that calendar year over the sum of any partial surrenders you have taken during that calendar year.

Any amounts that we pay will be treated as partial surrenders under the Contract.

Effects of partial surrenders during the GLWB Withdrawal Period. If the sum of partial surrenders within a Contract Year exceeds the larger amount of:

• the GWA for that Contract Year,

• the Required Minimum Distribution (RMD) for that calendar year, if any, as we determine for the Contract, and

• if that day is in a Contract Year that began in the prior calendar year, the RMD, if any, for the prior calendar year that we determine for this Contract;

this excess amount is a GLWB Excess Surrender. Any subsequent partial surrender taken within the same

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Contract Year in which a GLWB Excess Surrender is made will also be considered a GLWB Excess Surrender. A GLWB Excess Surrender affects the calculation of the Benefit Base. If the Benefit Base is less than or equal to the Accumulated Value, the Benefit Base is decreased by the amount of the GLWB Excess Surrender. Otherwise, the Benefit Base is decreased by the following ratio:

a

b - (c-a)

Where:

a = GLWB Excess Surrender amount

b = Accumulated Value prior to surrender

c = partial surrender amount

No surrender charges will apply to partial surrenders made during the GLWB Withdrawal Period to the extent partial surrenders in a Contract Year do not exceed the greater of the GWA for that Contract Year, or 10% of the Accumulated Value at the time of the first partial surrender in a Contract Year.

GLWB Survivor Benefit. If the Annuitant dies during the GLWB Withdrawal Period and before the Annuity Date, the beneficiary may elect to receive the GLWB Survivor Benefit, if any, in lieu of any death proceeds under the Contract. If the Annuitant dies after the Annuity Date, the beneficiary may elect to receive the GLWB Survivor Benefit, if any, in lieu of the Accumulated Value of the Contract. The beneficiary must notify us of their election to receive the GLWB Survivor Benefit within 60 days after we receive proof of death of the Annuitant. On the date the GLWB Rider is issued, the GLWB Survivor Benefit equals the Accumulated Value. Thereafter, the GLWB Survivor Benefit increases on a day we apply a premium by the amount of the premium, and decreases on a day in which a partial surrender or annual administrative charge is deducted by the amount of the partial surrender or administrative charge. However, if a GLWB Excess Surrender is taken, the GLWB Survivor Benefit is decreased as follows: if the GLWB Survivor Benefit is less than or equal to the Accumulated Value, the Benefit is decreased by the amount of the surrender; or, if the GLWB Survivor Benefit is greater than the Accumulated Value, the benefit is first decreased by the amount of the partial surrender that does not represent the GLWB Excess Surrender. The remaining amount is then decreased by the following ratio:

a

b - (c-a)

Where:

a = GLWB Excess Surrender amount

b = Accumulated Value prior to surrender

c = partial surrender amount

We will pay the GLWB Survivor Benefit in equal amounts under a settlement agreement. Payments will continue until the sum of payments equals the GLWB Survivor Benefit. The payment period will not exceed the life expectancy of the beneficiary. If the Annuitant dies before the Annuity Date and the spouse of the Annuitant is the sole primary benefi-ciary, the surviving spouse may elect to continue the Contract as Annuitant and owner. At the time this election becomes effective, the Accumulated Value of the Contract and any excess of Death Proceeds over the Accumulated Value on that date will remain in the Subaccount in which the Accumulated Value was allocated at that time, but will no longer be subject to the GLWB Risk Charge. We account for this by crediting the surviving spouse with Subaccount accumulation units that are not subject to the GLWB Risk Charge in lieu of units that are subject to the Charge. This election results in a termination of the GLWB Rider. If the election to continue the Contract is not made within 60 days from the date we receive proof of death, the surviving spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. This also results in the termination of the GLWB Rider.

Termination of the GLWB Rider. You may terminate the GLWB Rider at any time provided it is at least two years after we issued the Rider. The termination will be effective on the date we receive Written Notice from you. The Rider also terminates at the earliest of any of the following events:

• the date of Contract termination;

• the date we receive satisfactory proof of the death of the Annuitant;

• the date you elect to receive annuity income under the Contract;

• the date during the GLWB Waiting Period that the sum of partial surrenders made and annual administrative charges deducted for this Contract exceeds the sum of premiums paid; or

• the date during the GLWB Withdrawal Period that the Benefit Base is reduced to zero.

If the Contract terminates because the GWA that is surrendered exceeds the Accumulated Value, we will continue to pay you the GWA each year for as long as the Annuitant is alive under a settlement agreement that we will issue. If the GLWB Rider terminates for reasons other than the termination of the entire Contract, the Accumulated Value will remain in the same Subaccount but will no longer be subject to the GLWB Risk Charge, unless you request a different allocation. We account for this by crediting you with Subaccount accumulation units that are not subject to the GLWB Risk Charge in lieu of units that are subject to the Charge. Once the GLWB Rider terminates, the GLWB Risk Charge will also

281

cease. If the Rider terminates after the Annuity Date and there is Accumulated Value remaining, we will begin paying Annuity Income according to the Contract.

If your Contract is used in a Qualified Plan or 403(b) Plan, you are subject to restrictions on withdrawals you may take prior to a triggering event and you should consult your tax or legal advisor prior to purchasing an optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the Federal Tax Status section in the Prospectus. The GLWB Rider is not available within certain employer-sponsored retirement plans.

5. Replace the last sentence of the second paragraph of Risk Charge on page 32 under Charges and Deductions.

On or after the Annuity Date, the risk charge for Annuity Unit Values is 1.25% without the GLWB Rider in effect, or a maximum of 2.50% with the GLWB Rider in effect.

6. Add as last paragraph of Risk Charge on page 32 under Charges and Deductions.

GLWB Risk Charge. We impose a charge for the GLWB Rider equal to a percentage of the average daily Accumulated Value invested in the Subaccount you chose. This charge is in addition to the Mortality and Expense Risk charge for the Contract. The current effective annual charge for the Rider is as follows, and may not be increased beyond the maximum of 1.25% . This charge is deducted from the Subaccount and reflected in the daily Accumulation Unit Value.

		Guaranteed
	Current	Maximum
	Annual	Annual
	GLWB Risk	GLWB Risk
Chosen Subaccount	Charge	Charge
——————————————
Thrivent Moderately
Aggressive Allocation
Subaccount	0.85%	1.25%
Thrivent Moderate
Allocation Subaccount	0.55%	1.25%
Thrivent Moderately
Conservative Allocation
Subaccount	0.35%	1.25%

The following are the maximum charges for a Contract with the GLWB:

	Guaranteed
	Maximum	Guaranteed
	Mortality and	Maximum
	Expense Risk	Annual GLWB	Total Risk
	Charge	Risk Charge	Charges

Contract Years
1-7	1.25%	1.25%	2.50%
Contract Years
8+	1.15%	1.25%	2.40%

In addition, charges may include the Annual Administrative Charge for Contracts with an Accumulated Value of $15,000 or less.

7. Add separate paragraph after 2nd paragraph in Allocation of Premiums on page 19.

If you add the GLWB Rider, you must allocate 100% of the Accumulated Value to one eligible Subaccount (see GLWB Rider). Premiums may only be paid during the GLWB Waiting period. We must approve any such allocation with less than $25,000 of Accumulated Value.

8. Add to Spouse Election to Continue the Contract on page 25 after #(2).

(3) the Accumulated Value of the Contract on the Exchange Date and any excess of Death Proceeds over the Accumulated Value on that date will be transferred from the GLWB subaccount to a Subaccount investing in the same underlying portfolio without the GLWB benefit.

Thrivent Financial for Lutherans
4321 North Ballard Road
Appleton, WI 54919-0001
800-847-4836

The date of this Supplement is July 9, 2007.

Please include this Supplement with your Prospectus.

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We're Listening to You!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Series Fund to each household. This consolidation helps reduce printing and postage costs, thereby saving money.

If you wish to receive an additional copy of this report, call us toll free at 800-847-4836.

Thrivent Financial for Lutherans

625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com • e-mail: mail@thrivent.com • 800-THRIVENT (800-847-4836)

23572SAR R8-07

Item 2. Code of Ethics

Not applicable to semiannual report

Item 3. Audit Committee Financial Expert

Not applicable to semiannual report

Item 4. Principal Accountant Fees and Services

Not applicable to semiannual report

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Registrant's Schedule of Investments is included in the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant's board of directors.

Item 11. Controls and Procedures

(a)(i) Registrant's President and Treasurer have concluded that registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant's President and Treasurer are aware of no change in registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 24, 2007	THRIVENT SERIES FUND,
INC.

By: /s/ Pamela J. Moret

Pamela J. Moret
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 24, 2007	By: /s/ Pamela J. Moret

Pamela J. Moret
President

Date: August 24, 2007	By: /s/ Gerard V. Vaillancourt

Gerard V. Vaillancourt
Treasurer